NASL SERIES TRUST
PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------


February 21, 1997

Dear Fellow Variable Annuity and Variable Life Owners:

It is my pleasure to report to our Variable Annuity and Variable Life contract owners the results of operations for 1996. The following audited financial statements of NASL Series Trust (the "Trust"), the mutual fund in which your contract values are invested, reflect the results of operations for the period ended December 31, 1996. During 1996, total net assets of the Trust grew from $5.13 billion at December 31, 1995 to $6.90 billion at December 31, 1996. This was a 35% increase in net assets for the year, reflecting the continued success of the NASL Series Trust.

In 1996 we adopted a new investment philosophy based on Markowitz's Efficient Frontier theory. Applying this Nobel Prize-winning investment strategy simplifies the process of selecting investments by allowing you to select a risk tolerance and asset allocation profile that you are comfortable with and achieve better risk adjusted rates of return through diversification. The investment options provided offer you multiple opportunities to diversify your investment in a variety of ways -- by asset class, by investment style and by investment manager.

In keeping with our new investment strategy, we announced several changes to the Portfolio subadvisers in 1996. Effective October 1, 1996, Morgan Stanley Asset Management Inc. replaced Oechsle International Advisors, Inc. in managing the Global Equity Trust. T. Rowe Price Associates, Inc. replaced Goldman Sachs Asset Management for the Equity-Income Trust, formerly known as the Value Equity Trust. Additionally, T. Rowe Price replaced Roger Engemann Management Co. Inc. for the management of the Blue Chip Growth Trust, formerly known as the Pasadena Growth Trust, and Manufacturers Adviser Corporation replaced Wellington Management Company in managing the Money Market Trust. These changes reflect our commitment to provide investors with publicly recognized names in portfolio management with distinct expertise and leadership in a particular asset and style class.

Effective December 31, 1996, the Manulife Series Fund, Inc. and the NASL Series Trust were consolidated into a single investment entity. This consolidation increased the Trust's assets by more than $500 million and permitted us to continue building our "efficient frontier" by adding a number of highly rated portfolios to the Trust. In addition to these new portfolios, we also welcomed the firms of Warburg Pincus Councellors, Inc., Pilgrim Baxter & Associates and Miller Anderson & Sherrerd, LLP to our world-class investment management team.

In our continuing effort to assist our clients in reaching their investment goals, we are constantly striving to introduce innovative products and services. We are confident in knowing that our first-rate investment management combined with our state-of-the-art contract benefits and service provide you with a solid template for your financial future.



Sincerely,


/s/ John D. DesPrez III
-----------------------------
John D. DesPrez III
President

NASL SERIES TRUST
INDEX TO ANNUAL REPORT
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
    Portfolio Performance and Manager's Commentary .....................     iii

    Results of Special Meetings of NASL Series Trust and
    Manulife Series Fund, Inc. Shareholders ............................  xxviii

    Report of Independent Accountants ..................................       1

    Statements of Assets and Liabilities ...............................       2

    Statements of Operations ...........................................       7

    Statements of Changes in Net Assets ................................      12

    Financial Highlights ...............................................      20

    Portfolio of Investments:

      Pacific Rim Emerging Markets Trust ...............................      45

      International Small Cap Trust ....................................      48

      Emerging Growth Trust ............................................      50

      Small/Mid Cap Trust ..............................................      51

      International Stock Trust ........................................      53

      Global Equity Trust ..............................................      58

      Growth Trust .....................................................      60

      Equity Trust .....................................................      62

      Quantitative Equity Trust ........................................      65

      Equity Index Trust ...............................................      67

      Blue Chip Growth Trust ...........................................      67

      Real Estate Securities Trust .....................................      70

      International Growth and Income Trust ............................      71

      Growth and Income Trust ..........................................      74

      Equity-Income Trust ..............................................      76

      Balanced Trust ...................................................      78

      Aggressive, Moderate and Conservative Asset Allocation Trusts ....      82

      Strategic Bond Trust .............................................     108

      Global Government Bond Trust .....................................     111

      Capital Growth Bond Trust ........................................     112

      Investment Quality Bond Trust ....................................     113

      U.S. Government Securities Trust .................................     116

      Money Market Trust ...............................................     117

   Notes to Financial Statements .......................................     119

NASL SERIES TRUST
PORTFOLIO PERFORMANCE AND MANAGER'S COMMENTARY
-------------------------------------------------------------------------------


                                TRUST PERFORMANCE

In the following pages we have set forth information regarding the performance of each Portfolio of the NASL Series Trust (the "Trust"), excluding the Money Market Trust. There are several ways to evaluate a Portfolio's historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. WITH RESPECT TO ALL PERFORMANCE INFORMATION PRESENTED, IT IS IMPORTANT TO UNDERSTAND THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. RETURN AND PRINCIPAL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                               PERFORMANCE TABLES

The Performance Tables show two types of total return information: CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS. A CUMULATIVE TOTAL RETURN is an expression of a Portfolio's total change in share value in percentage terms over a set period of time -- one, five and ten years (or since the Portfolio's inception if less than the applicable period). An AVERAGE ANNUAL TOTAL RETURN takes the Portfolio's cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. In addition, seven Portfolios have had portfolio management changes, namely the Global Equity, Equity, Equity-Income, U.S. Government Securities, Aggressive Asset Allocation, Moderate Asset Allocation and Conservative Asset Allocation Trusts. For these Portfolios, the tables show an average annual total return for the period since the current portfolio manager assumed responsibility. THE TABLES SHOW ALL CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS, NET OF FEES AND EXPENSES OF THE TRUST, BUT DO NOT REFLECT THE INSURANCE (SEPARATE ACCOUNT) EXPENSES (INCLUDING A POSSIBLE CONTINGENT DEFERRED SALES CHARGE) OF THE VARIABLE ANNUITY AND VARIABLE LIFE PRODUCTS THAT INVEST IN THE TRUST.


     GRAPH -- CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life of each Portfolio. Each Portfolio's performance is compared with the performance of one or more broad-based securities indices as a "benchmark." All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gain distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.


                         PORTFOLIO MANAGER'S COMMENTARY

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio's performance during the period ended December 31, 1996.

                       PACIFIC RIM EMERGING MARKETS TRUST

INVESTMENT OBJECTIVE:  To achieve long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.
SUBADVISOR:            Manufacturers Adviser Corporation
PORTFOLIO MANAGERS:    Richard Cook, Stephen Hill, and Emilia Panadero-Perez
INCEPTION DATE:        October 4, 1994

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES
                               PACIFIC RIM                 BLENDED FINANCIAL               FINANCIAL TIMES
                             EMERGING MARKETS               TIMES ACTUARIES            ACTUARIES PACIFIC BASIN
October 1994                      10000                         10000                           10000
December 1994                      9437                          9237                            9785
March 1995                         9228                          9207                            9542
June 1995                          9723                          9449                            9098
September 1995                    10071                          9752                            9425
December 1995                     10519                         10030                            9840
March 1996                        11154                         10780                            9988
June 1996                         11258                         10762                           10085
December 1996                     11552                         11233                            8854


                                        PERFORMANCE TABLE
                                                                        Average Annual Total
                                                                               Return             Cumulative Total Return
                                                                                         Since              Since
Periods Ending December 31, 1996                                        1 Year         Inception          Inception
Blended Financial Times Actuaries Index*                                11.99%           5.32%             12.33%
Financial Times Actuaries Pacific Basin Index                          -10.02%          -5.28%            -11.46%
Pacific Rim Emerging Markets Trust (at net asset value)                  9.81%           6.64%             15.52%
* Comprised of 80% Pacific ex Japan and 20% Japan

                         PORTFOLIO MANAGERS' COMMENTARY

It was generally a positive year for global equity markets. Wall Street once again provided support for markets worldwide, to Hong Kong in particular, which also benefited from the stable U.S. interest rate environment. Japan, however, once again failed to participate in the rally. While the depreciation of the Yen, particularly against the U.S. dollar, has greatly improved the prospects for key Japanese export industries, the Tokyo market remains plagued by a domestic financial system in need of reform. The Pacific Rim Emerging Markets Trust accordingly has been underweight in Japan and skewed toward lower volatility issues as protection against the falling market.

Elsewhere in the Far East, returns were mixed. South Korea and Thailand were particularly weak in 1996 as both fell more than 30% in local and dollar terms. The Thai market was beset by worries about bad debts and the country's macro-economic problems. In addition, the growing nervousness of foreign investors is increasingly putting constraints on the central bank's ability to lower interest rates. Malaysia, which was supported by strong liquidity flows, and Hong Kong, which kept pace with Wall Street, both rose sharply over the year. Valuations in these two markets are now beginning to look a little stretched. The portfolio has started to reduce the weighting in Malaysia, and money is being shifted into Singapore and selectively into Thailand.

                         INTERNATIONAL SMALL CAP TRUST

INVESTMENT OBJECTIVE:  Seeks to provide long-term capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenue of $1 billion or less.
SUBADVISOR:            Founders Asset Management, Inc.
PORTFOLIO MANAGER:     Michael W. Gerding
INCEPTION DATE:        March 4, 1996

          CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
                               INTERNATIONAL              MSCI WORLD
                                 SMALL CAP                  EX US
February 1996                     10000                     10000
March 1996                        10048                     10212
April 1996                        10344                     10513
May 1996                          10576                     10333
June 1996                         10624                     10378
July 1996                         10240                     10074
August 1996                       10304                     10112
September 1996                    10424                     10386
October 1996                      10632                     10317
November 1996                     10832                     10745
December 1996                     10920                     10599



                                        PERFORMANCE TABLE


                                                                                                Cumulative Total Return
                                                                                                         Since
Period Ending December 31, 1996                                                                        Inception
MSCI World ex US Index*                                                                          5.99%
International Small Cap Trust (at net asset value)                                               9.20%

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                          PORTFOLIO MANAGER'S COMMENTARY

Nineteen ninety-six was a difficult year once again for foreign indices, with the benchmark MSCI World-ex US index up only 6.87% for the year, as opposed to all three of the major U.S. indices which were up in excess of 20% for the year. However, individual country performance ranged dramatically, from Japan being down over 15% in dollar terms to several European countries' markets up in excess of 20% in dollar terms. It was clearly a year for being selective, and our approach to find the best companies, regardless of country, worked well for us in 1996.

As we look outside the U.S., we believe that economies in general will continue to improve in 1997, with the most pronounced improvements in Europe. The Japanese economy is struggling, and there is a distinct possibility that it will grow more slowly in 1997, and possibly slip into recession. Emerging economies are still quite robust, but growth rates there have slowed because of the stronger dollar and higher oil prices. We still expect the economies of Latin America and Asia ex-Japan to grow at least two times the rate of the developed world in 1997. This will likely lead to much better earnings growth around the world, and, although markets are not as attractively valued as a year ago, we are still able to find terrific ideas around the world. This is especially true in smaller companies, because in general we find better earnings growth at reasonable prices in smaller companies. Because economies around the world are behind the U.S., and because inflation is still benign, we believe that interest rates around the world will be flat to down in 1997, as central banks keep monetary policy easy to support economic growth. We also expect to see the dollar remain strong in 1997, although it is very unlikely that it will strengthen at the same pace as 1996.

                             EMERGING GROWTH TRUST

INVESTMENT OBJECTIVE:  To achieve maximum capital appreciation by investing primarily in a portfolio of equity securities of domestic companies. The Emerging Growth Trust ordinarily will invest at least 65%
                       of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation.
SUBADVISOR:            Manufacturers Adviser Corporation
PORTFOLIO MANAGERS:    Robert Lutzko and Mark Schmeer
INCEPTION DATE:        June 26, 1984

          CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
        EMERGING GROWTH         S&P SMALL CAP
             10000
             10541
             11774
             13006
             12577
             12148
             11852
             11556
             12535
             13514
             16365
             19216
             17784
             16352
             22185
             28018
             31075
             34131
             38207
             42284                  42284
             41418                  41275
             40551                  40266
             46178                  46298
             51804                  52330
             55451                  58201
             54405                  63487




                                     PERFORMANCE TABLE

                                                     Average Annual Total Return                   Cumulative Total Return
                                                                                  Since                                  Since
Periods Ending December 31, 1996            1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
S&P Small Cap Index+*                       21.32%      n/a          n/a         11.37%        n/a          n/a          50.14%
Emerging Growth Trust(at net asset value)    5.02%     14.19%       16.18%       14.48%       94.15%      347.85%       444.07%

+ The S&P Small Cap Index began 3/24/93, therefore information for 5 and 10 year periods is not applicable.
* The cumulative since inception return for the S&P Small Cap Index is for the period March 24, 1993 to December 31, 1996.

                         PORTFOLIO MANAGERS' COMMENTARY

The Emerging Growth Trust had a total return of 5.02% for the year. This compares with a total return of 21.32% for the S&P Small Cap Index. For the first five months of 1996, the portfolio had a return that exceeded its benchmark by a wide margin. Small cap stocks were showing better prospects for growth than their large-cap counterparts, and investors responded by allocating a greater share of their portfolios to the small cap sector. Some of these gains were lost in June, mainly on concerns about the quality of second quarter earnings and simple profit-taking after the run-up. The market correction in July was felt most by the small cap segment of the market. The smaller the capitalization, the greater the impact of the correction. The portfolio has significant weighting in the small companies of the small cap market and this was the main factor in the portfolio's under performance for the year. Although performance has been satisfactory for the period since the market correction, the portfolio has yet to fully recover.

                              SMALL/MID CAP TRUST

INVESTMENT OBJECTIVE:  Seeks to provide long-term capital appreciation by investing at least 65% of its assets in companies that at the time of purchase have total market capitalization between $500 million and
                       $5 billion.
SUBADVISOR:            Fred Alger Management, Inc.
PORTFOLIO MANAGER:     David D. Alger
INCEPTION DATE:        March 4, 1996

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES
                        SMALL/MID CAP    RUSSELL 2000 GROWTH    S&P MIDCAP     CUSTOM
February 1996              10000                10000              10000        10000
March 1996                 10312                10198              10120        10159
April 1996                 10824                10981              10429        10704
May 1996                   10976                11545              10569        11051
June 1996                  10504                10794              10411        10609
July 1996                   9368                 9476               9706         9602
August 1996                 9904                10177              10266        10234
September 1996             10456                10702              10714        10721
October 1996               10248                10240              10745        10505
November 1996              10864                10525              11350        10947
December 1996              10696                10730              11362        11060



                                          PERFORMANCE TABLE
                                                                                                Cumulative Total Return
                                                                                                         Since
Period Ending December 31, 1996                                                                        Inception
S&P MidCap 400 Index*                                                                                   13.62%
Russell 2000 Growth Index*                                                                               7.30%
50%/50% Composite Index*+                                                                               10.60%
Small/Mid Cap Trust (at net asset value)                                                                 6.96%
* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
+ Comprised of 50% of the return of the S&P MidCap 400 Index and 50% of the return of the Russell 2000 Growth Index.

                         PORTFOLIO MANAGER'S COMMENTARY

Throughout most of 1996, inflationary concerns, low unemployment levels and the thought that the economy was growing too quickly led many investors to fear Federal Reserve action. These fears spawned extreme volatility in both the stock and the bond markets. Ultimately, these collective concerns proved overstated, as the Federal Reserve consistently maintained a neutral policy.

Following a rapid and dramatic July sell off which saw the Dow Jones Industrial Average fall to approximately 5100, the Dow soared, breaking 6000 by mid October and ending the year well above 6400. With both the Dow and the S&P 500 posting impressive returns, 1996 proved to be the year of both large cap stocks and value investing. The Small/Mid Cap Trust, employing a growth-oriented approach and investing in small to mid-sized companies, did not perform as well as blue chip value funds or broad market indices. Small company growth stocks were hit more severely in July and recovered less impressively. From the inception of the portfolio to December 31, 1996, the Russell 2000 Growth Index returned a mediocre 7.30%. The mid cap portion of the portfolio helped offset some underperformance, as the S&P MidCap 400 Index returned a more impressive 13.62% over the same period.

                           INTERNATIONAL STOCK TRUST

INVESTMENT OBJECTIVE:  To achieve long-term growth of capital by normally investing at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world.
SUBADVISOR:            Manufacturers Adviser Corporation
PORTFOLIO MANAGERS:    Richard Crook, Stephen Hill, Emilia Panadero-Perez, and Martin Gamble
INCEPTION DATE:        October 4, 1994

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES
                                                                  FINANCIAL
                        INTERNATIONAL    BLENDED FINANCIAL     TIMES ACTUARIES
                            STOCK         TIMES ACTUARIES     WORLD EX-US INDEX
October 1994                10000             10000                 10000
December 1994                9846              9753                  9878
March 1995                   9889              9934                  9917
June 1995                   10137             10179                  9941
September 1995              10528             10535                 10302
December 1995               10957             10875                 10680
March 1996                  11310             11328                 10939
June 1996                   11525             11454                 11101
December 1996               12103             11991                 11139



                              PERFORMANCE TABLE

                                                                     Average Annual Total Return   Cumulative Total Return

                                                                                      Since                 Since
Periods Ending December 31, 1996                                     1 Year         Inception             Inception
Blended Financial Times Actuaries Index +                             10.26%           8.43%                19.91%
Financial Times Actuaries World ex-US Index                            4.30%           4.92%                11.39%
International Stock Trust (at net asset value)                        10.45%           8.88%                21.03%
+ Comprised of 45% Europe, 30% Pacific ex Japan, and 25% Japan

                         PORTFOLIO MANAGERS' COMMENTARY

The European and some of the Pacific Rim markets returned in excess of 20% as Wall Street once again provided support for markets worldwide. Like New York, the London market made repeated forays into record territory. Japan, however, once again failed to participate in the rally. While the depreciation of the Yen, particularly against the U.S. dollar, has greatly improved the prospects for key Japanese export industries, the Tokyo market remains plagued by a domestic financial system in need of reform. The International Stock Trust accordingly has been underweight in Japan and skewed toward lower volatility issues as protection against the falling market.

Elsewhere in the Far East, returns were mixed. South Korea and Thailand were particularly weak in 1996 as both fell more than 30% in local and dollar terms. Malaysia, which was supported by strong liquidity flows, and Hong Kong, which kept pace with Wall Street, both rose sharply over the year. Relative underperformance was mainly attributable to high cash levels and underweightings in continental European markets in the first half of the year, particularly in France. At mid-year, the decision to raise cash levels to 29% proved very beneficial and helped allow the portfolio to participate in the United Kingdom rally.

                              GLOBAL EQUITY TRUST

INVESTMENT OBJECTIVE:  To seek long term capital appreciation, by investing primarily in a globally diversified portfolio of common stocks and securities convertible into or exercisable for equity securities.
SUBADVISOR:            Morgan Stanley Asset Management Inc.
PORTFOLIO MANAGER:     Frances Campion
INCEPTION DATE:        March 18, 1988*

          CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

GLOBAL EQUITY   MSCI WORLD
   10000          10000
    9890          10000
   10000          10128
    9761           9927
    9870           9915
    9681          10103
    9252           9549
    9771           9956
   10209          10621
   10110          10992
   10120          11093
   10568          11497
   10439          11427
   10279          11355
   10528          11619
   10658          11337
   10887          11211
   11775          12480
   11924          12179
   12383          12525
   12024          12104
   12183          12595
   12532          13001
   12014          12397
   11864          11867
   11745          11153
   11338          10995
   12421          12155
   12594          12071
   12891          12183
   11757          11045
   10531           9982
   11093          10807
   11052          10632
   11226          10856
   11593          11256
   12462          12299
   12094          11939
   12125          12034
   12342          12309
   11618          11551
   12156          12098
   12073          12062
   12208          12380
   12373          12583
   11877          12037
   12663          12916
   12746          12679
   12818          12463
   12363          11878
   12718          12046
   13315          12527
   12948          12110
   12707          12144
   12749          12442
   12456          12330
   12110          11998
   12561          12215
   12571          12317
   12613          12360
   12791          12655
   13567          13392
   14306          14014
   15102          14339
   14975          14222
   15357          14518
   16196          15186
   16281          14908
   16568          15321
   15538          14457
   16706          15166
   17704          16169
   17747          15962
   17205          15277
   17709          15752
   17450          15795
   17644          15754
   18065          16056
   18659          16543
   17979          16111
   18206          16572
   17029          15856
   16996          16013
   16068          15776
   16057          16001
   16694          16769
   17096          17371
   17130          17523
   17073          17521
   18062          18400
   17926          17994
   18108          18521
   17687          18232
   17812          18868
   18301          19423
   18494          19778
   18665          19903
   19108          20233
   19767          20713
   19582          20734
   19570          20842
   18484          20108
   18912          20343
   19085          21143
   18981          21295
   20206          22492
   20610          22136


                          PERFORMANCE TABLE
                                                             Average Annual Total Return        Cumulative Total Return
                                                                                  Since                    Since        Since*
Periods Ending December 31, 1996                             1 Year   5 Years   Inception       5 Years  Inception   Oct 1, 1996
Morgan Stanley Capital International World Index+            13.97%    11.38%     9.51%         71.39%    121.36%       4.70%
Global Equity Trust (at net asset value)                     12.62%    10.23%     8.57%         62.76%    106.10%       7.99%

* Current portfolio manager assignment became effective 10/1/96.
+ All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                         PORTFOLIO MANAGER'S COMMENTARY

Equities produced another robust performance in 1996 in all major markets other than Japan, which fell 16% in dollar terms. The Global Equity Trust's outperformance was principally due to being underweight in Japan, and stock selection in the United States, Japan, Germany, Spain, the Netherlands and Ireland. U.S. indices were driven higher during 1996 by a continuation of the low inflation and steady growth environment, further merger activity and a mammoth $220 billion of inflows into equity mutual funds. This latter "wall of money" more than offset growing uneasiness over valuations, earnings sustainability, consumer debt levels, and rising wage pressure, as unemployment nudged 5% and the House passed an increased minimum wage.

In Europe, steepening yield curves, restructuring and the improved competitiveness of the Deutschemark bloc currencies all provided support for continental stocks. Domestic conditions however remained difficult with double digit unemployment in both Germany and France combined with renewed fiscal discipline as European Monetary Unit candidates strive to meet the Maastrict criteria. The U.K., being further advanced in the business cycle than its continental peers, enjoyed a broadly based manufacturing recovery. Falling unemployment, continued takeover activity amongst the utilities ahead of the imminent election, deregulation of the building societies and recently, rising house prices, all contributed to surprising strength in final demand.

Japan was the exception. After seeming to recover from its worst recession since World War II, and aided by a weaker Yen and loose monetary policy, many commentators expected the Japanese market to outperform in 1996. Unfortunately, it remained beleaguered by continuing instability in the banking and property sectors with corporates facing the daunting prospect of deregulation in a number of highly protected industries, and consumers a hike in consumption tax in the spring.

Looking forward, the portfolio is likely to remain slightly underweight in the U.S., substantially so in Japan and overweight in Continental Europe. We tend to agree with the consensus that a gradual increase in inflationary pressures may lead to a moderate move up in U.S. interest rates, particularly if the fourth quarter's likely 4% GDP growth rate continues for any length of time. Moreover, there is a risk that earnings growth could slow to between mid and high single digits. However U.S. corporates do remain the key beneficiaries of globalization, which combined with their leadership in technology, and a decade's experience of restructuring, suggests that certain companies can continue to generate substantial free cashflows over the foreseeable future. In Europe, restructuring remains the central theme, while governments there face the dilemma of having to encourage growth while maintaining tight fiscal policies dictated by the political commitment to monetary union, in a climate of already high levels of structural unemployment.

                                  GROWTH TRUST

INVESTMENT OBJECTIVE:  Seeks to provide long-term growth of capital by investing at least 65% of its assets in common stocks of well-established, high-quality growth companies.
SUBADVISOR:            Founders Asset Management, Inc.
PORTFOLIO MANAGER:     Edward F. Keely
INCEPTION DATE:        July 15, 1996

          CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
                    GROWTH      S&P 500
June 1996           10000       10000
July 1996            9936        9558
August 1996         10304        9760
September 1996      10808       10309
October 1996        10768       10594
November 1996       11400       11395
December 1996       11053       11169



                                                  PERFORMANCE TABLE
                                                                                                Cumulative Total Return
                                                                                                         Since
Period Ending December 31, 1996                                                                        Inception
S&P 500*                                                                                                11.69%
Growth Trust (at net asset value)                                                                       10.53%

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                         PORTFOLIO MANAGER'S COMMENTARY

The U.S. equity market experienced a significant correction during July as investors became concerned with the pace of earnings growth. The market began to recover in August as long-term interest rates declined and the bond market became less concerned with inflation. It was during this time the stock market began to show a clear preference for the largest and most liquid stocks. Large capitalization stocks significantly outperformed small and medium sized companies during the second half of the year. The strongest sector performance came from two areas: financials (including banks, insurance companies and brokerage firms) and energy companies. Banks, in particular, had phenomenal performance as their returns averaged two times the return of the market as a whole. The year ended as we had expected, 1996 was a year of moderate earnings growth, low inflation and low interest rates.

The Growth Trust returned 10.53% from its inception date, which was below the return of the market during the same period of time. The performance of the portfolio was hindered by its commitment to invest in medium sized companies which significantly underperformed larger, more liquid stocks.

                                  EQUITY TRUST

INVESTMENT OBJECTIVE:  To seek growth of capital by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy stocks.
SUBADVISOR:            Fidelity Management Trust Company
PORTFOLIO MANAGER:     David Felman
INCEPTION DATE:        June 18, 1985*

          CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
        Equity          S&P 500
        10000           10000
        10034           10000
        10077            9974
         9952            9913
         9549            9595
         9916           10024
        10452           10742
        10889           11243
        11153           11293
        11718           12152
        12121           12825
        11735           12666
        12179           13362
        12544           13583
        12598           12810
        13486           13769
        12808           12637
        13095           13340
        13191           13681
        12904           13320
        14730           15109
        16069           15733
        16487           16161
        16711           16018
        16966           16183
        17583           16991
        18465           17837
        18988           18524
        18552           18116
        13390           14218
        12559           13053
        13791           14017
        13963           14615
        15039           15302
        15381           14840
        15770           15000
        15748           15117
        16615           15819
        16329           15755
        15792           15234
        16450           15880
        16735           16313
        16274           16082
        16648           16373
        17921           17556
        17515           17119
        17649           17523
        18626           18427
        19526           19168
        19204           19065
        20736           20777
        22158           21178
        22014           21095
        20903           20604
        21070           21032
        21258           21529
        19526           20084
        19892           20343
        20525           20878
        20010           20362
        21483           22348
        21119           22191
        20622           22120
        18305           20123
        17328           19133
        17080           19062
        18040           20290
        18752           20846
        19546           21767
        20721           23325
        21119           23881
        21341           23947
        22218           24972
        21324           23831
        22100           24946
        22572           25533
        22184           25114
        22555           25450
        21290           24422
        22116           27214
        22690           26708
        22858           27049
        21729           26519
        21170           27291
        21119           27438
        20504           27040
        21239           28130
        20743           27562
        21051           27879
        21922           27979
        23238           28922
        23870           29301
        24519           29515
        23784           29913
        24588           30557
        24109           29808
        25856           30613
        26052           30714
        25571           30569
        26641           31734
        27532           31499
        27818           32139
        27104           31837
        27764           32228
        28798           33308
        28584           32409
        27407           30999
        27748           31402
        27409           31914
        26166           31125
        26750           32156
        28087           33464
        27447           32658
        28407           33406
        27428           32180
        27616           32650
        27409           33498
        28501           34798
        29594           35828
        30955           36871
        32112           38327
        34672           39228
        37442           40534
        37840           40644
        38997           42347
        38864           42198
        39832           44055
        39433           44870
        40493           46396
        41387           46827
        41785           47277
        43248           47972
        44589           49209
        43751           49396
        41007           47213
        42515           48209
        44756           50923
        45175           52329
        47688           56285
        47374           55170


                                                    PERFORMANCE TABLE
                                                 Average Annual Total Return                        Cumulative Total Return
                                                                 Since           Since*                                 Since
Periods Ending December 31, 1996  1 Year  5 Years   10 Years   Inception      Dec 13, 1991      5 Years   10 Years    Inception
S&P 500**                         22.96%   15.18%    15.27%      16.01%          17.39%         102.73%    314.20%     451.70%
Equity Trust (at net asset
  value)                          20.14%   16.46%    13.89%      14.42%          16.78%         114.20%    267.12%     373.74%

 * Current portfolio manager assignment became effective 12/13/91.

** All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                         PORTFOLIO MANAGER'S COMMENTARY

The Equity Trust modestly lagged the S&P 500 and NASDAQ composite in 1996. The portfolio returned 20.14% versus gains of 22.96% and 22.71% for the S&P and NASDAQ, respectively. The strongest performance in the portfolio came from retail, consumer products, technology, health care, energy services and select financial positions.

In the overall market, large-capitalization stocks continued to outperform smaller-cap issues. In this slow growing economic environment, investors showed a clear preference for stocks with sustainable earnings growth. These stocks are typically found in the large-cap segment of the market.

We are cautiously optimistic about the market's prospects in 1997. Valuations appear reasonable, and recent volatility suggests that investors are increasingly skeptical about a bullish outlook for the market, which we view as positive. Currently, we are looking in the technology and communications industries for companies with good earnings growth prospects at reasonable valuations.

                           QUANTITATIVE EQUITY TRUST

INVESTMENT OBJECTIVE:  To achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.
SUBADVISOR:            Manufacturers Adviser Corporation
PORTFOLIO MANAGERS:    Mark Schmeer and Rhonda Chang
INCEPTION DATE:        April 30, 1987


          CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Quantitative Equity     S&P 500
        10000           10000
         8502            8751
         8921            9478
         9340           10205
        10772           11822
        12204           13438
        11956           13230
        11708           13022
        13475           15006
        15241           16990
        15703           17637
        16165           18284
        17248           19206
        18330           20127
        17946           20260
        17561           20393
        20128           24225
        22694           28057
        24612           30891
        26762           34499


                                                    PERFORMANCE TABLE
                                                                 Average Annual Total Return            Cumulative Total Return
                                                                                        Since                           Since
Periods Ending December 31, 1996                               1 Year     5 Years     Inception         5 Years       Inception
S&P 500                                                        22.96%      15.18%      13.65%           102.73%        244.99%
Quantitative Equity Trust (at net asset value)                 17.92%      11.92%      10.70%            75.61%        167.62%

                         PORTFOLIO MANAGERS' COMMENTARY

The Quantitative Equity Trust had a total return of 17.92% for the year, as compared with a total return of 22.96% for the S&P 500 Index. The portfolio's underperformance is best explained in terms of our investment style. Since August 1995 we have used a disciplined, quantitative approach to select stocks that have superior earnings momentum. Companies are first screened for financial quality, growth prospects and industry leadership. Surviving companies are then ranked using computerized models. Only the top-ranked stocks are considered for investment. As stocks fall out of the top tier of these models they are sold. Portfolio weightings by industry sector are a secondary consideration with this investment style. This can result in underperformance over the short-term, as it did in the first quarter and fourth quarter of 1996, in which most of the gains in the S&P 500 can be attributed to one or two key sectors. In addition, the portfolio held small cash positions throughout the year, and this detracted from performance during a year of double digit market returns. The earnings growth rate for the portfolio is now more than twice that of the market, and the earnings surprise and earnings revisions characteristics are favorable. The valuation measures are similar to the S&P 500, and all of the companies represented in the portfolio have strong balance sheets. We began to increase the portfolio weight in high yield stocks during the fourth quarter as a defensive measure against a potential market correction. We feel the portfolio is now well-positioned to gain from further advances with less downside risk than the overall market.

                               EQUITY INDEX TRUST

INVESTMENT OBJECTIVE:  To achieve investment results which approximate the total return of publicly traded common stocks in the aggregate as represented by the Standard & Poor's 500 Composite Stock Price Index.
SUBADVISOR:            Manufacturers Adviser Corporation
PORTFOLIO MANAGERS:    Les Grober and Brett Hryb
INCEPTION DATE:        February 14, 1996


          CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
                     Equity Index       S&P 500
February 1996           10000           10000
March 1996               9896            9875
June 1996               10371           10349
December 1996           11486           11509


                                                    PERFORMANCE TABLE
                                                                                                Cumulative Total Return
                                                                                                         Since
Periods Ending December 31, 1996                                                                       Inception
S&P 500                                                                                                 15.09%
Equity Index Trust (at net asset value)                                                                 14.86%

                         PORTFOLIO MANAGERS' COMMENTARY

The Equity Index Trust, which was launched on February 14, 1996, finished year with a return of 14.86%, compared with a total return of 15.09% for the S&P 500 over the same period.

                             BLUE CHIP GROWTH TRUST

INVESTMENT OBJECTIVE:  To seek long term growth of capital by emphasizing investments in companies with rapidly growing earnings per share, some of which may be smaller emerging growth companies.
SUBADVISOR:            T. Rowe Price Associates, Inc.
PORTFOLIO MANAGER:     Larry J. Puglia
INCEPTION DATE:        December 11, 1992*


          CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
    Blue Chip Growth    S&P 500
        10000           10000
         9930           10000
         9930           10073
         9530           10209
         9590           10428
         8832           10173
         9112           10448
         9052           10482
         8782           10433
         9102           10830
         9102           10750
         9332           10968
         9393           10865
         9553           10999
         9663           11367
         9473           11061
         8962           10579
         9114           10717
         9064           10892
         8702           10623
         8933           10974
         9476           11421
         9275           11146
         9365           11401
         9164           10982
         9094           11143
         9305           11432
         9506           11876
         9787           12228
         9922           12583
        10235           13080
        10659           13388
        11103           13834
        11093           13871
        11416           14452
        11244           14402
        11577           15035
        11507           15313
        11890           15834
        12173           15981
        12264           16135
        12756           16372
        13252           16794
        13120           16858
        12260           16113
        12725           16453
        13728           17379
        13677           17859
        14689           19209
        14487           18829



                                                    PERFORMANCE TABLE
                                                                Average Annual Total Return       Cumulative Total Return
                                                                                  Since             Since         Since*
Periods Ending December 31, 1996                                   1 Year       Inception         Inception     Oct 1, 1996
S&P 500**                                                           22.96%        17.14%            88.29%          8.34%
Blue Chip Growth Trust (at net asset value)                         25.90%         9.57%            44.87%          5.53%

 * Current portfolio manager assignment became effective 10/1/96.
** All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                         PORTFOLIO MANAGER'S COMMENTARY

Following stellar gains in 1995, the U.S. stock market surprised many investors by advancing steadily throughout 1996. In fact, the consecutive gains in the S&P 500 of over 37% in 1995 and over 22% in 1996 is one of the best two year performance periods on record. However, we also remain cautiously optimistic that many of the factors which have provided a strong environment for stocks will continue. Specifically, inflation and interest rate data, mutual fund inflows and corporate earnings continue to be favorable. Risks which could dampen continued strong corporate earnings and hurt stock market performance include the inconsistent economic performance of many of our key trading partners. Japan's economy continues to stagnate under the weight of a sharp decline in real estate and stock market values. Several European economies, including Germany, also continue to struggle. More consistent performance of these economies is needed for continued strong earnings growth at many U.S. multinationals. However, a strong, synchronized boom in major world economies would probably be a major negative for inflation, interest rates and ultimately stock valuations. Although the Blue Chip Growth Trust has less exposure to the technology sector than the average growth fund, our technology holdings performed very well. Financial stocks also performed well as investors continue to focus on companies with consistent earnings growth and strong capital generation. Additionally, we were able to find some sound investment ideas in the struggling retail sector.

Stock valuations remain expensive, particularly as evidenced by the historically low dividend yield on the S&P 500. We are also wary because the market has generated strong results for two consecutive years. However, we realize that sound investing must be driven by the outlook for the general investment environment and future company earnings. Considering these factors, we believe the outlook for U.S. stocks remains favorable. We continue to target holdings which we believe are generally "all season" growth companies-they can generate earnings growth regardless of the economic or interest rate environment. As always, we strive to seek out blue chip companies with leading positions, seasoned management and strong financial fundamentals as we continue to believe they will provide superior investment results.

                          REAL ESTATE SECURITIES TRUST

INVESTMENT OBJECTIVE:  To achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.
SUBADVISOR:            Manufacturers Adviser Corporation
PORTFOLIO MANAGERS:    Mark Schmeer and Les Grober
INCEPTION DATE:        April 30, 1987


         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES
Real Estate Securities          NAREIT All-REIT         Morgan Stanley REIT     S&P 500
        10000                       10000                                        10000
         9158                        8708                                         8751
         9694                        9202                                         9478
        10231                        9696                                        10205
        10704                        9608                                        11822
        11176                        9521                                        13438
        10923                        8695                                        13230
        10670                        7869                                        13022
        12862                        9273                                        15006
        15054                       10676                                        16990
        16657                       11327                                        17637
        18260                       11977                                        18284
        20325                       13088                                        19206
        22389                       14198                                        20127
        22079                       14256                                        20260
        21770                       14313                     21770              20393
        23418                       15624                     22611              24225
        25066                       16934                     24579              28057
        26577                       18141                     26198              30891
        33761                       22988                     33402              34499


                                                    PERFORMANCE TABLE
                                                                 Average Annual Total Return         Cumulative Total Return
                                                                                      Since                         Since
Periods Ending December 31, 1996                               1 Year   5 Years    Inception        5 Years      Inception
Morgan Stanley REIT Index+*                                     35.89%     n/a        23.79%           n/a          53.43%
NAREIT All-REIT Index                                           35.75%    16.58%       8.98%         115.34%       129.88%
S&P 500                                                         22.96%    15.18%      13.65%         102.73%       244.99%
Real Estate Securities Trust (at net asset value)               34.69%    17.63%      13.39%         125.21%       237.61%

+ The Morgan Stanley REIT Index commenced on December 30, 1994, therefore the 5 year return period is not applicable for this index.
* The cumulative since inception return for the Morgan Stanley REIT Index is for the period December 30, 1994 to December 31, 1996.

                         PORTFOLIO MANAGERS' COMMENTARY

Real estate security prices began the year on a rather slow note as a sharp rise in interest rates curbed demand. Real Estate Investment Trust (REIT) prices advanced modestly in the first quarter, but home-building stocks, which rose dramatically in 1995, quickly retreated. Exposure to home-building stocks was dramatically reduced early in the year, thereby avoiding much of the sector's losses over the year. Proceeds were invested in REITs, which looked attractive entering 1996 with average REIT's yielding nearly 2% more than the 10-year Treasury bond. The move in REITs proved sound, despite rising interest rates, as prices began to take off in the second quarter. For the first six months, the Real Estate Securities Trust gained 6.02%, mostly achieved in the second quarter. With the market increasingly aware of good fundamentals in most property sectors, REIT prices continued to climb. In August, Simon Properties and DeBartolo Realty announced a merger to create the largest publicly-traded REIT, valued at about $9 billion. This fueled speculation of mergers and acquisitions at precisely the time stock market volatility rose substantially. Portfolio managers began to look for more defensive equity investments, and REITs were a natural beneficiary. Over 1996, $2.5 billion flowed into real estate mutual funds, up fivefold over 1995. Over the year, hotel REITs led the way, gaining in excess of 52%, with office/industrial REITs gaining about 40%. Retail REITs generally performed in line with the benchmark average, while apartment, self storage, health care, and especially factory outlet REITs trailed.

At year end the portfolio's characteristics continued to be superior to those of the REIT market. Earnings growth and earnings revisions remain greater than the benchmark average. The portfolio's dividend yield, now at 5.95%, is higher than the benchmark, while both balance sheet and valuation characteristics are in line with the Morgan Stanley REIT index.

                     INTERNATIONAL GROWTH AND INCOME TRUST

INVESTMENT OBJECTIVE:  To seek long term growth of capital and income by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers. The portfolio may also invest in debt securities of corporate or sovereign issuers rated A or higher by Moody's or S&P or, if unrated, of equivalent credit quality as determined by J.P. Morgan. Under normal circumstances, the portfolio will be invested approximately 85% in equity securities and 15% in fixed income securities.
SUBADVISOR:            J.P. Morgan Investment Management, Inc.
PORTFOLIO MANAGERS:    Paul A. Quinsee and Gareth A. Fielding
INCEPTION DATE:        January 9, 1995

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES
                                    [Graph]

  International
Growth and Income    MSCI EAFE    Custom    SB Non-US 10
    10,000            10,000      10,000       10,000
     9,820             9,616      10,217        9,706
     9,620             9,588      10,587        9,735
    10,060            10,186      11,730       10,409
    10,390            10,569      11,968       10,773
    10,190            10,444      12,195       10,695
    10,010            10,261      12,249       10,543
    10,480            10,900      12,203       11,095
    10,200            10,485      11,407       10,628
    10,270            10,689      11,738       10,850
    10,080            10,402      11,709       10,598
    10,280            10,691      11,798       10,860
    10,698            11,122      11,843       11,238
    10,810            11,167      11,510       11,230
    10,790            11,205      11,509       11,263
    10,984            11,406      11,549       11,440
    11,187            11,658      11,438       11,638
    11,177            11,548      11,441       11,546
    11,320            11,614      11,492       11,609
    11,054            11,318      11,847       11,411
    11,167            11,464      11,901       11,544
    11,453            11,751      11,854       11,783
    11,545            11,764      12,083       11,828
    11,955            12,271      12,214       12,281
    12,047            12,215      12,123       12,220

                               PERFORMANCE TABLE


                                                                   Average Annual Total Return    Cumulative Total Return

                                                                                       Since                   Since
Periods Ending December 31, 1996                                  1 Year             Inception               Inception
Morgan Stanley Capital International EAFE*                         9.83%             10.52%                  22.15%
Salomon Brothers Non-US 10 Index*                                  2.37%             10.10%                  21.23%
85%/15% Composite Index*+                                          8.73%             10.54%                  22.20%
International Growth and Income Trust (at net asset value)        12.61%              9.87%                  20.47%

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
+ Comprised of 85% of the return of the MSCI EAFE and 15% of the return of the Salomon Brothers Non-US 10 Index.

                         PORTFOLIO MANAGERS' COMMENTARY

Building on the success enjoyed during the fourth quarter of 1995, international equity markets performed well during 1996 spurred by renewed optimism for economic recovery and corporate profits (due to rising Japanese corporate profits, low interest rates in the smaller European markets, and the favorable impact of the larger European market corporate restructurings). International equities have considerably outperformed bonds since the beginning of 1996. In the bond markets, the theme of convergence of high-yielding markets towards reference markets set the tone, with Italy, Spain, and Sweden producing strong returns in Europe, and Canada and Australia in the dollar bloc.

Asset allocation was the most positive contributor to overall performance in 1996. We have significantly reduced the position in Japanese equities, while increasing positions in German, French, and Belgian equities. These decisions have contributed positively to performance. However, these gains were marginally offset by underweighting the strong Swedish market. During the year, stock selection in the Japanese banking sector and in supermarket stocks within the retail sector have contributed to the International Growth and Income Trust's returns. An underweight position in Japanese bonds and an overweight position in Dutch bonds also produced a positive return as well as the portfolio's yield positioning. The portfolio's ongoing currency strategy of partially hedging Japanese yen exposure into U.S. dollars has had a favorable impact on the results this year as the Dollar continued to strengthen against the Yen during the year.

                            GROWTH AND INCOME TRUST

INVESTMENT OBJECTIVE:  To seek long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which the portfolio manager believes are of high quality.
SUBADVISOR:            Wellington Management Company
PORTFOLIO MANAGER:     Matthew E. Megargel
INCEPTION DATE:        April 23, 1991

          CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

                                   [GRAPH]
                   Growth and Income        S&P 500
                         10000               10000
                          9940               10000
                         10270               10428
                          9950                9951
                         10330               10417
                         10570               10662
                         10380               10487
                         10530               10628
                         10040               10198
                         11080               11364
                         10810               11153
                         10980               11295
                         10740               11074
                         10921               11396
                         10982               11458
                         10921               11292
                         11376               11747
                         11305               11509
                         11588               11642
                         11668               11684
                         11981               12077
                         12213               12236
                         12375               12325
                         12435               12491
                         12829               12760
                         12587               12447
                         12814               12783
                         12844               12826
                         12793               12765
                         13204               13252
                         13162               13154
                         13388               13421
                         13121               13294
                         13388               13458
                         13850               13909
                         13706               13533
                         13193               12945
                         13337               13113
                         13569               13327
                         13252               12997
                         13812               13428
                         14224               13974
                         13960               13637
                         14171               13950
                         13527               13438
                         13770               13634
                         13780               13988
                         14340               14531
                         14678               14961
                         15150               15397
                         15639               16005
                         16965               16381
                         16421               16926
                         16562               16972
                         17073               17683
                         16812               17621
                         17497               18397
                         17790               18737
                         18214               19374
                         18258               19554
                         18573               19742
                         18853               20032
                         19305               20549
                         19327               20627
                         18628               19715
                         19034               20131
                         20139               21265
                         20691               21852
                         22259               23504
                         21853               23038

                               PERFORMANCE TABLE

                                                                 Average Annual Total Return         Cumulative Total Return
                                                                                      Since                         Since
Periods Ending December 31, 1996                               1 Year    5 Years    Inception        5 Years      Inception
S&P 500*                                                        22.96%    15.18%      15.87%         102.73%      130.38%
Growth and Income Trust (at net asset value)                    22.84%    14.55%      14.71%          97.23%      118.53%

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                         PORTFOLIO MANAGER'S COMMENTARY

The S&P 500 Index returned 22.96% in 1996 continuing the upward trend for U.S. equities. While the U.S. stock market was helped by falling interest rates in 1995, equities in 1996 relied on earnings growth. Market volatility increased in 1996 with a major bump in the road during July from which many small/mid-cap companies never recovered. In general, large cap stocks outdistanced small and mid-cap stocks during the year. Strong performers during the period included energy service, electronics, banks, brokers, computers, cosmetics and household products, and aerospace. Weak groups included media and entertainment, electric and telephone utilities, paper and forest products, metals and mining, and restaurants. 1996 was a year when stock picking was also very important.

In 1996, the Growth and Income Trust was helped by overweights in technology, financial services, health care and aerospace, and by strong performance in a number of our holdings such as General Electric Co., Citicorp, IBM Corp., Travelers Group Inc. and Proctor & Gamble Co. Overall the portfolio returned 22.84% on a net basis for the year, matching its benchmark, the S&P 500 Index, during the period. Going forward, we remain cautiously optimistic about selected areas of the U.S. equity market. In particular, our portfolio strategy emphasizes the finance, health care, aerospace, and materials sectors.

                              EQUITY-INCOME TRUST

INVESTMENT OBJECTIVE:  To seek long-term growth of capital by investing primarily in common stocks and securities convertible into or carrying the right to buy common stocks.
SUBADVISOR:            T. Rowe Price Associates, Inc.
PORTFOLIO MANAGERS:    Brian C. Rogers, Stephen W. Boesel, Richard P. Howard, and William J. Stromberg
INCEPTION DATE:        February 19, 1993*

          CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

                                    [GRAPH]

       Equity - Income    S&P 500
            10000          10000
            10170          10000
            10520          10215
            10180           9965
            10470          10234
            10560          10268
            10720          10219
            10760          10609
            10920          10530
            10930          10744
            10970          10643
            11310          10774
            11530          11135
            11710          10834
            11360          10363
            11399          10498
            11490          10669
            11329          10405
            11490          10750
            12003          11187
            11933          10917
            11721          11167
            11188          10758
            11399          10915
            11329          11198
            12073          11633
            12335          11977
            12517          12326
            12875          12813
            13283          13114
            13681          13550
            13824          13587
            13865          14156
            13385          14107
            13926          14728
            14100          15000
            14437          15510
            14723          15654
            14896          15805
            15255          16037
            15573          16451
            15233          16513
            14695          15783
            15145          16116
            15902          17024
            16066          17493
            17020          18816
            16900          18443

                               PERFORMANCE TABLE

                                                                  Average Annual Total Return      Cumulative Total Return
                                                                                    Since             Since        Since*
Periods Ending December 31, 1996                                     1 Year       Inception         Inception   Oct 1, 1996
S&P 500**                                                             22.96%        17.31%            84.43%        8.34%
Equity-Income Trust (at net asset value)                              19.85%        14.54%            69.00%        6.28%

 * Current portfolio manager assignment became effective 10/1/96.
** All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                         PORTFOLIO MANAGERS' COMMENTARY

While the fourth quarter, and the year as a whole, were strong periods for the broad equity market, it was challenging for income-oriented investors. Bond and money market returns were generally in the mid-single digit range in 1996, with shorter-maturity securities returning more than those with longer maturities. Two traditional high-yield sectors of the equity market, electric utilities and telephone companies, were flat on average for the year. These sectors suffered due to their interest rate sensitivity and to concern about the impact of a newly deregulated environment. Despite poor returns from many traditional yield vehicles, we witnessed continued strength of companies in the financial, health care, and energy sectors. While the market advanced sharply during the latter part of the year, we were able to find opportunities in companies with higher-than-average dividend yields, limited risk, and attractive return potential.

Over the last few years, stock prices have appreciated at a much faster rate than the earnings and dividends of the underlying companies. Because of this "delinkage," we expect more subdued equity performance in 1997. We are not at the point of yelling fire in a crowded theater but simply want to raise the possibility that the year ahead may not live up to many investors' high expectations for a continuation of recent trends. Notwithstanding this cautionary tone, we continue to believe we will find interesting investment opportunities during the year.

                                      xviii

                                 BALANCED TRUST

INVESTMENT OBJECTIVE:  To seek current income and capital appreciation by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.
SUBADVISOR:            Manufacturers Adviser Corporation
PORTFOLIO MANAGERS:    Mark Schmeer and Cathy Addison
INCEPTION DATE:        June 26, 1984



         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES
                                   [GRAPH]

                  Balanced   S&P 500   Salomon Brothers BIG Bond
                    10000     10000             10000
                    11376     11175             11926
                    12929     12948             13416
                    14481     14721             14906
                    15737     16095             16176
                    16993     17469             17445
                    16843     17928             17625
                    16693     18386             17806
                    17328     19913             18648
                    17963     21440             19490
                    19878     24838             20851
                    21794     28235             22211
                    21971     27797             23021
                    22147     27359             23830
                    24735     31528             26032
                    27323     35696             28234
                    28172     37056             29487
                    29020     38416             30739
                    30760     40353             32601
                    32500     42288             34464
                    31825     42567             33854
                    31150     42846             33244
                    34996     50897             36849
                    38841     58948             40455
                    40146     64902             39601
                    42923     72482             41798


                               PERFORMANCE TABLE


                                                           Average Annual Total Return                Cumulative Total Return
                                                                                     Since                                Since
Periods Ending December 31, 1996                     1 Year   5 Years   10 Years   Inception       5 Years   10 Years   Inception

S&P 500 Index                                        22.96%    15.18%    15.27%     17.14%         102.73%    314.20%    624.82%
Salomon Bros BIG Bond Index (Corporate)+              3.32%     8.16%     9.13%     12.10%          48.02%    139.58%    317.98%
Balanced Trust (at net asset value)                  10.51%     9.45%     9.71%     12.34%          57.06%    152.60%    329.23%

+ Salomon Brothers Broad Investment Grade Bond Index-Corporate Component

                         PORTFOLIO MANAGERS' COMMENTARY

The Balanced Trust returned 10.51% in 1996. Portfolio weightings in stocks and bonds were close to our benchmark weights, with 55.4% in stocks as at the end of the year. Although stocks will provide the best returns over the long term, the current environment is creating a high degree of short-term volatility that warrants a neutral position on asset mix. This outlook is further supported by our quantitative models based on economic indicators and historical market performance. Both the equity and bond components contributed to the portfolio's relative underperformance over the year. The earnings momentum investment style we use for stock selection fell out of favor in the second quarter and in December, and this, combined with the market's appetite for 'value stocks' not emphasized in the portfolio, had a negative impact over the year. In spite of this, independent studies confirm this investment style to be one of the most successful over the long term. The relative underperformance of the bond component was due to a relative underweighting in issues with lower quality (below AA) credit ratings, as well as its longer duration during periods of rising interest rates in the first half of the year.

                       AGGRESSIVE ASSET ALLOCATION TRUST

INVESTMENT OBJECTIVE:  To seek the highest total return consistent with an aggressive level of risk tolerance. The
                       Trust attempts to limit the decline in portfolio value in very adverse market conditions to 15%
                       over any thirty-six month period.
SUBADVISER:            Fidelity Management Trust Company
PORTFOLIO MANAGER:     Scott D. Stewart
INCEPTION DATE:        August 3, 1989*



         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

 Aggressive Asset Allocation     Wilshire 5000       MSCI EAFE      Customized
 ---------------------------     -------------       ---------      ----------
            10000                   10000              10000          10000
            10340                   10227               9552          10179
            10180                   10210               9989          10229
             9760                    9911               9589          10184
             9810                   10086              10074          10434
             9880                   10270              10448          10697
             9210                    9516              10061          10198
             9370                    9667               9361          10305
             9530                    9909               8388          10510
             9313                    9263               8323          10291
             9918                   10502               9276          11120
             9837                   10451               9196          11106
             9686                   10350               9328          11118
             8909                    9376               8425          10328
             8536                    8861               7253           9968
             8455                    8742               8386           9972
             8839                    9338               7894          10507
             9161                    9635               8025          10764
             9525                   10103               8286          11155
            10029                   10889               9177          11777
            10201                   11221               8628          12008
            10319                   11256               8715          12065
            10571                   11707               8809          12470
            10288                   11185               8164          12041
            10592                   11710               8567          12506
            10887                   12033               8395          12794
            10813                   11895               8871          12701
            10981                   12114               8999          12864
            10498                   11651               8581          12504
            11265                   12930               9027          13669
            11107                   12905               8837          13428
            11244                   13082               8523          13576
            11034                   12758               7963          13359
            11326                   12929               8002          13673
            11445                   13008               8541          13787
            11391                   12743               8139          13684
            11835                   13259               7933          14190
            11694                   12978               8433          14004
            11835                   13133               8269          14175
            11803                   13293               7838          14158
            12095                   13844               7914          14517
            12193                   14090               7957          14712
            12290                   14263               7959          14876
            12442                   14322               8201          15093
            12637                   14690               8919          15348
            12498                   14284               9768          15096
            12699                   14732               9976          15404
            12833                   14800               9823          15508
            12822                   14798              10169          15483
            13213                   15369              10720          15991
            13180                   15399              10481          15909
            13348                   15656              10807          16171
            13269                   15402               9864          16021
            13448                   15680              10579          16188
            13884                   16173              11475          16656
            13571                   15810              11446          16244
            13068                   15095              10956          15612
            13200                   15240              11423          15731
            13356                   15389              11360          15924
            13081                   14977              11523          15623
            13451                   15422              11636          16086
            13762                   16103              11914          16488
            13475                   15791              11541          16186
            13654                   16049              11929          16416
            13248                   15461              11358          15986
            13356                   15669              11432          16138
            13320                   16008              10995          16259
            13619                   16646              10966          16646
            13965                   17084              11654          17085
            14304                   17509              12095          17471
            14649                   18106              11954          17873
            14879                   18683              11747          18120
            15415                   19452              12482          18718
            15453                   19641              12009          18712
            15785                   20391              12246          19176
            15619                   20186              11920          19038
            16078                   21041              12255          19592
            16397                   21385              12752          19976
            16691                   21958              12807          20300
            16780                   22343              12853          20440
            16857                   22586              13129          20616
            17027                   23144              13514          20970
            17206                   23776              13268          21180
            17261                   23581              13346          21182
            16779                   22307              12959          20545
            16986                   23021              12990          20886
            17647                   24246              13339          21623
            17909                   24586              13203          21822
            18680                   26213              13728          22780
            18528                   25917              13551          22591


                               PERFORMANCE TABLE

                                                        Average Annual Total Return                   Cumulative Total Return
                                                                    Since             Since*                         Since
     Periods Ending December 31, 1996         1 Year   5 Years    Inception        Dec 13, 1991       5 Years      Inception
Wilshire 5000**                               21.19%    14.92%      13.70%            17.03%          100.43%       159.17%
Morgan Stanley International EAFE Index**      6.26%     8.46%       4.18%             9.40%           50.11%        35.51%
Lehman Brothers Aggregate Bond**               3.64%     7.04%       8.44%             7.54%           40.51%        82.36%
90 Day T-Bill**                                5.14%     4.36%       5.31%             4.38%           23.81%        46.72%
Merrill Lynch High Yield**                    11.06%    13.16%      12.17%            13.18%           85.52%       134.33%
Customized Benchmark**                        13.09%    10.57%      11.61%            12.34%           65.27%       125.91%
Aggressive Asset Allocation Trust (at net
  asset value)                                13.00%    10.46%      8.67%             11.57%           64.48%        85.28%

 * Current portfolio manager assignment became effective 12/13/91.
** All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust. Customized Benchmark is comprised of 47.5% of the return of the Wilshire 5000, 20% of the MSCI EAFE Index, 15% of the return of the Lehman Brothers Aggregate Bond Index, 10% of the return of the 90 Day T-Bill, and 7.5% of the return of the Merrill Lynch High Yield Index.

                         PORTFOLIO MANAGER'S COMMENTARY

Performance of U.S. equity, U.S. bond and international equity markets differed significantly during 1996. The U.S. economy experienced moderate growth with actual inflation well under 2.5%. Together with stable earnings growth, a strong technology sector and stable U.S. dollar, these events propelled the U.S. equity market for another good year. The Wilshire 5000 index returned 21.19% for 1996. For both 1995 and 1996, the U.S. equity market returned a total of nearly 66%. U.S. bonds experienced quite a different set of circumstances in 1996. Interest rates bottomed in early 1996 and went through the year in a general uptrend as a result of higher inflation expectations. U.S. bonds (Lehman Brothers Aggregate Bond Index) returned only 3.64%. Lower quality, high yielding bonds, on the other hand, had another good year as a result of improving balance sheets and very accommodative Federal Reserve policy. High yield bonds (Merrill Lynch High Yield Index) returned 11.06% in 1996, again proving beneficial diversification for stock and bond investments. International markets experienced diverse performance from region to region. Markets were generally strong in Europe while Japan's Nikkei Index was dragged down by worries of further recession and the possibility of much tighter fiscal policy. The MSCI EAFE returned 6.26% in 1996.

The Aggressive Asset Allocation Trust returned 13.00% in 1996. The relatively large weight in bonds and cash allocated required to meet downside risk parameters moderated overall return. However, in the three years starting 1994, the portfolio has been able to provide consistently stable returns in relation to its pre-set downside risk target while stock, bond and international markets have gone through very volatile cycles.

                        MODERATE ASSET ALLOCATION TRUST

INVESTMENT OBJECTIVE:  To seek the highest total return consistent with a moderate level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 10% over any thirty-six month period.
SUBADVISER:            Fidelity Management Trust Company
PORTFOLIO MANAGER:     Scott D. Stewart
INCEPTION DATE:        August 3, 1989*

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                                      [GRAPH]

Moderate Asset Allocation      Wilshire 5000      LB Aggregate Bond            Custom
        10000                       10000               10000                   10000
        10210                       10227               9852                    10094
        10120                       10210               9902                    10166
        9910                        9911                10146                   10243
        9970                        10086               10242                   10466
        10030                       10270               10270                   10675
        9450                        9516                10148                   10324
        9570                        9667                10180                   10407
        9570                        9909                10187                   10548
        9355                        9623                10094                   10369
        9861                        10502               10392                   11028
        9851                        10451               10560                   11078
        9770                        10350               10705                   11137
        9142                        9376                10562                   10560
        8839                        8861                10650                   10344
        8758                        8742                10785                   10390
        9112                        9338                11017                   10836
        9406                        9635                11189                   11069
        9719                        10103               11327                   11383
        10155                       10889               11424                   11839
        10286                       11221               11502                   12020
        10392                       11256               11627                   12102
        10551                       11707               11694                   12396
        10317                       11185               11688                   12110
        10594                       11710               11851                   12477
        10871                       12033               12107                   12759
        10871                       11895               12352                   12784
        11051                       12114               12490                   12940
        10828                       11651               12604                   12738
        11402                       12930               12979                   13655
        11275                       12905               12802                   13431
        11392                       13082               12885                   13554
        11222                       12758               12813                   13383
        11439                       12929               12906                   13616
        11595                       13008               13149                   13775
        11617                       12743               13331                   13774
        12027                       13259               13603                   14231
        11960                       12978               13740                   14148
        12104                       13133               13904                   14328
        12038                       13293               13719                   14244
        12237                       13844               13722                   14480
        12348                       14090               13940                   14694
        12492                       14263               14207                   14897
        12670                       14322               14456                   15130
        12825                       14690               14517                   15320
        12746                       14284               14618                   15188
        12885                       14732               14637                   15401
        13047                       14800               14902                   15563
        13070                       14798               14987                   15575
        13417                       15369               15250                   16007
        13405                       15399               15291                   15967
        13544                       15656               15347                   16161
        13440                       15402               15217                   16016
        13590                       15680               15299                   16157
        13937                       16173               15506                   16540
        13648                       15810               15236                   16171
        13209                       15095               14859                   15620
        13248                       15240               14741                   15657
        13347                       15389               14739                   15784
        13149                       14977               14707                   15572
        13483                       15422               14999                   15984
        13681                       16103               15017                   16254
        13421                       15791               14797                   15981
        13558                       16049               14783                   16139
        13273                       15461               14751                   15837
        13372                       15669               14853                   15973
        13421                       16008               15147                   16135
        13694                       16646               15507                   16501
        13967                       17084               15602                   16839
        14261                       17509               15820                   17172
        14639                       18106               16432                   17624
        14834                       18683               16552                   17846
        15147                       19452               16516                   18203
        15238                       19641               16716                   18296
        15499                       20391               16878                   18653
        15473                       20186               17097                   18658
        15837                       21041               17354                   19100
        16137                       21385               17597                   19418
        16397                       21958               17716                   19678
        16371                       22343               17498                   19670
        16384                       22586               17286                   19731
        16438                       23144               17189                   19912
        16551                       23776               17155                   20056
        16651                       23581               17385                   20138
        16381                       22307               17432                   19767
        16523                       23021               17402                   19989
        17034                       24246               17705                   20568
        17318                       24586               18098                   20848
        17901                       26213               18408                   21563
        17745                       25917               18236                   21397

                                                         PERFORMANCE TABLE
                                                              Average Annual Total Return               Cumulative Total Return
                                                                           Since        Since*                        Since
          Periods Ending December 31, 1996            1 Year   5 Years   Inception   Dec 13, 1991       5 Years     Inception
Wilshire 5000**                                       21.19%    14.92%     13.70%        17.03%          100.43%      159.17%
Morgan Stanley International EAFE Index**              6.26%     8.46%      4.18%         9.40%           50.11%       35.51%
Lehman Brothers Aggregate Bond**                       3.64%     7.04%      8.44%         7.54%           40.51%       82.36%
90 Day T-Bill**                                        5.14%     4.36%      5.31%         4.38%           23.81%       46.72%
Merrill Lynch High Yield**                            11.06%    13.16%     12.17%        13.18%           85.52%      134.33%
Customized Benchmark**                                10.20%     9.40%     10.80%        10.74%           56.69%      113.97%
Moderate Asset Allocation Trust (at net asset value)   9.96%     9.25%      8.04%        10.05%           55.62%       77.45%

 * Current portfolio manager assignment became effective 12/13/91.
** All since inception returns for the indexes begin on the month-end closest to the actual inception date of the Trust.
Customized Benchmark comprised of 32.5% of the return of the Wilshire 5000, 10% of the return of the MSCI EAFE Index, 40% of the return of the Lehman Brothers Aggregate Bond Index, 10% of the return of the 90 Day T-Bill, and 7.5% of the return of the Merrill Lynch High Yield Index.

                         PORTFOLIO MANAGER'S COMMENTARY

Performance of U.S. equity, U.S. bond and international equity markets differed significantly during 1996. The U.S. economy experienced moderate growth with actual inflation well under 2.5%. Together with stable earnings growth, a strong technology sector and stable U.S. dollar, these events propelled the U.S. equity market for another good year. The Wislhire 5000 index returned 21.19% for 1996. For both 1995 and 1996, the U.S. equity market returned a total of nearly 66%. U.S. bonds experienced quite a different set of circumstances in 1996. Interest rates bottomed in early 1996 and went through the year in a general uptrend as a result of higher inflation expectations. U.S. bonds (Lehman Brothers Aggregate Bond Index) returned only 3.64%. Lower quality, high yielding bonds, on the other hand, had another good year as a result of improving balance sheets any very accommodative Federal Reserve policy. High yield bonds (Merrill Lynch Yield Index) returned 11.06% in 1996, again proving beneficial diversification for stock and bond investments. International markets experienced diverse performance from region to region. Markets were generally strong in Europe while Japan's Nikkei Index was dragged down by worries of further recession and the possibility of much tighter fiscal policy. The MSCI EAFE returned 6.26% in 1996.

The Moderate Asset Allocation Trust returned 9.96% in 1996. The relatively large weight in bonds and cash allocated required to meet downside risk parameters moderated overall return. However, in the three years starting 1994, the portfolio has been able to provide consistently stable returns in relation to its pre-set downside risk target while stock, bond and international markets have gone through very volatile cycles.

                      CONSERVATIVE ASSET ALLOCATION TRUST

INVESTMENT OBJECTIVE:  To seek the highest total return consistent with a conservative level of risk tolerance. This
                       Trust attempts to limit the decline in portfolio value in very adverse market conditions to 5%
                       over any thirty-six month period.
SUBADVISER:            Fidelity Management Trust Company
PORTFOLIO MANAGER:     Scott D. Stewart
INCEPTION DATE:        August 3, 1989*


                      CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                                              [GRAPH]

                        Conservative        90              LB
                            Asset          Day           Aggregate        Custom
                         Allocation       T-Bill           Bond

                           10000          10000            10000          10000
                           10070          10071            9852           10030
                           10030          10137            9902           10126
                           10020          10207            10146          10306
                           10080          10275            10242          10498
                           10110          10345            10270          10657
                           9700           10414            10148          10475
                           9780           10476            10180          10536
                           9620           10547            10187          10618
                           9447           10615            10094          10495
                           9834           10687            10392          10960
                           9905           10757            10560          11063
                           9905           10830            10705          11161
                           9468           10903            10562          10819
                           9285           10972            10650          10751
                           9234           11043            10785          10837
                           9498           11110            11017          11170
                           9722           11179            11189          11366
                           9936           11246            11327          11590
                           10251          11304            11424          11868
                           10322          11365            11502          11998
                           10409          11422            11627          12097
                           10431          11479            11694          12278
                           10311          11533            11688          12139
                           10528          11589            11851          12397
                           10778          11644            12107          12650
                           10887          11698            12352          12770
                           11061          11752            12490          12911
                           11104          11802            12604          12864
                           11550          11851            12979          13485
                           11409          11896            12802          13293
                           11506          11932            12885          13384
                           11398          11972            12813          13274
                           11537          12011            12906          13428
                           11710          12052            13149          13612
                           11790          12091            13331          13694
                           12124          12129            13603          14065
                           12135          12166            13740          14079
                           12273          12200            13904          14249
                           12181          12232            13719          14124
                           12273          12262            13722          14238
                           12400          12294            13940          14445
                           12572          12327            14207          14658
                           12745          12357            14456          14878
                           12848          12389            14517          15000
                           12855          12419            14618          14981
                           12915          12450            14637          15098
                           13095          12481            14902          15291
                           13143          12513            14987          15335
                           13395          12546            15250          15660
                           13407          12577            15291          15662
                           13503          12610            15347          15786
                           13407          12641            15217          15664
                           13513          12674            15288          15771
                           13755          12709            15506          16048
                           13515          12739            15236          15762
                           13179          12773            14859          15343
                           13151          12808            14741          15317
                           13190          12848            14739          15383
                           13087          12889            14707          15272
                           13344          12934            14999          15601
                           13446          12980            15017          15753
                           13267          13027            14797          15568
                           13344          13078            14783          15653
                           13177          13130            14751          15501
                           13267          13189            14853          15621
                           13408          13251            15147          15833
                           13667          13310            15507          16164
                           13844          13376            15602          16369
                           14056          13442            15820          16615
                           14448          13509            16432          17058
                           14597          13574            16552          17234
                           14772          13640            16516          17431
                           14881          13706            16716          17556
                           15070          13767            16878          17812
                           15110          13831            17097          17891
                           15381          13892            17354          18222
                           15664          13956            17597          18466
                           15827          14016            17716          18651
                           15732          14072            17408          18576
                           15719          14131            17286          18591
                           15744          14189            17189          18678
                           15801          14248            17155          18764
                           15917          14308            17385          18884
                           15787          14368            17432          18699
                           15859          14430            17402          18826
                           16219          14491            17705          19239
                           16478          14551            18098          19516
                           16896          14611            18408          20002
                           16766          14672            18236          19872


                               PERFORMANCE TABLE

                                                                                                          Cumulative Total Return
                                                               Average Annual Total Return
                                                                             Since        Since*                           Since
Periods Ending December 31, 1996                       1 Year    5 Years   Inception   Dec 13, 1991        5 Years       Inception
Wilshire 5000**                                        21.19%    14.92%     13.70%        17.03%          100.43%         159.17%
Morgan Stanley International EAFE Index**               6.26%     8.46%      4.18%         9.40%           50.11%          35.51%
Lehman Brothers Aggregate Bond**                        3.64%     7.04%      8.44%         7.54%           40.51%          82.36%
90 Day T-Bill**                                         5.14%     4.36%      5.31%         4.38%           23.81%          46.72%
Customized Benchmark**                                  7.61%     8.06%      9.70%         8.93%           47.36%          98.72%
Conservative Asset Allocation Trust (at net asset
  value)                                                7.03%     7.74%      7.22%         8.30%           45.17%          67.66%

 * Current portfolio manager assignment became effective 12/13/91.
** All since inception returns for the indexes begin on the month-end closest to the actual inception date of the Trust.
Customized Benchmark is comprised of 20% of the return of the Wilshire 5000, 5% of the return of the MSCI EAFE Index, 50% of the return of the Lehman Brothers Aggregate Bond Index, and 25% of the return of the 90 Day T-Bill.

                         PORTFOLIO MANAGER'S COMMENTARY

Performance of U.S. equity, U.S. bond and international equity markets differed significantly during 1996. The U.S. economy experienced moderate growth with actual inflation well under 2.5%. Together with stable earnings growth, a strong technology sector and stable U.S. dollar, these events propelled the U.S. equity market for another good year. The Wilshire 5000 index returned 21.19% for 1996. For both 1995 and 1996, the U.S. equity market returned a total of nearly 66%. U.S. bonds experienced quite a different set of circumstances in 1996. Interest rates bottomed in early 1996 and went through the year in a general uptrend as a result of higher inflation expectations. U.S. bonds (Lehman Brothers Aggregate Bond Index) returned only 3.64%. Lower quality, high yielding bonds, on the other hand, had another good year as a result of improving balance sheets and very accommodative Federal Reserve policy. High yield bonds (Merrill Lynch High Yield Index) returned 11.06% in 1996, again proving beneficial diversification for stock and bond investments. International markets experienced diverse performance from region to region. Markets were generally strong in Europe while Japan's Nikkei Index was dragged down by worries of further recession and the possibility of much tighter fiscal policy. The MSCI EAFE returned 6.26% in 1996.

The Conservative Asset Allocation Trust returned 7.03% in 1996. The relatively large weight in bonds and cash allocated required to meet downside risk parameters moderated overall return. However, in the three years starting 1994, the portfolio has been able to provide consistently stable returns in relation to its pre-set downside risk target while stock, bond and international markets have gone through very volatile cycles.

                              STRATEGIC BOND TRUST

INVESTMENT OBJECTIVE:  To seek a high level of total return consistent with preservation of capital by giving its portfolio manager broad discretion to deploy the portfolio's assets among certain segments of the fixed-income market as the portfolio manager believes will best contribute to achievement of the portfolio's investment objective.
SUBADVISOR:            Salomon Brothers Asset Management Inc
PORTFOLIO MANAGERS:    Peter J. Wilby and David J. Scott
INCEPTION DATE:        February 19, 1993


          CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

                                  [GRAPH]

                                             LB
                         Strategic        Aggregate
                           Bond              Bond
                          10000             10000
                          10000             10000
                          10050             10042
                          10080             10112
                          10150             10125
                          10400             10309
                          10460             10367
                          10550             10549
                          10560             10577
                          10760             10617
                          10760             10526
                          10880             10583
                          11050             10726
                          10820             10539
                          10440             10279
                          10372             10197
                          10393             10196
                          10383             10173
                          10403             10376
                          10414             10388
                          10445             10236
                          10424             10226
                          10383             10204
                          10228             10274
                          10207             10478
                          10290             10727
                          10300             10792
                          10710             10944
                          11154             11367
                          11284             11450
                          11360             11425
                          11436             11563
                          11620             11675
                          11706             11827
                          11912             12004
                          12194             12173
                          12681             12255
                          12464             12042
                          12475             11958
                          12640             11891
                          12745             11867
                          12886             12026
                          12979             12059
                          13155             12038
                          13576             12247
                          13693             12519
                          13939             12733
                          13986             12615


                               PERFORMANCE TABLE

                                                                       Average Annual Total
                                                                              Return               Cumulative Total Return
                                                                                      Since                 Since
Periods Ending December 31, 1996                                    1 Year          Inception             Inception
Lehman Brothers Aggregate Bond Index*                                 3.64%           6.25%                26.15%
Strategic Bond Trust (at net asset value)                            14.70%           9.07%                39.86%

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                         PORTFOLIO MANAGERS' COMMENTARY

The Strategic Bond Trust's ability to rotate its assets among global fixed income markets enabled it to outperform the broad fixed income market for the year ended December 31, 1996. During 1996, the portfolio allocated its assets among the U.S. high yield sector, U.S. investment grade sector, emerging markets debt and non-dollar government bonds. Over the course of the year, the portfolio maintained and allocated about 35% of its assets to the high yield sector and about 22% to emerging markets debt (Brady Bonds). These two sectors responded favorably to the improving credit quality of their issuers. High yield issuers were supported by moderate economic growth as corporations strengthen their balance sheets by posting higher earnings and paying down debt. The strength in the emerging markets debt sector is attributed to improving fiscal and monetary practices of these countries. During the year, both Moody's and S&P upgraded Poland's debt to investment grade. This positive development helped to boost prices across the whole emerging markets debt sector. In addition, a large and growing number of institutional investors, particularly U.S. pension funds and insurance companies, entered this market in search of higher yields. This flow of institutional funds has helped to stabilize and support the market sector.

Our strategy for the U.S. investment grade sector was to overweight mortgage pass-through securities and underweight U.S. Treasuries. We believed that mortgage pass-through securities were attractive as higher interest rates reduced the incentive for homeowners to refinance their mortgages. In the non-dollar portion of the portfolio, we allocated assets among government bonds of Germany, Denmark, Ireland, the United Kingdom, Canada and Australia. The Canadian government bond market posted solid gains for the year supported by the absence of constitutional problems, and fiscal consolidation and a pro-growth monetary policy stance from the Bank of Canada. The progress toward European Monetary Union dominated the European bond market in 1996. As prospects improved for a prompt start to the single currency on January 1, 1999, yield spreads to the German market converged.

Moderate economic growth in the U.S. and positive supply and demand factors in the high yield corporate market should support strong performance in the year ahead. We also maintain a positive outlook on emerging market debt as broader participation in the sector and favorable monetary and fiscal policies by emerging market nations should continue to be positive for the market. Our U.S. investment grade outlook is cautious over the short run. However, long-term we remain constructive on the fixed income market as inflation remains benign and economic growth remains modest.

                                      xxiii

                          GLOBAL GOVERNMENT BOND TRUST

INVESTMENT OBJECTIVE:  To seek a high level of total return by placing primary emphasis on high current income and the preservation of capital, by investing primarily in a global portfolio of high-quality, fixed-income securities of foreign and United States governmental entities and supranational issuers.
SUBADVISOR:            Oechsle International Advisors, L.P.
PORTFOLIO MANAGER:     Astrid Vogler
INCEPTION DATE:        March 18, 1988

          CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX


                                 [GRAPH]
                       Global             Salomon World
                     Government             Government
                        Bond                   Bond
                       10000                   10000
                       10100                   10000
                       10130                   9951
                       10040                   9858
                       9840                    9643
                       9761                    9585
                       9661                    9477
                       9761                    9722
                       10150                   10171
                       10130                   10327
                       10179                   10222
                       10100                   10072
                       10080                   10079
                       9998                    9939
                       10059                   10071
                       9887                    9859
                       10028                   10057
                       10322                   10515
                       10150                   10161
                       10413                   10354
                       10434                   10441
                       10494                   10535
                       10636                   10664
                       10656                   10523
                       10616                   10361
                       10565                   10259
                       10602                   10227
                       10842                   10567
                       10998                   10761
                       11258                   11098
                       11373                   11011
                       11425                   11135
                       11842                   11632
                       12008                   11825
                       12071                   11942
                       12373                   12240
                       12435                   12244
                       12008                   11799
                       12118                   11981
                       12172                   11966
                       11965                   11841
                       12237                   12094
                       12541                   12328
                       13030                   12810
                       13160                   12944
                       13268                   13146
                       13985                   13830
                       13703                   13584
                       13703                   13509
                       13572                   13366
                       13615                   13461
                       13982                   13875
                       14315                   14263
                       14590                   14595
                       14819                   15003
                       14567                   15154
                       14383                   14743
                       14074                   14509
                       14303                   14595
                       14636                   14850
                       15026                   15142
                       15175                   15374
                       15467                   15699
                       15614                   15857
                       15712                   15823
                       16017                   15868
                       16787                   16345
                       16677                   16539
                       16872                   16511
                       16579                   16393
                       17019                   16532
                       17398                   16665
                       16775                   16556
                       16384                   16533
                       16259                   16552
                       15822                   16406
                       15822                   16643
                       16041                   16776
                       15925                   16717
                       15963                   16838
                       16452                   17108
                       16028                   16873
                       16041                   16920
                       16169                   17275
                       16542                   17717
                       16967                   18769
                       17384                   19117
                       17485                   19655
                       17845                   19770
                       18171                   19817
                       18252                   19136
                       18564                   19563
                       18836                   19709
                       19297                   19932
                       19759                   20141
                       19813                   19893
                       19636                   19792
                       19664                   19764
                       19854                   19685
                       20018                   19689
                       20287                   19844
                       20480                   20225
                       20764                   20304
                       21226                   20387
                       21853                   20769
                       22390                   21043
                       22330                   20872


                               PERFORMANCE TABLE

                                                                  Average Annual Total Return            Cumulative Total Return
                                                                                         Since                           Since
Periods Ending December 31, 1996                                1 Year     5 Years     Inception         5 Years       Inception
Salomon World Government Bond Index*                             3.63%      8.58%        8.77%            50.92%        108.72%
Global Government Bond Trust (at net asset value)               13.01%      9.81%        9.56%            59.67%        123.30%

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                          PORTFOLIO MANAGER'S COMMENTARY

As far as themes go, 1996 was the year of the never happening Japanese recovery, the rate-hike paranoid U.S. economy, interest rate convergence in Europe, and perhaps the most notable theme, decoupling of international bond markets from the U.S. market. These were all themes which affected the structure of the Global Government Bond Trust.

In our strategy, we 1) concentrated on the Dollar-bloc (U.S., Canada, Australia, and New Zealand); 2) maintained an overweight position in the European high-yielding markets (Italy, Spain, and Sweden); 3) remained underweight in core Europe; and 4) continued to have no Japanese exposure. All of these decisions contributed positively to the overall performance of the portfolio. For 1996, market participants expected a strengthening U.S. Dollar. They were right in expecting a stronger Dollar, but they had misassessed how strong, which provided an excellent opportunity for incremental returns. We were a strong believer in the Dollar's value, or in other words, a strong believer in a continuation of Yen and Deutschemark weakness. Therefore, throughout the year we had various currency hedgings in place which took advantage of this view. One attraction of a global fixed income mandate is that it can offer positive returns in both rising as well as falling interest rate and currency environments, when hedging flexibility is permitted such as in the case of the portfolio.

For 1997, we continue to find global bonds a good value. Due to our assumption of increasing world growth, we will focus on short to medium maturities, depending on the country, thus reducing the overall portfolio interest rate risk, and we will concentrate on positive currency trends, for the time being, the Dollar-bloc versus the Yen and Deutschemark.

                           CAPITAL GROWTH BOND TRUST

INVESTMENT OBJECTIVE:  To achieve growth of capital by investing in medium-grade or better debt securities, with income as a secondary consideration.
SUBADVISOR:            Manufacturers Adviser Corporation
PORTFOLIO MANAGER:     Cathy Addison
INCEPTION DATE:        June 26, 1984



          CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

                                    GRAPH

                     Capital Growth      Salomon Brothers
                           Bond                BIG Bond

                           10000                10000
                           11373                11926
                           12859                13416
                           14345                14906
                           15949                16176
                           17554                17445
                           17405                17625
                           17257                17806
                           17873                18648
                           18489                19490
                           19772                20851
                           21055                22211
                           21747                23021
                           22440                23830
                           24278                26032
                           26117                28234
                           26886                29487
                           27655                30739
                           29115                32601
                           30575                34464
                           29889                33854
                           29202                33244
                           32157                36850
                           35112                40455
                           34307                39601
                           35982                41798

                               PERFORMANCE TABLE

                                                          Average Annual Total Return                 Cumulative Total Return
                                                                                     Since                                Since
Periods Ending December 31, 1996                    1 Year    5 Years   10 Years   Inception       5 Years   10 Years   Inception
Salomon Brothers BIG Bond Index (Corporate)+         3.32%     8.16%     9.13%      12.10%          48.02%    139.58%    317.98%
Capital Growth Bond Trust (at net asset value)       2.48%     6.82%     7.44%      10.77%          39.08%    104.98%    259.82%

+ Salomon Brothers Broad Investment Grade Bond Index-Corporate Component.

                         PORTFOLIO MANAGER'S COMMENTARY

It was a reasonably volatile year in the bond market during 1996. Investors began the year with much optimism. After rate cuts in 1995 and January 1996 failed to stimulate the economy, investors felt the economy was poised to fall into a recession. However, the anticipated drop in rates didn't occur. The benchmark 30-year U.S. Treasury bond, which began the year at 5.95%, rose to a peak of 7.20% in July as signs that the economy was stronger than expected led investors to fear that the rate of inflation would pick up. Rates rallied through the second half of the year, however, as steady economic growth with full employment, low inflation, a shrinking budget deficit, and increased foreign investment gave the bond market positive support. The 30-year Treasury bond closed the year at a 6.64% yield.

For 1996, the Capital Growth Bond Trust had a return of 2.48%. The portfolio benefited greatly from shortening of its duration early in the year in anticipation of a rise in rates. It also benefited from a substantial commitment to the corporate bond market, particularly Yankee issues, which performed exceptionally well.

                         INVESTMENT QUALITY BOND TRUST

INVESTMENT OBJECTIVE:  To seek a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. Up to 20% of the portfolio's assets may be invested in below investment grade debt securities.
SUBADVISOR:            Wellington Management Company
PORTFOLIO MANAGER:     Thomas L. Pappas
INCEPTION DATE:        April 23, 1991

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES


                                             GRAPH

                           Investment         LB
                             Quality       Aggregate        Custom
                              Bond           Bond
                              10000          10000          10000
                              10070          10000          10000
                              10110          10058          10054
                              10090          10053          10046
                              10181          10193          10179
                              10472          10413          10412
                              10753          10624          10628
                              10853          10742          10725
                              10944          10841          10832
                              11376          11163          11193
                              11185          11011          11036
                              11275          11083          11111
                              11195          11021          11055
                              11247          11100          11117
                              11521          11310          11344
                              11679          11466          11513
                              11964          11700          11812
                              12069          11818          11913
                              12216          11959          12069
                              12016          11800          11875
                              12016          11802          11874
                              12195          11990          12084
                              12469          12220          12353
                              12711          12434          12619
                              12795          12486          12662
                              12863          12573          12759
                              12863          12590          12760
                              13118          12817          13057
                              13173          12891          13143
                              13439          13116          13454
                              13494          13152          13495
                              13538          13200          13555
                              13350          13088          13397
                              13416          13159          13462
                              13594          13336          13685
                              13261          13104          13379
                              12874          12781          13023
                              12735          12678          12909
                              12724          12677          12877
                              12700          12649          12846
                              12933          12901          13126
                              12956          12916          13135
                              12758          12726          12920
                              12724          12715          12901
                              12689          12687          12879
                              12793          12775          12972
                              13026          13028          13230
                              13316          13338          13562
                              13409          13419          13661
                              13611          13607          13866
                              14170          14133          14472
                              14281          14237          14592
                              14232          14205          14533
                              14405          14377          14735
                              14554          14517          14893
                              14802          14705          15103
                              15038          14926          15365
                              15286          15135          15601
                              15361          15238          15601
                              15050          14973          15699
                              14926          14868          15352
                              14797          14785          15096
                              14758          14755          15070
                              14942          14953          15278
                              14982          14993          15311
                              14956          14968          15271
                              15233          15228          15559
                              15536          15566          15943
                              15839          15832          16252
                              15681          15685          16057


                               PERFORMANCE TABLE

                                                                 Average Annual Total Return         Cumulative Total Return
                                                                                      Since                          Since
               Periods Ending December 31, 1996                  1 Year   5 Years   Inception        5 Years       Inception
Customized Benchmark*                                             2.92%    7.48%      8.72%          43.45%         60.57%
Lehman Brothers Aggregate Bond Index*                             3.64%    7.04%      8.27%          40.51%         56.85%
Investment Quality Bond Trust (at net asset value)                2.58%    6.63%      8.22%          37.85%         56.81%

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust. Customized Benchmark is comprised of 50% of the return of the Lehman Brothers Government Bond Index and 50% of the return of the Lehman Brothers Corporate Bond Index.

                         PORTFOLIO MANAGER'S COMMENTARY

During 1996, the economy continued to defy those expecting a slowdown, while at the same time, inflation was just as stubbornly confined. Foreign buying supported U.S. bonds; for the year, domestic investors were net sellers of bonds (probably re-allocating the funds into equities), while foreign buyers essentially digested what domestic investors sold in addition to absorbing net new supply. Total return in a fixed income portfolio is usually a function of much more than just yield, but bond investors emphasized higher-yielding sectors during 1996 amidst an optimistic consensus for global growth and inflation. Thus, low-quality sectors that offer the highest yields were the best performers. Within the investment grade sectors where we invest, corporate bonds and mortgages outperformed comparable-duration Treasuries by about 1%.

For the year ended December 31, 1996, the Investment Quality Bond Trust returned 2.58% on a net basis compared to 3.64% for the Lehman Brothers Aggregate Bond Index. The portfolio operates with a slightly longer duration than this Lehman index, and therefore, is more sensitive to interest rate changes in both directions. Since longer term interest rates rose over the period by about 70 basis points, the portfolio experienced a larger principal loss than the index. On the positive side, our allocation to mortgages in lieu of Treasuries was a strong contributor to total return.

                        U.S. GOVERNMENT SECURITIES TRUST

INVESTMENT OBJECTIVE:  To seek a high level of current income consistent with preservation of capital and maintenance of liquidity by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.
SUBADVISOR:            Salomon Brothers Asset Management Inc
PORTFOLIO MANAGERS:    Steven Guterman and Roger Lavan
INCEPTION DATE:        May 1, 1989*


          CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX


                                    GRAPH
                          U.S.            Merrill Lynch
                       Government          1-10 Year
                       Securities          Government
                          10000              10000
                          10039              10211
                          10185              10471
                          10341              10686
                          10214              10538
                          10292              10590
                          10555              10807
                          10652              10913
                          10691              10940
                          10594              10878
                          10633              10905
                          10652              10927
                          10593              10889
                          10839              11119
                          10976              11264
                          11143              11425
                          11104              11376
                          11192              11480
                          11300              11639
                          11467              11813
                          11614              11981
                          11742              12102
                          11791              12164
                          11840              12230
                          11942              12357
                          12015              12428
                          12015              12441
                          12169              12575
                          12427              12810
                          12623              13027
                          12767              13175
                          12921              13329
                          13241              13654
                          13024              13516
                          13076              13567
                          12973              13512
                          13123              13635
                          13328              13830
                          13554              14030
                          13835              14291
                          13985              14456
                          14179              14655
                          13964              14475
                          13888              14411
                          14061              14601
                          14298              14874
                          14503              15098
                          14567              15155
                          14664              15275
                          14619              15229
                          14855              15448
                          14877              15481
                          15068              15717
                          15124              15785
                          15147              15812
                          15068              15736
                          15136              15797
                          15282              15955
                          15079              15729
                          14900              15509
                          14876              15403
                          14899              15418
                          14864              15429
                          15029              15621
                          15100              15669
                          14923              15544
                          14887              15547
                          14852              15469
                          14947              15528
                          15207              15786
                          15526              16087
                          15621              16176
                          15794              16362
                          16363              16830
                          16465              16939
                          16427              16951
                          16578              17090
                          16692              17204
                          16882              17400
                          17085              17614
                          17275              17794
                          17388              17945
                          17110              17753
                          17009              17673
                          16946              17619
                          16879              17610
                          17067              17784
                          17121              17839
                          17134              17859
                          17402              18088
                          17724              18417
                          17992              18641
                          17858              18544

                                PERFORMANCE TABLE

                                             --------------------------------------------------------------------------------
                                                        Average Annual Total Return                   Cumulative Total Return
                                                                    Since             Since*                         Since
     Periods Ending December 31, 1996         1 Year   5 Years    Inception        Dec 13, 1991       5 Years      Inception
Merrill Lynch 1-10yr Gov't**                  4.22%     6.31%       8.39%             6.84%            35.82%        85.44%
U.S. Gov't Securities Trust (at net asset
  value)                                      3.38%     6.17%       7.85%             6.38%            34.87%        78.58%

 * Current portfolio manager assignment became effective 12/13/91.
** All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                         PORTFOLIO MANAGERS' COMMENTARY

In general, the performance of the U.S. government bond market and the Salomon Brothers U.S. Government Securities Trust was hindered by the dramatic rise in interest rates during the first half of 1996. Although a rally occurred in the fourth quarter as inflation remained in check while economic indicators signaled moderate growth, it was not enough to overcome the dramatic rise in rates during the first half of 1996.

For most of the year, the portfolio maintained a neutral duration strategy in anticipation of higher yields. This defensive strategy was a posture taken in response to reports of stronger economic growth (e.g. strong job growth and increases in consumption and housing activity). Market participants also focused on stronger than expected rises in average hourly earnings which led to concerns that inflationary pressure could develop and influence the Federal Reserve to hike short term rates. The portfolio also had an overweight allocation to the mortgage pass-through sector versus its benchmark. Mortgage pass-through securities performed strongly in 1996 as higher interest rates reduced the incentive for homeowners to refinance their mortgages.

Bonds are likely to experience volatility early in 1997 as investors sort out the implications of stronger growth. We do not expect Fed action in the first several months of 1997. Given our optimistic view of inflation, we believe interest rates will move modestly lower during the year.

                                      xxvii

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------


   On December 20, 1996 a Special Meeting of Shareholders of the NASL Series Trust (the "Trust") was held for the purpose of considering and voting upon:

PROPOSAL 1  Election of Don B. Allen, Charles L. Bardelis, Samuel Hoar, Robert
            J. Myers, John D. Richardson and F. David Rolwing as Trustees of the Trust;

PROPOSAL 2  Approval of a new investment subadvisory agreement between NASL
            Financial Services, Inc., the Trust's investment adviser (the "Adviser") and Morgan Stanley Asset Management Inc. for the Global Equity Trust (only shareholders of the Global Equity Trust voted on this proposal);

PROPOSAL 3  Approval of a new investment subadvisory agreement between the
            Adviser and T. Rowe Price Associates, Inc. ("T. Rowe Price") for the Equity-Income Trust (formerly known as the Value Equity Trust) (only shareholders of the Equity-Income Trust voted on this proposal);

PROPOSAL 4  Approval of a new investment subadvisory agreement between the
            Adviser and T. Rowe Price for the Blue Chip Growth Trust (formerly known as the Pasadena Growth Trust) (only shareholders of the Blue Chip Growth Trust voted on this proposal);

PROPOSAL 5  Approval of a new investment subadvisory agreement between the
            Adviser and Manufacturers Adviser Corporation for the Money Market Trust (only shareholders of the Money Market Trust voted on this proposal);

PROPOSAL 6A Approval of an amended subadvisory agreement between the Adviser and
            Fidelity Management Trust Company for the Equity Trust with respect to increasing the subadvisory fee (only shareholders of the Equity Trust voted on this proposal);

PROPOSAL 6B Approval of an amended subadvisory agreement between the Adviser and
            Fidelity Management Trust Company for the Aggressive Asset Allocation Trust with respect to increasing the subadvisory fee (only shareholders of the Aggressive Asset Allocation Trust voted on this proposal);

PROPOSAL 6C Approval of an amended subadvisory agreement between the Adviser and
            Fidelity Management Trust Company for the Moderate Asset Allocation Trust with respect to increasing the subadvisory fee (only shareholders of the Moderate Asset Allocation Trust voted on this proposal);

PROPOSAL 6D Approval of an amended subadvisory agreement between the Adviser and
            Fidelity Management Trust Company for the Conservative Asset Allocation Trust with respect to increasing the subadvisory fee (only shareholders of the Conservative Asset Allocation Trust voted on this proposal);

PROPOSAL 7A Approval of a change to certain fundamental investment policies of the Aggressive Asset Allocation Trust to limit the decline in its portfolio value to 15% over any 36 month period (only shareholders of the Aggressive Asset Allocation Trust voted on this proposal);

PROPOSAL 7B Approval of a change to certain fundamental investment policies of the Moderate Asset Allocation Trust to limit the decline in its portfolio value to 10% over any 36 month period (only shareholders of the Moderate Asset Allocation Trust voted on this proposal);

PROPOSAL 7C Approval of a change to certain fundamental investment policies of the Conservative Asset Allocation Trust to limit the decline in its portfolio value to 5% over any 36 month period (only shareholders of the Conservative Asset Allocation Trust voted on this proposal);

PROPOSAL 8  Approval of a change to the investment objective of the
            Equity-Income Trust to reflect the proposed investment strategy of
            T. Rowe Price (only shareholders of the Equity-Income Trust voted on this proposal);

PROPOSAL 9  Approval of a change to the investment objective of the Blue Chip
            Growth Trust to reflect the proposed investment strategy of T. Rowe Price (only shareholders of the Blue Chip Growth Trust voted on this proposal);

PROPOSAL 10 Approval of a proposal to permit the Adviser, in the future, to select and contract with subadvisers for the Portfolios after obtaining the approval of the Board of Trustees but without obtaining shareholder approval;

PROPOSAL 11 Approval of Coopers and Lybrand L.L.P. as independent accountants for the Trust for the fiscal year ending December 31, 1996.






                                     xxviii

--------------------------------------------------------------------------------


At the meeting, all proposals were approved by shareholders of each Portfolio.
The number of votes cast FOR or AGAINST or which ABSTAINED from voting is set forth below for each proposal:

                                                     SHARES
                                           -----------------------------
                                               FOR       VOTE WITHHELD
                                           -----------------------------
      PROPOSAL 1
      ----------
      All Series of the Trust              2,557,411,548   61,343,204

                                                              SHARES
      ----------                           ----------------------------------------
      PORTFOLIO                                 FOR          AGAINST    ABSTAINED
      ----------                           ----------------------------------------
      PROPOSAL 2
      ----------
      Global Equity Trust                     38,435,918      595,122    1,816,983

      PROPOSAL 3
      ----------
      Equity-Income Trust                     35,693,478      418,904    1,971,314

      PROPOSAL 4
      ----------
      Blue Chip Growth Trust                  26,885,287      336,543    1,643,820

      PROPOSAL 5
      ----------
      Money Market Trust                      31,428,576      637,021    1,670,498

      PROPOSAL 6A
      -----------
      Equity Trust                            51,064,820    4,225,770    2,593,800

      PROPOSAL 6B
      -----------
      Aggressive Asset Allocation Trust       14,017,015    1,974,726    1,258,749

      PROPOSAL 6C
      -----------
      Moderate Asset Allocation Trust         43,770,306    4,571,820    3,441,707

      PROPOSAL 6D
      -----------
      Conservative Asset Allocation Trust     16,517,129    1,412,201    1,230,412

      PROPOSAL 7A
      -----------
      Aggressive Asset Allocation Trust       14,930,576      896,447    1,423,467

      PROPOSAL 7B
      -----------
      Moderate Asset Allocation Trust         45,054,484    3,167,580    3,561,770

      PROPOSAL 7C
      -----------
      Conservative Asset Allocation Trust     16,996,449      819,157    1,344,135

      PROPOSAL 8
      ----------
      Equity-Income Trust                     35,098,335      833,840    2,151,521

      PROPOSAL 9
      ----------
      Blue Chip Growth Trust                  26,570,987      587,352    1,707,311

      PROPOSAL 10
      -----------
      International Small Cap Trust            5,664,866      350,020      214,306
      Small/Mid Cap Trust                      8,982,645      621,764      408,868
      Global Equity Trust                     36,439,987    2,432,241    1,975,795
      Growth Trust                             2,277,488      154,169       73,307
      Equity Trust                            51,575,590    3,724,846    2,583,955
      Blue Chip Growth Trust                  25,627,699    1,505,919    1,732,032
      International Growth and Income Trust   13,492,714      679,767      651,707


RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (CONTINUED)
-------------------------------------------------------------------------------------

                                                                SHARES
        ----------                             --------------------------------------
        PORTFOLIO                                  FOR          AGAINST     ABSTAINED
        ----------                             --------------------------------------
        PROPOSAL 10 - CONTINUED
        -----------------------
        Growth and Income Trust                46,276,402     2,896,345     2,721,673
        Equity-Income Trust                    33,889,890     2,100,401     2,093,405
        Aggressive Asset Allocation Trust      14,594,350     1,466,896     1,189,244
        Moderate Asset Allocation Trust        44,471,357     3,977,773     3,234,703
        Conservative Asset Allocation Trust    16,765,555     1,252,542     1,141,644
        Strategic Bond Trust                   15,423,936       702,542       996,865
        Global Government Bond Trust           15,589,092       793,633       786,332
        Investment Quality Bond Trust          11,868,833       592,925       693,542
        U.S. Government Securities Trust       14,570,952       693,204       669,310
        Money Market Trust                     29,277,790     2,722,163     1,736,143

        PROPOSAL 11
        -----------
        All Series of the Trust               414,475,979     3,600,604    18,382,542

      On December 20, 1996 a Special Meeting of Shareholders of the ManuLife Series Fund, Inc. (the "Series Fund"), was held at 116 Huntington Avenue, Boston, MA at 10:00 a.m.E.S.T. for the purpose of considering and voting upon:

PROPOSAL 1  Approval of the Agreement and Plan of Reorganization between
            Manulife Series Fund, Inc. on behalf of its portfolios and NASL Series Trust ('NASL') on behalf of its portfolios providing for the transfer of all of the assets of each Company portfolio to the corresponding NASL portfolio (as set forth below) in exchange solely for shares of beneficial interest of such NASL portfolio and the assumption by such NASL portfolio of the liabilities of such Company portfolios, and the distribution of such NASL portfolio shares to the shareholders of such Company portfolios in liquidation of such Company portfolio.

                  Company Portfolios              Correspondinq NASL Portfolios
                  ------------------              -----------------------------

                  Money-Market Fund               Money Market Trust
                  International Fund              International Stock Trust
                  Emerging Growth Equity Fund     Emerging Growth Trust
                  Balanced Assets Fund            Balanced Trust
                  Common Stock Fund               Common Stock Trust (now the
                                                   Quantitative Equity Trust)
                  Pacific Rim Emerging Markets    Pacific Rim Emerging Markets
                   Fund                            Trust
                  Real Estate Securities Fund     Real Estate Securities Trust
                  Capital Growth Bond Fund        Capital Growth Bond Trust
                  Equity Index Fund               Equity Index Trust

Required Vote: Approval of this proposal requires the affirmative vote of at least a majority of the shares outstanding of the portfolio. Upon motion duly made and seconded shares of each series of the Series Fund present at the meeting were voted as follows regarding the approval of the Agreement and Plan of Reorganization as follows:

                                                          SHARES
        ----------                          ---------------------------------
        PORTFOLIO                              FOR       AGAINST    ABSTAINED
        ----------                          ---------------------------------
        PROPOSAL 1
        Money-Market Fund                   3,531,032     261,795     174,353
        International Fund                  2,395,478     154,884      82,603
        Emerging Growth Equity Fund         8,010,219     474,966     310,912
        Balanced Assets Fund                6,851,434     342,920     137,497
        Common Stock Fund                   3,977,989     235,971     154,643
        Pacific Rim Emerging Markets Fund   1,773,270     133,734      80,679
        Real Estate Securities Fund         3,469,178     275,851      99,034
        Capital Growth Bond Fund            3,698,309      92,894      82,815
        Equity Index Fund                     610,330       1,861          --







                                       XXX

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of NASL Series Trust:

We have audited the accompanying statements of assets and liabilities of NASL Series Trust (comprising, the Pacific Rim Emerging Markets, International Small Cap, Emerging Growth (formerly Emerging Growth Equity), Small/Mid Cap, International Stock (formerly International), Global Equity, Growth, Equity, Quantitative Equity (formerly Common Stock), Equity Index, Blue Chip Growth (formerly Pasadena Growth), Real Estate Securities, International Growth and Income, Growth and Income, Equity-Income (formerly Value Equity), Balanced (formerly Balanced Assets), Aggressive Asset Allocation, Moderate Asset Allocation, Conservative Asset Allocation, Strategic Bond, Global Government Bond, Capital Growth Bond, Investment Quality Bond, U.S. Government Securities and Money Market Trusts), including the portfolios of investments, as of December 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period then ended. In addition, we have audited the accompanying statements of changes in net assets for the Global Equity, Equity, Blue Chip Growth, International Growth and Income, Growth and Income, Equity~Income, Aggressive Asset Allocation, Moderate Asset Allocation, Conservative Asset Allocation, Strategic Bond, Global Government Bond, Investment Quality Bond, U.S. Government Securities and Money Market Trusts for the period ended December 31, 1995 and the related financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1995 and the financial highlights for the periods ended December 31, 1987 through December 31, 1995, presented therein, for the Pacific Rim Emerging Markets, Emerging Growth, International Stock, Quantitative Equity, Real Estate Securities, Balanced and Capital Growth Bond Funds, were audited by other auditors whose report dated February 2, 1996, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentations. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios comprising NASL Series Trust as of December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each period then ended, in conformity with generally accepted accounting principles. Also, in our opinion, the statements of changes in net assets and financial highlights for the Global Equity, Equity, Blue Chip Growth, International Growth and Income, Growth and Income, Equity-Income, Aggressive Asset Allocation, Moderate Asset Allocation, Conservative Asset Allocation, Strategic Bond, Global Government Bond, Investment Quality Bond, U.S. Government Securities and Money Market Trusts referred to above present fairly, in all material respects, the changes in their net assets and the financial highlights for the period ended December 31, 1995 and for each of the periods indicated therein in conformity with generally accepted accounting principles.



                                             Coopers & Lybrand LLP
Boston, Massachusetts
February 21, 1997

NASL SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------------------

                                                       PACIFIC RIM  INTERNATIONAL
                                                        EMERGING        SMALL       EMERGING       SMALL/MID   INTERNATIONAL
                                                         MARKETS         CAP         GROWTH           CAP           STOCK
ASSETS                                                    TRUST         TRUST         TRUST          TRUST          TRUST
                                                       -----------  -------------  ------------   ------------ -------------
Investments in securities, at value (Includes a
 repurchase agreement of $19,709,000
 in the International Small Cap Trust)
 (See accompanying portfolio of investments) ........  $22,170,812   $96,912,575   $191,550,393   $176,050,649   $31,686,320
Receivable for forward foreign currency contracts
 to sell (Notes 2 and 8) ............................           --            --             --             --           362
Forward foreign currency contracts to buy, at value
 (Cost: $409,129 and $362 in the International
 Small Cap and International Stock Trusts, respectively)
 (Notes 2 and 8) ....................................           --       415,756             --             --           362
Cash ................................................          853            --          1,169             --           907
Foreign currency (Cost: $1,066,748, $300,718 and
 $1,384,018 in the Pacific Rim Emerging Markets,
 International Small Cap and International Stock
 Trusts, respectively) (Notes 2 and 8) ..............    1,061,032       301,099             --             --     1,379,889
Receivables:
  Investments sold ..................................           --            --             --        426,984            --
  Fund shares sold ..................................       51,231       366,023        113,484      1,612,379        67,608
  Dividends .........................................       31,182        45,576         31,366          4,221        38,630
  Interest ..........................................        2,002         2,601             --         36,215         2,269
  Foreign tax withholding reclaims ..................           --        19,982             --             --        10,649
Other assets ........................................           --           192             --            298            --
                                                       -----------   -----------   ------------   ------------   -----------
    Total assets ....................................   23,317,112    98,063,804    191,696,412    178,130,746    33,186,996
                                                       -----------   -----------   ------------   ------------   -----------
LIABILITIES

Forward foreign currency contracts to sell,
  at value (Cost: $362) (Notes 2 and 8) .............           --            --             --             --           363
Payables:
  Forward foreign currency contracts to buy
   (Notes 2 and 8) ..................................           --       409,129             --             --           362
  Investments purchased .............................       44,093       415,756             --      2,011,505            --
  Fund shares redeemed ..............................           --            --        104,160             --         1,518
  Dividend and interest withholding tax .............        2,885         4,284             --             --         5,111
  Due to custodian ..................................           --         7,544             --         24,587            --
  Custodian fee .....................................           --         1,921             --         22,424            --
  Other accrued expenses ............................       28,930         77277         80,644         10,665        36,721
                                                       -----------   -----------   ------------   ------------   -----------
  Total liabilities .................................       75,908       845,911        184,804      2,069,181        44,075
                                                       -----------   -----------   ------------   ------------   -----------
 NET ASSETS .........................................  $23,241,204   $97,217,893   $191,511,608   $176,061,565   $33,142,921
                                                       ===========   ===========   ============    ============  ===========
Net assets consist of:
   Undistributed net investment
    loss (Note 2) ...................................           --       ($4,890)            --             --            --
   Accumulated undistributed net realized ...........           --      (845,359)      $(12,113)   $(6,951,840)           --
    loss on investments
   Unrealized appreciation (depreciation) on:
    Investments .....................................   $1,265,502     5,179,280     10,440,588      10,573,628  $ 2,926,669
    Foreign currency and forward foreign currency
     contracts ......................................       (5,881)          565             --              --       (3,630)
   Capital shares at par value of $.01 (Note 4) .....       21,321        71,483         92,961         131,657       28,906
   Additional paid-in capital .......................   21,960,262    92,816,814    180,990,172     172,308,120   30,190,976
                                                        ----------   -----------   ------------   ------------   -----------

      Net assets ....................................  $23,241,204   $97,217,893   $191,511,608    $176,061,565  $33,142,921
                                                       ===========   ===========   ============    ============  ===========

Capital shares outstanding (Note 4) .................    2,132,377     7,148,328      9,296,125      13,163,725    2,890,613
                                                       -----------   -----------   ------------   ------------   -----------
Net asset value, offering price and redemption
 price per share ....................................  $     10.90   $     13.60   $      20.60    $      13.37  $     11.47
                                                       ===========   ===========   ============    ============  ===========

Investments in securities, at identified cost(Note 2)  $20,905,310   $91,733,295   $181,109,805    $165,477,021  $28,759,651
                                                       ===========   ===========   ============    ============  ===========




    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

STATEMENTS OF ASSETS AND LIABITIES - DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------------------------
                                                            GLOBAL                                       QUANTITATIVE   EQUITY
                                                            EQUITY         GROWTH         EQUITY           EQUITY        INDEX
ASSETS                                                      TRUST           TRUST          TRUST            TRUST        TRUST
                                                        ------------     -----------   --------------    -----------   ----------
Investments in securities, at value (Includes
  a repurchase agreement of $12,232,000 in the
  Growth Trust)
  (See accompanying portfolio of investments) .......   $706,906,855    $57,748,239    $1,360,044,605    $91,420,298   $7,961,600
Receivable for forward foreign currency contracts
  to sell (Notes 2 and 8) ...........................     36,222,662             --                --             --           --
Cash ................................................             --             --            21,552            693        2,472
Foreign currency (Cost: $19,168,814 and $370
  in the Global Equity and Growth Trusts,
  respectively) (Notes 2 and 8) .....................     18,546,394            361                --             --           --
Receivables:
  Investments sold ..................................        561,700        397,002         5,677,383             --           --
  Fund shares sold ..................................        171,253             --           324,881        378,388       22,403
  Dividends .........................................      1,154,176         23,774         1,264,181        139,188        1,952
  Interest ..........................................          1,375          1,614            68,620             --           --
  Foreign tax withholding reclaims ..................        395,280             --                --             --           --
Other assets ........................................          2,983             22             4,410             --           --
                                                        ------------     -----------   --------------    -----------   ----------
    Total assets ....................................    763,962,678     58,171,012     1,367,405,632     91,938,567    7,988,427
                                                        ------------     -----------   --------------    -----------   ----------

LIABILITIES

Forward foreign currency contracts to sell, at value
  (Cost: $36,222,662) (Notes 2 and 8) ...............     36,443,938             --                --             --           --
  Payables:
  Investments purchased .............................        395,370      1,266,573        21,788,073             --           --
  Fund shares redeemed ..............................             --         85,909                --             --       22,000
  Dividend and interest withholding tax .............         84,158            706                --             --           --
  Variation margin for open futures contracts .......             --             --                --             --      146,250
  Due to custodian ..................................         29,541          8,185                --             --           --
  Custodian fee .....................................        113,118            384            56,810             --           --
  Other accrued expenses ............................         54,152          2,516            99,359         38,870        2,646
                                                        ------------     -----------   --------------    -----------   ----------
     Total liabilities ..............................     37,120,277      1,364,273        21,944,242         38,870      170,196
                                                        ------------     -----------   --------------    -----------   ----------


NET ASSETS ..........................................   $726,842,401     $56,806,739   $1,345,461,390    $91,899,697   $7,817,531
                                                        ============     ===========   ==============    ===========   ==========
Net assets consist of:
    Undistributed net investment income (Note 2).....   $ 10,924,122     $     2,288   $    8,208,495             --           --

    Accumulated undistributed net realized
      gain (loss) on investments ....................     61,470,931        (794,265)     248,037,167    $   (53,629)   $(266,874)
    Unrealized appreciation (depreciation) on:
      Investments ...................................     51,470,259       2,294,660      117,032,256      9,892,271       22,745
      Futures contracts .............................             --              --               --             --      266,875
      Foreign currency and forward foreign currency
        contracts ...................................       (823,424)             (9)              22             --           --
      Capital shares at par value of $.01 (Note 4) ..        407,400          41,370          594,927         53,032        7,316
      Additional paid-in capital ....................    603,393,113      55,262,695      971,588,523     82,008,023    7,787,469
                                                        ------------     -----------   --------------    -----------   ----------
        Net assets ..................................   $726,842,401     $56,806,739   $1,345,461,390    $91,899,697   $7,817,531
                                                        ============     ===========   ==============    ===========   ==========
Capital shares outstanding (Note 4) .................     40,739,977       4,136,954       59,492,706      5,303,145      731,587
                                                        ------------     -----------   --------------    -----------   ----------
Net asset value, offering price and redemption price
  per share .........................................   $      17.84     $     13.73   $        22.62    $     17.33   $    10.69
                                                        ============     ===========   ==============    ===========   ==========
Investments in securities, at identified cost
 (Note 2) ...........................................   $655,436,596     $55,453,579   $1,243,012,349    $81,528,027   $7,938,855
                                                        ============     ===========   ==============    ===========   ==========

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   INTERNATIONAL
                                                        BLUE CHIP     REAL ESTATE    GROWTH AND      GROWTH AND       EQUITY-
                                                         GROWTH       SECURITIES       INCOME          INCOME          INCOME
ASSETS                                                    TRUST          TRUST          TRUST           TRUST           TRUST
                                                      ------------    -----------   ------------    --------------   ------------
Investments in securities, at value
  (See accompanying portfolio of investments) ......  $425,283,868    $75,816,476   $181,526,435    $1,036,553,791   $600,195,012
Receivable for forward foreign currency contracts
  to sell (Notes 2 and 8) ..........................            --             --     30,543,792                --             --
Forward foreign currency contracts to buy, at value
  (Cost: $7,205,000) (Notes 2 and 8) ...............            --             --      7,032,628                --             --
Cash ...............................................            --          3,382             --                --             --
Foreign currency (Cost: $6,086,643, $12,125 and $191
  in the International Growth and Income, Growth and
  Income and Equity-Income Trusts, respectively)
  (Notes 2 and 8) ..................................            --             --      6,042,485            11,101            196
Receivables:
     Investments sold ..............................       228,404             --             --           534,500             --
     Fund shares sold ..............................       206,902         56,971        197,898            45,888        511,924
     Dividends .....................................       526,230        372,846        209,694         1,625,419      1,388,224
     Interest ......................................            18           . --        338,577             4,398             26
     Foreign tax withholding reclaims ..............         2,093             --        225,250                --             --
Deferred organization expenses (Note 2) ............         1,895             --         25,958                --          2,279
Other assets .......................................         1,215             --             --             5,701          1,605
                                                      ------------    -----------   ------------    --------------   ------------
         Total assets ..............................   426,250,625     76,249,675    226,142,717     1,038,780,798    602,099,266
                                                      ------------    -----------   ------------    --------------   ------------

LIABILITIES

Forward foreign currency contracts to sell, at value
  (Cost: $30,543,792) (Notes 2 and 8) ..............            --             --     29,841,638                --             --
Payables:
     Forward foreign currency contracts to buy
       (Notes 2 and 8) .............................            --             --      7,205,000                --             --
     Investments purchased .........................     3,538,300             --             --                --      2,494,989
     Fund shares redeemed ..........................            --             --             --         4,881,533             --
     Dividend and interest withholding tax .........        10,010             --         27,283                --         17,644
     Due to custodian ..............................         7,584             --          9,090            37,544         28,720
     Custodian fee .................................        27,630             --         35,383            45,527         28,466
     Other accrued expenses ........................        96,273         30,021         14,246            78,200         43,826
                                                      ------------    -----------   ------------    --------------   ------------
       Total liabilities ...........................     3,679,797         30,021     37,132,640         5,042,804      2,613,645
                                                      ------------    -----------   ------------    --------------   ------------

NET ASSETS .........................................  $422,570,828    $76,219,654   $189,010,077    $1,033,737,994   $599,485,621
                                                      ============    ===========   ============    ==============   ============

Net assets consist of:
     Undistributed net investment
       income (Note 2) .............................  $    898,962             --   $  3,194,285    $   13,165,084   $  8,655,530
     Accumulated undistributed net realized
       gain on investments .........................    76,153,310             --      8,102,503        66,257,481     80,300,067
     Unrealized appreciation (depreciation) on:
       Investments .................................    40,539,116    $11,615,818      8,132,475       219,209,888     30,260,666
     Foreign currency and forward foreign currency
       contracts ...................................            --             --        488,762            (1,024)          (185)
     Capital shares at par value of $.01 (Note 4) ..       295,381         44,971        160,615           533,293        389,041
     Additional paid-in capital ....................   304,684,059     64,558,865    168,931,437       734,573,272    479,880,502
                                                      ------------    -----------   ------------    --------------   ------------

         Net assets ................................  $422,570,828    $76,219,654   $189,010,077    $1,033,737,994   $599,485,621
                                                      ============    ===========   ============    ==============   ============
Capital shares outstanding (Note 4) ................    29,538,092      4,497,087     16,061,451        53,329,350    38,904,7143
                                                      ------------    -----------   ------------    --------------   ------------
Net asset value, offering price and redemption price
  per share ........................................  $      14.31    $     16.95   $      11.77    $        19.38   $      15.41
                                                      ============    ===========   ============    ==============   ============
Investments in securities, at identified cost
  (Note2) ........................................... $384,744,752    $64,200,658   $173,393,960    $  817,343,903   $569,934,346
                                                      ============    ===========   ============    ==============   ============




    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------------

                                                                            AGGRESSIVE     MODERATE     CONSERVATIVE
                                                                              ASSET          ASSET          ASSET        STRATEGIC
                                                              BALANCED      ALLOCATION    ALLOCATION     ALLOCATION        BOND
ASSETS                                                         TRUST           TRUST        TRUST           TRUST          TRUST
                                                           ------------   ------------   ------------   ------------   ------------
Investments in securities, at value
  (See accompanying portfolio of investments) ...........  $133,793,440   $224,446,829   $616,957,095   $205,027,420   $247,055,494
Receivable for forward foreign currency contracts
  to sell (Notes 2 and 8) ...............................          --             --             --             --       49,531,226
Forward foreign currency contracts to buy, at value
  (Cost: $36,821,940) (Notes 2 and 8) ...................          --             --             --             --       36,747,718
Cash ....................................................         5,046           --             --             --             --
Foreign currency (Cost: $467,327, $566,100, $135,324
  and $295 in the Aggressive, Moderate and
  Conservative Asset Allocation and the
  Strategic Bond Trusts, respectively) (Notes 2 and 8) ..          --          469,111        565,805        135,101            305
Receivables:
      Investments sold ..................................          --        6,158,176     16,384,171      4,964,310        385,883
      Fund shares sold ..................................         2,124         60,605        188,609             32           --
      Variation margin for open futures contracts .......          --          138,700        270,100         43,800
      Dividends .........................................       129,169        225,974        410,211         85,504          3,200
      Interest ..........................................       935,552        909,777      5,055,609      1,678,728      3,769,152
      Foreign tax withholding reclaims ..................          --           29,812         47,258          9,059          3,219
Other assets ............................................          --              710          1,702            782          4,151
                                                           ------------   ------------   ------------   ------------   ------------
        Total assets ....................................   134,865,331    232,439,694    639,880,560    211,944,736    337,500,348
                                                           ------------   ------------   ------------   ------------   ------------
LIABILITIES

Forward foreign currency contracts to sell, at value
  (Cost: $49,531,226) (Notes 2 and 8) ...................          --             --             --             --       49,654,296
Payables:
      Forward foreign currency contracts to buy
        (Notes 2 and 8) .................................          --             --             --             --       36,821,940
      Investments purchased .............................          --        5,639,141     14,866,947      3,279,562     29,038,382
      Fund shares redeemed ..............................         1,311           --           13,750        126,498        658,222
      Variation margin for open futures contracts .......          --            2,878            266            174           --
      Dividend and interest withholding tax .............          --           10,059         17,951          2,794          3,153
      Due to custodian ..................................          --            3,262          8,916            102          9,639
      Custodian fee .....................................          --           67,090        101,180         52,423         19,051
      Other accrued expenses ............................        57,478         18,026         50,502         17,529         15,863
Deferred mortgage dollar roll income ....................          --             --             --             --            2,321
                                                           ------------   ------------   ------------   ------------   ------------
        Total liabilities ...............................        58,789      5,740,456     15,059,512      3,479,082    116,222,867
                                                           ------------   ------------   ------------   ------------   ------------
NET ASSETS ..............................................  $134,806,542   $226,699,238   $624,821,048   $208,465,654   $221,277,481
                                                           ============   ============   ============   ============   ============
Net assets consist of:
      Undistributed net investment income (Note 2) .....        --        $  6,081,059   $ 26,584,959   $ 10,062,867   $ 14,378,392
      Accumulated undistributed net realized
        gain (loss) on investments ...................     ($    80,116)    16,384,235     34,355,001      8,074,045      1,671,226
      Unrealized appreciation (depreciation) on:
        Investments ..................................       10,490,310     29,853,629     58,211,256     11,369,720      5,293,939
        Futures contracts ............................          --             (44,074)      (117,888)       (18,351)        --
        Foreign currency and forward foreign currency
        contracts ....................................          --               4,557          3,737            507       (198,028)
      Capital shares at par value of $.01 (Note 4) ...           82,165        168,579        500,213        179,080        185,292
      Additional paid-in capital .....................      124,314,183    174,251,253    505,283,770    178,797,786    199,946,660
                                                           ------------   ------------   ------------   ------------  -------------
        Net assets ...................................     $134,806,542   $226,699,238   $624,821,048   $208,465,654   $221,277,481
                                                           ============   ============   ============   ============   ============

Capital shares outstanding (Note 4) ..................        8,216,455     16,857,857     50,021,359     17,907,959     18,529,230
                                                           ------------   ------------   ------------   ------------   ------------
Net asset value, offering price and redemption price
   per share .........................................     $      16.41   $      13.45   $      12.49   $      11.64   $      11.94
                                                           ============   ============   ============   ============   ============

Investments in securities, at identified cost (Note 2)     $123,303,130   $194,593,200   $558,745,839   $193,657,700   $241,761,555
                                                           ============   ============   ============   ============   ============

    The accompanying notes are an integral part of the financial statements.


NASL SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31. 1996
------------------------------------------------------------------------------------------------------------------------------------

                                                            GLOBAL      CAPITAL        INVESTMENT          U.S.
                                                          GOVERNMENT     GROWTH          QUALITY        GOVERNMENT        MONEY
                                                            BOND          BOND            BOND          SECURITIES        MARKET
                                                            TRUST         TRUST           TRUST            TRUST          TRUST
                                                        ------------   -----------     ------------    ------------    ------------
ASSETS

Investments in securities, at value (Includes
 repurchase agreements of $33,104,000 and
 $33,104,000 in the U.S. Government Securities
 Trust) (See accompanying portfolio of investments) ..  $244,686,265   $44,355,727     $150,171,437    $254,510,925    $345,047,774
Receivable for forward foreign currency contracts
 to sell (Notes 2 and 8) .............................    22,000,000          --               --              --              --
Forward foreign currency contracts to buy, at value
 (Cost: $15,163,070) (Notes 2 and 8) .................    15,296,155          --               --              --              --
Cash .................................................          --           6,877           40,975            --        13,981,381
Foreign currency (Cost: $79,646) (Notes 2 and 8) .....        79,625
Receivables:
    Investments sold .................................          --            --          2,007,694       6,537,917            --
    Fund shares sold .................................        58,158       342,891          282,820         401,407       4,077,852
    Dividends ........................................          --            --              1.310            --              --
    Interest .........................................     4,876,120       708,118        2,422,057       1,310,636         727,815
    Foreign tax withholding reclaims .................        94,217          --               --              --              --
Other assets .........................................         1,050          --                569             980           4,238
                                                        ------------   -----------     ------------    ------------    ------------
      Total assets ...................................   287,091,590    45,413,613      154,926,862     262,761,865     363,839,060
                                                        ------------   -----------     ------------    ------------    ------------

LIABILITIES

Forward foreign currency contracts to sell, at value
  (Cost: $22,000,000) (Notes 2 and 8) ................    21,972,027          --               --              --              --
Payables:
  Forward foreign currency contracts to buy
  (Notes 2 and 8) ....................................    15,163,070          --               --              --              --
  Investments purchased ..............................          --            --          1,942,135      58,637,625            --
  Fund shares redeemed ...............................          --           1,047             --              --           209,295
  Dividend and interest withholding tax ..............       100,253          --               --              --              --
  Due to custodian ...................................         5,993          --               --               792            --
  Custodian fee ......................................        33,276          --             11,582          16,474          12,753
  Other accrued expenses .............................        23,661
Deferred mortgage dollar roll income .................          --            --               --            37,475            --
                                                        ------------   -----------     ------------    ------------    ------------
     Total liabilities ...............................    37,298,280        20,184        1,966,030      58,709,249         273,263
                                                        ------------   -----------     ------------    ------------    ------------

NET ASSETS ...........................................  $249,793,310   $45,393,429     $152,960,832    $204,052,616    $363,565,797
                                                        ============   ===========     ============    ============    ============

Net assets consist of:
    Undistributed net investment
     income (Note 2) .................................  $ 19,668,247          --       $ 10,356,725    $ 13,081,027            --
    Accumulated undistributed net realized
     gain (loss) on investments ......................       510,560   ($  963,657)      (3,560,894)     (2,555,271)           --
    Unrealized appreciation (depreciation) on:
    Investments ......................................    13,581,050       663,973          638,764      (1,895,869)           --
    Foreign currency and forward foreign currency
     contracts .......................................       185,101          --               --              --              --
    Capital shares at par value of $.01 (Note 4) .....       166,856        41,651          128,661         153,169    $    363,566
    Additional paid-in capital .......................   215,681,496    45,651,462      145,397,576     195,269,560     363,202,231
                                                        ------------   -----------     ------------    ------------    ------------

       Net assets ....................................  $249,793,310   $45,393,429     $152,960,832    $204,052,616    $363,565,797
                                                        ============   ===========     ============    ============    ============

Capital shares outstanding (Note 4) ..................    16,685,598     4 165 078       12,866,102      15,316,916      36,356,580
                                                        ------------   -----------     ------------    ------------    ------------
Net asset value, offering price and redemption price
 per share ............................................ $      14.97   $     10.90     $      11.89    $      13.32    $      10.00
                                                        ============   ===========     ============    ============    ============
Investments in securities, at identified cost (Note 2)  $231,105,215   $43,691,754     $149,532,673    $256,406,794    $345,047,774
                                                        ============   ===========     ============    ============    ============


    The accompanying notes are an integral part of the financial statements.


NASL SERIES TRUST
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------------------------------------

                                                         PACIFIC RIM  INTERNATIONAL
                                                          EMERGING       SMALL         EMERGING      SMALL/MID     INTERNATIONAL
                                                           MARKETS        CAP           GROWTH          CAP            STOCK
                                                            TRUST        TRUST*          TRUST         TRUST*          TRUST
                                                         ---------     ----------     ----------     ----------     ---------
Investment Income:

     Interest (Net of $335 and $432 withholding
      tax in the Pacific Rim Emerging Markets and
      International Stock Trusts, respectively) ......  $  111,368     $  619,249     $  775,421     $  686,465     $  197,418
     Dividends (Net of $30,370, $16,815, $1,308
      and $54,893 withholding tax in the Pacific Rim
      Emerging Markets, International Small Cap,
      Small/Mid Cap and International Stock
      Trusts, respectively) ..........................     323,754        369,899        433,712        129,002        433,757
                                                        ----------     ----------     ----------     ----------     ----------
        Total income .................................     435,122        989,148      1,209,133        815,467        631,175
                                                        ----------     ----------     ----------     ----------     ----------
Expenses:

     Investment adviser fee (Note 6) .................     161,272        492,152        916,601        756,997        221,967
     Custodian fee ...................................        --           73,576           --           57,669           --
     Audit and legal fees ............................        --            6,498           --            9,235           --
     Registration and filing fees ....................        --            1,835           --            3,402           --
     Trustees fees and expenses (Note 7) .............        --            1,550           --            2,599           --
     Miscellaneous ...................................     123,326            453           --              284        130,569
                                                        ----------     ----------     ----------     ----------     ----------

       Total expenses ................................     284,598        576,064        916,601        830,186        352,536
                                                        ----------     ----------     ----------     ----------     ----------

       Net investment income (loss) ..................     150,524        413,084        292,532        (14,719)       278,639
                                                        ----------     ----------     ----------     ----------     ----------

Realized and unrealized gain (loss) on investments and
foreign currency:
     Net realized gain (loss) on:
       Investment transactions .......................     864,129       (874,882)    10,145,712     (6,951,840)       891,552
       Foreign currency and forward foreign
        currency contracts ...........................     (96,048)       (31,945)          --             --         (276,569)
     Change in unrealized appreciation
       (depreciation) on:
       Investments ...................................     640,822      5,179,280     (2,232,073)    10,573,628      1,756,595
       Translation of foreign currency and
        forward foreign currency contracts ............     (6,254)           565           --             --           (4,036
                                                        ----------     ----------     ----------     ----------     ----------


     Net gain on investments and
      foreign currency ................................  1,402,649      4,273,018      7,913,639      3,621,788      2,367,542
                                                        ----------     ----------     ----------     ----------     ----------

Net increase in net assets
 resulting from operations ...........................  $1,553,173     $4,686,102     $8,206,171     $3,607,069     $2,646,181
                                                        ==========     ==========     ==========     ==========     ==========

* For the period March 4, 1996 (commencement of operations) to December 31, 1996.

      The accompanying notes are integral part of the financial statements.


NASL SERIES TRUST
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------------

                                                             GLOBAL                                        QUANTITATIVE   EQUITY
                                                             EQUITY           GROWTH          EQUITY          EQUITY       INDEX
                                                              TRUST           TRUST*           TRUST           TRUST        TRUST**
                                                           -----------     ----------      -----------     -----------    --------
Investment Income:

     Interest ...........................................  $ 1,733,522     $  173,599      $  4,615,767    $   301,285    $140,302
     Dividends (Net of $1,267,619, $1,227
      and $38,946 withholding tax in the Global
      Equity, Growth and Equity Trusts, respectively) ...   10,624,353        330,151        12,990,579      1,469,133       3,323
                                                           -----------     ----------      ------------    -----------    --------

Total income ............................................   12,357,875        503,750        17,606,346      1,770,418     143,625
                                                           -----------     ----------      ------------    -----------    --------

Expenses:

     Investment adviser fee (Note 6) ....................    6,234,116        119,620         8,774,975        380,315      11,227
     Custodian fee ......................................      636,679         19,454           386,401           --          --
     Audit and legal fees ...............................       77,796          1,838           135,737           --          --
     Registration and filing fees .......................       16,409            706            21,963           --          --
     Trustees fees and expenses (Note 7) ................       19,514            477            19,111           --          --
     Miscellaneous ......................................       13,687             12            29,989           --          --
                                                           -----------     ----------      ------------    -----------    --------

       Total expenses ...................................    6,998,201        142,107         9,368,176        380,315      11,227
                                                           -----------     ----------      ------------    -----------    --------

       Net investment income ............................    5,359,674        361,643         8,238,170      1,390,103     132,398
                                                           -----------     ----------      ------------    -----------    --------

Realized and unrealized gain (loss) on investments,
   futures and foreign currency:
     Net realized gain (loss) on:
         Investment transactions ........................   97,559,315       (791,177)      250,761,937     10,029,581       3,717
         Futures contracts ..............................         --             --                --             --       139,955
         Foreign currency and forward foreign
          currency contracts ............................  (12,440,807)        (5,992)         (373,530)          --          --
     Change in unrealized appreciation (depreciation) on:
         Investments ....................................   (8,902,810)     2,294,660       (48,495,014)     1,171,645      22,745
         Futures contracts ..............................         --             --                --             --       266,875
         Translation of foreign currency and
          forward foreign currency contracts ............     (955,166)            (9)              605           --          --
                                                           -----------     ----------      ------------    -----------    --------

     Net gain on investments, futures and
      foreign currency ...................................  75,260,532      1,497,482       201,893,998     11,201,226     433,292
                                                           -----------     ----------      ------------    -----------    --------

Net increase in net assets
 resulting from operations ..............................  $80,620,206     $1,859,125      $210,132,168    $12,591,329    $565,690
                                                           ===========     ==========      ============    ===========    ========


* For the period July 15, 1996 (commencement of operations) to December 31, 1996.

** For the period February 14, 1996 (commencement of operations) to December 31, 1996.

      The accompanying notes are integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          INTERNATIONAL
                                                            BLUE CHIP      REAL ESTATE     GROWTH AND     GROWTH AND       EQUITY-
                                                            GROWTH          SECURITIES       INCOME         INCOME         INCOME
                                                             TRUST            TRUST          TRUST          TRUST           TRUST
                                                           -----------     -----------    -----------    ------------    -----------
Investment Income:

    Interest ...........................................  $   901,537     $   182,702    $ 1,275,443    $  1,319,738    $ 2,375,997
    Dividends (Net of $40,422, $405,444, $169,439
     and $37,617 withholding tax in the Blue Chip
     Growth, International Growth and Income, Growth
     and Income and Equity-Income Trusts, respectively)     3,366,047       3,179,039      2,805,027      18,406,498     10,528,486
                                                          -----------     -----------    -----------    ------------    -----------

       Total income ....................................    4,267,584       3,361,741      4,080,470      19,726,236     12,904,483
                                                          -----------     -----------    -----------    ------------    -----------
Expenses:

    Investment adviser fee (Note 6) ....................    3,317,165         292,384      1,327,151       6,298,799      3,939,929
    Custodian fee ......................................      128,496            --          187,237         213,611        130,877
    Audit and legal fees ...............................       39,929            --           12,786          98,038         57,074
    Registration and filing fees .......................        7,319            --           15,081          18,410         10,237
    Amortization of deferred organization expenses
     (Note 2) ..........................................        2,006            --            2,849           3,982          2,006
    Trustees fees and expenses (Note 7) ................       10,378            --            1,410          24,984         14,703
    Miscellaneous ......................................        5,014            --            2,322          12,628          5,012
                                                          -----------     -----------    -----------    ------------    -----------

    Expenses before reimbursement by investment adviser
     and subadviser (Note 6) ...........................    3,510,307         292,384      1,548,836       6,670,452      4,159,838

    Reimbursement of expenses by investment adviser
     and subadviser ....................................      141,685            --             --              --             --
                                                          -----------     -----------    -----------    ------------    -----------


       Net expenses ....................................    3,368,622         292,384      1,548,836       6,670,452      4,159,838
                                                          -----------     -----------    -----------    ------------    -----------

       Net investment income ...........................      898,962       3,069,357      2,531,634      13,055,784      8,744,645
                                                          -----------     -----------    -----------    ------------    -----------

Realized and unrealized gain (loss) on investments and
  foreign currency:
    Net realized gain (loss) on:
        Investment transactions ........................   86,714,103       6,093,674      3,800,418      66,608,198     80,310,064
        Foreign currency and forward foreign
        currency contracts ............................        --              --        (4,527,818)       (241,417)        (7,930)
    Change in unrealized appreciation (depreciation) on:
        Investments ....................................   (9,894,420)     10,015,576      5,646,511      98,172,478        395,472
        Translation of foreign currency and
        forward foreign currency contracts .............        --              --          221,135          (1,609)          (185)
                                                          -----------     -----------    -----------    ------------    -----------

    Net gain on investments and
     foreign currency ..................................   76,819,683      16,109,250     15,140,246     164,537,650     80,697,421
                                                          -----------     -----------    -----------    ------------    -----------
Net increase in net assets
 resulting from operations .............................  $77,718,645     $19,178,607    $17,671,880    $177,593,434    $89,442,066
                                                          ===========     ===========    ===========    ============    ===========





      The accompanying notes are integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
                                                                           AGGRESSIVE     MODERATE       CONSERVATIVE
                                                                              ASSET          ASSET          ASSET       STRATEGIC
                                                            BALANCED       ALLOCATION     ALLOCATION     ALLOCATION        BOND
                                                              TRUST          TRUST          TRUST          TRUST           TRUST
                                                           -----------    -----------    -----------    -----------    ------------
Investment Income:

     Interest (Net of $4,580 withholding tax
      in the Strategic Bond Trust) ......................  $ 3,742,048    $ 5,234,726    $26,651,369    $10,889,669    $15,141,123
     Dividends (Net of $135,757, $215,721 and $32,693
      withholding tax in the Aggressive, Moderate
      and Conservative Asset Allocation Trusts,
      respectively) .....................................    1,363,361      2,759,751      5,104,055      1,041,926           --
                                                           -----------    -----------    -----------    -----------    -----------

        Total income ....................................    5,105,409      7,994,477     31,755,424     11,931,595     15,141,123
                                                           -----------    -----------    -----------    -----------    -----------

Expenses:

     Investment adviser fee (Note 6) ....................      613,151      1,656,217      4,764,110      1,643,494      1,298,996
     Custodian fee ......................................         --          292,428        437,702        229,084        106,914
     Audit and legal fees ...............................         --           23,547         68,160         23,233         19,207
     Registration and filing fees .......................         --            4,951         14,753          5,483          4,167
     Amortization of deferred organization expenses
     (Note 2) ...........................................         --             --             --             --            3,009
     Trustees fees and expenses (Note 7) ................         --            6,272         17,902          6,182          5,046
     Miscellaneous ......................................         --            2,966          9,953          4,068          5,405
                                                           -----------    -----------    -----------    -----------    -----------

        Total expenses ..................................      613,151      1,986,381      5,312,580      1,911,544      1,442,744
                                                           -----------    -----------    -----------    -----------    -----------
        Net investment income ...........................    4,492,258      6,008,096     26,442,844     10,020,051     13,698,379
                                                           -----------    -----------    -----------    -----------    -----------

Realized and unrealized gain (loss) on investments,
  futures and foreign currency:
     Net realized gain (loss) on:
         Investment transactions ........................    9,025,072     17,873,805     37,335,908      8,576,247      5,399,944
         Futures contracts ..............................         --         (425,496)    (1,002,713)      (168,117)          --
         Foreign currency and forward foreign
          currency contracts ............................         --         (871,980)    (1,527,516)      (196,816)       748,978
     Change in unrealized appreciation (depreciation) on:
      Investments .......................................     (983,826)     4,719,321       (926,299)    (3,354,448)     3,229,720
      Futures contracts .................................         --         (226,261)      (487,106)       (80,347)          --
      Translation of foreign currency and
       forward foreign currency contracts ...............         --            2,798           (857)            45        (94,693)
                                                           -----------    -----------    -----------    -----------    -----------

     Net gain on investments, futures and
      foreign currency ..................................    8,041,246     21,072,187     33,391,417      4,776,564      9,283,949
                                                           -----------    -----------    -----------    -----------    -----------

Net increase in net assets
 resulting from operations ..............................  $12,533,504    $27,080,283    $59,834,261    $14,796,615    $22,982,328
                                                           ===========    ===========    ===========    ===========    ===========


      The accompanying notes are integral part of the financial statements.


NASL SERIES TRUST
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
                                                              GLOBAL       CAPITAL       INVESTMENT         U.S.
                                                            GOVERNMENT     GROWTH          QUALITY      GOVERNMENT       MONEY
                                                              BOND          BOND            BOND         SECURITIES      MARKET
                                                              TRUST         TRUST           TRUST          TRUST          TRUST
                                                           -----------    ----------     -----------    -----------    ------------
Investment Income:

     Interest (Net of $242,255 and $544 withholding
      tax in the Global Government Bond and Investment
      Quality Bond Trusts, respectively) ................  $17,546,599    $2,851,447     $11,364,547    $15,215,834    $17,386,509
     Dividends ..........................................         --            --             1,310           --             --
                                                           -----------    ----------     -----------    -----------    -----------

       Total income .....................................   17,546,599     2,851,447      11,365,857     15,215,834     17,386,509
                                                           -----------    ----------     -----------    -----------    -----------

Expenses:

     Investment adviser fee (Note 6) ....................    1,934,856       215,033         965,766      1,401,130      1,589,545
     Custodian fee ......................................      182,060          --            81,835         96,596         86,324
     Audit and legal fees ...............................       26,683          --            16,551         23,160         36,793
     Registration and filing fees .......................        5,838          --             3,216          4,310          8,719
     Trustees fees and expenses (Note 7) ................        6,817          --             4,232          5,995          9,117
     Miscellaneous ......................................        3,593          --             2,874          4,990         10,337
                                                           -----------    ----------     -----------    -----------    -----------

Total expenses ..........................................    2,159,847       215,033       1,074,474      1,536,181      1,740,835
                                                           -----------    ----------     -----------    -----------    -----------
       Net investment income ............................   15,386,752     2,636,414      10,291,383     13,679,653     15,645,674
                                                           -----------    ----------     -----------    -----------    -----------

Realized and unrealized gain (loss) on investments and
  foreign currency:
     Net realized gain (loss) on:
         Investment transactions ........................    9,598,508      (211,323)      1,165,169       (464,497)          --
         Foreign currency and forward foreign
          currency contracts ............................    3,414,227          --              --             --             --
     Change in unrealized appreciation (depreciation) on:
        Investments .....................................    1,954,903    (1,348,717)     (7,470,195)    (6,682,550)          --
        Translation of foreign currency and
         forward foreign currency contracts .............     (417,584)         --              --             --             --
                                                           -----------    ----------     -----------    -----------    -----------

     Net gain (loss) on investments and
      foreign currency ..................................   14,550,054    (1,560,040)     (6,305,026)    (7,147,047)          --
                                                           -----------    ----------     -----------    -----------    -----------

Net increase in net assets
 resulting from operations ..............................  $29,936,806    $1,076,374     $ 3,986,357    $ 6,532,606    $15,645,674
                                                           ===========    ==========     ===========    ===========    ===========


      The accompanying notes are integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------



                             PACIFIC RIM EMERGING MARKETS     INTERNATIONAL      EMERGING GROWTH TRUST          SMALL/MID
                          TRUST (FORMERLY, THE PACIFIC RIM     SMALL CAP       (FORMERLY, THE EMERGING             CAP
                                EMERGING MARKETS FUND)            TRUST          GROWTH EQUITY FUND)               TRUST
                          --------------------------------    -----------      ----------------------------    ------------
                                   YEAR             YEAR        03/04/96*         YEAR            YEAR           03/04/96*
                                  ENDED            ENDED           TO             ENDED           ENDED             TO
                                12/31/96         12/31/95       12/31/96         12/31/96        12/31/95        12/31/96
                               -----------     -----------     -----------     ------------    ------------    ------------

Increase in net assets:

Operations:

Net investment income .......  $   150,524     $   105,798      $  413,084      $   292,532    $    206,266    ($    14,719)
Net realized gain (loss) on:
Investment transactions .....      864,129          56,190        (874,882)      10,145,712      18,252,359      (6,951,840)
Foreign currency and
 forward foreign
 currency contracts .........      (96,048)           --           (31,945)            --              --              --
Change in unrealized
 appreciation
 (depreciation) on:
  Investments ...............      640,822       1,075,635       5,179,280       (2,232,073)     12,756,627      10,573,628
  Foreign currency and
   forward foreign
   currency contracts .......       (6,254)           --               565             --              --              --
                               -----------     -----------      ----------     ------------    ------------    ------------
Net increase in
 net assets resulting from
 operations .................    1,553,173       1,237,623       4,686,102        8,206,171      31,215,252       3,607,069


Distribution to
 shareholders from:

 Net investment income ......     (151,471        (110,840)       (356,506)        (478,615)        (35,611)           --
 Net realized gains on
  investments and foreign
  currency transactions .....     (782,550)        (46,196)           --        (28,391,874)     (3,730,311)           --

Distribution to shareholders:

In excess of net
 investment income ..........      (19,701)           --              --               --              --              --
In excess of net
 realized gains on
 investments and foreign
 currency transactions ......       (4,884)           --              --            (16,604)           --              --

Increase in net assets
 from capital share
 transactions (Note 4) ......    9,589,538       4,319,295      92,888,297       49,766,063      37,597,721     172,454,496
                               -----------     -----------      ----------     ------------    ------------    ------------

Increase in net assets ......   10,184,105       5,399,882      97,217,893       29,085,141      65,047,051     176,061,565



Net assets at beginning
 of period ..................   13,057,099       7,657,217            --        162,426,467      97,379,416           --
                               -----------     -----------      ----------     ------------    ------------    ------------

Net assets at end
 of period ................... $23,241,204     $13,057,099      $97,217,89     $191,511,608    $162,426,467    $176,061,565
                               ===========     ===========      ==========     ============    ============    ============
Undistributed net
 investment income (loss) ...         --       $       397      ($   4,890)            --      $    206,266            --
                               ===========     ===========      ==========     ============    ============    ============



*Commencement of operations

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                               INTERNATIONAL STOCK TRUST                GLOBAL
                                      (FORMERLY, THE                    EQUITY                  GROWTH
                                   INTERNATIONAL FUND)                   TRUST                   TRUST
                              ---------------------------     ----------------------------    -----------
                                   YEAR           YEAR            YEAR            YEAR          07/15/96*
                                  ENDED          ENDED           ENDED           ENDED             TO
                                12/31/96        12/31/95        12/31/96        12/31/95        12/31/96
                              -----------     -----------     ------------    ------------    -----------
Increase in net assets:

Operations:

Net investment income ......  $   278,639     $   229,950     $  5,359,674    $  3,747,724    $   361,643
Net realized gain (loss) on:
Investment
 transactions ..............      891,552         170,289       97,559,315     (14,280,171)      (791,177)
Foreign currency and
 forward foreign
 currency contracts ........     (276,569)           --        (12,440,807)      7,051,110         (5,992)
Change in unrealized
appreciation
 (depreciation) on:
  Investments ..............    1,756,595       1,360,677       (8,902,810)     48,700,520      2,294,660
  Foreign currency and
   forward foreign
   currency contracts ......       (4,036)           --           (955,166)        156,091             (9)
                              -----------     -----------     ------------    ------------    -----------

Net increase in net
 assets resulting from
 operations ................    2,646,181       1,760,916       80,620,206      45,375,274      1,859,125

Distribution to
 shareholders from:

Net investment income ......     (260,922)       (231,976)     (11,270,400)     (2,969,604)      (356,451)
Net realized gains on
 investments and foreign
 currency transactions .....     (579,100)       (219,782)            --       (27,013,345)          --


In excess of net
 investment income .........      (32,600)           --               --              --             --
In excess of net
 realized gains on
 investments and foreign
 currency transactions .....       (2,098)           --               --              --             --

Increase in net assets
 from capital share
 transactions (Note 4) .....   12,323,922       6,447,973        9,309,957      16,652,433     55,304,065
                              -----------     -----------     ------------    ------------    -----------

Increase in net assets .....   14,095,383       7,757,131       78,659,763      32,044,758     56,806,739



Net assets at beginning
 of period .................   19,047,538      11,290,407      648,182,638     616,137,880           --
                              -----------     -----------     ------------    ------------    -----------
Net assets at end
 of period .................  $33,142,921     $19,047,538     $726,842,401    $648,182,638    $56,806,739
                              ===========     ===========     ============    ============    ===========
Undistributed net
 investment income .........         --       $     2,767     $ 10,924,122    $ 11,144,253    $     2,288
                              ===========     ===========     ============    ============    ===========


*Commencement of operations

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     EQUITY INDEX
                                                                     QUANTITATIVE EQUITY TRUST      TRUST (FORMERLY,
                                         EQUITY                           (FORMERLY, THE              THE EQUITY
                                          TRUST                          COMMON STOCK FUND)           INDEX FUND)
                               ------------------------------     ------------------------------      ----------
                                      YEAR            YEAR            YEAR               YEAR          02/14/96*
                                     ENDED           ENDED           ENDED              ENDED             TO
                                   12/31/96        12/31/95         12/31/96          12/31/95         12/31/96
                               --------------    ------------     ------------       -----------      ----------
Increase in net assets:

Operations:

Net investment income .......  $    8,238,170    $  4,703,343      $ 1,390,103       $   834,761      $  132,398
Net realized gain (loss) on:
Investment transactions .....     250,761,937     103,448,333       10,029,581         2,091,782           3,717
Futures transactions ........            --              --               --                --           139,955
Foreign currency and
 forward foreign
 currency contracts .........        (373,530)       (319,018)            --                --              --
Change in unrealized
 appreciation
 (depreciation) on:
  Investments ...............     (48,495,014)    142,487,931        1,171,645         9,276,249          22,745
  Futures contracts .........            --              --               --                --           266,875
  Foreign currency and
   forward foreign
   currency contracts .......             605          (1,045)            --                --              --
                               --------------    ------------      -----------       -----------      ----------

Net increase in net
assets resulting from
operations ..................     210,132,168     250,319,544       12,591,329        12,202,792         565,690

Distribution to
shareholders from:

Net investment income .......      (4,695,040)     (4,092,853)      (2,224,864)             --          (132,206)
Net realized gains on
investments and foreign
currency transactions .......     (98,365,329)           --        (11,536,168)             --          (143,672)

Distribution to shareholders:

In excess of net
 investment income ..........            --              --               --                --              --
In excess of net
 realized gains on
 investments and foreign
 currency transactions ......            --              --            (97,061)             --          (267,066)

Increase in net assets
 from capital share
 transactions (Note 4) ......     249,589,386     208,011,563       32,170,533        13,964,616       7,794,785
                               --------------    ------------      -----------       -----------      ----------

Increase in net assets ......     356,661,185     454,238,254       30,903,769        26,167,408       7,817,531

Net assets at beginning
 of period ..................     988,800,205     534,561,951       60,995,928        34,828,520            --
                               --------------    ------------      -----------       -----------      ----------

Net assets at end
 of period ..................  $1,345,461,390    $988,800,205      $91,899,697       $60,995,928      $7,817,531
                               ==============    ============      ===========       ===========      ==========


Undistributed net
 investment income ..........  $    8,208,496    $  4,695,040             --         $   834,761            --
                               ==============    ============      ===========       ===========      ==========


*Commencement of operations

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------


                                  BLUE CHIP GROWTH TRUST      REAL ESTATE SECURITIES TRUST             INTERNATIONAL
                                    (FORMERLY, THE             (FORMERLY, THE REAL ESTATE            GROWTH AND INCOME
                                  PASADENA GROWTH TRUST)           SECURITIES FUND)                       TRUST
                               ----------------------------    ---------------------------     ----------------------------
                                  YEAR            YEAR           YEAR             YEAR            YEAR           01/09/95*
                                  ENDED           ENDED          ENDED            ENDED           ENDED            TO
                                 12/31/96        12/31/95       12/31/96         12/31/95        12/31/96        12/31/95
                               -----------     ------------    -----------     -----------     ------------    ------------
Increase in net assets:

Operations:

Net investment income .......  $    898,962    $    908,877    $ 3,069,357     $ 2,365,861     $  2,531,634    $   338,520
Net realized gain (loss) on:
Investment transactions .....    86,714,103      (2,374,757)     6,093,674       1,242,307       13,800,418      1,781,900
Foreign currency and
 forward foreign
 currency contracts .........          --              --             --              --         (4,527,818)      (549,770)
Change in unrealized
 appreciation
 (depreciation) on:
  Investments ................    (9,894,420)     49,321,341     10,015,576       3,176,323        5,646,511      2,485,964
  Foreign currency and
   forward foreign
   currency contracts .......          --              --             --              --            221,135        267,627
                               ------------    ------------    -----------     -----------     ------------    -----------
Net increase in net
 assets resulting from
 operations .................    77,718,645      47,855,461     19,178,607       6,784,491       17,671,880      4,324,241




Net investment income .......      (908,877)       (834,112)    (5,275,859)       (852,969)        (203,407)      (998,757)
Net realized gains on
 investments and foreign
 currency transactions ......          --              --       (6,933,560)           --               --         (875,932)

Distribution to shareholders:

In excess of net
 realized gains on
 investments and foreign
 currency transactions ......          --              --         (166,348)           --               --             --

Increase in net assets
 from capital share
 transactions (Note 4) ......    68,086,867      78,926,143     16,976,697       3,937,452       82,903,570     86,188,482
                               ------------    ------------    -----------     -----------     ------------    -----------

Increase in net assets ......   144,896,635     125,947,492     23,779,537       9,868,974      100,372,043     88,638,034

Net assets at beginning
 of period ..................   277,674,194     151,726,702     52,440,117      42,571,143       88,638,034           --
                               ------------    ------------    -----------     -----------     ------------    -----------

Net assets at end
 of period ..................  $422,570,828    $277,674,194    $76,219,654     $52,440,117     $189,010,077    $88,638,034
                               ============    ============    ===========     ===========     ============    ===========
Undistributed net
 investment income (loss) ...  $    898,962    $    908,877           --       $ 2,365,861     $  3,194,285    ($   70,205)
                               ============    ============    ===========     ===========     ============    ===========

*Commencement of operations

    The accompanying notes are an integral part of the financial statements.


NASL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

                                                                      EQUITY-INCOME TRUST                 BALANCED TRUST
                                      GROWTH AND INCOME                 (FORMERLY, THE               (FORMERLY, THE BALANCED
                                            TRUST                     VALUE EQUITY TRUST)                 ASSETS FUND)
                               ------------------------------   ------------------------------   ------------------------------
                                   YEAR             YEAR           YEAR              YEA            YEAR               YEAR
                                   ENDED            ENDED          ENDED             ENDED          ENDED              ENDED
                                  12/31/96         12/31/95       12/31/96          12/31/95       12/31/96           12/31/95
                               --------------    ------------   ------------      ------------   ------------      ------------
Increase in net assets:

Operations:

Net investment income .......  $   13,055,784    $ 11,654,596   $  8,744,645      $  5,009,152   $  4,492,258      $  3,392,436
Net realized gain (loss) on:
 Investment transactions ....      66,608,198      15,108,131     80,310,064        25,890,743      9,025,072         2,741,674
 Foreign currency and
  forward foreign
  currency contracts ........        (241,417)        686,290         (7,930              --             --                --
Change in unrealized
 appreciation
 (depreciation) on:
 Investments ................      98,172,478     103,848,140        395,472        29,918,641       (983,826)       14,094,035
 Foreign currency and
  forward foreign
  currency contracts ........          (1,609)          1,588           (185)             --             --                --
                               --------------    ------------   ------------      ------------   ------------      ------------

Net increase in net
 assets resulting from
 operations .................     177,593,434     131,298,745     89,442,066        60,818,536     12,533,504        20,228,145

Distribution to
 shareholders from:

Net investment income .......     (11,667,389)     (8,549,161)    (5,009,152)       (1,721,862)   ( 7,884,695)       (129),234)
Net realized gains on
 investments and foreign
 currency transactions ......     (15,781,628)     (4,313,653)   (25,904,015)       (2,091,517)   (10,368,310)             --

Distribution to shareholders:

In excess of net
 realized gains on
 investments and foreign
 currency transactions ......            --              --             --                --             --                --

Increase in net assets
 from capital share
 transactions (Note 4) ......     214,206,333     141,416,968    144,130,166       117,986,065    297,845,419        15,925,085
                               --------------    ------------   ------------      ------------   ------------      ------------
Increase in net assets ......     364,350,750     259,852,899    202,659,065       174,991,222     24,045,803        36,023,996

Net assets at beginning
 of period ..................     669,387,244     409,534,345    396,826,556       221,835,334    110,760,739        74,736,743
                               --------------    ------------   ------------      ------------   ------------      ------------
Net assets at end
 of period ..................  $1,033,737,994    $669,387,244   $599,485,621      $396,826,556   $134,806,542      $110,760,739
                               ==============    ============   ============      ============   ============      ============
Undistributed net
 investment income ..........  $   13,165,084    $ 11,667,389   $  8,655,530      $  5,009,152           --        $  3,268,747
                               ==============    ============   ============      ============   ============      ============

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                              AGGRESSIVE                      MODERATE                       CONSERVATIVE
                                           ASSET ALLOCATION               ASSET ALLOCATION                 ASSET ALLOCATION
                                                TRUST                          TRUST                            TRUST
                                    ----------------------------    ----------------------------    ----------------------------
                                        YEAR            YEAR            YEAR           YEAR            YEAR             YEAR
                                        ENDED           ENDED           ENDED          ENDED           ENDED            ENDED
                                      12/31/96        12/31/95        12/31/96        12/31/95        12/31/96        12/31/95
                                    ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets:

Operations:

Net investment income ......        $  6,008,096    $  5,392,921    $ 26,442,844    $ 25,474,597    $ 10,020,051    $ 10,232,137
Net realized gain (loss) on:
 Investment transactions ...          17,873,805      10,182,865      37,335,908      23,729,858       8,576,247       8,403,516
Futures contracts ..........            (425,496)     (1,726,285)     (1,002,713)     (3,962,742)       (168,117)       (658,525)
 Foreign currency and
  forward foreign
  currency contracts .......            (871,980)      1,938,306      (1,527,516)      7,845,216        (196,816)        727,483
Change in unrealized
 appreciation
 (depreciation) on:
 Investments ...............           4,719,321      23,406,053        (926,299)     62,959,219      (3,354,448)     17,450,440
 Futures contracts .........            (226,261)        371,422        (487,106)        782,113         (80,347)        129,261
 Foreign currency and
  forward foreign
  currency contracts .......               2,798         (10,764)           (857)        (71,271)             45         (34,355)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase in net
 assets resulting from
 operations ................          27,080,283      39,554,518      59,834,261     116,756,990      14,796,615      36,249,957

Distribution to
 shareholders from:

Net investment income ......          (5,427,633)     (5,166,253)    (26,460,562)    (24,223,191)    (10,622,367)    (10,860,847)

Net realized gains on
 investments, futures and
 foreign currency
 transactions ..............         (10,578,038)     (6,299,483)    (26,425,885)     (5,181,586)     (3,004,794)           --

Increase (decrease) in net
 assets from capital share
 transactions (Note 4) .....           3,867,674        (993,645)    (32,262,903)    (41,707,151)    (17,093,800)    (17,714,850)
                                    ------------    ------------    ------------    ------------    ------------    ------------

Increase (decrease) in
 net assets ................          14,942,286      27,095,137     (25,315,089)     45,645,062     (15,924,346)      7,674,260

Net assets at beginning
 of period .................         211,756,952     184 661 815     650,136,137     604,491,075     224,390,000     216,715,740
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net assets at end
 of period .................        $226,699,238    $211,756,952    $624,821,048    $650,136,137    $208,465,654    $224,390,000
                                    ============    ============    ============    ============    ============    ============
Undistributed net
 investment income .........        $  6,081,059    $  5,427,633    $ 26,584,959    $ 26,460,562    $ 10,062,867    $ 10,622,367
                                    ============    ============    ============    ============    ============    ============



    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CAPITAL GROWTH
                                        STRATEGIC                         GLOBAL                      BOND TRUST
                                          BOND                        GOVERMNENT BOND           (FORMERLY, THE CAPITAL
                                          TRUST                            TRUST                   GROWTH BOND FUND)
                              -----------------------------   -----------------------------   ---------------------------
                                  YEAR            YEAR             YEAR           YEAR           YEAR          YEAR
                                  ENDED           ENDED            ENDED          ENDED          ENDED         ENDED
                                 12/31/96        12/31/95         12/31/96       12/31/95       12/31/96      12/31/95
                              -------------   -------------   -------------   -------------   ------------   ------------
Increase in net assets:

Operations:

Net investment income ......  $ 13,698,379    $  8,675,011    $ 15,386,752    $ 15,004,711    $ 2,636,414     $ 2,541,376
Net realized gain (loss) on:
Investment transactions ....     5,399,944         653,754       9,598,508       3,183,386       (211,323)        677,362
Foreign currency and
 forward foreign
 currency contracts ........       748,978         827,091       3,414,227       5,204,326           --              --
Change in unrealized
 appreciation
 (depreciation) on:
 Investments ...............     3,229,720       7,494,670       1,954,903      21,692,894     (1,348,717)      4,016,399
 Foreign currency and
  forward foreign
  currency contracts .......       (94,693)        (60,522)       (417,584)        662,786           --              --
                              ------------    ------------    ------------    ------------    -----------     -----------

Net increase in net
 assets resulting from
 operations ................    22,982,328      17,590,004      29,936,806      45,748,103      1,076,374       7,235,137

Distribution to
 shareholders from:

 Net investment income .....   (10,621,746)     (4,125,434)    (21,062,640)    (11,483,093)    (2,638,011)     (2,545,873)
 Net realized gains on
  investments and foreign
  currency transactions ....          --              --              --              --             --          (425,137)

Increase (decrease) in net
 assets from capital share
 transactions (Note 4) .....    86,212,723      24,806,640       5,676,210     {7,534,746)      4,261,280       4,811,746
                              ------------    ------------    ------------    ------------    -----------     -----------
Increase in net assets .....    98,573,305      38,271,210      14,550,376      26,730,264      2,699,643       9,075,873

Net assets at beginning
 of period .................   122,704,176      84,432,966     235,422,934     208,512,670     42,693,786      33,617,913
                              ------------    ------------    ------------    ------------    -----------     -----------
Net assets at end
 of period .................  $221,277,481    $122,704,176    $249,793,310    $235,242,934    $45,393,429     $42,693,786
                              ============    ============    ============    ============    ===========     ===========
Undistributed net
 investment income .........  $ 14,378,392    $ 10,644,655    $ 19,668,247    $ 20,496,692           --       $     1,597
                              ============    ============    ============    ============    ===========     ===========

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
                                           Investment                     U.S. Government                         Money
                                          Quality Bond                       Securities                           Market
                                              Trust                             Trust                             Trust
                                   -----------------------------     ----------------------------     ----------------------------
                                       Year              Year            Year            Year             Year            Year
                                      Ended             Ended           Ended           Ended            Ended           Ended
                                     12/31/96          12/31/95        12/31/96        12/31/95         12/31/96        12/31/95
                                   ------------     ------------     ------------    ------------     ------------    ------------

Increase (decrease) in net assets:

Operations:

Net investment income .......      $ 10,291,383     $  8,486,217     $ 13,679,653    $ 12,842,712     $ 15,645,674    $ 14,438,470
Net realized gain (loss) on
 investment transactions.....         1,165,169          934,173         (464,497)      6,615,440              ---             ---
Change in unrealized
 appreciation
 (depreciation) on
 investments ................        (7,470,195)      12,443,229       (6,682,550)      9,054,850              ---             ---
                                   ------------     ------------     ------------    ------------     ------------     ------------
Net increase in net
 assets resulting from
 operations .................         3,986,357       21,863,619        6,532,606      28,513,002       15,645,674      14,438,470

Distribution to
 shareholders from net
 investment income ..........        (8,478,262)      (7,077,320)     (12,847,931)    (11,856,226)     (15,645,674)    (14,438,470)

Increase (decrease) in net
 assets from capital share
 transactions (Note 4) ......        14,350,133       16,892,949       (6,420,478)     11,318,295      105,448,834     (18,556,843)
                                   ------------     ------------     ------------    ------------     ------------     ------------
Increase (decrease)
 in net assets ..............         9,858,228       31,679,248      (12,735,803)     27,975,071      105,448,834     (18,556,843)

Net assets at beginning
 of period ..................       143,102,604      111,423,356      216,788,419     188,813,348      258,116,963      276,673,806
                                   ------------     ------------     ------------    ------------     ------------     ------------

Net assets at end
 of period ..................      $152,960,832     $143,102,604     $204,052,616    $216,788,419     $363,565,797     $258,116,963
                                   ============     ============     ============    ============     ============     ============

Undistributed net
 investment income ..........      $ 10,356,725     $  8,478,262     $ 13,081,027    $ 12,847,931              ---              ---
                                   ============     ============     ============    ============     ============     ============





    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------


                                                                    Pacific Rim Emerging Markets Trust
                                                            (formerly, the Pacific Rim Emerging Markets Fund)
                                                         --------------------------------------------------------
                                                            Years Ended December 31,                  10/04/94*
                                                         ------------------------------                  to
                                                           1996                  1995                 12/31/94
                                                         --------              --------               --------
Net asset value, beginning
 of period ........................................       $ 10.36               $  9.41                 $10.00

Income from investment operations:
----------------------------------
  Net investment income ...........................          0.07                  0.12                   0.04
  Net realized and unrealized gain (loss)
   on investments and foreign currency
    transactions ..................................          0.94                  0.96                  (0.59)
                                                          -------               -------                 ------

          Total from investment
           operations .............................          1.01                  1.08                  (0.55)

Less distributions:
-------------------
  Dividends from net investment income ............         (0.07)                (0.09)                 (0.04)
  Dividends in excess of net investment income ....         (0.01)                   --                     --
  Distributions from capital gains ................         (0.39)                (0.04)                    --
                                                          -------               -------                 ------

          Total distributions .....................         (0.47)                (0.13)                 (0.04)
                                                          -------               -------                 ------

Net asset value, end of period ....................       $ 10.90               $ 10.36                 $ 9.41
                                                          -------               -------                 ------

          Total return ............................          9.81%                11.47%                 (5.63%)+

Net assets, end of period (000's) .................       $23,241               $13,057                 $7,657

Ratio of operating expenses to
 average net assets ...............................          1.50%                 1.50%                  1.50%(A)

Ratio of net investment income to
 average net assets ...............................          0.78%                 1.01%                  1.84%(A)

Portfolio turnover rate ...........................            48%                   55%                     0%

Average commission rate per share (B) .............       $ 0.015                   N/A                    N/A

-------------------------------

*   Commencement of operations.

+   Non-annualized
(A) Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestiic markets.

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------
                                                 International Small Cap Trust
                                                 -----------------------------
                                                            03/04/96*
                                                               to
                                                            12/31/96
                                                 -----------------------------

Net asset value, beginning
 of period ..................................               $ 12.50

Income from investment operations:
----------------------------------
  Net investment income .....................                  0.06
  Net realized and unrealized gain
   on investments and foreign currency
    transactions ............................                  1.09
                                                            -------
          Total from investment
           operations .......................                  1.15

Less distributions:
-------------------

  Dividends from net investment income ......                 (0.05)
                                                            -------

Net asset value, end of period ..............               $ 13.60
                                                            =======

          Total return ......................                  9.20%+

Net assets, end of period (000's) ...........               $97,218

Ratio of operating expenses to
 average net assets .........................                  1.29%(A)

Ratio of net investment income to
 average net assets .........................                  0.93%(A)

Portfolio turnover rate .....................                    50%(A)

Average commission rate per share (B) .......               $ 0.015

----------------------------

*   Commencement of operations.

+   Non-annualized
(A) Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Emerging Growth Trust
                                                                     (formerly, the Emerging Growth Equity Fund)
                                          ------------------------------------------------------------------------------------------

                                                                                Years Ended December 31,
                                          ------------------------------------------------------------------------------------------
                                              1996      1995     1994     1993     1992     1991     1990    1989    1988     1987
                                              ----      ----     ----     ----     ----     ----     ----    ----    ----     ----

Net asset value, beginning
 of period .............................  $  23.10  $  18.55  $ 19.42  $ 17.76  $ 16.18   $ 9.95   $12.20  $ 8.75  $ 7.61   $10.45

Income from investment operations:
----------------------------------
 Net investment income (loss) ..........      0.03      0.03     0.01    (0.01)   (0.02)     ---     0.17    0.20    0.14     0.01
 Net realized and unrealilzed gain
  (loss) on investments ................      1.01      5.10    (0.81)    4.16     3.51     7.08    (1.98)   3.46    1.16     0.18
                                          --------  --------  -------  -------  -------   ------   ------  ------  ------   ------
    Total from investment operations ...      1.04      5.13    (0.80)    4.15     3.49     7.08    (1.81)   3.66    1.30     0.19

Less distributions:
-------------------
 Dividends from net investment income ..     (0.06)    (0.01)     ---      ---      ---      ---    (0.17)  (0.21)  (0.12)  (0.01)
 Distributions from capital gains ......     (3.48)    (0.57)   (0.07)   (2.49)   (1.91)   (0.85)   (0.27)    ---   (0.04)  (3.02)
                                          --------  --------  -------  -------  -------   ------   ------  ------  ------   ------

   Total distributions .................     (3.54)    (0.58)   (0.07)   (2.49)   (1.91)   (0.85)   (0.44)  (0.21)  (0.16)   (3.03)
                                          --------  --------  -------  -------  -------   ------   ------  ------  ------   ------

Net asset value, end of period .........  $  20.60  $  23.10  $ 18.55  $ 19.42  $ 17.76   $16.18   $ 9.95  $12 20  $ 8.75   $ 7.61

   Total return ........................      5.02%    27.75%   (4.10%)  23.89%   21.82%   71.34%  (14.90%) 42.19%  16.94%   (4.91%)

Net assets, end of period (000's) ......  $191,512  $162,426  $97,379  $55,767  $18,504   $9,822   $4,139  $3,855  $2,686   $2,017

Ratio of operating expenses to
 average net assets ....................      0.50%    0.50%     0.50%    0.50%    0.50%    0.50%    0.50%   0.50%   0.50%    0.50%

Ratio of net investment income (loss) to
 average net assets ....................      0.16%    0.16%    (0.07%)  (0.04%)  (0.14%)   0.02%    1.55%   1.95%   1.54%    0.06%

Portfolio turnover rate ................       168%     145%       69%      93%     127%      88%     101%    116%    190%     197%

Average commission rate per share(A)....  $  0.060      N/A       N/A      N/A      N/A      N/A      N/A     N/A     N/A      N/A


------------------------

(A) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                      Small/Mid Cap Trust
                                                 -----------------------------
                                                            03/04/96*
                                                               to
                                                            12/31/96
                                                 -----------------------------

Net asset value, beginning
 of period ..................................              $  12.50

Income from investment operations:
----------------------------------
  Net investment loss .......................                 (0.00)
  Net realized and unrealized gain
   on investments............................                  0.87
                                                           --------
          Total from investment
           operations .......................                  0.87

Net asset value, end of period ..............              $  13.37
                                                           ========

          Total return ......................                  6.96%+

Net assets, end of period (000's) ...........              $176,062

Ratio of operating expenses to
 average net assets .........................                  1.10%(A)

Ratio of net investment loss to
 average net assets .........................                 (0.02)%(A)

Portfolio turnover rate .....................                    67%(A)

Average commission rate per share (B) .......              $  0.069

----------------------------

*   Commencement of operations.

+   Non-annualized
(A) Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------------------------------------------

                                                                        International Stock Trust
                                                                   (formerly, the International Fund)
                                                         --------------------------------------------------------
                                                            Years Ended December 31,                  10/04/94*
                                                         ------------------------------                  to
                                                           1996                  1995                 12/31/94
                                                         --------              --------               --------
Net asset value, beginning
 of period ........................................       $ 10.67               $  9.82                $ 10.00

Income from investment operations:
----------------------------------
  Net investment income ...........................          0.10                  0.13                   0.02
  Net realized and unrealized gain (loss)
   on investments and foreign currency
    transactions ..................................          1.01                  0.98                  (0.18)
                                                          -------               -------                -------

          Total from investment
           operations .............................          1.11                  1.11                  (0.16)

Less distributions:
-------------------
  Dividends from net investment income ............         (0.09)                (0.13)                 (0.02)
  Dividends in excess of net investment income ....         (0.01)                   --                     --
  Distributions from capital gains ................         (0.21)                (0.13)                    --
                                                          -------               -------                -------

          Total distributions .....................         (0.31)                (0.26)                 (0.02)
                                                          -------               -------                -------

Net asset value, end of period ....................       $ 11.47               $ 10.67                $  9.82
                                                          -------               -------                -------

          Total return ............................         10.45%                11.28%                 (1.54%)+

Net assets, end of period (000's) .................       $33,143               $19,048                $11,290

Ratio of operating expenses to
 average net assets ...............................          1.35%                 1.35%                  1.35%(A)

Ratio of net investment income to
 average net assets ...............................          1.05%                 1.49%                  1.31%(A)

Portfolio turnover rate ...........................            43%                   61%                     0%

Average commission rate per share (B) .............       $ 0.016                   N/A                    N/A

-------------------------------

*   Commencement of operations.

+   Non-annualized
(A) Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.


    The accompanying notes are an integral part of the financial stalements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Global Equity Trust
                                          ------------------------------------------------------------------------------------------

                                                                        Years Ended December 31,                          03/18/88*
                                          -----------------------------------------------------------------------------      to
                                              1996      1995      1994      1993      1992      1991      1990     1989   12/31/88
                                              ----      ----      ----      ----      ----      ----      ----     ----   ---------

Net asset value, beginning
 of period .............................  $  16.10  $  15.74  $  15.73  $  12.00  $  12.24   $ 11.00   $ 12.57  $ 10.15   $10.03

Income from investment operations:
----------------------------------
 Net investment income (loss)(B)........      0.12      0.29      0.05      0.12      0.10      0.16      0.12     0.10    (0.05)
 Net realized and unrealized gain
  (loss) on investments and
    foreign currency transactions ......      1.89      0.84      0.22      3.79     (0.19)     1.23     (1.41)    2.32     0.17
                                          --------  --------  --------  --------  --------   -------   -------  -------   ------
     Total from investment operations ..      2.01      1.13      0.27      3.91     (0.09)     1.39     (1.29)    2.42     0.12

Less distributions:
-------------------
 Dividends from net investment income ..     (0.27)    (0.08)    (0.02)    (0.18)    (0.15)    (0.15)    (0.04)     ---      ---
 Distributions from capital gains ......       ---     (0.69)    (0.24)      ---       ---       ---     (0.24)     ---      ---
                                          --------  --------  --------  --------  --------   -------   -------  -------   ------

     Total distributions ...............     (0.27)    (0.77)    (0.26)    (0.18)    (0.15)    (0.15)    (0.28)     ---      ---
                                          --------  --------  --------  --------  --------   -------   -------  -------   ------

Net asset value, end of period .........  $  17.84  $  16.10  $  15.74  $  15.73  $  12.00   $ 12.24   $ 11.00  $ 12.57   $10.15

     Total return ......................     12.62%     7.68%     1.74%    32.89%    (0.72)%   12.80%   (10.43%)  23.84%   (1.20%)

Net assets, end of period (000's) ......  $726,842  $648,183  $616,138  $377,871  $116,731   $89.003   $63,028  $26,223   $2,143
                                          ========  ========  ========  ========  ========   =======   =======  =======   ======

Ratio of operating expenses to
 average net assets(C)..................      1.01%     1.05%     1.08%     1.16%     1.16%     1.23%     1.28%    1.62%    3.98%(A)

Ratio of net investment income (loss) to
 average net assets ....................      0.78%     0.61%    (0.44%)   (0.77%)   (1.12%)    1.47%     1.97%    1.82%   (1.71%)A)

Portfolio turnover rate ................       169%       63%       52%       52%       69%       74%       67%    109%       81%(A)

Average commission rate per share (D) ..  $  0.015       N/A        N/A      N/A       N/A       N/A       N/A     N/A       N/A


--------------------------------

*    Commencement of operations.

+    Non-annualized
(A)  Annualized
(B)  After expense reimbursement per share of $0.02 in 1988.
(C)  The ratio of operating expenses, before reimbursement from the investment adviser, was 4.53% in 1988.
(D)  For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated
     U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                          Growth Trust
                                                 -----------------------------
                                                            07/15/96*
                                                               to
                                                            12/31/96
                                                 -----------------------------

Net asset value, beginning
 of period ..................................               $ 12.50

Income from investment operations:
----------------------------------
  Net investment income .....................                  0.09
  Net realized and unrealized gain
   on investments and foreign currency
    transactions ............................                  1.23
                                                            -------
          Total from investment
           operations .......................                  1.32

Less Distributions:
------------------
  Dividends from net investment income ......                 (0.09)
                                                            -------

Net asset value, end of period ..............               $ 13.73
                                                            =======

          Total return ......................                 10.53%+

Net assets, end of period (000's) ...........               $56,807

Ratio of operating expenses to
 average net assets .........................                  1.10%(A)

Ratio of net investment income to
 average net assets .........................                  2.57%(A)

Portfolio turnover rate .....................                   215%(A)

Average commission rate per share (B) .......               $ 0.048

----------------------------

*   Commencement of operations.

+   Non-annualized
(A) Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           EQUITY TRUST
                                   ------------------------------------------------------------------------------------------------
                                                                       YEARS ENDED DECEMBER 31,
                                   ------------------------------------------------------------------------------------------------
                                      1996       1995      1994      1993**    1992     1991     1990     1989     1988      1987
                                   ----------  --------  --------  --------  --------  -------  -------  -------  --------  -------
Net asset value, beginning
 of period ......................  $    20.79  $  14.66  $  15.57  $  13.97  $  13.12  $ 11.33  $ 19.14  $ 15.17  $  12.57  $ 13.01

Income from investment operations:
---------------------------------

  Net investment income (A) .....        0.13      0.10      0.11      0.07      0.64     0.14     0.24     0.29      0.15     0.19
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions ................        3.77      6.14     (0.18)     2.11      0.38     1.88    (1.95)    3.87      2.45     0.97
                                   ----------  --------  --------  --------  --------  -------  -------  -------  --------  -------
  Total from investment
     operations .................        3.90      6.24     (0.07)     2.18      1.02     2.02    (1.71)    4.16      2.60     1.16

  Less distributions:
  ------------------

  Dividends from net investment
    income ......................       (0.09)    (0.11)    (0.05)    (0.58)    (0.17)   (0.23)   (0.29)   (0.12)       --    (0.14)
  Distributions from capital
    gains .......................       (1.98)       --     (0.79)       --        --       --    (5.81)   (0.07)       --    (1.46)
                                   ----------  --------  --------  --------  --------  -------  -------  -------  --------  -------

    Total distributions .........       (2.07)    (0.11)    (0.84)    (0.58)    (0.17)   (0.23)   (6.10)   (0.19)       --    (1.60)
                                   ----------  --------  --------  --------  --------  -------  -------  -------  --------  -------

Net asset value, end of period ..  $    22.62  $  20.79  $  14.66  $  15.57  $  13.97  $ 13.12  $ 11.33  $ 19.14  $  15.17  $ 12.57
                                   ==========  ========  ========  ========  ========  =======  =======  =======  ========  =======
   Total return .................       20.14%    42.79%    (0.53)%   16.31%     7.93%   17.94%  (11.79)%  27.70%    20.71%    6.87%

Net assets, end of period
  (000's)........................  $1,345,461  $988,800  $534,562  $387,842  $192,626  $88,235  $36,564  $32,108  $133,852  $37,001

Ratio of operating expenses to
  average net assets (B) ........        0.80%     0.80%     0.84%     0.88%     0.95%    0.89%    0.97%    1.02%     1.08%    1.15%

Ratio of net investment income
 to average net assets ..........        0.71%     0.63%     0.88%     0.50%     7.31%    2.23%    2.74%    1.90%     1.80%    1.33%

Portfolio turnover rate .........         223%       88%      132%      173%      782%     172%      95%     111%       49%      64%
Average commission rate
  per share (C) .................  $    0.043       N/A       N/A       N/A       N/A      N/A      N/A      N/A       N/A      N/A

----------

**   Net investment income per share was calculated using the average shares method for fiscal year 1993.

(A)  After expense reimbursement per share of $0.02 in 1987.
(B) The ratio of operating expenses, before reimbursement from the investment adviser, was 1.30% in 1987.
(C) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.





    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------------
                                                                       QUANTITATIVE EQUITY TRUST
                                                                   (FORMERLY, THE COMMON STOCK FUND)
                                  -----------------------------------------------------------------------------------------------
                                                                   YEARS ENDED DECEMBER 31,                              04/30/87*
                                  -----------------------------------------------------------------------------------       TO
                                    1996      1995      1994      1993      1992     1991     1990     1989     1988     12/31/87
                                  -------   -------   -------    -------   ------   ------   ------   ------   ------    --------
Net asset value, beginning
 of period .....................  $ 17.27   $ 13.36   $ 14.68    $ 13.73   $13.33   $10.48   $11.25   $ 8.91   $ 8.36     $9.97

Income from investment
----------------------
 operations:
 ----------

  Net investment income ........     0.26      0.24      0.20       0.19     0.18     0.21     0.32     0.36     0.28      0.15

  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions ...............     2.83      3.67     (0.81)      1.64     0.61     2.94    (0.77)    2.34     0.56     (1.63)
                                  -------   -------   -------    -------   ------   ------   ------   ------   ------     -----

  Total from investment
     operations ................     3.09      3.91     (0.61)      1.83     0.79     3.15    (0.45)    2.70     0.84     (1.48)

  Less distributions:
  ------------------

  Dividends from net
    investment income ..........    (0.50)       --     (0.20)     (0.19)   (0.18)   (0.21)   (0.32)   (0.36)   (0.29)    (0.13)
  Distributions from
    capital gains ..............    (2.51)       --     (0.51)     (0.69)   (0.21)   (0.09)      --       --       --        --
  Distributions in excess
    of capital gains ...........    (0.02)       --        --         --       --       --       --       --       --        --
                                  -------   -------   -------    -------   ------   ------   ------   ------   ------     -----

    Total distributions ........    (3.03)       --     (0.71)     (0.88)   (0.39)   (0.30)   (0.32)   (0.36)   (0.29)    (0.13)
                                  -------   -------   -------    -------   ------   ------   ------   ------   ------     -----

Net asset value, end of
  period .......................  $ 17.33   $ 17.27   $ 13.36    $ 14.68   $13.73   $13.33   $10.48   $11.25   $ 8.91     $8.36
                                  =======   =======   =======    =======   ======   ======   ======   ======   ======     =====

    Total return ...............    17.92%    29.23%    (4.19%)    13.39%    6.07%   30.18%   (4.06%)  30.66%    9.86%   (14.95%)+

Net assets, end of
  period (000's) ...............  $91,900   $60,996   $34,829    $21,651   $9,708   $5,480   $2,872   $2,138   $1,176     $ 945

Ratio of operating expenses
  to average net assets ........     0.50%     0.50%     0.50%      0.50%    0.50%    0.50%    0.50%    0.50%    0.50%     0.50%(A)

Ratio of net investment
  income to average net
  assets .......................     1.81%     1.76%     1.53%      1.39%    1.51%    1.78%    3.06%    3.48%    3.16%     2.28%(A)

Portfolio turnover rate ........      105%      109%       85%        88%      48%      53%     121%     121%     172%       55%(A)
Average commission rate
  per share (B) ................  $ 0.060       N/A       N/A        N/A      N/A      N/A      N/A      N/A       N/A       N/A


----------

*    Commencement of operations.

+    Non-annualized
(A)  Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------
                                                      EQUITY INDEX TRUST
                                               (FORMERLY, THE EQUITY INDEX FUND)
                                                -------------------------------
                                                           02/14/96*
                                                              TO
                                                           12/31/96
                                                -------------------------------
Net asset value, beginning
  of period ............................................    $10.00

Income from investment operations:
----------------------------------

  Net investment income ................................      0.19
  Net realized and unrealized gain
    on investments .....................................      1.29
                                                              ----
       Total from investment operations ................      1.48

Less distributions:
-------------------

  Dividends from net investment income .................     (0.19)
  Distributions from capital gains .....................     (0.21)
  Distributions in excess of capital gains .............     (0.39)
                                                            ------
       Total distributions .............................     (0.79)

Net asset value, end of period .........................    $10.69
                                                            ======
       Total return ....................................     14.86%+

Net assets, end of period (000's) ......................    $7,818

Ratio of operating expenses to
  average net assets ...................................      0.40%(A)

Ratio of net investment income to
  average net assets ...................................      4.74%(A)

Portfolio turnover rate ................................        27%(A)

Average commission rate per share (B) ..................    $0.041


----------

*    Commencement of operations.

+    Non-annualized
(A)  Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.



    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               BLUE CHIP GROWTH TRUST
                                                                         (FORMERLY, THE PASADENA GROWTH TRUST)
                                                          -------------------------------------------------------------------
                                                                         YEARS ENDED DECEMBER 31,                    12/11/92*
                                                          -----------------------------------------------------         TO
                                                            1996           1995           1994           1993        12/31/92
                                                          --------       --------       --------       --------       -------
Net asset value, beginning of period ..................   $  11.40       $   9.05       $   9.55       $   9.93       $ 10.00

Income from investment operations:
---------------------------------

Net investment income (B) .............................       0.03           0.03           0.04           0.05          0.00
Net realized and unrealized gain
  (loss) on investments ...............................       2.92           2.36          (0.50)         (0.42)        (0.07)
                                                          --------       --------       --------       --------       -------
        Total from investment operations ..............       2.95           2.39          (0.46)         (0.37)        (0.07)

Less distributions:
------------------

Dividends from net investment income ..................      (0.04)         (0.04)         (0.04)         (0.01)           --
                                                          --------       --------       --------       --------       -------
   Total distributions ................................      (0.04)         (0.04)         (0.04)         (0.01)           --
                                                          --------       --------       --------       --------       -------
Net asset value, end of period ........................   $  14.31       $  11.40       $   9.05       $   9.55       $  9.93
                                                          ========       ========       ========       ========       =======
       Total return ...................................      25.90%         26.53%         (4.80%)        (3.80%)       (0.70%)+
Net assets, end of period (000's) .....................   $422,571       $277,674       $151,727       $104,966       $31,118

Ratio of operating expenses to
  average net assets (C) ..............................      0.975%         0.975%         0.975%         0.975%         1.06%(A)

Ratio of net investment income to
  average net assets ..................................       0.26%          0.42%          0.65%          0.75%         1.04%(A)

Portfolio turnover rate ...............................        159%            57%            33%            12%            0%(A)

Average commission rate per share (D) .................   $  0.049            N/A            N/A            N/A           N/A


----------

*    Commencement of operations.

+    Non-annualized
(A)  Annualized
(B) After investment adviser and subadviser expense reimbursement per share of $0.006, $0.004, $0.006 and $0.01 for the years ended December 31, 1996,
     1995, 1994 and 1993, respectively.
(C) The ratio of operating expenses, before reimbursement from the investment adviser and subadviser, was 1.02%, 1.03%, 1.06% and 1.09% for the years ended December 31, 1996, 1995, 1994 and 1993, respectively.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.



    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------------------------------------------------------
                                                                   REAL ESTATE SECURITIES TRUST
                                                           (FORMERLY, THE REAL ESTATE SECURITIES FUND)
                                   ---------------------------------------------------------------------------------------------
                                                                  YEARS ENDED DECEMBER 31,                              04/30/87*
                                   -----------------------------------------------------------------------------------     TO
                                    1996      1995       1994      1993     1992      1991     1990     1989     1988   12/31/87
                                   -------   -------   -------   -------   ------    ------   ------   ------   ------  --------
Net  asset value, beginning
  of period.......................  $ 15.10   $ 13.34   $ 14.07   $ 12.75   $10.92    $ 8.16   $ 9.24   $ 9.12   $ 8.76   $10.02

Income from investment operations:
----------------------------------

  Net investment income...........     0.74      0.67      0.55      0.47     0.45      0.53     0.67     0.68     0.70     0.48

  Net realized and unrealized gain
    (loss) on investments.........     4.31      1.35     (0.93)     2.38     1.83      2.76    (1.09)    0.15     0.37    (1.30)
                                    -------   -------   -------   -------   ------    ------   ------   ------   ------   ------
  Total from investment
      operations..................     5.05      2.02     (0.38)     2.85     2.28      3.29    (0.42)    0.83     1.07    (0.82)

Less distributions:
------------------

  Dividends from net
    investment income.............    (1.39)    (0.26)    (0.27)    (0.47)   (0.45)   ( 0.53)   (0.66)   (0.71)   (0.71)   (0.44)
  Distributions from capital
    gains.........................    (1.77)       --     (0.08)    (1.06)      --        --       --       --       --       --
  Distributions in excess
    of capital gains..............    (0.04)       --        --        --       --        --       --       --       --       --
                                    -------   -------   -------   -------   ------    ------   ------   ------   ------   ------

    Total distributions...........    (3.20)    (0.26)    (0.35)    (1.53)   (0.45)    (0.53)   (0.66)   (0.71)   (0.71)   (0.44)
                                    -------   -------   -------   -------   ------    ------   ------   ------   ------   ------
Net asset value, end of period....  $ 16.95   $ 15.10   $ 13.34   $ 14.07   $12.75    $10.92   $ 8.16   $ 9.24   $ 9.12   $ 8.76
                                    =======   =======   =======   =======   ======    ======   ======   ======   ======   ======

    Total return..................    34.69%    15.14%    (2.76)%   22.61%   21.29%    41.10%   (4.53)%   9.23%   11.72%  (13.19)%+

Net assets, end of period (000's).  $76,220   $52,440   $42,571   $24,106   $7,273    $4,120   $2,774   $2,874   $2,490   $2,006

Ratio of operating expenses
  to average net assets...........     0.50%     0.50%     0.50%     0.50%    0.50%     0.50%    0.50%    0.50%    0.50%    0.50%(A)

Ratio of net investment income to
  average net assets..............     5.22%     5.06%     4.26%     3.93%     4.13%    5.40%    7.74%    7.29%    7.18%    7.34%(A)

Portfolio turnover rate...........      231%      136%       36%      143%      71%       40%      24%      15%      23%      10%(A)
Average commission rate
  per share (B)...................  $ 0.059       N/A       N/A       N/A      N/A       N/A      N/A      N/A      N/A      N/A

----------

*    Commencement of operations

+    Non-annualized
(A)  Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.





    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

FINANCIAL HIGHLIGHTS {FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-----------------------------------------------------------------------------------------



                                                    INTERNATIONAL GROWTH AND INCOME TRUST
                                                    -------------------------------------
                                                            YEAR        01/09/95*
                                                            ENDED          TO
                                                           12/31/96     12/31/95
                                                           --------     ---------
Net asset value, beginning
  of period ............................................   $  10.47     $ 10.00

Income from investment operations:
---------------------------------
  Net investment income ................................       0.17        0.11
  Net realized and unrealized gain
   on investments and foreign currency
   transactions .........................................      1.15        0.59
                                                               ----        ----
        Total from investment
          operations ...................................       1.32        0.70

Less distributions:
------------------
  Dividends from net investment income .................      (0.02)      (0.12)
  Distributions from capital gains .....................         --       (0.11)
                                                           --------     -------
        Total distributions ............................      (0.02)      (0.23)
                                                           --------     -------
Net asset value, end of period .........................   $  11.77     $ 10.47
                                                           ========     =======
        Total return ...................................      12.61%       6.98%+

Net assets, end of period (000's) ......................   $189,010     $88,638

Ratio of operating expenses to
  average net assets ...................................       1.11%       1.47%(A)

Ratio of net investment income to
  average net assets ...................................       1.82%       0.71%(A)

Portfolio turnover rate ................................        148%        112%(A)

Average commission rate per share (B) ..................     $0.028         N/A


----------

*    Commencement of operations.

+    Non-annualized
(A)  Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.




    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
                                                                          GROWTH AND INCOME TRUST
                                                 --------------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,                     04/23/91*
                                                 --------------------------------------------------------------       TO
                                                    1996          1995         1994         1993         1992      12/31/91
                                                 ----------     --------     --------     --------     --------    --------
Net asset value, beginning
  of period .................................    $    16.37     $  13.04     $  13.05     $  12.10     $  11.08     $ 10.00
Income from investment operations:
---------------------------------
  Net investment income .....................          0.22         0.27         0.25         0.17         0.20        0.13
  Net realized and unrealized gain
    on investments and foreign currency
    transactions ............................          3.41         3.45         0.11         0.98         0.92        0.95
                                                 ----------     --------     --------     --------     --------     -------

      Total from investment operations ......          3.63         3.72         0,36         1,15         1.12        1.08
Less distributions:
------------------
  Dividends from net investment income ......         (0.26)       (0.26)       (0.19)       (0.18)       (0.10)         --
  Distributions from capital gains ..........         (0.36)       (0.13)       (0.18)       (0.02)          --          --
                                                 ----------     --------     --------     --------     --------     -------
      Total distributions ...................         (0.62)       (0.39)       {0.37)       (0.20)       (0.10)         --
                                                 ----------     --------     --------     --------     --------     -------
Net asset value, end of period ..............    $    19.38     $  16.37     $  13.04     $  13.05     $  12.10     $ 11.08
      Total return ..........................         22.84%       29.20%        2.85%        9.62%       10.23%      10.80%+
Net assets, end of period (000's) ...........    $1,033,738     $669,387     $409,534     $288,765     $130,984     $57,404

Ratio of operating expenses to
  average net assets ........................          0.80%        0.80%        0.82%        0.85%        0.85%       0.98%(A)

Ratio of net investment income to
  average net assets ........................          1.56%        2.23%        2.40%        2.29%        2.78%       2.92%(A)

Portfolio turnover rate .....................            49%          39%          42%          39%          44%         62%(A)

Average commission rate per share (B) .......    $    0.055          N/A          N/A          N/A          N/A         N/A


----------

*    Commencement of operations.

+    Non-annualized
(A)  Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.





    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
----------------------------------------------------------------------------------------------------------------------



                                                                             EQUITY-INCOME TRUST
                                                                      (FORMERLY, THE VALUE EQUITY TRUST)
                                                         -------------------------------------------------------------
                                                                    YEARS ENDED DECEMBER 31,                  02/19/93*
                                                         --------------------------------------------            TO
                                                           1996              1995             1994**          12/31/93
                                                         --------          --------          --------         --------
Net asset value, beginning
  of period .....................................        $  13.81          $  11.33          $  11.31          $ 10.O0

INCOME FROM INVESTMENT OPERATIONS:
---------------------------------

Net investment income ...........................            0.21              0.17              0.12             0.07
Net realized and unrealized gain
  (loss) on investments .........................            2.39              2.49             (0.03)            1.24
                                                         --------          --------          --------         --------

         Total from investment
         operations .............................            2.60              2.66              0.09             1.31

LESS DISTRIBUTIONS:
------------------

Dividends from net investment income ............           (0.16)            (0.08)            (0.05)              --
Distributions from capital gains ................           (0.84)            (0.10)            (0.02)              --
                                                         --------          --------          --------         --------

         Total distributions ....................           (1.00)            (0.18)            (0.07)              --
                                                         --------          --------          --------         --------

Net asset value, end of period ..................        $  15.41          $  13.81          $  11.33         $  11.31
                                                         ========          ========          ========         ========

         Total return ...........................           19.85%            23.69%             0.79%           13.10%+

Net assets, end of period (000's) ...............        $599,486          $396,827          $221,835          $86,472

Ratio of operating expenses to
  average net assets ............................            0.85%             0.85%             0.87%            0.94%(A)

Ratio of net investment income to
  average net assets ............................            1.78%             1.63%             1.08%            1.30%(A)

Portfolio turnover rate .........................             158%               52%               26%              33%(A)

Average commission rate per share (B) ...........        $  0.052               N/A               N/A              N/A


----------


*    Commencement of operations.
** Net investment income per share was calculated using the average shares method for fiscal year 1994.

+    Non-annualized
(A)  Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.



    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------
                                                                  BALANCED TRUST
                                                         (FORMERLY, THE BALANCED ASSETS FUND)
                             ------------------------------------------------------------------------------------------------
                                                               YEARS ENDED DECEMBER 31,
                             ------------------------------------------------------------------------------------------------
                               1996       1995       1994    1993      1992      1991      1990      1989      1988     1987
                             --------   --------   -------  -------   -------   -------   -------   -------   ------   ------
Net asset value, beginning
  of period ................ $  17.15   $  13.77   $ 15.18  $ 14.52   $ 14.51    $12.35   $ 12.87   $ 11.22   $11.09   $14.11

Income from investment
----------------------
operations:
----------

  Net investment income ....     0.57       0.53      0.48     0.44      0.51      0.60      0.69      0.75     0.61     0.56
  Net realized and
    unrealized gain (loss)
    on investments .........     1.20       2.87     (1.11)    1.29      0.37      2.22     (0.50)     1.61     0.22    (0.28)

     Total from investment
        operations .........      1.77      3.40     (0.63)    1.73      0.88      2.82      0.19      2.36     0.83     0.28

Less distributions:
------------------

  Dividends from net
    investment income ......    (1.09)     (0.02)    (0.48)   (0.44)    (0.51)    (0.60)    (0.71)    (0.71)   (0.67)   {0.67)
  Distributions from
    capital gains ..........    (1.41)        --     (0.30)   (0.63)    (0.36)    (0.06)       --        --    (0.03)   (2.63)
  Distributions in excess
    of capital gains .......    (0.01)        --        --       --        --        --        --        --       --       --
                             --------   --------   -------  -------   -------   -------   -------   -------   ------   ------

     Total distributions ...    (2.51)     (0.02)    (0.78)   (1.07)    (0.87)    (0.66)    (0.71)    (0.71)   (0.70)   (3.30)
                             --------   --------   -------  -------   -------   -------   -------   -------   ------   ------

Net asset value,
  end of period ............ $  16.41   $  17.15   $ 13.77  $ 15.18   $ 14.52   $ 14.51   $ 12.35   $ 12.87   $11.22   $11.09
                             ========   ========   =======  =======   =======   =======   =======   =======   ======   ======

     Total return ..........    10.51%     24.69%    (4.15%)  11.99%     6.21%    23.36%     1.62%    21.33%    7.61%   (3.11)%

Net assets, end
  of period (000's) ........ $134,807   $110,761   $74,737  $58,156   $27,733   $18,515   $12,733   $10,412   $8,000   $7,874

Ratio of operating
  expenses to average
  net assets ...............     0.50%      0.50%     0.50%    0.50%     0.50%     0.50%     0.50%     0.50%    0.50%    0.50%

Ratio of net
  investment income to
  average net assets .......     3.65%      3.65%     3.37%    3.08%     3.75%     4.52%     5.71%     6.06%    5.42%    3.60%

Portfolio turnover rate ....       81%        99%       86%      97%       76%       42%      116%      131%     132%     127%
Average commission rate
  per share (A) ............ $  0.060        N/A       N/A      N/A       N/A       N/A       N/A       N/A      N/A      N/A



----------

(A) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.





    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------
                                                                       AGGRESSIVE ASSET ALLOCATION TRUST
                                            ----------------------------------------------------------------------------------
                                                                    YEARS ENDED DECEMBER 31,                          08/03/89*
                                            -------------------------------------------------------------------------    TO
                                              1996       1995       1994       1993      1992       1991       1990   12/31/89
                                            --------   --------   --------   --------   --------   --------   -------   -------
Net asset value, beginning
  of period ..............................  $  12.85   $  11.17   $  12.03   $  11.25   $  10.72   $   9.08   $  9.88   $ 10.00

Income from investment operations:
---------------------------------

  Net investment income ..................      0.36       0.35       0.31       0.34       0.30       0.36      0.36      0.08
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions ........      1.21       2.07      (0.41)      0.79       0.55       1.69     (1.07)    (0.20)

        Total from investment operations .      1.57       2.42      (0.10)      1.13       0.85       2.05     (0.71)    (0.12)

Less distributions:
------------------

  Dividends from net investment income ...     (0.33)     (0.33)     (0.31)     (0.30)     (0.32)     (0.41)    (0.07)       --
  Distributions from capital gains .......     (0.64)     (0.41)     (0.45)     (0.05)        --         --     (0.02)       --
                                            --------   --------   --------   --------   --------   --------   -------   -------
     Total distributions .................     (0.97)     (0.74)     (0.76)     (0.35)     (0.32)     (0.41)    (0.09)       --
                                            --------   --------   --------   --------   --------   --------   -------   -------
Net asset value1 end of period ...........  $  13.45   $  12.85   $  11.17   $  12.03   $  11.25   $  10.72   $  9.08   $  9.88
                                            ========   ========   ========   ========   ========   ========   =======   =======

     Total return ........................     13.00%     22.77%     (0.69%)    10.30%     8.24%      22.96%    (7.27%)   (1.20%)+

Net assets, end of period (000's) ........  $226,699   $211,757   $184,662   $174,448   $151,627   $124,632   $91,581   $87,301

Ratio of operating expenses to
  average net assets .....................      0.90%      0.91%      0.89%      0.86%      0.89%      0.88%     0.78%     0.89%(A)

Ratio of net investment income to
  average net assets .....................      2.73%      2.76%      2.90%      2.96%      3.08%      3.63%     4.08%     3.32%(A)

Portfolio turnover rate ..................        75%       111%       136%        92%       123%       172%       82%       22%(A)

Average commission rate per share (B) ....    $0.025        N/A        N/A        N/A        N/A        N/A       N/A       N/A



----------

*     Commencement of operations.

+    Non-annualized
(A)  Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.





The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------


                                                                           MODERATE ASSET ALLOCATION TRUST
                                            ----------------------------------------------------------------------------------
                                                                    YEARS ENDED DECEMBER 31,                          08/03/89*
                                            -------------------------------------------------------------------------    TO
                                              1996       1995       1994       1993      1992       1991       1990   12/31/89
                                            --------   --------   --------   --------   --------   --------   -------   -------
Net asset value, beginning
  of period ............................  $  12.39   $  10.79   $  11.76   $  11.14   $  10.72   $   9.29   $  10.03   $  10.00

Income from investment operations:
---------------------------------

  Net investment income ................      0.54       0.50       0.45       0.41       0.41       0.42       0.48       0.11

  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions ......      0.60       1.65      (0.65)      0.67       0.43       1.50      (1.10)     (0.08)
                                          --------   --------   --------   --------   --------   --------   --------   --------
        Total from investment operations      1.14       2.15      (0.20)      1.08       0.84       1.92      (0.62)      0.03

Less distributions:
------------------

  Dividends from net investment income .     (0.52)     (0.45)     (0.40)     (0.39)     (0.42)     (0.49)     (0.10)        --

  Distributions from capital gains .....     (0.52)     (0.10)     (0.37)     (0.07)        --         --      (0.02)        --
                                          --------   --------   --------   --------   --------   --------   --------   --------
     Total distributions ...............     (1.04)     (0.55)     (0.77)     (0.46)     (0.42)     (0.49)     (0.12)        --
                                          --------   --------   --------   --------   --------   --------   --------   --------
Net asset value, end of period .........  $  12.49   $  12.39   $  10.79   $  11.76   $  11.14   $  10.72   $   9.29   $  10.03
     Total return ......................      9.96%     20.68%     (1.61%)    10.06%      8.30%     21.23%     (6.23%)     0.30%+


Net assets, end of period (000's) ......  $624,821   $650,136   $604,491   $644,257   $505,967   $420,074   $327,328   $318,439


Ratio of operating expenses to
  average net assets ...................      0.84%      0.84%      0.85%      0.84%      0.87%      0.86%      0.73%      0.79%(A)


Ratio of net investment income to
  average net assets ...................      4.17%      4.09%      4.01%      4.02%      4.21%      4.38%      5.10%      4.51%(A)


Portfolio turnover rate ................        78%       129%       180%       135%       169%       168%        76%        41%(A)

Average commission rate per share (B) ..  $  0.027        N/A        N/A        N/A        N/A        N/A        N/A        N/A


----------

*    Commencement of operations.

+    Non-annualized
(A)  Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.




    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

                                                                          CONSERVATIVE ASSET ALLOCATION TRUST
                                            ----------------------------------------------------------------------------------
                                                                    YEARS ENDED DECEMBER 31,                          08/03/89*
                                            -------------------------------------------------------------------------    TO
                                              1996       1995       1994       1993      1992       1991       1990   12/31/89
                                            --------   --------   --------   --------   --------   --------   -------   -------
Net asset value, beginning
  of period ............................. $  11.59   $  10.34   $  11.26   $  10.78   $  10.63   $   9.56   $  10.11   $  10.00

Income from investment operations:
  Net investment income .................     0.57       0.54       0.55       0.50       0.47       0.58       0.62       0.15
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions .......     0.20       1.26      (0.76)      0.44       0.26       1.15      (1.01)     (0.04)

        Total from investment operations      0.77       1.80      (0.21)      0.94       0.73       1.73      (0.39)      0.11

Less distributions:
  Dividends from net investment income ..    (0.56)     (0.55)     (0.46)     (0.46)     (0.58)     (0.66)     (0.13)        --
  Distributions from capital gains ......    (0.16)        --      (0.25)        --         --         --      (0.03)        --
                                          --------   --------   --------   --------   --------   --------   --------   --------

     Total distributions ................    (0.72)     (0.55)     (0.71)     (0.46)     (0.58)     (0.66)     (0.16)        --
                                          --------   --------   --------   --------   --------   --------   --------   --------
Net asset value, end of period .......... $  11.64   $  11.59   $  10.34   $  11.26   $  10.78   $  10.63   $   9.56   $  10.11
                                          ========   ========   ========   ========   ========   ========   ========   ========
     Total return .......................     7.03%     18.07%     (1.84%)     8.99%      7.36%     18.80%     (3.84%)     1.10%+

Net assets, end of period (000's) ....... $208,466   $224,390   $216,716   $250,117   $201,787   $165,167   $149,901   $141,191


Ratio of operating expenses to
  average net assets ....................     0.87%      0.87%      0.87%      0.86%      0.89%      0.88%      0.76%      0.82%(A)

Ratio of net investment income to
  average net assets ....................     4.59%      4.68%      4.86%      4.78%      4.99%      5.65%      6.68%      6.00%(A)

Portfolio turnover rate .................       73%       110%       220%       170%       252%       211%        78%        85%(A)

Average commission rate per share (B) ... $  0.028        N/A        N/A        N/A        N/A        N/A        N/A        N/A


----------

*    Commencement of operations.

+    Non-annualized
(A)  Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.







    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
---------------------------------------------------------------------------------------------------------------------

                                                                                STRATEGIC BOND TRUST
                                                         -------------------------------------------------------------
                                                                    YEARS ENDED DECEMBER 31,                  02/19/93*
                                                         --------------------------------------------            TO
                                                           1996              1995             1994**          12/31/93
                                                         --------          --------          --------         --------
Net asset value, beginning
  of period                                              $  11.26          $   9.91           $ 10.88          $ 10.00

Income from investment operations:
---------------------------------

  Net investment income                                      0.62              0.78              0.57             0.33
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                             0.92              1.04             (1.22)            0.55
                                                         --------          --------           -------          -------

        Total from investment operations                     1.54              1.82             (0.65)            0.88

Less distributions:
------------------

  Dividends from net investment income                      (0.86)            (0.47)            (0.28)              --
  Distributions from capital gains                             --                --             (0.04)              --
                                                         --------          --------           -------          -------

        Total distributions                                 (0.86)            (0.47)            (0.32)              --
                                                         --------          --------           -------          -------

Net asset value, end of period                           $  11.94          $  11.26           $  9.91          $ 10.88
                                                         ========          ========           =======          =======
        Total return                                        14.70%            19.22%            (5.99%)           8.80%+

Net assets, end of period (000's)                        $221,277          $122,704           $84,433          $53,640

Ratio of operating expenses
  average net assets                                         0.86%             0.92%             0.91%            1.00%(A)

Ratio of net investment income to
  average net assets                                         8.20%             8.76%             7.49%            6.56%(A)

Portfolio turnover rate                                       165%              181%              197%             356%(A)



----------

*    Commencement of operations.

+    Non-annualized
(A)  Annualized






    The accompanying notes are an integral part of the financial statements.


NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     GLOBAL GOVERNMENT BOND TRUST
                                       --------------------------------------------------------------------------------------------
                                                                        YEARS ENDED DECEMBER 31,                       03/18/88*
                                       ----------------------------------------------------------------------------       to
                                       1996      1995       1994        1993      1992       1991       1990   1989     12/31/88
                                       ----      ----       ----        ----      ----       ----       ----   -----   ----------
Net asset value, beginning
of period .......................  $  14.56   $  12.47   $  13.93    $  12.47   $ 12.88   $  11.59   $  10.50   $10.21   $10.03

INCOME FROM INVESTMENT OPERATIONS
Net investment income ...........      0.93       1.16       0.74        0.59      0.42       0.55       0.25     0.45     0.14
Net realized and unrealized gain
(loss) on investments and
foreign currency transactions ...      0.79       1.62      (1.54)       1.67     (0.16)      1.21       1.13     --       0.04
                                   --------   --------   --------    --------   -------   --------   --------   ------   ------

Total from investment operations       1.72       2.78      (0.80)       2.26      0.26       1.76       1.38     0.45     0.18

LESS DISTRIBUTIONS:
Dividends from net investment
income                                (1.31)     (0.69)     (0.30)      (0.70)    (0.43)     (0.46)     (0.24)   (0.09)    --

Distributions from capital gains       --         --        (0.36)      (0.10)    (0.24)     (0.01)     (0.05)   (0.07)    --
                                   --------   --------   --------    --------   -------   --------   --------   ------   ------


Total distributions .............     (1.31)     (0.69)     (0.66)      (0.80)    (0.67)     (0.47)     (0.29)   (0.16)
                                   --------   --------   --------    --------   -------   --------   --------   ------   ------

Net asset value, end of period ..  $  14.97   $  14.56   $  12.47    $  13.93   $ 12.47   $  12.88   $  11.59   $10.50   $10.21
                                   ========   ========   ========    ========   =======   ========   ========   ======   ======

Total return ....................     13.01%     23.18%     (5.75%)     18.99%     2.27%     15.86%     13.49%    4.49%  1.79% +

Net assets, end of period
(000's)..........................  $249,793   $235,243   $208,513    $196,817   $67,859   $ 28,251   $ 11,582   $4,065   $1,355

Ratio of operating expenses to
average net assets ..............      0.90%      0.93%      0.96%       1.06%     1.05%      1.14%      1.21%    1.50%    3.39%(A)

Ratio of net investment income
to average net assets ...........      6.38%      6.83%      6.10%       5.61%     6.71%     17.28%      6.62%    7.15%    3.74%(A)

Portfolio turnover rate .........       167%       171%       157%        154%      132%       164%       142%      50%     234%(A)

----------

     Commencement of operations.

+    Non-annualized
(A)  Annualized


     The accompanying notes are an integral part of the financial statements.



NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-------------------------------------------------------------------------------------------------------------------------------
                                                            CAPITAL GROWTH BOND TRUST
                                                      (FORMERLY, THE CAPITAL GROWTH BOND FUND)
                                      -----------------------------------------------------------------------------------------
                                                                 YEARS ENDED DECEMBER 31,
                                      -----------------------------------------------------------------------------------------

                                         1996     1995    1994      1993     1992     1991     1990    1989     1988     1987
                                         ----     ----    ----      ----     ----     ----     ----    ----     ----     ----
Net asset value, beginning
of period .........................   $ 11.30  $ 10.10  $ 11.33   $ 11.12  $ 11.47  $ 10.62  $ 10.82   10.32  $ 10.53  $ 13.09

INCOME FROM INVESTMENT OPERATIONS:
Net investment income .............      0.68     0.72     0.72      0.65     0.77     0.83     0.88    0.90     0.92     0.99
Net realized and unrealized gain
(loss) on investments .............     (0.40)    1.32    (1.22)     0.51    (0.11)    0.85    (0.21)   0.50    (0.17)   (1.12)
                                      -------  -------  -------   -------  -------  -------  -------  ------  -------  -------

Total from investment operations ..      0.28     2.04    (0.50)     1.16     0.66     1.68     0.67    1.40     0.75    (0.13)

LESS DISTRIBUTIONS:
Dividends from net investment income    (0.68)   (0.72)   (0.72)    (0.65)  (0.78)   (0.83)   (0.87)  (0.90)   (0.93)   (1.20)
Distributions from capital gains ..        --    (0.12)   (0.01)    (0.30)  (0.23)      --       --       --   (0.03)   (1.23)
                                      -------  -------  -------   -------  -------  -------  -------  ------  -------  -------

Total distributions ...............     (0.68)   (0.84)   (0.73)    (0.95)   (1.01)   (0.83)   (0.87)  (0.90)   (0.96)   (2.43)
                                      -------  -------  -------   -------  -------  -------  -------  ------  -------  -------
Net asset value, end of period ....   $ 10.90  $ 11.30  $ 10.10   $ 11.33  $ 11.12  $ 11.47  $ 10.62  $10.82  $ 10.32  $ 10.53
                                      -------  -------  -------   -------  -------  -------  -------  ------  -------  -------
Total return ......................      2.48%   20.24%   (4.49%)   10.56%    5.89%   16.38%    6.58%  13.88%    7.14%   (3.04%)

Net assets, end of period (000's) .   $45,393  $42,694  $33,618   $41,183  $30,695  $29,326  $24,808  $2,278  $19,732  $18,101

Ratio of operating expenses to
average net assets ................      0.50%    0.50%    0.50%     0.50%    0.50%    0.50%    0.50%   0.50%    0.50%    0.50%

Ratio of net investment income to
average net assets ................      6.15%    6.36%    6.29%     5.69%    6.76%    7.54%    8.25%   8.34%    8.48%    8.13%

Portfolio turnover rate ...........        58%      85%      79%       95%     153%      20%      41%     69%      29%      56%




     The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       INVESTMENT QUALITY BOND TRUST
                                    ----------------------------------------------------------------------------------------------
                                                                        YEARS ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------------------------------
                                        1996      1995       1994     1993     1992     1991**   1990    1989       1988      1987
                                        ----      ----       ----     ----     ----     ------   ----    ----       ----      ----

Net asset value, beginning
of period ........................  $  12.32   $  11.01   $  12.12   $ 11.58  $ 11.33  $ 10.74  $ 12.37  $ 11.55   $  10.79  $11.58

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A) ........      0.77       0.77       0.66      0.60     0.63     0.76     1.12     0.75       0.57    0.81
Net realized and unrealized gain
 (loss) on investments ...........     (0.50)      1.28      (1.23)     0.53     0.15     0.85    (1.50)    0.51       0.19   (0.50)
                                    --------   --------   --------   -------  -------  -------  -------  -------   --------  ------

      Total from
      operations .................      0.27       2.05      (0.57)     1.13     0.78     1.61    (0.38)    1.26       0.76    0.31

LESS DISTRIBUTIONS:
Dividends from net
investment income ................     (0.70)     (0.74)     (0.54)    (0.59)   (0.53)   (1.02)   (1.25)   (0.44)      --     (0.88)
Distributions from capital gains .      --         --         --        --       --       --       --       --         --     (0.22)
                                    --------   --------   --------   -------  -------  -------  -------  -------   --------  ------

      Total distributions ........     (0.70)     (0.74)     (0.54)   (0.59)    (0.53)   (1.02)   (1.25)   (0.44)      --     (1.10)
                                    --------   --------   --------   -------  -------  -------  -------  -------   --------  ------

Net asset value, end of period ...  $  11.89   $  12.32   $  11.01   $ 12.12  $ 11.58  $ 11.33  $ 10.74  $ 12.37   $  11.55   $10.79
                                    ========   ========   ========   =======  =======  =======  =======  =======   ========   ======
      Total return ...............      2.58%     19.49%     (4.64%)   10.01%    7.21%   16.07%   (2.73%)  11.34%      7.09%   2.61%

Net assets, end of period (000's)   $152,961   $143,103   $111,423   $99,474  $60,185  $38,896  $20,472  $26,965   $114,221  $25,131

Ratio of operating expenses to
average net assets (B) ...........      0.73%      0.74%      0.76%     0.77%    0.80%    0.85%    0.70%    0.83%      0.89%   0.95%

Ratio of net investment income to
average net assets ...............      6.95%      6.91%      6.49%     6.03%    6.96%    7.47%    8.41%    8.77%      7.97%   7.46%

Portfolio turnover rate ..........        68%       137%       140%       33%      59%     115%     120%     351%        94%    201%

----------

** The Investment Quality Bond Trust is the successor to the Bond Trust effective April 23, 1991.

(A)  After expense reimbursement per share of $0.02, $0.28 and $0,12 in 1987, 1986 and 1985, respectively.
(B)  The ratio of operating expenses, before reimbursement from the investment adviser, was 1.14%, 3.38% and 3.55% in 1987, 1986 and 1985, respectively.



     The accompanying notes are an integral pad of the financial statements.



NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------

                                          .                       U.S. GOVERNMENT SECURITIES TRUST
                                          -----------------------------------------------------------------------------------------

                                                                    YEARS ENDED DECEMBER 31,                          03/18/88*
                                          -----------------------------------------------------------------------        to
                                             1996      1995     1994      1993      1992      1991     1990   1989**  12/31/88
                                             ----      ----     ----      ----      ----      ----     ----   ------  --------

Net asset value, beginning
of period ...........................     $  13.65  $  12.64  $  13.48  $  13.05  $  12.85  $ 11.83  $ 10.98  $ 9.81  $10.03

INCOME FROM INVESTMENT OPERATIONS: ..
Net investment income (B) ...........         0.83      0.89      0.77      0.48      0.10     0.19     1.07    0.20    0.07
Net realized and unrealized gain
  (loss) on investments .............        (0.41)     0.99     (0.95)     0.49      0.65     1.40    (0.13)   1.08   (0.29)
                                          --------  --------  --------  --------  --------  -------  -------  ------  ------

     Total from investment operations         0.42      1.88     (0.18)     0.97      0.75     1.59     0.94    1.28   (0.22)

LESS DISTRIBUTIONS:
Dividends from net investment income         (0.75)    (0.87)    (0.51)    (0.46)    (0.38)   (0.53)   (0.08)  (0.11)   --
Distributions from capital gains ....         --        --       (0.15)    (0.08)    (0.17)   (0.04)   (0.01)   --      --
                                          --------  --------  --------  --------  --------  -------  -------  ------  ------

   Total distributions ..............        (0.75)    (0.87)    (0.66)    (0.54)    (0.55)   (0.57)   (0.09)  (0.11)   --
                                          --------  --------  --------  --------  --------  -------  -------  ------  ------
Net asset value, end of period ......     $  13.32  $  13.65  $  12.64  $  13.48  $  13.05  $ 12.85  $ 11.83  $10.98  $ 9.81
                                          ========  ========  ========  ========  ========  =======  =======  ======  ======
       Total return .................         3.38%    15.57%    (1.25%)    7.64%     6.19%   14.01%    8.63%  13.16%  (2.19%)


Net assets, end of period (000's) ...     $204,053  $216,788  $188,813  $222,072  $125,945  $29,246  $10,469  $5,905  $  344

Ratio of operating expenses to
average net assets (c) ..............         0.71%     0.71%     0.73%     0.75%     0.76%    0.87%    1.04%   0.90%   5.16%(A)

Ratio of net investment income to
average net assets ..................         6.36%     6.46%     5.68%     5.05%     6.12%    7.09%    7.70%   6.66%   1.16%(A)

Podfolio turnover rate ..............          178%      212%      387%      213%      141%     233%     284%    330%    156%(A)


----------


*  Commencement of operations
** The U.S. Government Securities Trust is the successor to the Convertible Securities Trust effective May 1, 1989.

+    Non-annualized
(A)  Annualized
(B)  After expense reimbursement per share of $0.01 and $0.06 in 1989 and 1988, respectively.
(C)  The ratio of operating expenses, before reimbursement from the investment adviser, was 1.62% and 6.16% in 1989 and 1988, respectively.



     The accompanying notes are an integral part of the financial statements.




NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
----------------------------------------------------------------------------------------------------------------------------------

                                                                       MONEY MARKET TRUST
                                 -------------------------------------------------------------------------------------------------
                                                                    YEARS ENDED DECEMBER 31,
                                 -------------------------------------------------------------------------------------------------

                                 1996       1995      1994       1993      1992      1991      1990      1989      1988     1987
                                 ----       ----      ----       ----      ----      ----      ----      ----      ----     ----

Net asset value, beginning
of period .................. $  10.00   $  10.00   $  10.00   $  10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00   $10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (A) ..     0.49       0.55       0.38       0.27      0.33      0.56      0.75      0.72      0.57     0.60

LESS DISTRIBUTIONS:

Dividends from net
investment income ..........    (0.49)     (0.55)    {0.38)      (0.27)    (0.33)    (0.56)    (0.75)    (0.72)    (0.57)   (0.60)
                             --------   --------   --------   --------   -------   -------   -------   -------   -------   ------

Net asset value,
end of period .............. $  10.00   $  10.00   $  10.00   $  10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00   $10.00
                             ========   ========   ========   ========   =======   =======   =======   =======   =======   ======

Total return ...............     5.05%      5.62%      3.78%      2.69%     3.36%     5.71%     7.76%     8.56%     6.77%    6.13%

Net assets,
end of period (000's) ...... $363,566   $258,117   $276,674   $132,274   $89,535   $79,069   $85,040   $19,403   $12,268   $7,147

Ratio of operating
expenses to average
net assets (B) .............     0.55%      0.54%      0.57%      0.59%     0.60%     0.60%     0.57%     0.79%     0.99%    0.78%

Ratio of net investment
income to average
net assets .................     4.97%      5.48%      3.93%      2.66%     3.28%     5.65%     7.27%     8.26%     6.68%     5.86%

----------

(A) After expense reimbursement per share of $0.08, $0.23 and $0.12 in 1987, 1986 and 1985, respectively.
(B)  The ratio of operating expenses, before reimbursement from the investment adviser, was 1.57%, 3.43% and 3.50% in 1987, 1986 and 1985, respectively.




     The accompanying notes are an integral part of the financial statements.



NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

PACIFIC RIM EMERGING MARKETS TRUST
                                                            Shares       Value
                                                            ------       -----

COMMON STOCKS -90.65%
AIR TRAVEL - 1.56%
Qantas Airways                                              50,000    $  83,459
Singapore Airlines                                          29,000      263,203
                                                                      ---------
                                                                        346,662
APPAREL & TEXTILES - 0.53%
Esprit Asia                                                 70,000       30,997
Guangdong Tannery, Ltd.*                                     5,500        1,387
Onward Kashiyama                                             6,000       84,449
                                                                      ---------
                                                                        116,833


AUTOMOBILES - 1.03%
Tractors Malaysia Holdings                                 122,000      228,976
                                                                      ---------

BANKING - 14.41%
Australia and New Zealand
 Bank Group                                                 70,000      441,221
Bank Danamon                                                85,000       80,070
Bank International Indonesia                               133,620      131,527
Bank of Ayuda Public Company, Ltd.                          18,750       44,232
Bank of East Asia                                           28,000      124,533
Bank of Tokyo Mitsubishi                                     7,000      129,954
Hang Seng Bank                                              10,000      121,533
HSBC Holdings                                               35,600      761,756
Kookmin Bank*                                                5,000       93,375
Krung Thai Bank PLC                                         25,300       48,832
Macquarie Bank, Ltd.*                                       37,000      238,805
Malayan Bank BHD                                            24,000      266,086
Overseas Chinese Bank                                       12,900      160,409
Overseas Union Bank                                         25,000      192,954
Siam Commercial Bank PLC                                    16,000      116,041
Sumitomo Trust and Banking                                   2,000       20,033
United Overseas Bank                                        20,000      222,969
                                                                      ---------
                                                                      3,194,330
BROADCASTING - 1.77%
BEC World Public Company, Ltd.*                              1,000        8,188
News Corporation                                            65,000      343,057
Sangetsu Company                                             2,000       41,793
                                                                      ---------
                                                                        393,038

BUILDING MATERIALS & CONSTRUCTION - 4.03%
Almetax Manufacturing Company, Ltd.                             60          487
Cheung Kong Infrastructure Holdings*                        10,000       26,505
Henry Walker Group, Ltd.                                    95,000      194,062
L.G. Construction, Ltd.                                      5,000       98,225
Lingkaran Trans Kota Holdings BHD*                          21,000       43,239
Malaysian Industrial Development                            75,000      139,576
Nawarat Patanakarn Public
 Company, Ltd.                                               6,000        7,019
New World Infrastructure, Ltd.*                             20,045       58,571
Citra Marga Nusaphala Persada                              140,000      109,653
Quality Concrete Holdings BHD*                              34,000      185,785
Road King Infrastructure, Ltd.*                             35,000       30,997
                                                                      ---------
                                                                        894,119

BUSINESS SERVICES - 0.63%
Kinseki                                                      3,000    $  33,417
Kurita Water Industries                                      4,000       80,822
Matichon Public Company, Ltd.                               10,000       26,125
                                                                      ---------
                                                                        140,364

CHEMICALS - 1.95%
Denki Kogyo Company                                          4,000       30,049
IOI Corporation                                            180,000      276,539
Mitsubishi Chemical                                         10,000       32,381
Toray Industries, Incorporated                              15,000       92,609
                                                                      ---------
                                                                        431,578
COMPUTERS & BUSINESS EQUIPMENT - 0.17%
Shinawatra C. Communications                                 4,000       38,057
                                                                      ---------

CONGLOMERATES - 8.22%
Citic Pacific, Ltd.                                         35,000      203,181
CSR Limited                                                 85,000      297,274
Hutchison Whampoa                                           70,000      549,809
Multi Purpose Holding*                                      90,000      174,619
Renong BHD                                                 170,000      301,564
Swire Pacific                                               22,000      209,774
Wheelock and Company                                        30,000       85,526
                                                                      ---------
                                                                      1,821,747

CONSTRUCTION MATERIALS - 0.45%
Keppel International Engineering, Ltd.                      90,000       93,904
Nikko Company                                                1,000        6,303
                                                                      ---------
                                                                        100,207

CONSTRUCTION & MINING EQUIPMENT - 2.82%
Cahya Mata Sarawak                                          37,000      325,243
Sumitomo Densetsu                                            2,000       16,406
YTL Corporation                                             52,500      282,716
                                                                      ---------
                                                                        624,365

CONTAINERS & GLASS - 1.02%
Malaysia International Shipping                             40,000      118,788
Nippon Sheet Glass                                           6,000       21,293
Rengo Company                                               15,000       85,226
                                                                      ---------
                                                                        225,307

DOMESTIC OIL - 0.10%
Fuji Oil Company                                             3,000       21,397
                                                                      ---------
DRUGS & HEALTH CARE - 0.26%
Kalbe Farma                                                 20,000       22,862
Shiseido Company                                             3,000       34,712
                                                                      ---------
                                                                         57,574
ELECTRIC UTILITIES - 1.49%
Australia Gas and Light                                     23,000      130,896
China Light and Power                                       30,000      133,428
Hong Kong Electric                                          20,000       66,455
                                                                      ---------
                                                                        330,779
ELECTRICAL EQUIPMENT - 1.00%
Japan Radio Company                                          5,000       53,536
Leader Universal Holdings                                   42,333       88,840
Technology Resources Industries BHD*                        40,000       78,875
                                                                      ---------
                                                                        221,251


    The accompanying notes are an integral part of the financial statements.




NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                            Shares       Value
                                                            ------       -----
ELECTRONICS - 1.75%
K.R. Precision Public Company                                 6,000   $   44,093
Samsung Electronic                                            1,600       82,178
TDK Corporation                                               2,000      130,386
Tokyo Electron                                                2,000       61,307
Toyo Engineering                                              6,000       26,837
Yokogawa Electric                                             5,000       43,174
                                                                      ----------
                                                                         387,975
FINANCIAL SERVICES - 4.83%
Arab Malaysian Finance                                       38,000      212,156
Bunas Finance                                                18,000       21,338
Daiwa Securities                                              2,000       17,788
DCB Holdings BHD                                             83,000      284,280
Dhana Siam Finance and Securities                            12,000       28,542
Henderson Investors                                          50,000       59,797
Manhattan Card Company                                       40,000       20,299
National Finance and Securities                               4,000        7,526
Nomura Securities*                                            3,000       45,074
Promise Company, Ltd.                                         2,000       98,437
Securities One, Ltd.                                          3,000       12,867
Singapore Finance                                            59,400       95,512
Tab Corporation Holdings, Ltd.                               35,000      166,918
                                                                      ----------
                                                                       1,070,534
FOOD & BEVERAGES - 3.13%
Fraser and Neave                                             11,500      118,345
Kentucky Fried Chicken BHD                                   91,666      377,480
R.J. Reynolds BHD                                            37,000      100,356
Tokuyama Corporation                                         12,000       63,621
Vitasoy International                                        80,000       34,909
                                                                      ----------
                                                                         694,711
FOREST PRODUCTS - 0.64%
Amcor, Ltd.                                                  22,000      141,467
                                                                      ----------

GOLD - 0.99%
Normandy Mining, Ltd.                                       158,000      218,520
                                                                      ----------
HOMEBUILDERS - 0.19%
Taisei Corporation                                            8,000       41,447
                                                                      ----------
HOTELS & RESTAURANTS - 1.22%
Grand Hotel Holdings                                         98,000       41,179
Orchard Parade Holdings                                      46,000       98,621
Royal Company                                                 7,000      129,954
                                                                      ----------
                                                                         269,754

INDUSTRIAL MACHINERY - 1.45%
Hitachi Zosen Corporation                                    10,000       38,857
Jurong Shipyard                                              16,000       80,612
Keppel Corporation                                           10,500       81,791
Mitsubishi Heavy Industries                                  10,000       79,440
THK Company, Ltd.                                             3,000       41,188
                                                                      ----------
                                                                         321,888
INSURANCE - 0.68%
Mitsui Marine and Fire                                       10,000       53,795
National Mutual Holdings                                     34,000       50,807
Nippon Fire and Marine                                       10,000       45,333
                                                                      ----------
                                                                         149,935

LEISURE TIME - 2.98%
Aristocrat Leisure, Ltd.                                     95,000   $  246,920
Guangdong Invest                                            110,000      105,954
Overseas Union Enterprises                                    7,000       35,018
Resorts World BHD                                            50,000      227,678
Shangri La Asia, Ltd.                                        30,000       44,411
                                                                      ----------
                                                                         659,981

METAL & METAL PRODUCTS - 1.41%
Amtek Engineering, Ltd.                                      90,000      178,804
Kitagawa Industries Companies, Ltd.                           2,000       70,806
Tambang Timah                                                35,000       63,717
                                                                      ----------
                                                                         313,327
MINING - 2.09%
Centaur Mining and Exploration*                             111,000      172,045
Lanna Lignite Public Company, Ltd.*                           6,000       43,983
Savage Resources                                            226,000      247,898
                                                                      ----------
                                                                         463,926
MISCELLANEOUS SERVICES - 2.02%
Alsons Consolidated Resources,
 Incorporated*                                            1,900,000      157,490
Eastern and Oriental                                        121,000      234,765
Lingui Developments BHD                                      32,000       54,738
                                                                      ----------
                                                                         446,993
NON-FERROUS METALS - 5.05%
Pasminco, Ltd.                                              156,000      245,513
QNI, Ltd.                                                   108,000      217,185
Straits Trading Company                                      42,000      102,051
WMC, Ltd.                                                    88,000      554,678
                                                                      ----------
                                                                       1,119,427

OFFICE FURNISHINGS & SUPPLIES - 0.10%
Catena Corporation                                            3,000       22,122
                                                                      ----------


PETROLEUM SERVICES - 3.90%
Broken Hill Property                                         26,300      374,609
National Petrochemical                                       39,000       19,769
Novus Petroleum                                             205,500      470,424
                                                                      ----------
                                                                         864,802
PUBLISHING - 0.13%
Land and House                                                4,000       29,166
                                                                      ----------

RAILROADS & EQUIPMENT - 0.36%
East Japan Railway                                               10       44,987
Hankyu Corporation                                            7,000       34,755
                                                                      ----------
                                                                          79,742
REAL ESTATE - 10.22%
Amoy Properties                                              68,000       98,028
Cheung Kong Holdings                                         35,000      311,106
China Resources Beijing*                                     40,000       25,341
City Developments                                             9,500       85,543
DBS Land                                                     13,500       49,686
Great Eagle Holdings                                         15,000       61,866
Henderson Land Development                                   25,000      252,117
Hysan Development                                            40,000      159,286
Mitsubishi Estate                                             3,000       30,826
Mitsui Fudosan Company                                        3,000       30,049


    The accompanying notes are an integral part of the financial statements.



NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                        Shares          Value
                                                        ------          -----
REAL ESTATE - CONTINUED
New World Development Company                           25,000     $   168,886
Duta Pertiwi Properties                                 45,000          35,246
Pakuwon Jati                                           178,000          69,708
Parkway Holdings                                        53,000         208,318
Sri Hartamas Corporation BHD*                          121,000          82,407
Sun Hung Kai Properties                                 29,000         355,259
United Overseas Land                                    49,000          74,587
Wharf Holdings                                          33,696         168,164
                                                                   -----------
                                                                     2,266,423
RETAIL TRADE - 3.05%
Circle K Japan Company                                   1,400          60,444
F.H. Faulding and Company                               69,000         466,728
Hour Glass, Ltd.                                        40,000          29,157
Matahari Putra Prima                                    58,000          67,528
Mitsubishi Corporation                                   5,000          51,809
                                                                   -----------
                                                                       675,666
SOFTWARE - 1.30%
Datacraft Asia, Ltd.                                   137,000         228,790
NTT Data Communication
 Systems Company                                             2          58,544
                                                                   -----------
                                                                       287,334

TELECOMMUNICATION SERVICES - 0.21%
Jasmine International Public
 Company, Ltd.                                          30,000          45,914
                                                                   -----------

TELEPHONE - 1.53%
Hong Kong Telecomm                                     122,000         196,380
Indosat                                                 17,000          46,782
Nippon Telegraph and Telephone
 Corporation                                                 7          53,070
United Communication Industry                            4,000          43,048
                                                                   -----------
                                                                       339,280
TOTAL COMMON STOCKS
(Cost: $18,775,138)                                                $20,096,918
                                                                   -----------
PREFERRED STOCKS - 0.59%*
BANKING - 0.24%
Sakura Finance                                       6,000,000          53,519
                                                                   -----------
MISCELLANEOUS - 0.35%
Fuji International                                   9,000,000          77,714
                                                                   -----------
TOTAL PREFERRED STOCKS
(Cost: $134,149)                                                   $   131,233
                                                                   -----------

WARRANTS - 0.41%*
AUTO PARTS - 0.07%
NGK Spark Plug Company (Expiration
 date 01/20/98; strike price(Y)1,136.80)                    25          15,000
                                                                   -----------


CHEMICALS - 0.01%
Shin Etsu Chemical Company (Expiration
 date 08/01/00; strike price(Y)1,917)                        3           2,175
                                                                   -----------

WARRANTS - CONTINUED
DRUGS & HEALTH CARE - 0.00%
Shiseido Company, Ltd. (Expiration
 date 01/22/97; strike price(Y)1,323)                        5     $       125
                                                                   -----------

ELECTRICAL EQUIPMENT - 0.01%
Best Denki Company (Expiration date
 05/14/97; strike price(Y)1,499)                            45           1,125
                                                                   -----------

ELECTRONICS - 0.02%
Kyocera Corporation (Expiration date
 01/23/98; strike price(Y)6,458)                             5           3,500
                                                                   -----------

FINANCIAL SERVICES - 0.08%
DCB Holdings BHD (Expiration date
 12/27/99; strike price MYR 5.40)                       11,250          16,928
                                                                   -----------

MINING - 0.03%
Normandy Mining, Ltd. (Expiration
 date 04/30/01; strike price AUD 2.50)                  13,200           4,407
Savage Resources, Ltd. (Expiration
 date 11/30/98; strike price AUD 1.25)                   9,400           2,391
                                                                   -----------
                                                                         6,798
MISCELLANEOUS SERVICES - 0.18%
Canon Sales Company, Incorporated
 (Expiration date 11/11/97;
 strike price(Y)2,237)                                     100           9,563
KFC Holdings BHD (Expiration date
 05/07/01; strike price MYR 9.50)                       18,333           4,533
IOI Corporation BHD (Expiration date
 04/30/00; strike price MYR 3.35)                       26,250          11,226
Multi-Purpose Holdings BHD (Expiration
 date 11/23/98; strike price MYR 4.00)                  90,000             357
Natwest Financial Products PLC
 (Expiration date 10/16/97;
 strike price HKD 63.325)                               10,000           4,751
Nomura International PLC (Expiration
 date 04/23/99; strike price(Y)1,937)                       10           7,750
Tokyo Electron, Ltd. (Expiration date
 03/05/98; strike price(Y)3,444)                             5             650
                                                                   -----------
                                                                        38,830
REAL ESTATE- 0.02%
Hysan Development Company, Ltd.
 (Expiration date 04/30/98;
 strike price HKD 25)                                    1,250           1,131
United Overseas Land, Ltd. (Expiration
 date 05/28/01; strike price SGD 1.60)                   4,700           2,838
                                                                   -----------
                                                                         3,969
RETAIL TRADE -0.01%
Takashimaya Company, Ltd. (Expiration
 date 07/02/98; strike price(Y)1,569)                       78           2,681
                                                                   -----------
TOTAL WARRANTS (Cost: $78,721)                                     $    91,131
                                                                   -----------





     The accompanying notes are an integral pad of the financial statements.



NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount            Value
                                                        ------            -----

CONVERTIBLE BONDS - 5.09%
BUILDING MATERIALS & CONSTRUCTION - 0.39%
Daiwa House Industry Company,
 Ltd., 0.80% due 03/31/98                    [YEN]      10,000,000   $    86,348
                                                                     -----------

CHEMICALS - 0.43%
Shin Etsu Chemical Company,
 0.40% due 09/30/05                          [YEN]      10,000,000        96,278
                                                                     -----------
COMPUTERS & INTEGRATED SYSTEMS - 0.53%
NEC Corporation,
 1.00% due 09/30/11                          [YEN]      13,000,000       116,743
                                                                     -----------
DRUGS & HEALTH CARE - 0.44%
Takeda Chemical Industries,
 1.90% due 09/30/98                          [YEN]      10,000,000        98,610
                                                                     -----------
ELECTRONICS - 0.69%
Sony Corporation,
 0.15% due 03/30/01                          [YEN]      15,000,000       152,060
                                                                     -----------
HOUSEHOLD PRODUCTS - 0.20%
KAO Corporation,
 0.95% due 03/31/06                          [YEN]       5,000,000        43,649
                                                                     -----------
LEISURE TIME - 0.13%
Namco, Ltd., 0.90% due 09/30/03              [YEN]       3,000,000        29,143
                                                                     -----------
MISCELLANEOUS - 0.25%
Asahi Glass Company, Ltd.,
 1.90% due 12/26/08                          [YEN]       2,000,000        17,615
Dai Nippon Screen Manufacturing
 Company, LTD.,
 0.25% due 09/30/00                            CHF          50,000        37,542
                                                                     -----------
                                                                          55,157
OFFICE FURNISHINGS & SUPPLIES - 0.52%
Ricoh Company, Ltd.,
 6.35% due 03/31/03                          [YEN]      12,000,000       115,741
                                                                     -----------
REAL ESTATE - 0.12%
Henderson Capital,
 5.00% due 03/28/97                            HKD          30,000        25,838
                                                                     -----------
RETAIL TRADE - 0.71%
Marui Company, Ltd.,
 1.15% due 01/31/12                          [YEN]      14,000,000       120,767
Maruzen Company, Ltd.,
 0.95% due 09/30/05                                      5,000,000        36,223
                                                                     -----------
                                                                         156,990
TRUCKING & FREIGHT - 0.69%
Seino Transportation Company,
 0.125% due 03/31/04                                    20,000,000       151,973
                                                                     -----------
TOTAL CONVERTIBLE BONDS
 (Cost: $1,194,302)                                                  $ 1,128,530
                                                                     -----------


Principal
  Amount                                             Value
  ------                                             -----
REPURCHASE AGREEMENT - 3.26%
$723,000  Repurchase Agreement with State
          Street Bank & Trust Company dated
          12/31/96 at 4.75%, to be repurchased
          at $723,191 on 01/02/97, collateralized
          by $745,000 U.S. Treasury Notes,
          4.75% due 10/31/98 (valued at
          $750,943, including interest)             $   723,000
                                                    -----------

TOTAL INVESTMENTS (Pacific Rim
Emerging Markets Trust) (Cost: $20,905,310)         $22,170,812
                                                    ===========


 INTERNATIONAL SMALL CAP TRUST
                                                          Shares         Value
                                                          ------         -----
 COMMON STOCKS - 76.63%
 AGRICULTURAL PRODUCTS - 2.62%
 Kverneland Gruppen AS                                      63,000   $ 1,720,911
 Perusahaan Perkebunan                                     310,000       820,279
                                                                     -----------
                                                                       2,541,190
 AUTO PARTS - 0.47%
 Sylea                                                       4,200       460,596
                                                                     -----------
 BANKING - 3.19%
 Banco de A Edwards, Series A, ADR                          38,575       694,350
 Banco Latinoamericano
  de Exportaciones SA, Series E                             28,350     1,438,763
 Bank Tiara                                                900,000       962,108
                                                                     -----------
                                                                       3,095,221
 BROADCASTING - 3.03%
 Capital Radio PLC                                         101,000       939,575
 Flextech PLC*                                             172,900     1,996,481
                                                                     -----------
                                                                       2,936,056
 BUSINESS SERVICES - 2.65%
 Altran Technologies SA                                      2,950       947,798
 Kobenhavn Lufthavne                                        15,900     1,619,474
                                                                     -----------
                                                                       2,567,272
 CHEMICALS - 0.52%
 Budi Acid Jaya                                            400,000       508,044
                                                                     -----------

 COMPUTERS & BUSINESS EQUIPMENT - 1.11%
 Enator AB*                                                 35,000       895,541
 Enator AB, PSS*                                             7,000       176,542
                                                                     -----------
                                                                       1,072,083
 CONGLOMERATES - 3.72%
 Amer Group, Ltd                                            46,000       950,000
 Hunter Douglas NV                                          28,650     1,933,232
 Misys                                                       6,400       121,816
 Solid Group, Incorporated*                              2,904,000       596,259
                                                                     -----------
                                                                       3,601,307
 CONTAINERS & GLASS - 1.23%
 Compania Cervecerias Unidas
  SA, Sponsored ADR                                         15,000       241,875
 International Container                                 1,820,100       951,573
                                                                     -----------
                                                                       1,193,448


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                          Shares           Value
                                                       ---------     -----------
DRUGS & HEALTH CARE - 2.91%
Medeva PLC                                                81,550     $ 1,376,156
Schwarz Pharma AG                                         19,450       1,440,928
                                                                     -----------
                                                                       2,817,084

ELECTRICAL EQUIPMENT - 0.77%
TLG PLC                                                  415,800         744,408
                                                                     -----------

ELECTRONICS - 2.02%
Gold Peak Industries, Ltd.                             1,250,000         856,552
VTech Holdings, Ltd.                                     611,800       1,099,492
                                                                     -----------
                                                                       1,956,044

FINANCIAL SERVICES - 4.16%
Guoco Group                                              277,500       1,553,526
JBA Holdings                                             152,000       1,393,181
Manhattan Card Company                                 2,136,000       1,083,949
                                                                     -----------
                                                                       4,030,656

FOOD & BEVERAGES - 5.20%
Doutor Coffee Company                                     36,000       1,507,642
Grolsch NV                                                44,300       1,719,143
J.D. Wetherspoon PLC                                      91,228       1,812,994
                                                                     -----------
                                                                       5,039,779

HOTELS & RESTAURANTS - 1.26%
Pizza Express                                             50,000         451,859
Regent Inns PLC                                          135,000         770,173
                                                                     -----------
                                                                       1,222,032

HOUSEHOLD APPLIANCES FURNISHING - 4.03%
DFS Furniture Company                                    170,200       1,749,529
Industrie Natuzzi SPA, ADR                                37,300         857,900
Laox Company                                              85,300       1,296,330
                                                                     -----------
                                                                       3,903,759

INDUSTRIAL MACHINERY - 4.32%
IHC Caland NV                                             30,650       1,752,189
Konecranes International*                                 40,550       1,278,207
Tomra Systems AS                                          75,000       1,158,216
                                                                     -----------
                                                                       4,188,612

INTERNATIONAL OIL - 3.14%
Cairn Energy PLC*                                        143,000       1,026,503
Gulf Canada Resources, Ltd.                              273,000       2,013,375
                                                                     -----------
                                                                       3,039,878

LEISURE TIME - 3.45%
AAPC, Ltd.
Cinar Films, Incorporated, Class B*                    1,025,000         619,188
Tiemco                                                    40,475       1,052,350
Village Roadshow                                           9,000         576,634
                                                         279,000       1,093,291
                                                                     -----------
                                                                       3,341,463

MISCELLANEOUS SERVICES - 3.68%
Axxicon Group NV                                          16,000         349,377
Noritsu Koki Company                                      34,000       1,600,035
Rofin-Sinar Technologies,
 Incorporated*                                           137,500       1,615,625
                                                                     -----------
                                                                       3,565,037

OFFICE FURNISHINGS & SUPPLIES - 1.01%
Turbon International AG                                   38,000         975,435
                                                                     -----------

PAPER - 1.77%
Guilbert SA                                                8,750       1,711,718

PETROLEUM SERVICES - 1.60%
Petroleum Geological Services
 AS, Sponsored ADR*                                       39,700       1,548,300
                                                                     -----------

PUBLISHING - 1.67%
Dorling Kindersley Holdings PLC                          230,000       1,614,571
                                                                     -----------

RETAIL TRADE - 6.11%
Brito Borneo Pets                                         86,400       1,201,933
Bulgari SPA                                               66,700       1,354,225
Matahari Putra Prima                                     848,000         987,299
Next                                                     155,000       1,510,965
Paris Miki, Incorporated                                  24,000         866,246
                                                                     -----------
                                                                       5,920,668

SOFTWARE - 3.39%
Baan Company NV*                                          28,075         975,606
Dassault Systems SA*                                      18,000         830,182
Psion PLC                                                196,000       1,484,187
                                                                     -----------
                                                                       3,289,975

TELECOMMUNICATION SERVICES - 1.40%
Asia Satellite Telecommunications
 Holdings, Sponsored ADR*                                  6,000         140,250
Comcast UK Cable Partners, Ltd.*                          74,200       1,010,975
Grupo Iusacell SA De CV, ADR*                             27,500         209,688
                                                                     -----------
                                                                       1,360,913

TELEPHONE - 1.27%
Cellular Communications International                     42,600       1,235,400
                                                                     -----------

TOYS, AMUSEMENTS & SPORTING GOODS - 2.40%
Salomon SA                                                16,900       1,449,456
Skis Rossignol SA                                         31,800         880,729
                                                                     -----------
                                                                       2,330,184

TRANSPORTATION - 2.53%
ASG AB, Series B                                          59,500       1,221,426
Tranz Rail Holdings, Ltd., ADR*                           69,475       1,228,840
                                                                     -----------
                                                                       2,450,266

TOTAL COMMON STOCKS
 (Cost $69,452,409)                                                  $74,261,399
                                                                     -----------

PREFERRED STOCKS - 3.04%
AUTOMOBILES - 1.09%
Porsche AG                                                 1,200       1,060,567
                                                                     -----------

FINANCIAL SERVICES - 1.94%
Marschollek Lautenschlaeger und
 Partner AG                                               13,530       1,881,609
                                                                     -----------

TOTAL PREFERRED STOCKS
 (Cost: $2,571,886)                                                  $ 2,942,176
                                                                     -----------




     The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL value of INVESTMENTS)
--------------------------------------------------------------------------------

Principal
 Amount                                                                 Value
---------                                                            -----------
REPURCHASE AGREEMENT - 20.34%
$19,709,000   Repurchase Agreement with State
              Street Bank & Trust Company dated
              12/31/96 at 4.75%, to be
              repurchased at $19,714,201 on
              01/02/97, collateralized by
              $20,500,000 U.S. Treasury Notes,
              5.50% due 12/31/00 (valued at
              $20,679,156, including interest)                       $19,709,000
                                                                     -----------

TOTAL INVESTMENTS (International
 Small Cap Trust) (Cost: $91,733,295)                                $96,912,575
                                                                     ===========
EMERGING GROWTH TRUST
                                                          Shares           Value
                                                         -------     -----------
COMMON STOCKS - 45.41%
AEROSPACE - 1.56%
Greenwich Air Services, Incorporated                      89,600     $ 1,993,600
Precision Castparts Corporation                           20,000         992,500
                                                                     -----------
                                                                       2,986,100

APPAREL & TEXTILES - 1.61%
Wolverine World Wide, Incorporated*                      106,100       3,076,900
                                                                     -----------

BIOTECHNOLOGY - 1.65%
American Biogenetic Sciences,
 Incorporated, Class A*                                  236,000         958,750
The Liposome Company, Incorporated*                       79,000       1,510,875
Medarex, Incorporated*                                   100,000         700,000
                                                                     -----------
                                                                       3,169,625

BUILDING MATERIALS - 1.50%
Apogee Enterprises, Incorporated                          47,200       1,876,200
Texas Industries, Incorporated                            19,800       1,002,375
                                                                     -----------
                                                                       2,878,575

BUSINESS SERVICES - 1.61%
Employee Solutions, Incorporated*                         73,700       1,510,850
National Education Corporation*                          102,800       1,567,700
                                                                     -----------
                                                                       3,078,550

CHEMICALS - 1.24%
Fuller HB Company                                         20,000         940,000
Tetra Technologies, Incorporated*                         57,100       1,441,775
                                                                     -----------
                                                                       2,381,775

COMPUTERS & BUSINESS EQUIPMENT - 7.10%

Comverse Technology, Incorporated*                        75,300       2,847,281
Digital Microwave Corporation*                            25,000         696,875
Dynatech Corporation*                                     42,200       1,867,350
Hadco Corporation*                                        61,400       3,008,600
Network Appliance, Incorporated*                          35,100       1,785,713
P-Com, Incorporated*                                      21,000         622,125
Teltrend, Incorporated*                                   99,900       2,772,225
                                                                     -----------
                                                                      13,600,169

DOMESTIC OIL - 1.51%
Comstock Resources, Incorporated*                        190,000       2,470,000
Lomak Petroleum, Incorporated*                            24,400         417,850
                                                                     -----------
                                                                       2,887,850

DRUGS & HEALTH CARE - 3.83%
Curative Health Services, Incorporated*                   57,600     $ 1,594,800
InPhyNet Medical Management,
 Incorporated*                                            95,000       1,710,000
Matrix Pharmaceuticals, Incorporated*                     87,400         535,325
Mentor Corporation*                                       55,200       1,628,400
Sciclone Pharmaceuticals, Incorporated*                   90,000         720,000
Universal Health Services, Incorporated*                  40,400       1,156,450
                                                                     -----------
                                                                       7,344,975

ELECTRICAL EQUIPMENT - 0.57%
Dupont Photomasks, Incorporated*                          12,000         544,500
Supertex, Incorporated*                                   41,300         542,062
                                                                     -----------
                                                                       1,086,562

ELECTRONICS - 0.65%
Boston Technology, Incorporated*                          26,000         747,500
NU Horizons Electronics
 Corporation*                                             62,000         492,125
                                                                     -----------
                                                                       1,239,625

HOSPITAL SUPPLY - 2.30%
Adac Laboratories*                                        50,400       1,203,300
American Homepatient, Incorporated*                       38,700       1,054,575
Coherent, Incorporated*                                   40,300       1,702,675
Lifecore Biomedical, Incorporated*                        25,000         450,000
                                                                     -----------
                                                                       4,410,550

HOTELS & RESTAURANTS - 1.82%
Doubletree Corporation*                                   45,000       2,025,000
Foodmaker, Incorporated*                                 164,700       1,461,713
                                                                     -----------
                                                                       3,486,713

INSURANCE - 1.01%
Fremont General Corporation                               41,400       1,283,400
Orion Capital Corporation                                 10,600         647,925
                                                                     -----------
                                                                       1,931,325

INTERNATIONAL OIL - 0.13%
Vintage Petroleum, Incorporated                            7,100         244,950
                                                                     -----------

MISCELLANEOUS SERVICES - 0.95%
Carlisle Companies Incorporated                           24,400       1,476,200
Cornell Corrections, Incorporated*                        38,400         340,800
                                                                     -----------
                                                                       1,817,000

OFFICE FURNISHINGS & SUPPLIES - 0.83%
Miller Herman, Incorporated*                              28,000       1,585,500
                                                                     -----------

PETROLEUM SERVICES - 3.41%
Camco International, Incorporated                         30,500       1,406,812
Cliffs Drilling Company*                                   4,600         290,950
Marine Drilling Companies Incorporated*                   33,400         657,563
Pool Energy Services Company*                             67,700       1,040,887
Pride Petroleum Services, Incorporated*                   25,500         592,875
Tuboscope Vetco International,
 Incorporated*                                           163,900       2,540,450
                                                                     -----------
                                                                       6,529,537

PAPER - 1.42%
Caraustar Industries, Incorporated                        81,800       2,719,850
                                                                     -----------



    THE accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL value of INVESTMENTS)
--------------------------------------------------------------------------------

                                                          Shares           Value
                                                         -------     -----------
POLLUTION CONTROL - 0.16%
Stericycle, Incorporated*                                 26,400     $   303,600
                                                                     -----------

PUBLISHING - 0.91%
Prime Hospitality Corporation*                           107,700       1,736,663
                                                                     -----------

RETAIL TRADE - 2.05%
Genesco, Incorporated*                                    72,500         670,625
Insight Enterprises, Incorporated*                        54,100       1,514,800
Proffitts, Incorporated*                                  47,300       1,744,187
                                                                     -----------
                                                                       3,929,612

SOFTWARE - 3.82%
Acres Gaming, Incorporated*                               51,600         567,600
Applix, Incorporated*                                     38,300         837,813
Citrix Systems, Incorporated*                             34,900       1,363,281
Jack Henry and Associates,
 Incorporated                                             42,700       1,526,525
Technology Solutions Company*                              2,000          83,000
Tecnomatix Technologies, Ltd.*                           110,800       2,936,200
                                                                     -----------
                                                                       7,314,419

TELEPHONE - 2.30%
Global Star Telecom*                                      69,900       4,403,700
                                                                     -----------

TOYS, AMUSEMENTS & SPORTING GOODS - 0.17%
Equity Marketing, Incorporated*                           17,200         318,200
                                                                     -----------

TRANSPORTATION - 1.31%
Expeditores International of
 Washington, Incorporated                                109,400       2,516,200
                                                                     -----------


TOTAL COMMON STOCKS
(Cost: $76,537,937)                                                  $86,978,525
                                                                     -----------

                                                       Principal
                                                          Amount           Value
                                                     -----------    ------------
SHORT TERM INVESTMENTS - 54.59%
UNITED STATES TREASURY BILLS - 54.59%
4.20% due 01/09/97                                   $    44,000    $     43,959
4.48% due 01/09/97                                    18,969,000      18,950,115
4.50% due 01/09/97                                     4,257,000       4,252,742
4.79% due 03/06/97                                    26,200,000      25,976,892
4.81% due 03/06/97                                    34,223,000      33,930,357
4.90% due 03/06/97                                       184,000         182,397
4.92% due 01/09/97                                        60,000          59,934
4.94% due 01/09/97                                       162,000         161,822
4.95% due 03/06/97                                        73,000          72,358
4.97% due 01/09/97                                    15,182,000      15,165,232
4.98% due 01/09/97                                     5,269,000       5,263,169
4.99% due 01/09/97                                       190,000         189,789
5.00% due 03/06/97                                       313,000         310,218
5.02% due 03/06/97                                        13,000          12,884
                                                                    ------------
                                                                     104,571,868

TOTAL SHORT TERM INVESTMENTS (Cost: $104,571,868)                   $104,571,868
                                                                    ------------

TOTAL INVESTMENTS (Emerging
 Growth Trust) (Cost: $181,109,805)                                 $191,550,393
                                                                    ============

SMALL/MID CAP TRUST
                                                          Shares           Value
                                                         -------     -----------
COMMON STOCKS - 94.61%
AEROSPACE - 1.40%
Gulfstream Aerospace Corporation*                        101,700     $ 2,466,225
                                                                     -----------

AGRICULTURAL PRODUCTS - 0.29%
DEKALB Genetics Corporation,
 Class B                                                  10,000         510,000
                                                                     -----------

APPAREL & TEXTILES - 5.79%
Cintas Corporation                                        39,000       2,291,250
G & K Services, Class A                                   30,500       1,151,375
Gucci Group NV                                            52,700       3,366,213
Nautica Enterprises, Incorporated*                        35,200         888,800
Stage Stores, Incorporated*                               34,400         627,800
Tommy Hilfiger Corporation*                               39,000       1,872,000
                                                                     -----------
                                                                      10,197,438

BUSINESS SERVICES - 8.63%
Employee Solutions, Incorporated*                         75,000       1,537,500
FactSet Research Systems,
 Incorporated*                                            42,300         888,300
Greenwich Air Services, Incorporated*                     55,000       1,223,750
Leasing Solutions, Incorporated                           35,400         911,550
Loewen Group, Incorporated                                68,900       2,695,712
Mail Boxes, Etc.*                                         35,000         787,500
Nokia Corporation, ADR                                    59,000       3,399,875
Paychex, Incorporated                                     19,800       1,018,463
Service Corporation International                         97,800       2,738,400
                                                                     -----------
                                                                      15,201,050

CHEMICALS - 0.50%
Waters Corporation*                                       29,000         880,875
                                                                     -----------

COMPUTERS & BUSINESS EQUIPMENT - 5.87%
3Com Corporation*                                         38,700       2,839,613
Citrix Systems, Incorporated*                             25,000         976,562
Diebold, Incorporated                                     15,000         943,125
Ingram Micro, Incorporated, Class A*                      89,000       2,047,000
Medic Computer Systems, Incorporated*                     42,800       1,725,375
Sundstrand Corporation                                    42,500       1,806,250
                                                                     -----------
                                                                      10,337,925

CRUDE PETROLEUM & NATURAL GAS - 0.84%
B.J. Services Company*                                    28,900       1,473,900
                                                                     -----------

DRUGS & HEALTH CARE - 5.04%
Access Health, Incorporated*                              25,700       1,150,075
BioChem Pharma, Incorporated*                             34,400       1,728,600
Biopsys Medical, Incorporated*                            23,000         500,250
Conmed Corporation*                                       73,700       1,510,850
IDEXX Laboratories, Incorporated*                         17,000         612,000
INCYTE Pharmaceuticals,
 Incorporated*                                             1,000          51,500




    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL value of INVESTMENTS)
--------------------------------------------------------------------------------

                                                          Shares           Value
                                                         -------     -----------
DRUGS & HEALTH CARE - CONTINUED
Mentor Corporation                                        40,100     $ 1,182,950
Phycor, Incorporated*                                     75,000       2,128,125
                                                                     -----------
                                                                       8,864,350

ELECTRICAL EQUIPMENT - 1.58%
American Power Conversion
 Corporation*                                             53,000       1,444,250
Cable Design Technologies Corporation*                    43,000       1,338,375
                                                                     -----------
                                                                       2,782,625

ELECTRONICS - 14.18%
Adaptec, Incorporated*                                   125,800       5,032,000
Altera Corporation*                                       71,500       5,197,156
Cambridge Technology Partners*                            32,400       1,087,425
Electronics For Imaging, Incorporated*                    18,500       1,521,625
Glenayre Technologies, Incorporated*                      18,000         388,125
Hologic, Incorporated*                                    49,400       1,222,650
Linear Technology Corporation                             18,600         816,075
Maxim Integrated Products,
 Incorporated*                                            14,200         614,150
PictureTel Corporation*                                   64,800       1,684,800
S3, Incorporated*                                         53,500         869,375
Target Therapeutics, Incorporated*                        43,100       1,810,200
Tellabs, Incorporated*                                    45,000       1,693,125
Xilinx, Incorporated*                                     82,000       3,018,625
                                                                     -----------
                                                                      24,955,331

FINANCIAL SERVICES - 3.00%
Case Corporation                                          11,200         610,400
Green Tree Financial Corporation                          33,800       1,305,525
Money Store, Incorporated                                121,900       3,367,488
                                                                     -----------
                                                                       5,283,413

HOTELS & RESTAURANTS - 4.77%
Boston Market, Incorporated*                              59,700       2,141,737
Landrys Seafood Restaurants,
 Incorporated*                                            62,200       1,329,525
Lone Star Steakhouse and Saloon,
 Incorporated*                                            78,100       2,089,175
Mirage Resorts, Incorporated*                             70,000       1,513,750
Outback Steakhouse, Incorporated*                         49,500       1,324,125
                                                                     -----------
                                                                       8,398,312

INDUSTRIAL MACHINERY - 1.39%
Tyco International, Ltd.                                  14,500         766,687
U.S. Filter Corporation                                   53,000       1,682,750
                                                                     -----------
                                                                       2,449,437

INSURANCE - 4.86%
CompDent Corporation*                                     23,000         810,750
Equifax, Incorporated                                     84,500       2,587,813
MGIC Investment Corporation                               29,000       2,204,000
SunAmerica, Incorporated                                  46,500       2,063,437
Travelers/Aetna Porperty Casual
 Corporation, Class A                                     25,000         884,375
                                                                     -----------
                                                                       8,550,375

INVESTMENT COMPANIES - 1.04%
The Charles Schwab Corporation                            57,000       1,824,000
                                                                     -----------

LEISURE TIME - 2.85%
International Game Technology                             150,00     $ 2,737,500
Sports Authority, Incorporated*                          105,200       2,288,100
                                                                     -----------
                                                                       5,025,600

MEDICAL SUPPLIES - 0.30%
Heartport, Incorporated*                                  23,000         526,125
                                                                     -----------

METAL & METAL PRODUCTS - 1.05%
Titanium Metals Corporation*                              56,000       1,841,000
                                                                     -----------

OFFICE FURNISHINGS & SUPPLIES - 1.73%
Avery Dennison Corporation                                25,000         884,375
Herman Miller, Incorporated                               18,000       1,019,250
OfficeMax, Incorporated*                                 106,950       1,136,344
                                                                     -----------
                                                                       3,039,969

PETROLEUM SERVICES - 2.08%
Global Marine, Incorporated*                              56,900       1,173,563
Halliburton Company                                       22,700       1,367,675
Smith International, Incorporated*                        25,000       1,121,875
                                                                     -----------
                                                                       3,663,113

PLASTICS - 1.35%
Sealed Air Corporation*                                   56,900       2,368,462
                                                                     -----------

POLLUTION CONTROL - 3.37%
United Waste System, Incorporated*                        56,000       1,925,000
USA Waste Services, Incorporated*                        126,000       4,016,250
                                                                     -----------
                                                                       5,941,250

RETAIL GROCERY - 1.17%
Safeway, Incorporated*                                    48,300       2,064,825
                                                                     -----------

RETAIL TRADE - 5.33%
Borders Group, Incorporated*                               9,900         355,163
Dollar General Corporation                                76,500       2,448,000
Nine West Group, Incorporated*                            40,000       1,855,000
PETsMART, Incorporated*                                   50,900       1,113,437
Rite Aid Corporation                                      29,100       1,156,725
Saks Holdings, Incorporated*                              16,000         432,000
Tiffany & Company                                         20,000         732,500
TJX Companies, Incorporated                               27,100       1,283,862
                                                                     -----------
                                                                       9,376,687

SHIPBUILDING - 0.54%
West Marine, Incorporated*                                33,400         943,550
                                                                     -----------

SOFTWARE - 7.24%
Compuware Corporation*                                    39,000       1,954,875
HBO & Company                                             20,000       1,187,500
Informix Corporation*                                    119,500       2,434,813
Learning Company, Incorporated*                           43,800         629,625
Microchip Technology, Incorporated*                       14,600         742,775
Parametric Technology Corporation*                        45,000       2,311,875
Sterling Commerce, Incorporated*                          56,800       2,002,200
Structural Dynamics Research
 Corporation*                                             73,700       1,474,000
                                                                     -----------
                                                                      12,737,663



    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                          Shares           Value
                                                          ------    ------------
TELECOMMUNICATION SERVICES - 5.07%
Ascend Communications,
 Incorporated*                                            39,500    $  2,453,938
Cascade Communications
 Corporation*                                             30,100       1,659,262
PairGain Technologies, Incorporated*                      15,400         468,737
QUALCOMM, Incorporated*                                   85,900       3,425,263
Univision Communications,
 Incorporated, Class A                                    25,000         925,000
                                                                    ------------
                                                                       8,932,200

TELEPHONE - 1.73%
LCI International, Incorporated*                          58,400       1,255,600
Worldcom, Incorporated*                                   68,800       1,793,100
                                                                    ------------
                                                                       3,048,700

TRANSPORTATION - 0.46%
Coach USA, Incorporated*                                  28,100         814,900
                                                                    ------------

TRUCKING & FREIGHT - 1.17%
Tidewater, Incorporated                                   45,500       2,058,875
                                                                    ------------

TOTAL COMMON STOCKS
(Cost $155,984,547)                                                 $166,558,175
                                                                    ------------

                                                       Principal
                                                          Amount           Value
                                                      ----------    ------------

SHORT TERM INVESTMENTS - 5.39%
Dynamic Funding Corporation,
 6.08% due 01/03/97                                   $2,000,000    $  1,999,324
Repeat Offering Security Entity,
 6.20% due 01/10/97                                    2,000,000       1,996,900
Seven Seas Money Market Fund                           5,496,250       5,496,250
                                                                    ------------
                                                                       9,492,474
TOTAL INVESTMENTS
(Small/Mid Cap Trust) (Cost: $165,477,021)                          $176,050,649
                                                                    ============

INTERNATIONAL STOCK TRUST
                                                          Shares           Value
                                                         -------        --------
COMMON STOCKS - 85.15%
AEROSPACE - 0.03%
CSF(Thomson)                                                 265        $  8,596

AGRICULTURAL MACHINERY - 0.01%
Kvaerner ASA                                                 110           4,729
                                                                        --------

AIR TRAVEL - 1.25%                                        17,000         235,909
Airtours                                                   3,000          31,172
British Airways                                              475          13,371
KLM                                                       20,000          33,384
Qantas Airways                                             9,000          81,684
Singapore Airlines                                                      --------
                                                                         395,520

APPAREL & TEXTILES - 0.57%
Christian Dior                                               100          16,132
Esprit Asia                                               50,000          22,141
Guangdong Tannery, Ltd.*                                   3,750             945

APPAREL & TEXTILES - CONTINUED
Onward Kashiyama                                          10,000        $140,748
                                                                        --------
                                                                         179,966

AUTO PARTS - 0.21%
LucasVarity PLC                                           17,500          66,858
                                                                        --------

Automobiles - 2.38%
Bayer Motoren Werk                                            86          59,968
Daimler Benz AG*                                           2,381         164,015
Fiat Spa                                                   8,193          24,790
Peugeot SA                                                   165          18,572
Tractors Malaysia Holdings                                52,000          97,597
Volkswagen AG                                                 75          31,193
Volvo AB, Series A                                         5,602         122,392
Volvo AB, Series B                                        10,700         236,125
                                                                        --------
                                                                         754,652

BANKING - 12.42%
ABN AMRO Holdings                                          1,573         102,407
Argentaria Corporation                                       3OO          13,426
Australia and New Zealand
 Bank Group                                               30,000         189,095
Banco Bilbao Vizcaya                                       1,061          57,290
Banco Espana de Credito*                                   1,600          12,386
Banco Popular Espana                                         100          19,642
Banco Santander SA                                           3OO          19,203
Bank Danamon                                             100,000          94,200
Bank of Tokyo Mitsubishi                                  16,000         297,038
Bank International Indonesia                              71,O4O          69,927
Bank of Ayuda Public Company, Ltd.                        10,000          23,590
Bank of East Asia                                         22,000          97,847
Bank of Scotland                                           4,5OO          23,745
Banque National de Paris                                   1,517          58,709
Barclays                                                   4,557          78,110
Cie de Suez                                                2,200          93,538
Cie Fin Paribas                                              559          37,805
Commerzbank AG                                               900          22,868
Credit Communal Holding/Dexia*                                40           3,650
Credit Suisse Group                                          916          94,098
Credito Italiano                                          15,900          17,462
Den Danske Bank                                              125          10,079
Den Norske Bank                                           20,125          76,213
Deutsche Bank AG                                           2,413         112,747
Dresdner Bank AG                                           2,263          67,796
Hang Seng Bank                                             8,000          97,227
HSBC Holdings - HKD                                       24,200         517,823
HSBC Holdings - [pound]                                   18,500         413,611
Kookmin Bank, ADR*                                         2,000          37,350
Krung Thai Bank PLC                                       12,300          23,741
Lloyds TSB Group                                          13,500          99,683
Macquarie Bank, Ltd.*                                     17,000         109,721
Malayan Bank BHD                                          11,000         121,956
National Westminster                                       5,000          58,763
Overseas Chinese Bank                                      6,300          78,339
Overseas Union Bank                                       12,000          92,618
Schweizerische Bankgesellschaft                               92          80,625







    The accompanying holes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------
                                          Shares        Value
                                          ------        -----
BANKING - CONTINUED
Schweizerischer Bankverein                   174   $   33,084
Siam Commercial Bank PLC                   5,000       36,263
Societe Generale                             503       54,386
Standard Chartered                        17,000      208,823
Sumitomo Trust and Banking                 5,000       50,082
Unidanmark                                   115        5,954
United Overseas Bank                      11,000      122,633
                                                   ----------
                                                    3,935,553
BROADCASTING - 0.93%
British Sky Broadcast                      3,500       31,300
News Corporation                          30,000      158,334
Pearson                                    1,000       12,763
Reed International                         1,650       31,038
Sangetsu Company                           3,000       62,689
                                                   ----------
                                                      296,124
BUILDING MATERIALS & CONSTRUCTION - 1.77%
Almetax Manufacturing Company, Ltd.          120          974
Cheung Kong Infrastructure Holdings*       5,000       13,252
Blue Circle Industries                     2,000       12,232
Heiton Holdings PLC                        3,710        6,036
Henry Walker Group, Ltd.                  49,000      100,095
Holderbank Financial Glarus                   10        7,142
Keppel International Engineering, Ltd.    34,000       35,475
Lafarge                                      340       20,399
Lingkaran Trans Kota Holdings BHD          9,000       18,531
L.G. Construction, Ltd.                    2,000       39,290
Malaysian Industrial Development          35,000       65,136
Nawarat Patanakarn Public
  Company, Ltd.                            5,000        5,849
New World Infrastructure, Ltd.*           14,028       40,989
Nikko Company                              2,000       12,607
PT Citra Marga Nusaphala Persada          70,000       54,826
Quality Concrete Holdings BHD*            15,000       81,964
Redland                                    1,500        9,483
Road King Infrastructure, Ltd.*           28,000       24,798
RMC Group                                    700       11,992
                                                   ----------
                                                      561,070
BUSINESS SERVICES - 1.52%
Baa                                        4,500       37,314
BTG PLC                                   21,500      169,436
Eaux (Cie Generale)                          645       79,934
Havas                                        125        8,769
Kinseki                                    5,000       55,695
Kurita Water Industries                    6,000      121,233
Matichon Public Company, Ltd.              4,000       10,450
                                                   ----------
                                                      482,831

CHEMICALS - 2.79%
Air Liquide                                  340       53,079
BASF AG                                    2,921      112,527
Bayer AG                                   3,362      137,207
BOC Group                                  2,000       29,947
Denki Kogyo Company                        7,000       52,586
Hoechst AG                                 2,717      128,364
Imperial Chemical Industries               2,500       32,958
IOI Corporation                           85,000      130,588
Mitsubishi Chemical                       15,000       48,571
Rhone Poulenc SA                           1,000       34,095
Toray Industries, Incorporated            20,000      123,478
                                                   ----------
                                                      883,400
COMPUTERS & BUSINESS EQUIPMENT -0.03%
Shinawatra C. Communications               1,000        9,514
                                                   ----------

CONGLOMERATES - 6.71%
BTR                                       15,000       73,240
CGIP                                         795      219,263
Citic Pacific, Ltd.                       20,000      116,103
CSR, Ltd.                                 43,000      150,385
Grand Metropolitan                        37,500      294,244
Hanson                                    42,500       59,705
Hutchison Whampoa                         44,000      345,594
Kon PTT Nederland                          3,640      138,938
Lyonnaise Des Eaux SA                        130       12,099
Multi Purpose Holdings*                   37,000       71,788
Oy Nokia AB, Series A                        809       46,922
Oy Nokia AB, Series K                        235       13,589
Orkla ASA                                    115        7,943
Renong BHD                                70,000      124,173
Siebe                                      1,000       18,571
Societe Generale de Belgique               2,562      201,068
Swire Pacific                             12,000      114,422
Tomkins                                    3,500       16,190
VIAG AG                                      116       45,532
Wheelock and Company                      20,000       57,017
                                                   ----------
                                                    2,126,786
CONSTRUCTION & MINING EQUIPMENT - 0.99%
Cahya Mata Sarawak                        20,000      175,807
Sumitomo Densetsu                          5,000       41,015
YTL Corporation                           18,000       96,931
                                                   ----------
                                                      313,753
CONTAINERS & GLASS - 0.81%
Cie De St. Gobain                            245       34,659
Malaysia International Shipping           15,000       44,546
Nippon Sheet Glass                        18,000       63,880
Rengo Company                             20,000      113,634
                                                   ----------
                                                      256,719
DOMESTIC OIL - 0.09%
Fuji Oil Company                           4,000       28,529
                                                   ----------

DRUGS & HEALTH CARE - 5.78%
Astra AB                                   1,251       61,817
Daiichi Clinical                           1,000        8,419
Glaxo Wellcome                            19,000      309,234
Kalbe Farma                               14,000       16,003
L'Oreal                                      345      129,928
Novartis AG                                  326      373,372
Novo Nordisk AS                               75       14,132
Roche Holdings AG                              5       56,406
Roche Holdings AG Genusscheine                33      256,776
Shiseido Company                           5,000       57,853


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------
                                          Shares        Value
                                          ------        -----
DRUGS & HEALTH CARE - CONTINUED
Smith and Nephew                           6,500   $   20,212
SmithKline Beecham                        14,750      204,180
Takeda Chemical Industries                 8,000      167,861
Zeneca Group                               5,500      155,003
                                                   ----------
                                                    1,831,196
ELECTRIC UTILITIES - 1.72%
Australia Gas and Light                   11,000   $   62,602
China Light and Power                     20,000       88,952
Electrabel                                   136       32,192
EMP Nacional Electricidad                  1,249       88,895
Hong Kong Electric                        15,000       49,842
Iberdrola SA                               4,316       61,170
London Electricity PLC                     2,000       23,317
Veba AG                                    2,380      137,653
                                                   ----------
                                                      544,623
ELECTRICAL EQUIPMENT - 1.37%
ABB AB                                       167       18,855
ABB AG*                                       20       24,879
Alcatel Alstom (CGE)                         809       64,988
General Electric                           7,500       49,212
Japan Radio Company                        7,000       74,950
Leader Universal Holdings                 18,666       39,172
Siemens AG                                 2,674      125,985
Technology Resources Industries
BHD*                                      18,000       35,494
                                                   ----------
                                                      433,535

ELECTRONICS - 1.49%
Amstrad PLC                               19,000       47,931
Samsung Electronic                           600       30,817
TDK Corporation                            3,000      195,579
Tokyo Electron                             4,000      122,615
Toyo Engineering                           7,000       31,310
Yokogawa Electric                          5,000       43,174
                                                   ----------
                                                      471,426
EQUIPMENT RENTAL - 0.17%
Thorn PLC                                 12,700       55,047
                                                   ----------
FINANCIAL SERVICES -3.09%
Arab Malaysian Finance                    21,000      117,244
Bunas Finance                             16,000       18,967
Daiwa Securities                           6,000       53,363
DCB Holdings BHD                          38,000      130,152
Dhana Siam Finance and Securities          4,000        9,514
Henderson Investment                      30,000       35,878
Internationale Nederlanden Groep NV        3,569      128,579
Manhattan Card Company                    80,000       40,597
Mercury Asset Management Group             1,500       31,866
National Finance and Securities            2,000        3,763
Nomura Securities                          6,000       90,148
Promise Company, Ltd.                      3,800      187,030
Securities One, Ltd.                       1,000        4,289
Singapore Finance                         22,400       36,018
Tab Corporation Holdings, Ltd.            19,000       90,613
                                                   ----------
                                                      978,021
FOOD & BEVERAGES - 2.96%
Allied Domecq PLC                          3,500       27,463
Associated British Foods PLC               2,500       20,687
Bass                                      10,500      147,867
Cadbury Schweppes                          3,000       25,338
Danone                                       401       55,878
Fraser and Neave                           6,100       62,774
Guinness                                   5,500       43,250
Kentucky Fried Chicken BHD                30,000      123,540
Nestle SA                                    218      234,043
R.J. Reynolds BHD                         20,000       54,247
Reckitt and Colman PLC                       950       11,767
Tokuyama Corporation                      18,000       95,432
Vitasoy International                     50,000       21,818
Whitbread                                  1,000       13,483
                                                   ----------
                                                      937,587
FOREST PRODUCTS - 0.30%
Amcor, Ltd.                               15,000       96,455
                                                   ----------
GAS EXPLORATION - 0.43%
Elf Aquitaine                              1,381      125,710
Eni SPA                                    2,155       11,059
                                                   ----------
                                                      136,769
GAS & PIPELINE UTILITIES - 0.16%
British Gas                               13,000       49,889
                                                   ----------
GOLD - 0.27%
Normandy Mining, Ltd.*                    63,000       87,131
                                                   ----------

HOMEBUILDERS - 0.23%
Taisei Corporation                        14,000       72,533
                                                   ----------
HOTELS & RESTAURANTS - 0.86%
Grand Hotel Holdings                      78,000       32,775
Orchard Parade Holdings                   25,000       53,598
Royal Company                             10,000      185,649
                                                   ----------
                                                      272,022
HOUSEHOLD APPLIANCES FURNISHING - 0.72%
Electrolux AB                                450       26,129
Philips Electronic                         5,010      203,128
                                                   ----------
                                                      229,257
HOUSEHOLD PRODUCTS -0.93%
Advance Agro*                              2,000        4,640
Erid Beghin Say                               65       10,461
Unilever PLC                               2,350       56,968
Unilever NV                                1,259      222,850
                                                   ----------
                                                      294,919
INDUSTRIAL MACHINERY - 1.52%
Hitachi Zosen Corporation                 16,000       62,171
Jurong Shipyard                            7,000       35,268
Keppel Corporation                         5,500       42,843
Linde AG                                      85       51,924
Mannesmann AG                                212       91,892
Mitsubishi Heavy Industries               15,000      119,161
THK Company, Ltd.                          5,000       68,647


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------
                                          Shares        Value
                                          ------        -----
INDUSTRIAL MACHINERY - CONTINUED
Valeo                                        155   $    9,560
                                                   ----------
                                                      481,466
INSURANCE - 2.70%
Abbey National                             4,000       52,356
Allianz AG Holding                           111      201,976
Assic Generali                             4,290       81,304
Axa                                        1,549       98,520
Baloise Holdings                              15       30,146
Commercial Union                           2,000       23,471
Mitsui Marine and Fire                    20,000      107,590
Munchener Ruckvers                            15       37,480
National Mutual Holdings, Ltd.            18,000       26,898
Nippon Fire and Marine                    15,000       67,999
Prudential Corporation                     5,500       46,359
Schweize Ruckversicherungs                    30       32,028
Winterthur                                    85       49,152
                                                   ----------
                                                      855,279
INTERNATIONAL OIL - 2.64%
British Petroleum                         32,000      383,759
Petrofina SA                                  58       18,463
RWE AG                                     1,529       64,785
Shell Transport and Trading               18,500      320,747
Tullow Oil*                               33,300       47,922
                                                   ----------
                                                      835,676
LEISURE TIME - 1.44%
Aristocrat Leisure, Ltd.                  44,000      114,363
EMI Group PLC                              1,500       35,457
Granada Group                              2,500       36,962
Guangdong Invest                          75,000       72,241
Overseas Union Enterprises                 4,000       20,010
Polygram                                     585       29,818
Rank Group                                 2,500       18,760
Resorts World BHD                         22,000      100,178
Shangri La Asia, Ltd.*                    20,000       29,608
                                                   ----------
                                                      457,397
LIQUOR - 0.57%
Heineken NV                                  240       42,509
LVMH Moet Hennessy                           498      139,077
                                                   ----------
                                                      181,586
METAL & METAL PRODUCTS -0.71%
Amtek Engineering, Ltd.                   41,000       81,455
Kitagawa Industries Company, Ltd.          3,000      106,208
PT Tambang Timah                          20,000       36,410
                                                   ----------
                                                      224,073
MINING - 0.86%
Centaur Mining and Exploration*           68,000      105,397
Lanna Lignite Public Company, Ltd.*        2,500       18,326
Savage Resources                         135,000      148,080
                                                   ----------
                                                      271,803
MISCELLANEOUS SERVICES - 1.15%
Alsons Consolidated Resources,
Incorporated*                            800,000       66,312
Eastern and Oriental BHD                  52,000      100,891
Lingui Developments BHD                   15,000       25,658
Metallgesellschaft AG*                     8,340      170,724
                                                   ----------
                                                      363,585
NEWSPAPERS - 0.03%
Mirror Group PLC                           3,000       11,050
                                                   ----------

NON-FERROUS METALS - 1.68%
Pasminco, Ltd.                            50,000       78,690
QNI Limited                               53,000      106,581
RTZ Corporation                            3,150       50,620
Straits Trading Company                   20,000       48,596
WMC, Ltd.                                 39,500      248,975
                                                   ----------
                                                      533,462
OFFICE FURNISHINGS & SUPPLIES - 0.12%
Catena Corporation                         5,000       36,871
                                                   ----------

PAPER - 0.11%
Enso Oy*                                   2,230       17,937
Metsa-Serla Oy                             1,675       12,563
Siam Pulp and Paper                        2,000        3,802
                                                   ----------
                                                       34,302
PETROLEUM SERVICES - 3.94%
Broken Hill Property                      12,700      180,895
National Petrochemical                    19,000        9,631
Norsk Hydro AS                               280       14,993
Novus Petroleum                           73,000      167,109
Repsol SA                                  1,548       59,380
Royal Dutch Petrol                         4,042      709,135
Total                                      1,319      107,279
                                                   ----------
                                                    1,248,422
PUBLISHING -0.32%
Elsevier NV                                1,670       28,244
Land and House                             2,000       14,583
Reuters Holdings                           4,500       57,859
                                                   ----------
                                                      100,686
RAILROADS & EQUIPMENT - 0.49%
East Japan Railway                            20       89,975
Hankyu Corporation                        13,000       64,545
                                                   ----------
                                                      154,520
REAL ESTATE - 4.69%
Amoy Properties                           40,766       58,768
Cheung Kong Holdings                      24,000      213,330
China Resources Beijing*                  20,000       12,671
City Developments                          6,500       58,529
DBS Land                                   6,500       23,923
Great Eagle Holdings                      10,000       41,244

Henderson Land Development                15,000      151,270
Hysan Development*                        25,000       99,554
Mitsubishi Estate                          5,000       51,377
Mitsui Fudosan Company                     5,000       50,082
New World Development Company             20,000      135,109
PT Duta Pertiwi Properties                18,000       14,098
Pakuwon Jati                             107,000       41,903
Parkway Holdings                          24,000       94,333
Sri Hartamas Corporation BHD              52,000       35,415


   The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------
                                          Shares         Value
                                          ------         -----
REAL ESTATE - CONTINUED
Sun Hung Kai Properties                   19,000   $   232,756
United Overseas Land                      29,000        44,144
Wharf Holdings                            25,580       127,660
                                                   -----------
                                                     1,486,166
RETAIL TRADE - 3.45%
Boots Company                              4,500        46,411
Carrefour                                    208       135,339
Circle K Japan Company                     2,600       112,253
F.H. Faulding and Company                 32,000       216,453
Grafton Group                                505         5,905
Great Universal Stores                     3,500        36,757
Hour Glass, Ltd.                          18,000        13,121
Kesko                                        565         7,971
La Senza PLC*                              9,500        21,158
Marks and Spencer                         15,000       126,435
Matahari Putra Prima                      35,000        40,749
Mitsubishi Corporation                     8,000        82,894
Pinault Printemps Redoute SA                 111        44,028
J. Sainsbury PLC                          15,500       102,767
Tesco                                     16,500       100,169
                                                   -----------
                                                     1,092,310
SOFTWARE - 0.72%
Datacraft Asia, Ltd.                      67,000       111,890
NTT Data Communication
 Systems Company                               4       117,088
                                                   -----------
                                                       228,978
STEEL -0.04%
Thyssen AG                                    70        12,419
                                                   -----------
TELECOMMUNICATION SERVICES -0.52%
Cable and Wireless                         8,500        71,064
COLT Telecom Group PLC*                    2,000        10,108
Jasmine International Public
 Company, Ltd.                            10,000        15,305
L.M. Ericsson Telephone                    2,188        67,694
                                                   -----------
                                                       164,171
TELEPHONE - 3.64%
British Telecom                           40,000       270,687
Hong Kong Telecomm                        80,000       128,774
Indosat                                   11,000        30,271
Nippon Telegraph and Telephone
 Corporation                                  13        98,558
Stet                                      14,500        48,986
Stet SPA                                  28,865       131,291
Tele Danmark AS                            1,285        70,894
Telecom Italia                             7,800        15,220
Telecom Italia SPA                        49,162       127,685
Telecom Italia Mobile                     49,162       124,282
Telecom Italia Mobile Di Risp              7,800        11,132
Telefonica de Espana SA                    4,544       105,528
United Communication Industry              3,000        32,286
Vodafone Group                             5,000        21,158
                                                   -----------
                                                     1,216,752
TOBACCO - 0.55%
BAT Industries PLC                        21,000       174,131
                                                   -----------
TRUCKING & FREIGHT FORWARDING - 0.06%
P & O                                      2,000        20,250
                                                   -----------
TOTAL COMMON STOCKS
(Cost: $23,965,433)                                $26,980,365
                                                   -----------

PREFERRED STOCKS - 0.62%
BANKING - 0.17%
Sakura Finance*                        6,000,000        53,519
                                                   -----------
MISCELLANEOUS - 0.41%
Fuji International*                   15,000,000       129,522
                                                   -----------
SOFTWARE - 0.04%
Sap AG                                        85        11,876
                                                   -----------
TOTAL PREFERRED STOCKS
(Cost: $202,404)                                       194,917
                                                   -----------

WARRANTS - 0.31%*
AUTO PARTS - 0.08%
NGK Spark Plug Company (Expiration
 date 01/20/98; strike price([Yen]1,137)      40        24,000
                                                   -----------


CHEMICALS - 0.01%
Shin Etsu Chemical Company
 (Expiration date 08/01/00;
 strike price([Yen]1,917)                      5         3,625
                                                   -----------

DRUGS & HEALTH CARE - 0.00%
Shiseido Company, Ltd. (Expiration
 date 01/22/97; strike price([Yen]1,323)      10           250
                                                   -----------

ELECTRICAL EQUIPMENT - 0.01%
Best Denki Company (Expiration
 date 05/14/97; strike price([Yen]1,499)      70         1,750
                                                   -----------
ELECTRONICS - 0.02%
Kyocera Corporation (Expiration
 date 01/23/98; strike price([Yen]6,458)      10         7,000
                                                   -----------
FINANCIAL SERVICES - 0.02%
DCB Holdings BHD (Expiration date
 12/27/99; strike price MYR 5.40)          5,000         7,523
                                                   -----------
MINING - 0.01%
Normandy Mining (Expiration date
 04/30/01; strike price AUD 2.50)          3,200         1,068
Savage Resources, Ltd. (Expiration
 date 11/30/98; strike price AUD 1.25)     9,500         2,416
                                                   -----------
                                                         3,484

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------------
                                                  Shares            Value
                                                  ------            -----
MISCELLANEOUS SERVICES - 0.14%
Canon Sales Company, Incorporated
 (Expiration date 11/22/99;
 strike price([Yen]2,266.30)                          90       $   11,834
Canon Sales Company, Incorporated
 (Expiration date 11/11/97;
 strike price([Yen]2,237)                             65            6,216
IOI Corporation BHD (Expiration date
 04/30/00; strike price MYR 3.35)                 16,000            6,842
KFC Holdings BHD (Expiration date
 02/07/01; strike price MYR 9.50)                  6,000            1,484
Multi-Purpose Holdings BHD (Expiration
 date 11/23/98; strike price MYR 4.00)            37,000              147
Natwest Financial Products PLC
 (Expiration date 10/16/97;
 strike price HKD 63.33)                          10,000            4,751
Nomura International PLC (Expiration
 date 04/23/99; strike price([Yen]1,937)              15           11,625
Tokyo Electron, Ltd. (Expiration date
 03/05/98; strike price([Yen]3,444)                   10            1,301
                                                               ----------
                                                                   44,200
REAL ESTATE - 0.01%
Hysan Development Company, Ltd.
(Expiration date 04/30/98;
 strike price HKD 25.00)                           1,000              905
United Overseas Land, Ltd. (Expiration
 date 05/28/01; strike price SGD 1.60)             2,600            1,570
                                                               ----------
                                                                    2,475

RETAIL TRADE - 0.01%
Takashimaya Company, Ltd. (Expiration
 date 07/02/98; strike price([Yen]1,569)             120            4,124
                                                               ----------

TOTAL WARRANTS (Cost: $135,468)                                $   98,431
                                                               ----------

                                             Principal
                                               Amount             Value
                                               ------             -----

CONVERTIBLE BONDS - 3.79%
BUILDING MATERIALS & CONSTRUCTION -0.19%
Daiwa House Industry Company,
 Ltd., 0.80% due 03/31/98                (Yen) 7,000,000       $   60,444
                                                               ----------

CHEMICALS - 0.46%
Shin Etsu Chemical Company,
 0.04% due 09/30/05                           15,000,000          144,418
                                                               ----------


COMPUTERS & INTEGRATED SYSTEMS - 0.43%
NEC Corporation,
 1.00% due 09/30/11                           15,000,000          134,703
                                                               ----------

ELECTRONICS - 0.83%
Sony Corporation,
 0.15% due 03/30/01                           26,000,000          263,570
                                                               ----------

HOUSEHOLD PRODUCTS - 0.14%
KAO Corporation,
 0.95% due 3/31/06                             5,000,000           43,649
                                                               ----------
LEISURE TIME - 0.15%
Namco, Ltd., 0.90% due 09/30/03         (Yen)  5,000,000           48,571
                                                               ----------

MISCELLANEOUS - 0.21%
Asahi Glass Company,
 1.90% due 12/26/08                            3,000,000           26,423
Dai Nippon Screen,
 0.25% due 09/30/00                      CHF      50,000           37,542
Lyonnaise des Eaux SA,
 4.00% due 01/01/06                                1,000            1,174
                                                               ----------
                                                                   65,139
OFFICE FURNISHINGS & SUPPLIES - 0.55%
Ricoh Company, Ltd.,
 6.35% due 03/31/03                     (Yen) 18,000,000          173,612
                                                               ----------
REAL ESTATE -0.07%
 Henderson Capital,
 5.00% due 03/28/97                      HKD      25,000           21,531
                                                               ----------
RETAIL TRADE - 0.77%
Marui Company, Ltd.,
 1.15% due 01/31/12                     (Yen) 20,000,000          172,524
Maruzen Company, Ltd.,
 0.95% due 09/30/05                           10,000,000           72,446
                                                               ----------
                                                                  244,970
TOTAL CONVERTIBLE BONDS
 (Cost: $1,244,346)                                            $1,200,607

                                                               ----------
 Principal
  Amount                                              Value
  ------                                              -----

REPURCHASE AGREEMENT - 10.14%
$3,212,000 Repurchase Agreement with State
           Street Bank & Trust Company
           dated 12/31/96 at 4.75%, to be
           repurchased at $3,212,848 on
           01/02/97, collateralized by
           $3,270,000 U.S. Treasury Notes,
           5.625% due 02/28/01 (valued at
           $3,341,698, including interest)         $ 3,212,000
                                                   -----------


TOTAL INVESTMENTS
(International Stock Trust)
 (Cost: $28,759,651)                               $31,686,320
                                                   ===========

GLOBAL EQUITY TRUST
                                        Shares           Value
                                        ------           -----
COMMON STOCKS -98.53%
AIR TRAVEL - 1.55%
AMR Corporation*                       124,100     $10,936,313
                                                   -----------

   The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
------------------------------------------------------------------------
                                          Shares        Value
                                          ------        -----
ALUMINUM - 1.01%
Aluminum Company of America              111,700   $ 7,120,875
                                                   -----------
AUTOMOBILES - 3.41%
General Motors Corporation               137,300     7,654,475
Peugeot SA                                44,800     5,042,536
Volkswagen AG                             27,500    11,437,484
                                                   -----------
                                                    24,134,495
BANKING - 8.56%
ABN AMRO Holdings NV                     118,700     7,727,704
Bank of New York, Incorporated           448,700    15,143,625
Banque Nationale de Paris                173,900     6,730,099
Den Norske Bank                        1,034,500     3,917,648
First Chicago NBD Corporation            146,000     7,847,500
HSBC Holdings                            516,000    11,253,521
Mellon Bank Corporation                  111,200     7,895,200
                                                   -----------
                                                    60,515,297
BUSINESS SERVICES - 0.39%
Intelidata Technologies Corporation      383,200     2,778,200
                                                   -----------

CHEMICALS - 5.95%
Akzo Nobel NV ADS                         54,300     7,422,415
BASF AG                                  217,700     8,386,571
Bayer AG                                 360,700    14,720,536
Potash Corporation of
Saskatchewan, Incorporated               135,500    11,548,127
                                                   -----------
                                                    42,077,649
COMPUTERS & BUSINESS EQUIPMENT - 2.51%
Data General Corporation*                353,000     5,118,500
Olivetti & C. SPA*                     5,395,000     1,902,653
Tandy Corporation                        243,300    10,705,200
                                                   -----------
                                                    17,726,353
CONGLOMERATES - 3.08%
CSR, Ltd.                              1,939,000     6,781,337
Jardine Strategic Holdings, Ltd.       4,142,000    14,994,040
                                                   -----------
                                                    21,775,377
CONSTRUCTIONS & MINING EQUIPMENT - 0.92%
Greenfield Industries, Incorporated      212,200     6,498,625
                                                   -----------
CONSTRUCTION MATERIALS - 0.92%
Holderbank Financiere Glarus, Ltd.         9,100     6,499,514
                                                   -----------
CONTAINERS & GLASS - 0.69%
Toyo Seikan Kaisha                       201,000     4,842,328
                                                   -----------
CRUDE PETROLEUM & NATURE GAS - 1.08%
Elf Aquitaine                             84,200     7,664,577
                                                   -----------
ELECTRIC UTILITIES - 3.63%
Iberdrola SA                             679,700     9,633,337
Southern Electric PLC                    350,000     4,749,015
Veba AG                                  194,600    11,255,134
                                                   -----------
                                                    25,637,486
ELECTRICAL EQUIPMENT - 0.90%
Hitachi, Ltd.                            680,000     6,341,421
                                                   -----------
ELECTRONICS - 3.15%
Ascom Holding AG                           3,180   $ 3,238,207
GenRad, Incorporated*                    312,000     7,254,000
SGS Thomson Microelectronics,
 Incorporated*                            68,900     4,873,528
TDK Corporation                          106,000     6,910,457
                                                   -----------
                                                    22,276,192

FINANCIAL SERVICES - 5.24%
Enhance Financial Services Group,
 Incorporated                            126,300     4,609,950
Internationale Nederlanden Groep NV      316,540    11,403,874
PennCorp Financial Group,
 Incorporated                            247,750     8,919,000
UST Corporation                          585,800    12,082,125
                                                   -----------
                                                    37,014,949
FOOD & BEVERAGES - 7.92%
Danone                                    22,600     3,149,234
Kao Corporation                        1,584,000    18,464,727
Nestle SA                                  8,900     9,554,949
Reckitt & Colman PLC                   1,118,538    13,854,771
Tate & Lyle PLC                        1,350,950    10,935,821
                                                   -----------
                                                    55,959,502
HOUSEHOLD APPLIANCES FURNISHING - 1.98%
Matsushita Electric Industrial
 Company, Ltd.                           404,000     6,593,213
Philips Electronics NV                   182,300     7,391,254
                                                   -----------
                                                    13,984,467
HOUSEHOLD PRODUCTS - 2.18%
Unilever PLC                             636,100    15,420,276
                                                   -----------
INDUSTRIAL MACHINERY- 4.48%
Bobst AG                                   2,500     3,380,650
Schindler Holding AG                       3,400     3,695,928
Sulzer AG                                  5,600     3,234,068
Sumitomo Rubber Industries               450,000     3,353,337
Tecumseh Products Company                121,500     6,971,063
Valeo                                    179,100    11,045,967
                                                   -----------
                                                    31,681,013
INSURANCE - 3.96%
MBIA, Incorporated                       115,300    11,674,125
SCOR SA, ADS                              94,750     3,332,731
Sumitomo Marine & Fire                   836,000     5,197,479
WPP Group PLC, ADR                     1,794,000     7,775,946
                                                   -----------
                                                    27,980,281

MUTUAL FUNDS - 0.26%
India Gateway Fund                       327,260     1,466,125
Indian Opportunities Fund                 43,588       338,682
                                                   -----------
                                                     1,804,807
PAPER - 1.31%
Boise Cascade Corporation                290,700     9,229,725
                                                   -----------

PETROLEUM SERVICES - 1.62%
Repsol SA                                299,400    11,484,783
                                                   -----------

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
------------------------------------------------------------------------
                                              Shares         Value
                                              ------         -----
PHOTOGRAPHY - 2.02%
Fuji Photo Film Company                       433,000     $ 14,282,532
                                                          ------------
POLLUTION CONTROL - 1.96%
Browning-Ferris Industries,
 Incorporated                                 527,200       13,839,000
                                                          ------------
PUBLISHING -2.33%
Houghton Mifflin Company                      290,400       16,443,900
                                                          ------------
RAILROADS & EQUIPMENT - 0.87%
East Japan Railway                              1,360        6,118,297
                                                          ------------
RETAIL TRADE - 8.51%
Coles Myer, Ltd.                            1,814,347        7,470,247
Delhaize-Le Lion SA                           118,900        7,064,108
G.I.B. Holdings, Ltd.                          79,300        3,554,160
Karstadt AG                                    38,300       12,942,552
Limited, Incorporated                         344,600        6,332,025
D.S. Revco, Incorporated*                     113,600        4,203,200
Vendex International NV                        84,500        3,616,884
Waban, Incorporated*                          576,200       14,981,200
                                                          ------------
                                                            60,164,376
SOFTWARE - 0.30%
Novell, Incorporated*                         224,000        2,121,000
                                                          ------------
STEEL - 0.32%
Lukens, Incorporated                          113,000        2,274,125
                                                          ------------
TELECOMMUNICATION SERVICES - 2.24%
Comsat Corporation                            582,500       14,344,063
Lucent Technologies, Incorporated              32,732        1,513,855
                                                          ------------
                                                            15,857,918
TELEPHONE - 9.42%
American Telephone & Telegraph
 Corporation                                  342,300       14,890,050
MCI Communications Corporation                385,800       12,610,838
Nippon Telegraph & Telephone
 Corporation                                    2,447       18,551,645
Stet                                        3,650,000       12,331,081
Telefonica De Espana SA                       353,300        8,204,887
                                                          ------------
                                                            66,588,501
TOBACCO - 2.91%
BAT Industries PLC                            490,000        4,063,046
Philip Morris Companies, Incorporated         146,000       16,544,613
                                                          ------------
                                                            20,607,659
TRUCKING & FREIGHT - 0.96%
Peninsular & Oriental Steam
 Navigation Company                           672,000        6,804,042
                                                          ------------
TOTAL COMMON STOCKS
 (Cost: $645,015,596)                                     $696,485,855
                                                          ------------

Principal
 Amount                                                       Value
 ------                                                       -----
REPURCHASE AGREEMENT - 1.47%
$10,421,000 Repurchase Agreement with State
            Street Bank & Trust Company dated
            12/31/96 at 4.75%, to be repurchased at
            $10,423,750 on 01/02/97 collateralized
            by $10,840,000 U.S. Treasury Notes,
            5.50% due 12/31/00 (valued at $10,934,734,
            including interest)                             $ 10,421,000
                                                            ------------

TOTAL INVESTMENTS
(Global Equity Trust) (Cost: $655,436,596)                  $706,906 855
                                                            ============


GROWTH TRUST
                                         Shares         Value
                                         ------         -----
COMMON STOCKS - 78.40%
AEROSPACE - 4.22%
Boeing Company                            6,350    $  675,481
Computer Sciences Corporation*            9,725       798,666
Gulfstream Aerospace Corporation*        24,000       582,000
Lockheed Martin Corporation               4,150       379,725
                                                      -------
                                                    2,435,872
BANKING - 1.01%
BankAmerica Corporation                   5,850       583,538
                                                      -------
BUSINESS SERVICES - 2.09%
First Data Corporation                    8,450       308,425
Fiserv, Incorporated*                    12,450       457,538
Gartner Group, Incorporated, Class A*    11,325       440,967
                                                      -------
                                                    1,206,930
CHEMICALS - 0.65%
The B.F. Goodrich Company                 9,275       375,638
                                                      -------

COMPUTERS & BUSINESS EQUIPMENT - 7.01%
3Com Corporation*                         6,500       476,937
Cisco Systems, Incorporated*             20,475     1,302,722
Compaq Computer Corporation*              8,000       594,000
Fore Systems, Incorporated*              17,000       558,875
International Business Machines
 Corporation                              4,725       713,475
Oce-Van Der Grinten NV                    3,700       402,039
                                                      -------
                                                    4,048,048
CONGLOMERATES - 0.32%
Hunter Douglas NV                         2,700       182,189
                                                      -------
DOMESTIC OIL - 0.54%
Phillips Petroleum Company                7,025       310,856
                                                      -------


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------
                                          Shares         Value
                                          ------         -----
DRUGS & HEALTH CARE - 13.51%
ASTRA AB, Series B                         9,500     $ 458,291
ASTRA AB, ADR                              2,600       124,150
Bristol-Myers Squibb Company               7,525       818,344
Cardinal Health, Incorporated              8,175       476,194
Columbia/HCA Healthcare Corporation       14,562       593,402
Johnson & Johnson                          6,550       325,862
Eli Lilly and Company                      6,100       445,300
Oxford Health Plans, Incorporated*         9,600       562,200
Pacificare Health System,
 Incorporated, Class B*                    4,150       353,788
Phycor, Incorporated*                     24,025       681,709
SmithKline Beecham PLC, ADR                7,625       518,500
Stryker Corporation                        7,250       216,594
United States Surgical Corporation        14,500       570,937
Warner-Lambert Company                    22,050     1,653,750
                                                     ---------
                                                     7,799,021
ELECTRICAL EQUIPMENT - 2.56%
Duracell International, Incorporated       5,550       387,806
General Electric Company                  11,000     1,087,625
                                                     ---------
                                                     1,475,431
ELECTRONICS - 10.56%
ADC Telecommunication, Incorporated*      24,725       769,566
Altera Corporation*                        7,825       568,780
Andrew Corporation*                        5,300       281,231
Intel Corporation*                        13,325     1,744,742
Maxim Integrated Products,
 Incorporated                             13,250       573,062
Picturetel Corporation*                    6,825       177,450
Tellabs, Incorporated*                    15,850       596,356
Xilinx, Incorporated*                     37,750     1,389,672
                                                     ---------
                                                     6,100,859
FINANCIAL SERVICES - 3.44%
Associates First Capital
 Corporation, Class A                     13,275       585,759
The Chase Manhattan Corporation            6,450       575,663
Federal Home Loan Mortgage
 Corporation                               2,625       289,078
Federal National Mortgage Association     14,425       537,331
                                                     ---------
                                                     1,987,831
FOOD & BEVERAGES - 2.17%
The Coca-Cola Company                     11,100       584,137
The Coca-Cola Enterprises,
 Incorporated                             13,825       670,513
                                                     ---------
                                                     1,254,650
GAS & PIPELINE UTILITIES - 0.68%
The Williams Companies, Incorporated      10,500       393,750
                                                     ---------

HOTELS & RESTAURANTS - 1.98%
The Cheesecake Factory, Incorporated*      6,750       122,344
HFS, Incorporated*                         2,900       173,275
Host Marriott Corporation                 14,950       239,200
Marriot International, Incorporated        8,825       487,581
Sun International Hotels, Ltd.*            3,350       122,275
                                                     ---------
                                                     1,144,675
HOUSEHOLD APPLIANCES FURNISHING - 0.90%
Sunbeam Corporation                       20,150     $ 518,863
                                                     ---------

HOUSEHOLD PRODUCTS - 1.16%
Clorox Company                             6,650       667,494
                                                     ---------

INSURANCE - 3.06%
CIGNA Corporation                          2,850       389,381
Everest Reinsurance Holdings               9,100       261,625
Progressive Corporation                    8,200       552,475
Providian Corporation                     11,000       565,125
                                                     ---------
                                                     1,768,606
INTERNATIONAL OIL - 1.44%
THE BRITISH PETROLEUM COMPANY
 PLC, ADR                                  1,250       176,719
Exxon Corporation                          1,800       176,400
Gulf Canada Resources, Ltd.               18,000       132,750
Royal Dutch Petroleum Company, ADR         1,100       187,825
Texaco, Incorporated                       1,600       157,000
                                                     ---------
                                                       830,694

LEISURE TIME - 2.34%
Circus Circus Enterprises, Incorporated*  25,150       864,531
International Game Technology             26,800       489,100
                                                     ---------
                                                     1,353,631
PETROLEUM SERVICES - 1.06%
Global Marine, Incorporated*               7,500       154,688
Schlumberger, Ltd.                         4,600       459,425
                                                     ---------
                                                       614,113
RETAIL GROCERY - 1.56%
Kroger Company*                            6,800       316,200
Safeway, Incorporated*                    13,700       585,675
                                                     ---------
                                                       901,875
RETAIL TRADE - 1.59%
Consolidated Stores Corporation*          10,094       324,262
Federated Department Stores,
 Incorporated*                            11,250       383,906
Fila Holdings SPA, ADR                     3,650       212,156
                                                     ---------
                                                       920,324
SOFTWARE - 10.07%
BMC Software, Incorporated*               16,750       693,031
Cadence Design System, Incorporated*      16,700       663,825
Computer Associate International,
 Incorporated                             11,575       575,856
Documentum, Incorporated*                  2,350        79,313
HBO & Company                             11,350       673,906
Microsoft Corporation*                     2,050       169,381
Oracle Corporation*                       18,000       751,500

Parametric Technology Corporation*        18,025       926,035
PeopleSoft, Incorporated*                 16,650       798,159
Shared Medical Systems Corporation         9,875       486,344
                                                     ---------
                                                     5,817,350
TELECOMMUNICATION SERVICES - 3.54%
Ascend Communications, Incorporated       13,525       840,241
Korea Mobile Telecommunication, ADR        6,953        89,513
Lucent Technologies, Incorporated         10,900       504,125


     The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------
                                          Shares         Value
                                          ------         -----
TELECOMMUNICATION SERVICES - CONTINUED
Premisys Communications,
 Incorporated*                            12,400   $   418,500
TeleCom Brazil-Telebras, ADR               2,475       189,338
                                                   -----------
                                                     2,041,717
TELEPHONE - 0.94%
DDI Corporation                               10        66,142
WorldCom, Incorporated*                   18,275       476,292
                                                   -----------
                                                       542,434
TOTAL COMMON STOCKS
(Cost: $43,019,972)                                $45,276,389
                                                   -----------
WARRANTS - 0.42%
ELECTRONICS - 0.42%
Intel Corporation (Expiration date
 03/14/98; Strike price $41.75)            2,600       239,850
                                                       -------

TOTAL WARRANTS
(Cost: $201,607)                                      $239,850
                                                      --------

Principal
 Amount                                                 Value
 ------                                                 -----
REPURCHASE AGREEMENT - 21.18%
$ 12,232,000 Repurchase Agreement with
             State Street Bank & Trust Company
             dated 12/31/96 at 4.75%, to be
             repurchased at $12,235,228 on
             01/02/97, collateralized by
             $11,955,000 U.S. Treasury Notes,
             7.25% due 02/15/98 (valued at
             $12,805,465, including interest)      $12,232,000
                                                   -----------

TOTAL INVESTMENTS
(Growth Trust) (Cost: $55,453,579)                 $57,748,239
                                                   ===========

EQUITY TRUST
                                           Shares        Value
                                           ------        -----
COMMON STOCKS -95.03%
AEROSPACE - 3.03%
BE Aerospace, Incorporated*                80,000  $ 2,170,000
Boeing Company                            121,100   12,882,013
Bombardier, Incorporated, Class B         570,000   10,490,031
U.S. Robotics Corporation*                 45,000    3,240,000
United Technologies Corporation           188,000   12,408,000
                                                   -----------
                                                    41,190,044
AIR TRAVEL - 0.50%
America West Airlines,
 Incorporated, Class B*                   17,300       274,637
KLM Royal Dutch Airlines*                  2,857        79,639
Southwest Airlines Company               100,000     2,212,500
USAir Group, Incorporated*               178,900     4,181,788
                                                   -----------
                                                     6,748,564
APPAREL & TEXTILES - 0.61%
Reebok International, Ltd.               198,500     8,337,000
                                                   -----------
AUTOMOBILES - 0.53%
Chrysler Corporation                     217,000     7,161,000
                                                   -----------
AUTO PARTS - 0.52%
The Allen Group, Incorporated            315,900     7,028,775
                                                   -----------
BANKING - 5.21%
Bank of New York, Incorporated           146,000     4,927,500
BankAmerica Corporation                  133,700    13,336,575
Citicorp                                 104,500    10,763,500
Comerica, Incorporated                   391,200    20,489,100
GreenPoint Financial Corporation          60,000     2,835,000
MBNA Corporation                         135,000     5,602,500
NationsBank Corporation                  132,100    12,912,775
                                                   -----------
                                                    70,866,950
BUSINESS SERVICES - 3.11%
AC Nielsen Corporation*                  480,700     7,270,588
Cognizant Corporation*                   225,000     7,425,000
IKOS Systems, Incorporated*               34,700       694,000
NCR Corporation*                          25,000       840,625
Nokia Corporation, ADR                   160,000     9,220,000
Stone & Webster, Incorporated            237,000     7,465,500
TeleSpectrum Worldwide,
 Incorporated*                           174,000     2,762,250
Viad Corporation                         400,200     6,603,300
                                                   -----------
                                                    42,281,263
CHEMICALS - 2.12%
BetzDearborn, Incorporated               115,000     6,727,500
Monsanto Company                          50,000     1,943,750
Nalco Chemical Company                   424,100    15,320,613
Union Carbide Corporation                119,300     4,876,387
                                                   -----------
                                                    28,868,250
COMPUTERS & BUSINESS EQUIPMENT - 4.91%
Comdisco, Incorporated                   288,500     9,159,875
Compaq Computer Corporation*             134,400     9,979,200
Dell Computer Corporation*               269,000    14,290,625
E*Trade Group, Incorporated*              70,000       805,000
Exabyte Corporation*                     100,900     1,349,538
Ingram Micro, Incorporated, Class A*     150,000     3,450,000
Quantum Corporation*                      40,000     1,145,000
Radius, Incorporated*                        195           104
Seagate Technology, Incorporated*        322,800    12,750,600
Tech Data Corporation*                   192,800     5,277,900
Western Digital Corporation*             150,000     8,531,250
                                                   -----------
                                                    66,739,092
CONTIANERS & GLASS - 0.10%
Owens-Illinois, Incorporated*             59,100     1,344,525
                                                   -----------
CRUDE PETROLEUM & NATURAL GAS - 5.03%
American Exploration Company*            350,800     5,612,800
Anadarko Petroleum Corporation            99,100     6,416,725
Belco Oil & Gas Corporation*              50,600     1,385,175
BJ Services Company*                     224,500    11,449,500
Chesapeake Energy Corporation*           209,000    11,625,625
Chieftrain International, Incorporated*   12,400       322,400


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------
                                          Shares         Value
                                          ------         -----
CRUDE PETROLEUM & NATURAL GAS - CONTINUED
Cliffs Drilling Company*                 185,600  $ 11,739,200
Denbury Resources, Incorporated-CAD*     294,650     4,303,659
Denbury Resources, Incorporated*           1,350        19,406
Forcenergy Gas Exploration,
 Incorporated*                           243,600     8,830,500
Renaissance Energy, Ltd.*                196,300     6,687,647
United Meridian Corporation*                 200        10,350
                                                  ------------
                                                    68,402,987
DOMESTIC OIL - 4.32%
Flores & Rucks, Incorporated*            191,400    10,192,050
Noble Affiliates, Incorporated           232,100    11,111,788
PanEnergy Corporation                    304,000    13,680,000
Pennzoil Company                         158,000     8,927,000
Sun Company, Incorporated                172,600     4,207,125
Unocal Corporation                       260,900    10,599,062
                                                  ------------
                                                    58,717,025
DRUGS & HEALTH CARE - 4.33%
AmeriSource Health Corporation*           60,000     2,895,000
Becton Dickinson & Company               303,400    13,159,975
Bristol Myers Squibb Company             130,800    14,224,500
Fresenius Medical Care
 Aktiengesel, ADR*                        30,000       843,750
Healthsouth Corporation*                  91,700     3,541,913
Living Centers of America, Incorporated*  60,000     1,665,000
Merck & Company, Incorporated             70,000     5,547,500
Pediatrix Medical Group*                 117,100     4,318,062
Renal Treatment Centers, Incorporated*    80,000     2,040,000
Sierra Health Services, Incorporated*    431,100    10,615,837
                                                  ------------
                                                    58,851,537
ELECTRICAL EQUIPMENT - 4.75%
ANTEC Corporation*                       143,800     1,294,200
Atmel Corporation*                       189,400     6,273,875
DT Inductries, Incorporated              155,000     5,425,000
General Electric Company                 199,400    19,715,675
General Instrument Corporation*          277,700     6,005,262
Jabil Circuit, Incorporated*             120,000     4,800,000
Oak Industries, Incorporated             249,900     5,747,700
Raychem Corporation                      149,000    11,938,625
Westinghouse Electric Corporation        168,500     3,348,938
                                                  ------------
                                                    64,549,275
ELECTRONICS - 11.23%
Adaptec, Incorporated*                   292,600    11,704,000
Bell & Howell Company*                   161,400     3,833,250
Benchmark Electronics, Incorporated*     180,000     5,422,500
Brightpoint, Incorporated*               331,550     9,863,612
Credence Systems Corporation*            125,000     2,515,625
Dynatech Corporation*                     50,000     2,212,500
Etec Systems, Incorporated*              446,100    17,063,325
Hadco Corporation*                        56,000     2,744,000
Imation Corporation*                   1,156,300    32,520,938
Intel Corporation*                       185,300    24,262,719
Inter-Tel, Incorporated*                 280,000     5,320,000
Lam Research Corporation*                177,100     4,980,938
Lattice Semiconductor Corporation*        66,000     3,036,000
Leitch Technology Corporation*            34,100       633,787
Linear Technology Corporation             30,000     1,316,250
Motorola, Incorporated                    50,000     3,068,750
Silicon Graphics, Incorporated*          308,300     7,861,650
Tellabs, Incorporated*                   170,000     6,396,250
Xilinx, Incorporated*                      7,300       268,731
Zebra Technologies
 Corporation, Class A*                   328,000     7,667,000
                                                  ------------
                                                   152,691,825
FINANCIAL SERVICES - 6.72%
American Express Company                 290,900    16,435,850
Case Corporation                         171,300     9,335,850
Delta Financial Corporation*               3,000        54,000
FactSet Research Systems,
 Incorporated*                            88,500     1,858,500
Federal Home Loan Mortgage
 Corporation                              82,700     9,107,337
Federal National Mortgage Association    430,400    16,032,400
Household International, Incorporated    262,000    24,169,500
Travelers Group, Incorporated            316,400    14,356,650
                                                  ------------
                                                    91,350,087
FOOD & BEVERAGES -0.12%
Earthgrains Company                       31,000     1,619,750
                                                  ------------

FURNITURE AND FIXTURES - 0.15%
O'Sullivan Industries Holdings,
 Incorporated*                           150,000     2,100,000
                                                  ------------

GAS & PIPELINE UTILITIES - 0.94%
Columbia Gas Systems, Incorporated       200,000    12,725,000
                                                  ------------
HOTELS & RESTAURANTS - 0.48%
Hospitality Franchise Systems,
 Incorporated*                            15,000       896,250
Hilton Hotels Corporation                204,700     5,347,787
Sun International Hotels, Ltd.*            6,000       219,000
                                                  ------------
                                                     6,463,037
HOUSEHOLD APPLIANCES FURNISHING - 2.06%
Stanley Furniture, Incorporated*         183,300     3,643,087
Sunbeam Corporation                      946,400    24,369,800
                                                  ------------
                                                    28,012,887
HOUSEHOLD PRODUCTS - 2.31%
Dial Corporation                         709,100    10,459,225
Tupperware Corporation                   392,000    21,021,000
                                                  ------------
                                                    31,480,225
INDUSTRIAL MACHINERY - 2.33%
Applied Materials, Incorporated*          60,000     2,156,250

Crane Company                            100,000     2,900,000
Kaydon Corporation                       249,800    11,771,825
Manitowoc, Incorporated                   44,600     1,806,300
TRINOVA Corporation                      257,200     9,355,650
Tyco International, Ltd.                  70,000     3,701,250
                                                  ------------
                                                    31,691,275

     The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------
                                          Shares         Value
                                          ------         -----
INSURANCE - 0.94%
CIGNA Corporation                         94,000   $12,842,750
                                                   -----------
LEISURE TIME - 0.43%
Brunswick Corporation                    245,000     5,880,000
                                                   -----------
LIQUOR - 0.40%
Adolph Coors Company, Class B            285,600     5,426,400
                                                   -----------
MINING - 0.29%
Bro-X Minerals, Ltd.*                     23,500        41,189
Greenstone Resources, Ltd.*              333,000     3,878,880
                                                   -----------
                                                     3,920,069
MISCELLANEOUS - 0.11%
CareMatrix Corporation*                  118,400     1,554,000
                                                   -----------
NON-FERROUS METALS - 0.56%
Oregon Metallurgical Corporation          44,100     1,422,225
Titanium Metals Corporation*             190,000     6,246,250
                                                   -----------
                                                     7,668,475
OFFICE FURNISHINGS & SUPPLIES - 0.21%
Staples, Incorporated*                   160,000     2,890,000
                                                   -----------
PAPER - 1.45%
IKON Office Solutions, Incorporated*     286,500    14,790,562
Unisource Worldwide, Incorporated        244,900     4,959,225
                                                   -----------
                                                    19,749,787
PETROLEUM SERVICES - 1.80%
Baker Hughes, Incorporated               220,000     7,590,000
Tosco Corporation                        186,800    14,780,550
Western Atlas, Incorporated*              29,700     2,104,987
                                                   -----------
                                                    24,475,537
PHOTOGRAPHY - 0.76%
Eastman Kodak Company                    128,600    10,320,150
                                                   -----------
POLLUTION CONTROL - 0.25%
Allied Waste Industries, Incorporated*   374,700     3,465,975
                                                   -----------
PUBLISHING - 0.34%
John H. Harland Company                  141,100     4,656,300
                                                   -----------
REAL ESTATE - 0.14%
Brooks Fiber Properties, Incorporated*    76,500     1,950,750
                                                   -----------
RETAIL GROCERY - 0.02%
Dominicks Supermarkets, Incorporated*     10,000       217,500
                                                   -----------
RETAIL TRADE - 6.47%
Circuit City Stores, Incorporated        110,300   $ 3,322,787
CompUSA, Incorporated*                   436,800     9,009,000
Consolidated Stores Corporation*          70,625     2,268,828
CVS Corporation                          245,700    10,165,838
Dayton Hudson Corporation                173,900     6,825,575
Footstar, Incorporated*                   70,737     1,759,583
Limited, Incorporated                    110,000     2,021,250
Loehmanns, Incorporated*                  48,500     1,115,500
Office Depot, Incorporated*              510,000     9,052,500
99 Cents Only Stores*                    183,800     3,009,725
PETsMART, Incorporated*                  163,800     3,583,125
Pier 1 Imports, Incorporated             404,700     7,132,838
Ross Stores, Incorporated                165,000     8,250,000
Sears Roebuck & Company                  255,000    11,761,875
TJX Companies, Incorporated              184,400     8,735,950
                                                   -----------
                                                    88,014,374
SHIPBUILDING - 0.00%
Avondale Industries, Incorporated*           100         2,150
                                                   -----------
SOFTWARE - 1.36%
Business Objects SA, ADR*                371,900     5,020,650
Cognos, Incorporated*                     20,000       562,500
Electronics For Imaging, Incorporated*   135,000    11,103,750
Forte Software, Incorporated*              5,300       173,575
Platinum Software Corporation*                19           226
Solectron Corporation*                    30,000     1,601,250
                                                   -----------
                                                    18,461,951
STEEL - 0.11%
Quanex Corporation                        55,000     1,505,625
                                                   -----------
TELECOMMUNICATION SERVICES - 6.67%
AMRESCC, Incorporated*                    91,000     2,434,250
Comsat Corporation                       244,000     6,008,500
DSP Communications, Incorporated*        100,000     1,937,500
LM Ericsson Telephone Company,
ADR*                                      80,000     2,415,000
ICG Communications, Incorporated          74,800     1,318,350
IPC Information Systems, Incorporated    111,300     1,683,413
Lucent Technologies, Incorporated        168,600     7,797,750
MFS Communications, Incorporated*        795,000    43,327,500
Mastec, Incorporated*                    144,700     7,669,100
Ortel Corporation*                       580,400    13,929,600
Teleport Communications
 Group, Class A*                          70,000     2,135,000
                                                   -----------
                                                    90,655,963
TELEPHONE - 5.43%
Ameritech Corporation                     80,000     4,850,000
Cincinnati Bell, Incorporated            423,200    26,079,700
LCl International, Incorporated*         362,600     7,795,900
MCI Communications Corporation           214,700     7,018,006
NYNEX Corporation                        260,000    12,512,500
Pacific Telesis Group                     90,000     3,307,500
Tel-Save Holdings, Incorporated*         144,500     4,190,500
Worldcom, Incorporated*                  312,200     8,136,713
                                                   -----------
                                                    73,890,819
TOBACCO - 0.99%
Philip Morris Companies, Incorporated    120,000    13,515,000
                                                   -----------
TOYS, AMUSEMENTS & SPORTING GOODS - 0.53%
Toys R Us, Incorporated*                 239,800     7,194,000
                                                   -----------


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------
                                          Shares            Value
                                          ------            -----
TRUCKING & FREIGHT - 0.37%
Consolidated Freightways Corporation*     93,100   $      826,262
Consolidated Freightways, Incorporated   186,200        4,142,950
                                                   --------------
                                                        4,969,212

TOTAL COMMON STOCKS
(Cost: $1,174,612,189)                             $1,292,447,160
                                                   --------------
WARRANTS - 0.68%*
ELECTRONICS - 0.68%
Intel Corporation (Expiration date
 03/14/98; strike price $41.75)          100,000        9,225,000
                                                   --------------

TOTAL WARRANTS
(Cost: $9,831,160)                                 $    9,225,000
                                                   --------------
                                       Principal
                                          Amount            Value
                                          ------            -----
CONVERTIBLE BONDS - 0.14%
MIDCOM Communications,
 Incorporated, 8.25% due 03/08/15     $2,069,000   $    1,872,445
                                                   --------------
TOTAL CONVERTIBLE BONDS
 (Cost: $2,069,000)                                $    1,872,445
                                                   --------------
Principal
 Amount                                                     Value
 ------                                                     -----
REPURCHASE AGREEMENT - 4.15%
 $56,500,000   Repurchase Agreement with State
               Street Bank & Trust Company
               dated 12/31/96 at 4.75%, to be
               repurchased at $56,514,910 on
               01/02/97, collateralized by
               $38,750,000 U.S. Treasury Bonds,
               12.00% due 08/15/13 (valued at
               $59,391,246, including interest)    $   56,500,000
                                                   --------------

TOTAL INVESTMENTS
(Equity Trust) (Cost: $1,243,012,349)              $1,360,044,605
                                                   ==============

QUANTITATIVE EQUITY TRUST
                                          Shares            Value
                                          ------            -----
COMMON STOCKS - 91.62%
AEROSPACE - 1.13%
United Technologies Corporation           15,600       $1,029,600
                                                       ----------
APPAREL & TEXTILES - 0.30%
Jones Apparel Group, Incorporated*         7,400          276,575
                                                       ----------
AUTOMOBILES - 2.13%
Chrysler Corporation                      31,800        1,049,400
Ford Motor Company                        28,100          895,688
                                                       ----------
                                                        1,945,088
BANKING - 8.15%
Banc One Corporation                      23,300        1,001,900
Bankers Trust New York Corporation        10,900          940,125
Chase Manhattan Corporation                7,000          624,750
Citicorp                                   4,700          484,100
First Union Corporation                   13,400          991,600
Firstar Corporation                        2,700          141,750
J.P. Morgan and Company, Incorporated      8,700          849,337
KeyCorp                                   16,300          823,150
MBNA Corporation                          13,500          560,250
Nationsbank Corporation                   10,600        1,036,150
                                                       ----------
                                                        7,453,112

BUILDING MATERIALS - 1.19%
Lowe's Companies, Incorporated            21,200          752,600
Masco Corporation                          9,400          338,400
                                                       ----------
                                                        1,091,000
BUSINESS SERVICES - 0.31%
Robert Half International, Incorporated    8,200          281,875
                                                       ----------
CHEMICALS - 4.73%
B.F. Goodrich Company                      8,800          356,400
Engelhard Corporation                     32,400          619,650
E.I Du Pont De Nemours and Company        15,700        1,481,688
Monsanto Company                          26,500        1,030,187
Praxair, Incorporated                     18,100          834,863
                                                       ----------
                                                        4,322,788
COMPUTERS & BUSINESS EQUIPMENT - 1.83%
Cadence Design Systems Incorporated*       7,550          300,112
Lexmark International Group,
 Incorporated*                             7,900          218,238
Silicon Graphics, Incorporated*           14,900          379,950
Sun Microsystems, Incorporated*           30,200          775,762
                                                       ----------
                                                        1,674,062
DOMESTIC OIL - 1.25%
Atlantic Richfield Company                 8,600        1,139,500
                                                       ----------
DRUGS & HEALTH CARE - 8.00%
American Home Products Corporation        17,000          996,625
Amgen, Incorporated*                      21,400        1,163,625
Bristol Myers Squibb Company              10,500        1,141,875
Dura Pharmaceuticals, Incorporated*        5,800          276,950
Eli Lilly and Company                     10,400          759,200
Merck and Company, Incorporated           11,900          943,075
Pfizer, Incorporated                      11,200          928,200
Schering Plough Corporation               17,100        1,107,225
                                                       ----------
                                                        7,316,775
ELECTRIC UTILITIES - 4.91%
AES Corporation*                           5,800          269,700
Calenergy, Incorporated*                  11,700          393,413
CMS Energy Corporation                     3,200          107,600
Dominion Resources, Incorporated          18,000          693,000
Duke Power Company                        15,900          735,375
FPL Group, Incorporated                   19,100          878,600
Illinova Corporation                       5,200          143,000
Pacific Gas and Electric Company          23,600          495,600
Pinnacle West Capital Corporation          9,100          288,925

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------
                                          Shares         Value
                                          ------         -----
ELECTRIC UTILITIES - CONTINUED
Southern Company                          21,500    $  486,437
                                                    ----------
                                                     4,491,650
ELECTRICAL EQUIPMENT - 2.85%
General Electric Company                  16,100     1,591,888
Tyco International, Ltd.                  19,200     1,015,200
                                                    ----------
                                                     2,607,088
ELECTRONICS - 2.91%
Intel Corporation                         10,500     1,374,844
Linear Technology Corporation             19,800       868,725
LSI Logic Corporation*                    15,500       414,625
                                                    ----------
                                                     2,658,194
FINANCIAL SERVICES - 2.36%
The Money Store, Incorporated              7,700       212,712
Northern Trust Corporation                 8,400       304,500
SunAmerica, Incorporated                   7,300       323,938
Travelers Group, Incorporated             29,000     1,315,875
                                                    ----------
                                                     2,157,025
FOOD & BEVERAGES - 3.88%
Archer Daniels Midland Company            49,700     1,093,400
Campbell Soup Company                     13,400     1,075,350
Conagra, Incorporated                     21,400     1,064,650
Hershey Foods Corporation                  7,100       310,625
                                                    ----------
                                                     3,544,025
HOSPITAL SUPPLY - 1.41%
Baxter International, Incorporated        23,600       967,600
United States Surgical Corporation         8,200       322,875
                                                    ----------
                                                     1,290,475
HOTELS & RESTAURANTS - 2.03%
Hilton Hotels Corporation                 36,000       940,500
Hospitality Franchise Systems,
 Incorporated*                            15,300       914,175
                                                    ----------
                                                     1,854,675
HOUSEHOLD PRODUCTS - 1.37%
Clorox Company                             2,300       230,862
Colgate Palmolive Company                 11,100     1,023,975
                                                    ----------
                                                     1,254,837
INSURANCE - 2.95%
American International Group,
 Incorporated                              5,500       595,375
Cigna Corporation                          7,400     1,011,025
Marsh and McLennan Companies,
 Incorporated                             10,500     1,092,000
                                                    ----------
                                                     2,698,400
INTERNATIONAL OIL - 2.58%
Mobil Corporation                          9,600     1,173,600
Texaco, Incorporated                      12,100     1,187,313
                                                    ----------
                                                     2,360,913
LEISURE TIME - 4.20%
Callaway Golf Company                      7,400       212,750
Carnival Corporation                      32,000     1,056,000
HBO and Company                            5,300       314,687
Mirage Resorts, Incorporated*              8,700       188,138
Promus Hotel Corporation*                  9,400       278,475
Viacom, Incorporated*                     20,600       718,425
The Walt Disney Company                   15,400     1,072,225
                                                    ----------
                                                     3,840,700
MACHINERY - 0.88%
Ingersoll Rand Company                    18,000       801,000
                                                    ----------
MISCELLANEOUS MANUFACTURING - 1.18%
Minnesota Mining and Manufacturing
 Company                                  13,000     1,077,375
                                                    ----------
NATURAL GAS - 0.41%
Noble Affiliates, Incorporated             7,800       373,425
                                                    ----------
OFFICE FURNISHINGS & SUPPLIES - 0.88%
Pitney Bowes, Incorporated                14,700       801,150
                                                    ----------
PAPER - 1.13%
James River Corporation of Virginia       31,200     1,033,500
                                                    ----------
PERSONAL CARE - 2.38%
Avon Products, Incorporated               19,300     1,102,513
Gillette Company                          13,800     1,072,950
                                                    ----------
                                                     2,175,463
PETROLEUM SERVICES - 3.37%
Baker Hughes, Incorporated                22,700       783,150
Chevron Corporation                       14,900       968,500
Global Marine, Incorporated*              21,500       443,437
USX Marathon Group                        37,200       888,150
                                                    ----------
                                                     3,083,237
POLLUTION CONTROL - 0.71%
United Waste Systems Incorporated*        10,300       354,063
U.S. Filter Corporation*                   9,400       298,450
                                                    ----------
                                                       652,513
PUBLISHING - 1.15%
Gannett, Incorporated                     14,100     1,055,737
                                                    ----------
RETAIL TRADE - 6.10%
Albertsons, Incorporated                  10,200       363,375
American Stores Company                   24,500     1,001,438
Dayton Hudson Corporation                 24,100       945,925
Sears Roebuck and Company                 20,800       959,400
TJX Companies, Incorporated                3,100       146,862
Tiffany and Company                        9,000       329,625
Tommy Hilfiger Corporation*                5,600       268,800
Toys R Us, Incorporated*                  26,200       786,000
WalMart Stores, Incorporated              33,800       773,175
                                                    ----------
                                                     5,574,600
SOFTWARE - 4.49%
BMC Software, Incorporated*                3,200       132,400
Cisco Systems Incorporated*               16,200     1,030,725
Computer Associates International,
 Incorporated                             15,600       776,100
Informix Corporation*                     26,500       539,938
Microsoft Corporation*                    15,200     1,255,900
Paychex, Incorporated                      7,100       365,206
                                                    ----------
                                                     4,100,269




     The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------
                                          Shares         Value
                                          ------         -----
TELEPHONE - 5.39%
BellSouth Corporation                     17,500    $  706,562
MFS Communications, Incorporated*         10,700       583,150
Airtouch Communications, Incorporated*    25,800       651,450
LCI International, Incorporated*          12,000       258,000
NYNEX Corporation                         21,100     1,015,438
Pacific Telesis Group                     19,500       716,625
SBC Communications, Incorporated          19,200       993,600
                                                    ----------
                                                     4,924,825
TOBACCO - 1.85%
Philip Morris Companies, Incorporated     15,000     1,689,375
                                                    ----------

TRANSPORTATION - 1.23%
Union Pacific Corporation                 18,700     1,124,337
                                                     ---------
TOTAL COMMON STOCKS
(Cost: $73,862,892)                                $83,755,163
                                                   -----------

                                        Principal
                                         Amount          Value
                                         ------          -----
SHORT TERM INVESTMENTS - 8.38%
UNITED STATES TREASURY BILLS - 8.38%
4.20% due 01/09/97                    $  254,000    $  253,763
4.44% due 01/09/97                       215,000       214,788
4.48% due 01/09/97                     1,062,000     1,060,943
4.80% due 01/09/97                     1,205,000     1,203,715
4.87% due 01/09/97                       617,000       616,332
4.88% due 03/06/97                       433,000       429,243
4.90% due 03/06/97                       640,000       634,425
4.94% due 01/09/97                       111,000       110,878
4.95% due 03/06/97                        24,000        23,789
4.97% due 01/09/97                     1,916,000     1,913,884
4.98% due 01/09/97                        50,000        49,945
4.99% due 01/09/97                     1,118,000     1,116,760
5.02% due 03/06/97                        37,000        36,670
                                                    ----------
                                                     7,665,135

TOTAL SHORT TERM INVESTMENTS
(Cost: $7,665,135)                                  $7,665,135
                                                    ----------
TOTAL INVESTMENTS (Quantitative
Equity Trust) (Cost: $81,528,027)                  $91,420,298
                                                   ===========


EQUITY INDEX TRUST
                                          Shares         Value
                                          ------         -----
COMMON STOCKS - 4.45%
MISCELLANEOUS - 4.45%
SPDR Trust                                 4,800      $354,450
                                                      --------

TOTAL COMMON STOCKS (Cost: $331,705)                  $354,450
                                                      --------

                                        Principal
                                         Amount          Value
                                         ------          -----
SHORT TERM INVESTMENTS - 95.55%
UNITED STATES TREASURY BILLS - 19.81%
4.44% due 01/09/97                     $746,000     $  745,265
4.48% due 01/09/97                      113,000        112,887
4.64% due 01/09/97                       20,000         19,979
4.87% due 01/09/97                       47,000         46,949
4.88% due 03/06/97                       40,000         39,653
4.90% due 03/13/97****                  300,000        297,101
4.90% due 03/06/97                      200,000        198,258
4.97% due 01/09/97                        6,000          5,993
5.00% due 03/06/97                      112,000        111,004
                                                    ----------
                                                     1,577,089
FEDERAL HOME LOAN BANK - 15.01%
5.24% due 01/31/97                      500,000        497,817
5.25% due 01/31/97                      200,000        199,125
5.33% due 01/23/97                      500,000        498,372
                                                    ----------
                                                     1,195,314
FEDERAL HOME LOAN MORTGAGE
 CORPORATION - 20.05%
5.40% due 01/17/97                    1,600,000      1,596,160
                                                    ----------

FEDERAL NATIONAL MORTGAGE
 ASSOCIATION - 22.47%
5.19% due 02/14/97                    1,800,000      1,788,582
                                                    ----------
CANADIAN GOVERNMENT - 18.21%
Her Majesty In Right of Canada,
 5.21% due 01/30/97                     500,000        497,902
 5.23% due 05/08/97                     970,000        952,103
                                                    ----------
                                                     1,450,005

TOTAL SHORT TERM INVESTMENTS
 (Cost: $7,607,150)                                 $7,607,150
                                                    ----------

TOTAL INVESTMENTS (Equity
 Index Trust) (Cost: $7,938,855)                    $7,961,600
                                                    ==========

BLUE CHIP GROWTH TRUST
                                          Shares         Value
                                          ------         -----
COMMON STOCK- 90.39%
AEROSPACE - 1.80%
AlliedSignal, Incorporated                77,600    $5,199,200
Lockheed Martin Corporation               27,000     2,470,500
                                                     ---------
                                                     7,669,700
APPAREL & TEXTILES - 1.25%
Jones Apparel Group, Incorporated*        60,000     2,242,500
Warnaco Group, Incorporated, Class A     104,000     3,081,000
                                                     ---------
                                                     5,323,500
AUTO PARTS - 1.20%
Danaher Corporation                       88,000     4,103,000
Lear Seating Corporation                  29,900     1,020,338
                                                     ---------
                                                     5,123,338

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------
                                          Shares         Value
                                          ------         -----
BANKING - 5.71%
Banc One Corporation                      45,900   $ 1,973,700
BankBoston Corporation                    25,000     1,606,250
Citicorp                                  34,400     3,543,200
KeyCorp                                   20,000     1,010,000
Mellon Bank Corporation                   74,700     5,303,700
NationsBank Corporation                   27,500     2,688,125
Northern Trust Company                    57,400     2,080,750
Norwest Corporation                      103,900     4,519,650
Wells Fargo & Company                      5,700     1,537,575
                                                   -----------
                                                    24,262,950
BUSINESS SERVICES - 4.98%
ADT, Ltd.*                               119,600     2,735,850
Automatic Data Processing,
 Incorporated                             76,800     3,292,800
H & R Block, Incorporated                 89,000     2,581,000
Catalina Marketing Corporation            39,000     2,149,875
CUC International, Incorporated*          88,800     2,109,000
First Data Corporation                   112,200     4,095,300
National Data Corporation                 50,000     2,175,000
SunGard Data Systems, Incorporated        52,000     2,054,000
                                                   -----------
                                                    21,192,825
CHEMICALS - 1.55%
E.I. Du Pont De Nemours & Company         27,000     2,548,125
Great Lakes Chemical Corporation          50,000     2,337,500
Petrolite Corporation                      8,000       384,000
A. Schulman, Incorporated                 54,700     1,340,150
                                                   -----------
                                                     6,609,775
COMPUTERS & BUSINESS EQUIPMENT - 3.73%
3Com Corporation                          44,500     3,265,188
Ceridian Corporation*                     32,800     1,328,400
Cisco Systems, Incorporated*              45,900     2,920,387
Hewlett-Packard Company                   28,700     1,442,175
International Business Machines
 Corporation                              31,400     4,741,400
Medic Computer Systems, Incorporated*     53,900    52,172,844
                                                   -----------
                                                    15,870,394
CONSTRUCTION MATERIALS - 0.31%
Masco Corporation                         36,500     1,314,000
                                                   -----------
COSMETICS & TOILETRIES - 1.09%
Crown Cork & Seal, Incorporated           85,000     4,621,875
                                                   -----------
DRUGS & HEALTH CARE - 11.14%
American Home Products Corporation        57,600     3,376,800
Amgen, Incorporated*                      43,600     2,370,750
Apria Healthcare Group, Incorporated*     85,900     1,610,625
Columbia/HCA-Healthcare Corporation      110,200     4,490,650
General Nutrition Companies,
 Incorporated*                            77,300     1,304,437
Johnson & Johnson                         84,900     4,223,775
Eli Lilly & Company                       22,900     1,671,700
Medtronic, Incorporated                   36,200     2,461,600
Merck & Company, Incorporated             50,800     4,025,900
Pacificare Health Systems
 Incorporated, Class B                    42,400     3,614,600
Pfizer, Incorporated                      57,700     4,781,888
Schering-Plouch Corporation               42,400     2,745,400
SmithKline Beecham PLC, ADR               50,000     3,400,000
United Healthcare Corporation             54,300     2,443,500
Venor, Incorporated                       85,000     2,688,125
Warner-Lambert Company                    29,000     2,175,000
                                                   -----------
                                                    47,384,750
ELECTRICAL EQUIPMENT - 3.76%
Boston Scientific Corporation*            57,300     3,438,000
Emerson Electric Company                  25,200     2,438,100
General Electric Company                  55,600     5,497,450
Hubbell, Incorporated, Class B            97,400     4,212,550
Millipore Corporation                     10,000       413,750
                                                   -----------
                                                    15,999,850
ELECTRONICS - 4.71%
Electronic Data Systems Corporation*      45,900     1,985,175
Honeywell, Incorporated                   45,000     2,958,750
Intel Corporation*                        28,700     3,757,906
Linear Technology Corporation             31,000     1,360,125
Maxim Integrated Products,
 Incorporated                             53,900     2,331,175
Silicon Graphics, Incorporated            57,300     1,461,150
Teleflex, Incorporated                    77,000     4,013,625
Xilinx, Incorporated                      59,000     2,171,938
                                                   -----------
                                                    20,039,844
FINANCIAL SERVICES-8.38%
Aames Financial Corporation               60,500     2,170,438
Advanta Corporation, Class B              23,300       952,387
American Express Company                  73,400     4,147,100
The Chase Manhattan Corporation           46,600     4,159,050
Federal Home Loan Mortgage
 Corporation                              49,300     5,429,163
Federal National Mortgage Association     98,700     3,676,575
Green Tree Financial Corporation          45,900     1,772,887
Household International, Incorporated     22,900     2,112,525
The Money Store, Incorporated            105,500     2,914,438
Student Loan Marketing Association        38,000     3,538,750
Travelers Group, Incorporated            105,000     4,764,375
                                                   -----------
                                                    35,637,688
FOOD & BEVERAGES - 4.60%
The Coca-Cola Company                     18,300       963,037
General Mills, Incorporated               19,000     1,204,125
H.J. Heinz Company                        65,000     2,323,750
Interstate Bakeries Corporation           60,000     2,947,500
McCormick & Company, Incorporated         53,000     1,248,813
Nabisco Holdings Corporation, Class A     63,100     2,453,012
PepsiCo, Incorporated                    105,900     3,097,575
Ralston Purina Company                    28,700     2,105,863
Sara Lee Corporation                      86,700     3,229,575
                                                   -----------
                                                    19,573,250
GAS PIPELINE UTILITIES - 1.32%
Cooper Cameron Corporation*               40,000     3,060,000
BJ Services Company*                      50,000     2,550,000
                                                   -----------
                                                     5,610,000

     The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------
                                           Shares         Value
                                           ------         -----
HOTELS & RESTAURANTS - 1.56%
Boston Market, Incorporated*               34,000   $ 1,219,750
ITT Corporation*                           37,000     1,604,875
McDonald's Corporation                     72,200     3,267,050
Outback Steakhouse, Incorporated           20,000       535,000
                                                    -----------
                                                      6,626,675
HOUSEHOLD APPLIANCES FURNISHING - 0.46%
Newell Company                             62,300     1,962,450
                                                    -----------
HOUSEHOLD PRODUCTS - 2.94%
Colgate Palmolive Company                  11,500     1,060,875
Corning, Incorporated                      88,500     4,093,125
Procter & Gamble Company                   36,100     3,880,750
Tupperware Corporation                     65,000     3,485,625
                                                    -----------
                                                     12,520,375
INDUSTRIAL MACHINERY - 0.67%
Tyco International, Ltd.                   53,900     2,849,962
                                                    -----------
INSURANCE - 4.86%
ACE, Ltd.                                  76,300     4,587,537
American International Group,
 Incorporated                              24,100     2,608,825
W.R. Berkley Corporation                   45,000     2,283,750
Mid Ocean, Ltd.                            68,000     3,570,000
PMI Group, Incorporated                    37,000     2,048,875
Travelers Aetna Property Casualty
 Corporation, Class A                      86,000     3,042,250
UNUM Corporation                           35,000     2,528,750
                                                    -----------
                                                     20,669,987
INTERNATIONAL OIL - 2.03%
The British Petroleum Company
 PLC, ADR                                  30,000     4,241,250
Mobil Corporation                          36,100     4,413,225
                                                    -----------
                                                      8,654,475
LEISURE TIME - 1.55%
Carnival Corporation, Class A              74,900     2,471,700
The Walt Disney Company                    59,000     4,107,875
                                                    -----------
                                                      6,579,575
MINING - 0.16%
Newmont Mining Corporation                 15,300       684,675
                                                    -----------

OFFICE FURNISHINGS & SUPPLIES - 1.49%
Corporate Express, Incorporated*           51,000     1,501,313
Reynolds & Reynolds Company, Class A       77,500     2,015,000
Staples, Incorporated*                     23,300       420,856
Wallace Computer Service,
 Incorporated                              69,900     2,411,550
                                                    -----------
                                                      6,348,719
PAPER - 2.20%
Alco Standard Corporation                  60,000     3,097,500
Kimberly Clark Corporation                 49,900     4,752,975
Willamette Industries, Incorporated        21,800     1,517,825
                                                    -----------
                                                      9,368,300
PETROLEUM SERVICES - 1.40%
Camco International, Incorporated          31,500     1,452,937
Halliburton Company                        49,300     2,970,325
Schlumberger, Ltd.                         15,500     1,548,063
                                                    -----------
                                                      5,971,325
PHOTOGRAPHY - 0.92%
Eastman Kodak Company                      48,600     3,900,150
                                                    -----------
POLLUTION CONTROL - 0.47%
USA Waste Services, Incorporated           63,100     2,011,313
                                                    -----------
PUBLISHING - 0.37%
Time Warner, Incorporated                  42,500     1,593,750
                                                    -----------
RAILROADS & EQUIPMENT - 0.65%
Burlington Northern Santa Fe               32,100     2,772,637
                                                    -----------
RETAIL GROCERY - 1.76%
American Stores Company                    40,300     1,647,263
Richfood Holdings, Incorporated           105,900     2,568,075
Safeway, Incorporated*                     76,800     3,283,200
                                                    -----------
                                                      7,498,538
RETAIL TRADE - 3.12%
Circuit City Stores, Incorporated          28,700       864,587
Eckerd Corporation*                        19,138       612,416
Federal Department Stores,
 Incorporated*                             83,700     2,856,263
The Home Depot, Incorporated               38,900     1,949,862
Kohl's Corporation*                        74,500     2,924,125
Revco D.S., Incorporated                  110,000     4,070,000
                                                    -----------
                                                     13,277,253
SOFTWARE - 3.19%
Adobe Systems, Incorporated                32,600     1,218,425
BMC Software, Incorporated*               114,600     4,741,575
Informix Corporation*                      63,100     1,285,662
Microsoft Corporation*                     32,200     2,660,525
Oracle Systems Corporation*                50,000     2,087,500
Synopsys, Incorporated                     34,400     1,591,000
                                                    -----------
                                                     13,584,687
STEEL - 0.34%
Nucor Corporation                          28,700     1,463,700
                                                    -----------

TELECOMMUNICATION SERVICES - 1.24%
ALLTEL Corporation                         46,000     1,443,250
Ascend Communications, Incorporated        31,000     1,925,875
L.M. Ericsson Telephone
 Corporation, ADR, Class B                 63,100     1,904,831
                                                    -----------
                                                      5,273,956

TELEPHONE - 2.30%
American Telephone & Telegraph
 Corporation                               35,200     1,531,200
MCI Communications Corporation             57,300     1,872,994
SBC Communications, Incorporation          65,400     3,384,450
Vodafone Group PLC, ADR                    60,000     2,482,500
WorldCom, Incorporated*                    20,000       521,250
                                                    -----------
                                                      9,792,394


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------
                                        Shares              Value
                                        ------              -----
TOBACCO - 1.12%
Philip Morris Companies, Incorporated   42,400       $  4,775,300
                                                     ------------

TOTAL COMMON STOCKS
(Cost: $343,874,819)                                 $384,413,935
                                                     ------------

                                          Principal
                                           Amount           Value
                                           ------           -----
SHORT TERM INVESTMENTS - 9.58%
Corporate Asset Fund,
 5.38% due 01/17/97                     $10,000,000  $  9,976,089
Delaware Funding Corporation,
 5.60% due 01/15/97                       4,588,000     4,578,008
Dillard Investment Company,
 6.75% due 01/02/97                       1,800,000     1,799,663
Dillard Investment Company,
 5.52% due 01/10/97                       2,500,000     2,496,550
Electronic Data Systems Corporation,
 5.80% due 01/10/97                       5,000,000     4,992,750
Falcon Asset Securitization,
 5.70% due 01/22/97                       2,000,000     1,993,350
KFW International Finance,
 Incorporated, 5.38% due 01/10/97         1,700,000     1,697,713
Mobil Australia Finance Company,
 5.40% due 01/02/97                      10,600,000    10,598,410
Northern States Power Company,
 6.00% due 01/07/97                       2,600,000     2,597,400
                                                     ------------
                                                       40,729,933
TOTAL SHORT TERM INVESTMENTS
 (Cost: $40,729,933)                                 $ 40,729,933
                                                     ------------
Principal
 Amount                                                     Value
 ------                                                     -----
REPURCHASE AGREEMENT - 0.03%
$140,000 Repurchase Agreement with State
         Street Bank & Trust Company dated
         12/31/96 at 4.75%, to be repurchased
         at $140,037 on 01/02/97, collateralized
         by $135,000 U.S. Treasury Notes,
         7.00% due 07/15/06 (valued at
         $150,115, including interest)               $    140,000
                                                     ------------

TOTAL INVESTMENTS
(Blue Chip Growth Trust) (Cost: $384,744,752)        $425,283,868
                                                     ============

REAL ESTATE SECURITIES TRUST

                                          Shares            Value
                                          ------            -----
COMMON STOCKS - 96.46%
BUILDING MATERIALS - 2.66%
Hughes Supply, Incorporated               46,700      $ 2,013,938
                                                      -----------
DRUGS & HEALTH CARE -6.15%
National Health Investors, Incorporated   60,200        2,280,075
Nationwide Health Properties,
 Incorporated                             98,200        2,381,350
                                                      -----------
                                                        4,661,425
REAL ESTATE - 87.65%
Avalon Properties, Incorporated           28,000      $   805,000
Bay Apartment Community, Incorporated     64,500        2,322,000
Beacon Properties                         44,500        1,629,812
Bedford Property Investors,
 Incorporated                             93,900        1,643,250
BRE Properties, Incorporated              33,700          834,075
Cali Realty Corporation                   74,600        2,303,275
Catellus Development Corporation*        198,800        2,261,350
Centerpoint Properties Corporation        73,900        2,420,225
Chelsea GCA Realty, Incorporated          69,600        2,409,900
Cousins Properties, Incorporated          84,900        2,387,813
Developers Diversified Realty             61,600        2,286,900
Equity Residential Properties Trust       34,700        1,431,375
Excel Realty Trust, Incorporated          60,000        1,522,500
General Growth Properties,
 Incorporated                             49,300        1,589,925
Glimcher Realty Trust, REIT              102,400        2,252,800
JDN Realty Corporation                    84,600        2,337,075
JP Realty, Incorporated                   28,000          724,500
Macerich Company                          87,800        2,293,775
Merry Land and Investment Company        101,600        2,184,400
National Golf Properties,
 Incorporated                             73,300        2,318,112
Oasis Residential, Incorporated           66,700        1,517,425
Patriot American Hospitality,
 Incorporated                             31,900        1,375,688
Post Properties, Incorporated             54,500        2,193,625
Price Rite, Incorporated                  58,300        2,244,550
Public Storage, Incorporated              80,900        2,507,900
Reckson Associates Realty Corporation     30,700        1,297,075
ROC Communities, Incorporated             81,200        2,253,300
Security Capital Industrial Trust        104,975        2,243,841
Security Capital Pacific Trust           100,500        2,298,937
Simon de Bartolo Group, Incorporated      48,500        1,503,500
South West Property Trust,
 Incorporated                            130,000        2,193,750
Spieker Properties, Incorporated          20,000          720,000
Storage Trust Realty                      41,000        1,107,000
Sun Communities, Incorporated             46,100        1,590,450
Urban Shopping Centers, Incorporated      64,600        1,873,400
Vornado Realty Trust                       7,600          399,000
Walden Residential Properties,
 Incorporated                             47,400        1,179,076
                                                      -----------
                                                       66,456,579
TOTAL COMMON STOCKS
 (Cost: $61,576,070)                                  $73,131,942
                                                      -----------

WARRANTS - 0.08%*
REAL ESTATE - 0.08%
Homestead Village Properties,
 Incorporated (Expiration date
  10/29/97; strike price $10.00)           7,378           59,946
                                                      -----------
TOTAL WARRANTS (Cost: $0)                             $    59,946
                                                      -----------


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                       Principal
                                                         Amount            Value
                                                       ---------     -----------
SHORT TERM INVESTMENTS - 3.46%
UNITED STATES TREASURY BILLS - 3.46%
4.20% due 01/09/97                                      $493,000     $   492,540
4.90% due 03/06/97                                       828,000         820,787
4.95% due 03/06/97                                       307,000         304,298
5.00% due 03/06/97                                       860,000         852,355
5.02% due 03/06/97                                       156,000         154,608
                                                                     -----------
                                                                       2,624,588
TOTAL SHORT TERM INVESTMENTS
 (Cost: $2,624,588)                                                  $ 2,624,588
                                                                     -----------

TOTAL INVESTMENTS (Real Estate
 Securities Trust)(Cost: $64,200,658)                                $75,816,476
                                                                     ===========

INTERNATIONAL GROWTH AND INCOME TRUST
                                                          Shares           Value
                                                         -------     -----------
COMMON STOCKS - 83.56%
AEROSPACE- 1.39%
Lucas Varity PLC, ADS                                    371,300     $ 1,418,535
CSF Thomson                                               33,800       1,096,375
                                                                     -----------
                                                                       2,514,910

AGRICULTURAL MACHINERY - 0.40%
Kvaerner ASA, Series A                                    15,300         737,324
                                                                     -----------

AIR TRAVEL - 0.52%
British Airways PLC, ADS                                  91,000         945,546
                                                                     -----------

APPAREL & TEXTILES - 1.01%
Christian Dior                                             8,530       1,376,045
Tomen Corporation                                        170,000         463,863
                                                                     -----------
                                                                       1,839,908

AUTOMOBILES - 3.08%
Daimler Benz AG*                                           6,460         444,996
Fiat SPA                                                 436,000       1,319,209
Nissan Motor Company, Ltd.                               140,000         812,365
Peugeot SA                                                10,000       1,125,566
Toyota Motor Corporation                                  66,000       1,897,764
                                                                     -----------
                                                                       5,599,900

BANKING - 11.75%
Asahi Bank, Ltd.                                          43,000         382,437
Banco Intercontinental Espanol                             7,500       1,162,912
Banco Popular Espanol SA                                   4,350         854,419
Bank of East Asia                                         72,600         322,896
Bank of Ireland                                          171,000       1,559,024
Bank of Tokyo Mitsubishi, ADS                             12,000         222,779
Bayer Hypotheken and Wechsel
 Bank AG                                                  29,880         903,895
Dai Ichi Kangyo Bank                                      28,000         403,765
Daiwa Bank                                               124,000         647,785
Dresdner Bank AG                                          55,910       1,674,975
Hokuriku Bank                                            148,000         725,879
HSBC Holdings - HKD                                       41,200         881,582
HSBC Holdings- [pound]                                    10,050         224,693

BANKING - CONTINUED
Istituto Mobiliare Italiano SPA                           95,000     $   814,107
Kredietbank NV                                             1,620         531,022
Lloyds TSB Group PLC                                     213,400       1,575,731
National Australia Bank, Ltd.                            152,000       1,788,093
Sakura Bank                                              133,000         950,902
Sanwa Bank                                                34,000         463,863
Schweizerische Bankverein                                  4,960         943,086
Societe Generale                                          14,548       1,572,984
Standard Chartered Bank                                  131,900       1,620,221
Toyo Trust & Banking                                     136,000       1,098,005
                                                                     -----------
                                                                      21,325,055

BUSINESS SERVICES - 0.60%
Eaux (Cie Generale Des)                                    8,751       1,084,493
                                                                     -----------

CHEMICALS - 4.43%
Air Liquide                                                6,462       1,008,812
Allied Colloids Group PLC                                668,443       1,379,944
BASF AG                                                   61,100       2,353,787
Daido Hoxan, Incorporated                                 60,000         292,721
Henkel KGaA                                                9,787         469,379
Kemira OY                                                 45,200         569,913
Mitsui Toatsu Chemicals                                  230,000         701,062
Solvay SA                                                  1,335         817,346
UBE Industries                                           157,000         444,660
                                                                     -----------
                                                                       8,037,624

COMPUTERS & BUSINESS EQUIPMENT -0.36%
Fujitsu, Ltd.                                             20,000         186,513
Ricoh Company, Ltd.                                       40,000         459,373
                                                                     -----------
                                                                         645,886

CONGLOMERATES - 3.16%
Fried Krupp AG Hoesch-Krupp                                5,620         909,397
Nokia AB, Series A                                        24,946       1,446,868
Swire Pacific, Ltd.                                      172,500       1,644,822
Tomkins PLC, ADS                                         374,000       1,729,998
                                                                     -----------
                                                                       5,731,085

CONSTRUCTION & MINING EQUIPMENT -0.27%
Nishimatsu Construction                                   56,000         488,386
                                                                     -----------

CONSTRUCTION MATERIALS - 1.24%
CRH                                                       72,000         746,721
Nippon Hodo Company                                       17,000         196,701
Tarmac                                                   773,300       1,304,952
                                                                     -----------
                                                                       2,248,374

CRUDE PETROLEUM & NATURAL GAS - 1.92%
Elf Aquitaine                                             16,000       1,456,452
ENI SPA                                                  395,000       2,027,076
                                                                     -----------
                                                                       3,483,528

DRUGS & HEALTH CARE -5.00%
Daiichi Pharmaceutical Company                            16,000         256,973
Glaxo Wellcome                                           131,400       2,138,599
Novartis AG                                                1,220       1,397,280
Nycomed ASA, ADS                                          38,900         591,672
Ono Pharmaceutical                                        24,000         714,964





    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                          Shares           Value
                                                       ---------     -----------
DRUGS & HEALTH CARE -CONTINUED
Schering AG                                                3,500     $   295,457
Synthela bo                                               19,350       2,092,194
Zeneca Group PLC                                          56,500       1,592,299
                                                                     -----------
                                                                       9,079,438

ELECTRIC UTILITIES - 4.56%                                 7,280       1,723,199
Electrabel                                                12,049         118,796
Fuerzas Electricas De Catalunal SA                        17,000         648,835
Hidroelectrica del Cantabrico SA                         133,000         441,929
Hong Kong Electric                                       158,300       2,243,574
Iberdrola SA                                                  10              34
National Grid Group PLC                                  370,000       2,224,944
Scottish Power                                            40,000         877,299
Tokyo Electric Power                                                 -----------
                                                                       8,278,610

ELECTRICAL EQUIPMENT- 1.65%                              130,000       1,212,330
Hitachi, Ltd.                                             86,000         512,391
Mitsubishi Electric Company                                9,000          72,118
Sanden Corporation                                        25,600       1,206,135
Siemens AG                                                           -----------
                                                                       3,002,974

ELECTRONICS - 1.52%
Murata Manufacturing Company, Ltd.                        21,000         698,126
Nissei Sangyo Company                                     35,000         411,018
Racal Electronics                                        256,000       1,122,769
Rohm Company                                               8,000         524,998
                                                                     -----------
                                                                       2,756,911

FOOD & BEVERAGES -4.11%
Danone                                                     7,868       1,096,379
Greencore Group PLC                                      151,000         967,260
Guinness                                                 133,500       1,049,795
Hillsdown Holdings                                       394,800       1,352,750
Itoham Foods, Incorporated                                30,000         185,994
Lion Nathan, Ltd.                                        611,200       1,464,806
Nestle SA                                                    855         917,919
Sapporo Breweries                                         52,000         431,051
                                                                     -----------
                                                                       7,465,954

FOREST PRODUCTS - 0.46%
Sumitomo Forestry                                         36,000         438,304
UPM-Kymmene OY                                            18,900         396,489
                                                                     -----------
                                                                         834,793

HOMEBUILDERS - 0.24%
Bilfinger & BERGER
 Bauaktiengesellschaft AG                                 11,900         436,931
                                                                     -----------

HOTELS AND RESTAURANTS -0.82%
Ladbroke Group                                           376,000       1,494,466
                                                                     -----------

HOUSEHOLD APPLIANCES FURNISHING -0.68%
Matsushita Electric Industrial
 Company, Ltd.                                            35,000         571,194
Sony Corporation                                          10,000         655,384
                                                                     -----------
                                                                       1,226,578

HOUSEHOLD PRODUCTS - 0.54%
Unilever NV                                                5,510         975,300
                                                                     -----------

INDUSTRIAL MACHINERY- 1.96%
Daiken Corporation                                        85,000     $   590,838
Daikin Industries                                         28,000         249,029
Ebara Corporation                                         55,000         717,123
Mitsubishi Heavy Industries, Ltd.                         93,000         738,796
Sidel                                                     18,400       1,266,031
                                                                     -----------
                                                                       3,561,817

INSURANCE - 7.12%
Abbey National                                           132,000       1,727,737
Aegon NV                                                  16,547       1,055,213
Allianz AG Holdings                                          585       1,064,466
Assicurazioni Generali                                    86,000       1,629,862
Fortis AG                                                  7,800       1,251,343
Guardian Royal Exchange                                  311,500       1,486,256
Irish Life PLC                                           200,000         926,962
Munchener Ruckvers                                           706       1,764,082
Storebrand ASA                                            92,000         528,317
Tokio Marine & Fire lnsurance Company                     48,000         451,774
Union des Assurance Federales                              8,390       1,034,904
                                                                     -----------
                                                                      12,920,916

INTERNATIONAL OIL - 2.25%
The British Petroleum Company                            198,753       2,383,538
Cosmo Oil Company                                         72,000         346,291
Petrofina SA                                               1,200         382,003
RWE AG                                                    28,740         971,198
                                                                     -----------
                                                                       4,083,030

INVESTMENT COMPANIES - 1.09%
Brierley Investment, Ltd.                              1,002,000         927,974
Nomura Securities                                         70,000       1,051,723
                                                                     -----------
                                                                       1,979,697

LEISURE TIME- 1.50%
Pathe SA                                                   4,630       1,115,448
Rank Group PLC                                           214,000       1,605,825
                                                                     -----------
                                                                       2,721,273

NON-FERROUS METALS - 0.70%
WMC, Ltd.                                                200,800       1,265,674
                                                                     -----------

PAPER- 2.22%
Fletcher Challenge                                     1,105,300       2,273,894
OJI Paper Company                                         70,000         443,053
Jefferson Smurfit Group PLC                              432,400       1,315,299
                                                                     -----------
                                                                       4,032,246

PETROLEUM SERVICES - 3.20%
Broken Hill Proprietary Company, Ltd.                    131,100       1,867,349
Norsk Hydro A.S., ADS                                     21,700       1,161,941
Repsol SA                                                 28,100       1,077,897
Royal Dutch Petroleum Company                              5,270         924,578
Total SA, B Shares                                         9,505         773,077
                                                                     -----------
                                                                       5,804,842

PHOTOGRAPHY - 0.28%
Canon Sales Company, Incorporated                         23,100         514,619
                                                                     -----------

PUBLISHING - 0.33%
Arnoldo Mondadori Editore                                 73,000         594,298
Reuters Holdings                                             300           3,857
                                                                     -----------
                                                                         598,155


     The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                          Shares           Value
                                                         -------    ------------
RAILROADS & EQUIPMENT -0.52%
East Japan Railway Company                                   209    $    940,238
                                                                    ------------

REAL ESTATE - 2.32%
Cheung Kong Holdings                                     186,000       1,653,307
Daiwa Kosho Lease                                         60,000         461,100
Henderson Land Development
 Company, Ltd.                                            52,000         524,404
Sumitomo Reality & Development                           100,000         630,343
Sun Hung Kai Properties                                   77,000         943,274
                                                                    ------------
                                                                       4,212,428

RETAIL GROCERY - 0.90%
J. Sainsbury PLC                                         246,800       1,636,313
                                                                    ------------

RETAIL TRADE - 2.80%
Ava AIIgemeine Handles-Der Verbr AG*                       1,400         403,041
Douglas Holding AG                                         9,500         373,505
Izumiya Company                                           45,000         637,251
Kingfisher                                               130,000       1,403,118
Promodes                                                   6,377       1,800,579
Safeway                                                      800           5,524
Takashimaya Company, Ltd.                                 39,000         468,094
                                                                    ------------
                                                                       5,091,112

STEEL- 1.28%
Arbed SA                                                   8,000         869,908
Nippon Steel Corporation                                 307,000         906,606
Rautaruukki (C)Y                                          60,000         554,348
                                                                    ------------
                                                                       2,330,862

TELECOMMUNICATION SERVICES - 1.93%
Telecom Corporation of New Zealand                       312,000       1,592,534
Telecom Italia SPA                                       737,000       1,914,160
                                                                    ------------
                                                                       3,506,694

TELEPHONE - 2.12%
Deutsche Telekom AG                                       56,000       1,180,920
Nippon Telegraph & Telephone
 Corporation                                                  74         561,022
VodaFone Group                                           498,800       2,110,555
                                                                    ------------
                                                                       3,852,497

TIRES & RUBBER -0.26%
Yokohama Rubber Company                                  100,000         465,417
                                                                    ------------

TOBACCO - 0.85%
BAT Industries PLC                                       155,200       1,286,908
Japan Tobacco, Incorporated                                   38         257,577
                                                                    ------------
                                                                       1,544,485

TRUCKING & FREIGHT- 0.22%
Yamato Transport                                          38,000         393,748
                                                                    ------------

TOTAL COMMON STOCKS
(Cost: $144,354,543)                                                $151,690,037
                                                                    ------------

PREFERRED STOCKS - 2.70%
AUTOMOBILES 1.01%
Volkswagen AG                                              5,710       1,834,933
                                                                    ------------

BOADCASTING - 0.69%
News Corporation                                         280,300    $  1,247,659
                                                                    ------------
INDUSTRIAL MACHINERY - 0.72%
GEA AG                                                     1,480         465,986
MAN AG                                                     4,231         848,235
                                                                    ------------
                                                                       1,314,221
SOFTWARE - 0.28%
SAP AG                                                     3,670         512,770
                                                                    ------------

TOTAL PREFERRED STOCKS
(Cost: $4,628,844)                                                  $  4,909,583
                                                                    ------------

WARRANTS - 0.60%*
BANKING - 0.00%
Schweizerischer Bankverein (Expiration
 date 06/30/00; strike price CHF 250)                        400           1,106
                                                                    ------------

FINANCIAL SERVICES - 0.55%
Veba International Finance BV (Expiration
 date 04/06/98; strike price DEM 375)                      3,122       1,000,225
                                                                    ------------

MINING -0.04%
Dowa Mining Company (Expiration
 date 06/09/97; strike Price (Y) 428)                        134          79,563
                                                                    ------------

NON-FERROUS METALS - 0.00%
Maeda Corporation (Expiration date
 02/05/97; strike price $856)                                 30           1,312
                                                                    ------------

TOTAL WARRANTS (Cost: $986,287)                                     $  1,082,206
                                                                    ------------

                                                       Principal
                                                          Amount           Value
                                                ----------------      ----------
CONVERTIBLE BONDS - 0.68%
BTM Cayman Finance,
 4.25% due 03/31/03'                            [Yen] 80,000,000      $  885,934
Daido Hoxan, Incorporated,
 1.60% due 03/29/02*                                  40,000,000         343,666

TOTAL CONVERTIBLE BONDS
(Cost: $1,427,080)                                                    $1,229,600
                                                                      ----------

CORPORATE BONDS - 1.00%
Treuhandanstalt,
 6.625% due 07/09/03                              DEM  1,000,000         694,502
 7.75% due 10/01/02                                    1,520,000       1,115,503
                                                                      ----------

TOTAL CORPORATE BONDS
(Cost: $1,853,174)                                                    $1,810,005
                                                                      ----------

FOREIGN GOVERNMENT OBLIGATIONS -8.28%
KINGDOM OF DENMARK - 0.49%
7.00% due 12/15/04                                DKK    200,000          35,387
8.00% due 03/15/06                                     3,500,000         653,562
8.00% due 11/15/01                                     1,100,000         207,272
                                                                      ----------
                                                                         896,221





     The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount           Value
                                             -------------------     -----------
GOVERNMENT OF FRANCE - 0.64%
6.75% due 10/25/03                               FRF   1,500,000     $   314,831
7.50% due 04~25~05                                     2,310,000         500,422
8.50% due 04~25~03                                     1,500,000         341 717
                                                                     -----------
                                                                       1,156,970

FEDERAL REPUBLIC OF GERMANY - 1.44%
6.00% due 01/05/06                               DEM   1,500,000         989,895
6.50% due 07/15/03                                       500,000         345,529
9.00% due 10/20/00                                     1,700,000       1,279,861
                                                                     -----------
                                                                       2,615,285

REPUBLIC OF ITALY - 0.04%
6.50% due 06/28/01                               ITL 115,000,000          76,566
                                                                     -----------

GOVERNMENT OF NETHERLANDS - 0.70%
6.00% due 01/15/06                               NLG     470,000         278,488
8.75% due 05/01/00                                     1,500,000         990,009
                                                                     -----------
                                                                       1,268,497

GOVERNMENT OF SPAIN - 0.74%
10.50% due 10/30/03                              ESP 143,000,000       1,339,073
                                                                     -----------

UNITED KINGDOM TREASURY- 4.23%               [pound]   2,265,000       3,882,843
7.50% due 12/07/06                                       522,000         918,888
8.00% due 12/07/00                                     1,580,000       2,883,661
8.50% due 12/07/05                                                   -----------
                                                                       7,685,392

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost: $14,377,032)                                      $15,038,004
                                                                     -----------
 Principal
  Amount                                                                   Value
----------                                                          ------------
REPURCHASE AGREEMENT - 3.18%
$5,767,000 Repurchase Agreement with State Street
           Bank & Trust Company dated 12/31/96
           at 4.75%, to be repurchased
           at $5,768,522 on 01/02/97, collateralized
           by $6,040,000 U.S. Treasury Notes,
           5.625% due 02/15/06 (valued at
           $6,015,459, including interest)                          $  5,767,000
                                                                    ------------

TOTAL INVESTMENTS (International
Growth & Income Trust)(Cost: $173,393,960)                          $181,526,435
                                                                    ============

GROWTH AND INCOME TRUST
                                                          Shares           Value
                                                         -------    ------------
COMMON STOCKS - 95.79%
AEROSPACE - 3.92%
Boeing Company                                           155,000    $ 16,488,125
Northrop Grumman Corporation                             160,000      13,240,000
United Technologies Corporation                          165,000      10,890,000
                                                                    ------------
                                                                      40,618,125

AGRICULTURAL MACHINERY - 0.98%
Deere & Company                                          250,000      10,156,250
                                                                    ------------

AIR TRAVEL - 0.85%
Southwest Airlines Company                               400,000       8,850,000
                                                                    ------------

ALUMINUM - 1.08%
Aluminum Company of America                              175,000    $ 11,156,250
                                                                    ------------

AUTOMOBILES - 2.03%
Ford Motor Company                                       659,035      21,006,741
                                                                    ------------

BANKING - 6.20%
Citicorp                                                 235,000      24,205,000
First Union Corporation                                  262,700      19,439,800
NationsBank Corporation                                  211,000      20,625,250
                                                                    ------------
                                                                      64,270,050

BROADCASTING - 1.23%
Viacom, Incorporated, Class B*                           365,000      12,729,375
                                                                    ------------

BUSINESS SERVICES - 2.88%
BA Merchants Services, Incorporated*                      46,400         829,400
Cognizant Corporation*                                   190,000       6,270,000
First Data Corporation                                   340,000      12,410,000
Nokia Corporation, ADR                                   180,000      10,372,500
                                                                    ------------
                                                                      29,881,900

CHEMICALS - 3.54%
The Dow Chemical Company                                 187,000      14,656,125
E.I. Du Pont De Nemours & Company                         68,000       6,417,500
Engelhard Corporation                                    360,000       6,885,000
Zeneca Group PLC, ADR                                    104,000       8,736,000
                                                                    ------------
                                                                      36,694,625

COMPUTERS & BUSINESS EQUIPMENT - 5.05%
3Com Corporation*                                        130,000       9,538,750
Hewlett Packard Company                                  230,000      11,557,500
International Business Machines
 Corporation                                             130,000      19,630,000
Xerox Corporation                                        220,000      11,577,500
                                                                    ------------
                                                                      52,303,750

CONSTRUCTION & MINING EQUIPMENT- 1.91%
Caterpillar, Incorporated                                160,000      12,040,000
Foster Wheeler Corporation                               210,000       7,796,250
                                                                    ------------
                                                                      19,836,250

CONTAINERS & GLASS - 0.58%
Crown Cork & Seal, Incorporated                          110,000       5,981,250
                                                                    ------------

CRUDE PETROLEUM AND NATURE GAS -0.74%
Union Pacific Resources Group,
 Incorporated                                            262,857       7,688,567
                                                                    ------------

DRUGS & HEALTH CARE - 10.81%
Abbott Laboratories                                      290,000      14,717,500
Bristol-Myers Squibb Company                             100,000      10,875,000
Columbia/HCA Healthcare Corporation                      270,000      11,002,500
Johnson & Johnson                                        194,000       9,651,500
Merck & Company, Incorporated                            135,000      10,698,750
Pfizer, Incorporated                                     180,000      14,917,500
Pharmacia & Upjohn, Incorporated                         155,000       6,141,875
Rhone Poulenc Rorer, Incorporated                        187,500      14,648,437
Tenet Healthcare Corporation*                            420,000       9,187,500
Warner-Lambert Company                                   136,000      10,200,000
                                                                    ------------
                                                                     112,040,562


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                         Shares            Value
                                                        -------     ------------
ELECTRICAL EQUIPMENT - 2.29%
General Electric Company                                240,000     $ 23,730,000
                                                                    ------------

ELECTRIC UTILITIES - 2.60%
DPL, Incorporated                                       350,000        8,575,000
Pacific Gas & Electric Company                          447,000        9,387,000
Texas Utilities Company                                 220,000        8,965,000
                                                                    ------------
                                                                      26,927,000

ELECTRONICS - 2.61%
AMP, Incorporated                                       330,000       12,663,750
Intel Corporation                                       110,000       14,403,125
                                                                    ------------
                                                                      27,066,875

FINANCIAL SERVICES - 8.11%
Allstate Corporation                                    330,000       19,098,750
American Express Company                                400,000       22,600,000
Federal National Mortgage Association                   390,000       14,527,500
State Street Boston Corporation                         150,000        9,675,000
Travelers Group, Incorporated                           400,000       18,150,000
                                                                    ------------
                                                                      84,051,250

FOOD & BEVERAGES - 2.51%
General Mills, Incorporated                             170,000       10,773,750
Sara Lee Corporation                                    410,000       15,272,500
                                                                    ------------
                                                                      26,046,250

FOREST PRODUCTS - 0.69%
Georgia-Pacific Corporation                             100,000        7,200,000
                                                                    ------------

HOTELS & RESTAURANTS - 1.42%
McDonalds Corporation                                   325,000       14,706,250
                                                                    ------------

HOUSEHOLD PRODUCTS - 2.60%
Colgate Palmolive Company                               130,000       11,992,500
Procter & Gamble Company                                139,000       14,942,500
                                                                    ------------
                                                                      26,935,000

INDUSTRIAL MACHINERY - 0.92%
York International Corporation                          170,000        9,498,750
                                                                    ------------

INSURANCE - 2.46%
ACE, Ltd.                                               182,500       10,972,812
Chubb Corporation                                       270,000       14,512,500
                                                                    ------------
                                                                      25,485,312

INTERNATIONAL OIL - 6.46%
Amoco Corporation                                       165,000       13,282,500
Chevron Corporation                                     250,000       16,250,000
Exxon Corporation                                       190,000       18,620,000
Royal Dutch Petroleum Company, ADR                      110,000       18,782,500
                                                                    ------------
                                                                      66,935,000

LIQUOR- 1.07%
Anheuser-Busch Companies,
 Incorporated                                           276,000       11,040,000
                                                                    ------------

NEWSPAPERS - 1.44%
Gannett, Incorporated                                   200,000       14,975,000
                                                                    ------------
PAPER - 4.10%
International Paper Company                             330,000       13,323,750
                                                                    ------------
Kimberly Clark Corporation                              145,000     $ 13,811,250
Minnesota Mining & Manufacturing
 Company                                                185,000       15,331,875
                                                                    ------------
                                                                      42,466,875

PETROLEUM SERVICES - 1.27%
Schlumberger, Ltd.                                      131,700       13,153,539
                                                                    ------------

                                                         Shares        Value
                                                         ------     ------------
PHOTOGRAPHY - 0.44%
Eastman Kodak Company                                    57,000        4,574,250
                                                                    ------------

RAILROAD & EQUIPMENT - 1.22%
Union Pacific Corporation                               210,000       12,626,250
                                                                    ------------

RETAIL TRADE - 4.26%
May Department Stores Company                           193,500        9,046,125
J.C. Penney Company, Incorporated                       203,000        9,896,250
Sears Roebuck & Company                                 265,000       12,223,125
Wal-Mart Stores, Incorporated                           570,000       13,038,750
                                                                    ------------
                                                                      44,204,250

SOFTWARE - 0.80%
Microsoft Corporation*                                  100,000        8,262,500
                                                                    ------------

TELECOMMUNICATION SERVICES - 0.51%
Lucent Technologies, Incorporated                       115,298        5,332,533
                                                                    ------------

TELEPHONE - 4.27%
American Telephone & Telegraph
 Corporation                                            220,000        9,185,000
NYNEX Corporation                                       333,400       16,044,875
SBC Communications, Incorporated                        368,000       19,044,000
                                                                    ------------
                                                                      44,273,875

TIRES & RUBBER- 0.87%
Goodyear Tire and Rubber Company                        175,000        8,990,625
                                                                    ------------

TOBACCO- 1.09%
Philip Morris Companies, Incorporated                   100,000       11,262,500
                                                                    ------------

TOTAL COMMON STOCKS
(Cost: $773,065,653)                                                $992,957,579
                                                                    ------------

PREFERRED STOCKS - 1.93%
 DOMESTIC OIL - 0.74%
Sun Company, Incorporated                               305,000        7,663,125
                                                                    ------------

SOFTWARE - 0.38%
Microsoft Corporation, Series A*                         48,700        3,902,087
                                                                    ------------

TELECOMMUNICATION SERVICES - 0.81%
Loral Space & Communications                            150,000        8,400,000
                                                                    ------------

TOTAL PREFERRED STOCKS (Cost: $20,647,250)                          $ 19,965,212
                                                                    ============





     The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

 Principal
   Amount                                                                  Value
-----------                                                       --------------
REPURCHASE AGREEMENT - 2.28%
$23,631,000  Repurchase Agreement with Paine
             Webber dated 12/31/96 at 6.70%, to
             be repurchased at $23,639,796 on
             01/02/97, collateralized by
             $23,560,000 U.S. Treasury Notes,
             7.375% due 11/15/97 (valued at
             $24,108,506, including interest)                     $   23,631,000
                                                                  --------------

TOTAL INVESTMENTS (Growth and
Income Trust)(Cost: $817,343,903)                                 $1,036,553,791
                                                                  ==============
EQUITY-INCOME TRUST
                                                         Shares            Value
                                                        -------      -----------
COMMON STOCKS - 90.31%
ALUMINUM - 0.78%
Reynolds Metals Company                                  82,800      $ 4,667,850
                                                                     -----------

AUTO PARTS - 0.75%
Eaton Corporation                                        42,000        2,929,500
Genuine Parts Company                                    35,000        1,557,500
                                                                     -----------
                                                                       4,487,000

AUTOMBILES - 0.60%
Ford Motor Company                                       44,000        1,402,500
General Motors Corporation                               39,600        2,207,700
                                                                     -----------
                                                                       3,610,200

BANKING - 8.78%
Banc One Corporation                                     70,400        3,027,200
BankBoston Corporation                                   64,000        4,112,000
Bankers Trust New York Corporation                       42,200        3,639,750
Fleet Financial Group, Incorporated                      92,500        4,613,437
Mellon Bank Corporation                                 126,300        8,967,300
Mercantile Bankshares Corporation                        64,100        2,051,200
J.P. Morgan & Company, Incorporated                      67,200        6,560,400
National City Corporation                                80,000        3,590,000
PNC Bank Corporation                                     84,300        3,171,788
Signet Banking Corporation                               81,000        2,490,750
U.S. Bancorp                                             78,700        3,536,581
Wells Fargo & Company                                    25,700        6,932,575
                                                                     -----------
                                                                      52,692,981

BUSINESS SERVICES - 1.65%
ACNielson Corporation                                         1               10
H & R Block, Incorporated                               152,000        4,408,000
Cognizant Corporation                                    24,200          798,600
Deluxe Corporation                                       44,000        1,441,000
R.R. Donnelley & Son Company                            103,100        3,234,762
                                                                     -----------
                                                                       9,882,372

CHEMICALS - 5.55%
Betz Dearborn, Incorporated                              74,000        4,329,000
The Dow Chemical Company                                 70,900        5,556,788
E.I. Du Pont De Nemours & Company                        80,100        7,559,438
FMC Corporation                                          22,300        1,563,787
Great Lakes Chemical Corporation                         89,600        4,188,800
Lubrizol Corporation                                     96,900        3,003,900

CHEMICALS - CONTINUED
Nalco Chemical Company                                   95,000      $ 3,431,875
Witco Corporation                                       119,700        3,650,850
                                                                     -----------
                                                                      33,284,438

COMPUTERS & BUSINESS EQUIPMENT -0.23%
Pitney Bowes, Incorporated                               25,300        1,378,850
                                                                     -----------

CONGLOMERATES - 0.30%
Lonrho PLC                                              831,000        1,779,596
                                                                     -----------

CONSTRUCTION MATERIALS - 0.35%
Armstrong World Industries,
 Incorporated                                            29,800        2,071,100
                                                                     -----------

COSMETICS & TOILETRIES - 1.00%
International Flavours & Fragrances,
 Incorporated                                           133,200        5,994,000
                                                                     -----------

DOMESTIC OIL - 2.55%
Atlantic Richfield Company                               80,100       10,613,250
Sun, Incorporated                                        44,800        1,092,000
US X-Marathon Group                                     152,000        3,629,000
                                                                     -----------
                                                                      15,334,250

DRUGS & HEALTH CARE - 7.94%
Abbott Laboratories                                     105,600        5,359,200
American Home Products Corporation                      102,900        6,032,513
C.R. Bard, Incorporated                                  53,900        1,509,200
Bausch & Lomb, Incorporated                              95,300        3,335,500
Baxter International, Incorporated                       84,300        3,456,300
Novartis AG                                               4,480        5,130,677
Pharmacia & Upjohn, Incorporated                        153,000        6,062,625
SmithKline Beecham PLC, ADR                              71,100        4,834,800
Tambrands, Incorporated                                 109,000        4,455,375
Warner-Lambert Company                                  100,000        7,500,000
                                                                     -----------
                                                                      47,676,190

ELECTRIC UTILITIES - 6.71%
Baltimore Gas & Electric Company                         65,100        1,741,425
Centerior Energy Corporation                            130,900        1,407,175
Dominion Resources, Incorporated                         88,000        3,388,000
DQE, Incorporated                                        51,800        1,502,200
Duke Power Company                                       40,000        1,850,000
Edison International                                    101,200        2,011,350
Entergy Corporation                                     122,500        3,399,375
Florida Progress Corporation                             37,000        1,193,250
GPU, Incorporated                                        39,000        1,311,375
Ohio Edison Company                                      81,400        1,851,850
Pacific Gas & Electric Company                          109,600        2,301,600
PacifiCorp                                              162,900        3,339,450
PECO Energy Company                                     160,600        4,055,150
Public Service Enterprise Group,
 Incorporated                                            97,700        2,662,325
Southern Company                                         88,000        1,991,000
Unicom Corporation                                      141,400        3,835,475
Western Resources, Incorporated                          78,800        2,432,950
                                                                     -----------
                                                                      40,273,950


     The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                         Shares            Value
                                                        -------      -----------
ELECTRICAL EQUIPMENT - 2.99%
Cooper Industries, Incorporated                          84,500      $ 3,559,562
General Electric Company                                104,700       10,352,213
Hubbell, Incorporated                                    93,000        4,022,250
                                                                     -----------
                                                                      17,934,025

ELECTRONICS - 0.89%
AMP, Incorporated                                        78,100        2,997,087
Honeywell, Incorporated                                  35,600        2,340,700
                                                                     -----------
                                                                       5,337,787

FINANCIAL SERVICES - 4.93%
American Express Company                                 94,500        5,339,250
The Chase Manhattan Corporation                         111,800        9,978,150
Echelon International Corporation                         2,467           38,541
Federal National Mortgage Association                   125,600        4,678,600
Student Loan Marketing Association                       47,300        4,404,812
Travelers Group, Incorporated                           113,266        5,139,445
                                                                     -----------
                                                                      29,578,798

FOOD & BEVERAGES - 5.53%
General Mills, Incorporated                             110,000        6,971,250
H.J. Heinz Company                                      139,000        4,969,250
Kellogg Company                                          31,000        2,034,375
McCormick & Company, Incorporated                       184,000        4,335,500
Quaker Oats Company                                     159,700        6,088,562
Sara Lee Corporation                                     70,000        2,607,500
Unilever NV                                              35,200        6,168,800
                                                                     -----------
                                                                      33,175,237

FOREST PRODUCTS - 0.95%
Georgia-Pacific Corporation                              79,600        5,731,200
                                                                     -----------

GAS & PIPELINE UTILITIES - 0.15%
TransCanada Pipelines, Ltd.                              50,000          875,000
                                                                     -----------

GOLD - 0.60%
Newmont Mining Corporation                               80,700        3,611,325
                                                                     -----------

HOTELS & RESTAURANTS - 0.67%
ITT Corporation                                          92,500        4,012,188
                                                                     -----------

HOUSEHOLD APPLIANCES FURNISHING - 0.60%
Whirlpool Corporation                                    77,500        3,613,437
                                                                     -----------

HOUSEHOLD PRODUCTS - 0.88%
Corning, Incorporated                                   114,000        5,272,500
                                                                     -----------

INSURANCE - 3.68%
Alexander & Alexander Services,
 Incorporated                                            96,400        1,674,950
American General Corporation                            142,300        5,816,512
Lincoln National Corporation,
 Incorporated                                            46,400        2,436,000
Provident Companies, Incorporated                        31,600        1,528,650
SAFECO Corporation                                       40,000        1,577,500
St. Paul Companies, Incorporated                         79,600        4,666,550
USF & G Corporation                                     119,000        2,484,125
Willis Corroon Group PLC, ADR                           165,620        1,904,630
                                                                     -----------
                                                                      22,088,917

INTERNATIONAL OIL - 7.74%
Amoco Corporation                                        66,000      $ 5,313,000
The British Petroleum Company
 PLC, ADR                                                38,000        5,372,250
Chevron Corporation                                      95,700        6,220,500
Exxon Corporation                                       101,200        9,917,600
Mobil Corporation                                        40,000        4,890,000
Royal Dutch Petrolem Company, ADR                        37,900        6,471,425
Texaco, Incorporated                                     84,300        8,271,938
                                                                     -----------
                                                                      46,456,713

LIQUOR- 1.52%
Anheuser-Busch Companies,
 Incorporated                                           123,100        4,924,000
Brown-Forman Corporation, Class B                        92,300        4,222,725
                                                                     -----------
                                                                       9,146,725

NEWSPAPERS - 0.94%
Dow Jones & Company, Incorporated                        68,000        2,303,500
Gannett, Incorporated                                    44,500        3,331,938
                                                                     -----------
                                                                       5,635,438

PAPER - 3.71%
Consolidated Papers, Incorporated                        63,800        3,134,175
International Paper Company                             106,700        4,308,013
James River Corporation of Virginia                      55,300        1,831,812
Kimberly Clark Corporation                               27,600        2,628,900
Minnesota Mining & Manufacturing
 Company                                                 51,200        4,243,200
Union Camp Corporation                                  127,600        6,092,900
                                                                     -----------
                                                                      22,239,000

PETROLEUM SERVICES - 0.72%
McDermott International, Incorporated                    54,000          897,750
Repsol SA, Sponsored ADR                                 90,000        3,431,250
                                                                     -----------
                                                                       4,329,000

PHOTOGRAPHY - 0.37%
Eastman Kodak Company                                    27,600        2,214,900
                                                                     -----------

PUBLISHING - 1.29%
Dun & Bradstreet Corporation                             70,300        1,669,625
McGraw-Hill Companies, Incorporated                      62,000        2,859,750
The Reader's Digest Association,
 Incorporated                                            80,500        3,240,125
                                                                     -----------
                                                                       7,769,500

RAILROADS & EQUIPMENT - 1.08%
Conrail, Incorporated                                    17,606        1,753,998
Gatx Corporation                                         30,000        1,455,000
Union Pacific Corporation                                54,400        3,270,800
                                                                     -----------
                                                                       6,479,798

REAL ESTATE - 1.91%
Rouse Company                                            35,000        1,111,250
Security Capital Pacific Trust                           23,000          526,125
Simon DeBartolo Group, Incorporated                     253,700        7,864,700
Weingarten Realty Investors                              48,000        1,950,000
                                                                     -----------
                                                                      11,452,075

RETAIL GROCERY - 0.58%
Fleming Companies, Incorporated                          44,800          772,800
Grand Metropolitan PLC, ADR                              86,000        2,719,750
                                                                     -----------
                                                                       3,492,550


     The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                         Shares         Value
                                                         ------         -----
RETAIL TRADE - 1.35%
May Department Stores Company                            49,400     $  2,309,450
J.C. Penney, Incorporated                               118,800        5,791,500
                                                                    ------------
                                                                       8,100,950

TELEPHONE - 7.34%
ALLTEL Corporation                                      158,400        4,969,800
American Telephone & Telegraph
 Corporation                                            182,900        7,956,150
BCE, Incorporated                                        85,300        4,073,075
Bell Altantic Corporation                                60,200        3,897,950
BellSouth Corporation                                   119,400        4,820,775
Frontier Corporation                                    118,000        2,669,750
GTE Corporation                                         118,000        5,369,000
Pacific Telesis Group                                    76,600        2,815,050
SBC Communications, Incorporated                         52,800        2,732,400
Southern New England
 Telecommunications Corporation                          60,000        2,332,500
U.S. West, Incorporated                                  75,900        2,447,775
                                                                    ------------
                                                                      44,084,225

TOBACCO - 2.47%
American Brands, Incorporated                           104,500        5,185,813
Philip Morris Companies, Incorporated                    39,600        4,459,950
RJR Nabisco Holdings Corporation                         50,200        1,706,800
UST, Incorporated                                       107,500        3,480,312
                                                                    ------------
                                                                      14,832,875

TRUCKING & FREIGHT - 0.23%
Alexander & Baldwin, Incorporated                        56,400        1,410,000
                                                                    ------------

TOTAL COMMON STOCKS
(Cost: $511,762,022)                                                $542,006,940
                                                                    ------------

WARRANTS - 0.00%*
REAL ESTATE - 0.00%
Homestead Village Properties,
 Incorporated (Expiration date
 10/29/97; strike price $10.00)                           1,940           15,748
                                                                    ------------

TOTAL WARRANTS (Cost: $0)                                           $     15,748
                                                                    ------------

                                                     Principal
                                                      Amount            Value
                                                     ---------          -----
SHORT TERM INVESTMENTS - 9.66%
Abbott Laboratories,
 6.15% due 01/03/97                                 $12,800,000      $12,795,627
Beta Finance, Incorporated,
 5.32% due 01/06/97                                   1,750,000        1,748,707
CIESCO LP., 5.45% due 02/06/97                        7,200,000        7,160,760
Corporate Asset Fund,
 5.38% due 01/17/97                                   7,800,000        7,781,349
Delaware Funding Corporation,
 5.55% due 01/15/97                                  10,150,000       10,128,093
Dillard Investment Company,
 6.25% due 01/02/97                                     255,000          254,956
Electronic Data Systems,
 Incorporated 5.80% due 01/09/97                      9,800,000        9,787,369

SHORT TERM INVESTMENTS - CONTINUED
Exxon Imperial US, Incorporated,
 5.40% due 01/13/97                                 $ 2,350,000      $ 2,345,770
Kingdom of Sweden,
 5.35% due 02/04/97                                   6,000,000        5,969,693
                                                                     -----------


TOTAL SHORT TERM INVESTMENTS
(Cost: $57,972,324)                                                  $57,972,324
                                                                     -----------

Principal
 Amount                                                                 Value
---------                                                               -----
REPURCHASE AGREEMENT - 0.03%
$200,000 Repurchase Agreement with State Street
         Bank & Trust Company dated 12/31/96 at
         4.75%, to be repurchased at $200,053 on
         01/02/97, collateralized by $205,000 U.S.
         Treasury Notes, 6.25% due 04/30/01
         (valued at $209,967, including interest)                   $    200 000
                                                                    ------------

TOTAL INVESTMENTS
(Equity-Income Trust) (Cost: $569,934,346)                          $600,195,012
                                                                    ============

BALANCED TRUST
                                                         Shares          Value
                                                         ------          -----

COMMON STOCKS - 55.39%
AEROSPACE - 0.67%
United Technologies Corporation                          13,600       $  897,600
                                                                      ----------

APPAREL & TEXTILES - 0.17%
Jones Apparel Group, Incorporated                         6,100          227,988
                                                                      ----------

AUTOMOBILES - 1.35%
Chrysler Corporation                                     30,900        1,019,700
Ford Motor Company                                       24,700          787,312
                                                                      ----------
                                                                       1,807,012

BANKING - 4.41%
Banc One Corporation                                     20,000          860,000
Bankers Trust New York Corporation                       10,000          862,500
Chase Manhattan Corporation                               6,500          580,125
Citicorp                                                  4,400          453,200
First Union Corporation                                  13,000          962,000
Firstar Corporation                                       2,200          115,500
J.P. Morgan and Company, Incorporated                     8,200          800,525
KeyCorp                                                  13,700          691,850
MBNA Corporation                                         13,950          578,925
                                                                      ----------
                                                                       5,904,625

BUILDING MATERIALS - 1.61%
Black and Decker Corporation                             12,900          388,613
HFS, Incorporated                                        14,400          860,400
Lowe's Companies, Incorporated                           17,700          628,350
Masco Corporation                                         7,800          280,800
                                                                      ----------
                                                                       2,158,163

BUSINESS SERVICES - 0.17%
Robert Half International, Incorporated                   6,700          230,312
                                                                      ----------




     The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                          Shares         Value
                                                          ------         -----
CHEMICALS - 3.03%
BF. Goodrich Company                                       7,500      $  303,750
Engelhard Corporation                                     30,100         575,663
E.I. Du Pont De Nemours & Company                          8,700         821,062
Monsanto Company                                          22,900         890,238
PPG Industries, Incorporated                              13,500         757,687
Praxair, Incorporated                                     15,400         710,325
                                                                      ----------
                                                                       4,058,725

COMPUTERS & BUSINESS EQUIPMENT - 1.12%
Cadence Design Systems Incorporated                        6,250         248,438
Lexmark International Group,
 Incorporated                                              6,500         179,562
Silicon Graphics, Incorporated                            17,600         448,800
Sun Microsystems, Incorporated*                           24,400         626,775
                                                                      ----------
                                                                       1,503,575

DOMESTIC OIL - 0.75%
Atlantic Richfield Company                                 7,600       1,007,000
                                                                      ----------

DRUGS & HEALTH CARE - 4.19%
American Home Products Corporation                        14,800         867,650
Amgen, Incorporated                                       18,900       1,027,688
Bristol Myers Squibb Company                               7,600         826,500
Dura Pharmaceuticals, Incorporated*                        4,800         229,200
Merck and Company, Incorporated                           10,000         792,500
Pfizer, Incorporated                                       9,100         754,162
Schering Plough Corporation                               17,100       1,107,225
                                                                      ----------
                                                                       5,604,925

ELECTRIC UTILITIES - 3.03%
AES Corporation                                            6,000         279,000
Calenergy, Incorporated                                   10,000         336,250
CMS Energy Corporation                                     2,600          87,425
Dominion Resources, Incorporated                          16,100         619,850
Duke Power Company                                        13,900         642,875
FPL Group, Incorporated                                   17,600         809,600
Illinova Corporation                                       4,300         118,250
Pacific Gas and Electric Company                          21,800         457,800
Pinnacle West Capital Corporation                          5,600         177,800
Southern Company                                          23,200         524,900
                                                                      ----------
                                                                       4,053,750

ELECTRICAL EQUIPMENT - 1.81%
General Electric Company                                  14,500       1,433,688
Tyco International, Ltd.                                  18,800         994,050
                                                                      ----------
                                                                       2,427,738

ELECTRONICS - 1.81%
Intel Corporation                                          9,400       1,230,812
Linear Technology Corporation                             17,900         785,363
LSI Logic Corporation                                     15,300         409,275
                                                                      ----------
                                                                       2,425,450

FINANCIAL SERVICES - 1.36%
The Money Store, Incorporated                              6,200         171,275
Northern Trust Corporation                                 6,800         246,500
SunAmerica, Incorporated                                   5,900         261,812
Travelers Group, Incorporated                             25,000       1,134,375
                                                                      ----------
                                                                       1,813,962

FOOD & BEVERAGES - 2.45%
Archer Daniels Midland Company                            41,700         917,400
                                                                      ----------

FOOD & BEVERAGES - CONTINUED
Campbell Soup Company                                     10,850         870,713
Conagra, Incorporated                                     18,200         905,450
Hershey Foods Corporation                                  6,000         262,500
Vons Companies, Incorporated                               5,400         323,325
                                                                      ----------
                                                                       3,279,388

HOSPITAL SUPPLY - 0.79%
Baxter International, Incorporated                        19,300         791,300
United States Surgical Corporation                         6,900         271,687
                                                                      ----------
                                                                       1,062,987

HOTELS & RESTAURANTS - 0.62%
Hilton Hotels Corporation                                 32,000         836,000
                                                                      ----------

HOUSEHOLD PRODUCTS - 1.67%
Colgate Palmolive Company                                 10,300         950,175
Procter and Gamble Company                                11,900       1,279,250
                                                                      ----------
                                                                       2,229,425

INSURANCE - 1.92%
American International Group,
 Incorporated                                              6,100         660,325
Cigna Corporation                                          7,200         983,700
Marsh and McLennan Companies,
 Incorporated                                              8,900         925,600
                                                                      ----------
                                                                       2,569,625

INTERNATIONAL OIL - 1.60%
Mobil Corporation                                          8,600       1,051,350
Texaco, Incorporated                                      11,100       1,089,188
                                                                      ----------
                                                                       2,140,538

LEISURE TIME - 2.22%
Callaway Golf Company                                      6,000         175,375
Carnival Corporation                                      21,400         706,200
The Wait Disney Company                                   12,500         870,312
HBO and Company                                            4,400         261,250
Mirage Resorts, Incorporated*                              7,200         155,700
Promus Hotel Corporation                                   7,700         228,113
Viacom, Incorporated                                      16,300         568,462
                                                                      ----------
                                                                       2,965,412

MACHINERY - 0.59%
Ingersoll Rand Company                                    17,800         792,100
                                                                      ----------

MISCELLANEOUS SERVICES - 0.44%
SPDR Trust                                                 7,900         583,366
                                                                      ----------

MISCELLANEOUS MANUFACTURING - 0.79%
Minnesota Mining and Manufacturing
 Company                                                  12,700       1,052,512
                                                                      ----------

NATURAL GAS - 0.22%
Noble Affiliates, Incorporated                             6,200         296,825
                                                                      ----------

OFFICE FURNISHINGS & SUPPLIES - 0.58%
Pitney Bowes, Incorporated                                14,300         779,350
                                                                      ----------

PAPER - 0.66%
James River Corporation of Virginia                       26,800         887,750
                                                                      ----------




     The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                         Shares            Value
                                                         ------      -----------
PERSONAL CARE - 0.69%
Avon Products, Incorporated                              16,100      $   919,713
                                                                     -----------

PETROLEUM SERVICES - 1.94%
Baker Hughes, Incorporated                               22,700          783,150
Chevron Corporation                                      12,400          806,000
Global Marine, Incorporated                              18,200          375,375
USX Marathon Group                                       26,400          630,300
                                                                     -----------
                                                                       2,594,825

POLLUTION CONTROL - 0.49%
United Waste Systems Incorporated                         8,500          292,187
U.S. Filter Corporation                                  11,300          358,775
                                                                     -----------
                                                                         650,962

PUBLISHING - 0.68%
Gannett, Incorporated                                    12,100          905,988
                                                                     -----------

RETAIL TRADE - 3.89%
Albertsons, Incorporated                                 10,000          356,250
American Stores Company                                  20,400          833,850
Dayton Hudson Corporation                                21,100          828,175
Sears Roebuck and Company                                20,100          927,112
TJX Companies, Incorporated                               2,600          123,175
Tiffany and Company                                       8,000          293,000
Tommy Hilfiger Corporation*                               4,600          220,800
Toys R Us, Incorporated*                                 25,600          768,000
Wal Mart Stores, Incorporated                            37,400          855,525
                                                                     -----------
                                                                       5,205,887

SOFTWARE - 2.67%
BMC Software, Incorporated*                               2,600          107,575
Cisco Systems Incorporated*                              14,100          897,113
Computer Associates International,
 Incorporated                                            13,100          651,725
Informix Corporation                                     27,800          566,425
Microsoft Corporation*                                   12,600        1,041,075
Paychex, Incorporated                                     6,000          308,625
                                                                     -----------
                                                                       3,572,538

TELEPHONE - 3.33%
Bellsouth Corporation                                    15,500          625,812
MFS Communications, Incorporated                          9,400          512,300
Airtouch Communications, Incorporated                    24,800          626,200
LCI International, Incorporated                          10,200          219,300
NYNEX Corporation                                        19,300          928,813
Pacific Telesis Group                                    19,000          698,250
SBC Communications, Incorporated                         16,200          838,350
                                                                     -----------
                                                                       4,449,025

TOBACCO - 1.16%
Philip Morris Companies, Incorporated                    13,800        1,554,225
                                                                     -----------

TRANSPORTATION - 0.49%
Union Pacific Corporation                                11,000          661,375
                                                                     -----------

TOTAL COMMON STOCKS
(Cost: $64,412,594)                                                  $74,110,641
                                                                     -----------

                                                      Principal
                                                         Amount            Value
                                                     ----------       ----------
CORPORATE BONDS - 25.19%
BANKING - 5.48%
Bank of New York, Incorporated,
 6.625% due 06/15/03                                 $1,000,000       $  988,540
Bank of Nova Scotia Halifax,
 9.00% due 10/01/99                                   1,000,000        1,066,180
BankAmerica Corporation,
 8.125% due 02/01/02                                  1,000,000        1,058,080
BCH Cayman Islands, Ltd.,
 6.50% due 02/15/06                                   1,000,000          947,850
Citicorp, 7.125% due 06/01/03                           500,000          508,275
Kansallis Osake Pankki NY,
 10.00% due 05/01/02                                  1,000,000        1,134,900
MBNA Corporation,
 7.49% due 09/14/99                                   1,000,000        1,027,090
Republic New York Corporation,
 9.50% due 04/15/14                                     500,000          598,430
                                                                      ----------
                                                                       7,329,345

COMPUTERS & BUSINESS EQUIPMENT -0.86%
GTE Corporation,
 8.75% due 11/01/21                                   1,000,000        1,153,070
                                                                      ----------

DRUGS & HEALTH CARE -0.83%
Columbia/HCA Healthcare
 Corporation, 8.70% due 02/10/10                      1,000,000        1,117,130
                                                                      ----------

ELECTRIC UTILITIES - 2.97%
Baltimore Gas and Electric
 Company, 6.125% due 07/01/03                         1,000,000          969,780
Carolina Power and Light Company,
 6.875% due 10/01/98                                    500,000          497,180
Northern States Power Company,
 7.875% due 10/01/01                                  1,000,000        1,044,760
Pacific Gas and Electric Company,
 6.25% due 08/01/03                                   1,000,000          972,940
Philadelphia Electric Company,
 6.50% due 05/01/03                                     500,000          489,410
                                                                      ----------
                                                                       3,974,070

FINANCIAL SERVICES - 5.65%
Associates Corporation of North
America, 6.125% due 02/01/98                            500,000          500,455
Chrysler Financial Corporation,
5.875% due 02/07/01                                   1,000,000          976,210
CIT Group Holdings, Incorporated,
8.75% due 04/15/98                                      500,000          515,935
Commercial Credit Group,
Incorporated, 7.375% due 04/15/05                     1,000,000        1,020,450
Donaldson Lufkin and Jenrette,
5.625% due 02/15/16                                   1,000,000          963,740
Ford Motor Credit Company,
6.375% due 04/15/00                                   1,000,000          995,270
General Electric Capital Corporation,
8.85% due 04/01/05                                      500,000          561,660



     The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                      Principal
                                                         Amount            Value
                                                     ----------     ------------
FINANCIAL SERVICES - CONTINUED
Household Finance Corporation,
 7.75% due 06/01/99                                  $1,000,000     $  1,026,860
Salomon, Incorporated,
 5.75% due 03/31/98                                   1,000,000          995,980
                                                                    ------------
                                                                       7,556,560

FOOD & BEVERAGES - 1.53%
Coca Cola Enterprises, Incorporated,
 8.50% due 02/01/22                                   1,000,000        1,124,120
IBP, Incorporated,
 7.125% due 02/01/26                                  1,000,000          926,640
                                                                    ------------
                                                                       2,050,760

FUNERAL SERVICES - 0.75%
Service Corporation International,
 6.75% due 06/01/01                                   1,000,000        1,004,710
                                                                    ------------

HOTEL & RESTAURANTS -0.74%
ITT Corporation, 6.25% due 11/15/00                   1,000,000          983,860
                                                                    ------------

HOUSEHOLD PRODUCTS - 0.91%
Procter and Gamble,
 9.36% due 01/01/21                                   1,000,000        1,214,400
                                                                    ------------

NATURAL GAS - 0.74%
Columbia Gas Systems
 Incorporated, 7.05% due 11/28/07                     1,000,000          986,330
                                                                    ------------

NEWSPAPERS - 0.80%
News America Holdings,
 Incorporated, 8.50% due 02/15/05                     1,000,000        1,070,950
                                                                    ------------

PETROLEUM - 0.78%
Ultramar Corporation,
 8.00% due 03/15/05                                   1,000,000        1,045,420
                                                                    ------------

REAL ESTATE - 0.76%
MEPC Financial, Incorporated,
 7.50% due 05/01/03                                   1,000,000        1,021,460
                                                                    ------------

TELEPHONE - 2.39%
MCI Communications Corporation,
 7.75% due 03~23~25                                   1,000,000        1,012,790
New dersey Bell Telephone Company,
 5.875% due 12/01/06                                    500,000          459,520
New York Telephone Company,
 7.00% due 12/01/33                                   1,000,000          926,780
Pacific Bell, 6.625% due 10/15/34                       900,000          799,524
                                                                    ------------
                                                                       3,198,614

TOTAL CORPORATE BONDS (Cost: $32,936,796)                           $ 33,706,679
                                                                    ------------

U.S. TREASURY OBLIGATIONS - 10.19%
UNITED STATES TREASURY BONDS - 2.19%
6.00% due 02/15/26                                  $   470,000     $    427,775
6.75% due 08/15/26                                    1,290,000        1,299,675
6.875% due 08/15/25                                     895,000          912,623
7.625% due 02/15/25                                     265,000          294,357
                                                                    ------------
                                                                       2,934,430

UNITED STATES TREASURY NOTES -8.00%
5.125% due 04/30/98                                     500,000          496,170
5.75% due 10/31/00                                    2,145,000        2,116,514
5.875% due 08/15/98                                   1,175,000        1,175,552
5.875% due 11/15/05                                   1,385,000        1,335,445
6.00% due 08/15/99                                    2,110,000        2,109,662
6.25% due 08/31/00                                    1,615,000        1,621,056
6.50% due 05/15/97                                      260,000          261,056
6.50% due 08/15/05                                      110,000          110,705
6.50% due 10/15/06                                    1,465,000        1,473,014
                                                                    ------------
                                                                      10,699,174

TOTAL U.S. TREASURY
OBLIGATIONS (Cost: $13,613,890)                                     $ 13,633,604
                                                                    ------------

FOREIGN GOVERNMENT OBLIGATIONS -3.09%
GOVERNMENT OF CANADA - 1.61%
Province of Ontario,
 8.00% due 10/17/01                                   1,000,000        1,057,980
Province of Quebec,
 8.80% due 04/15/03                                   1,000,000        1,100,610
                                                                    ------------
                                                                       2,158,590

PEOPLES REPUBLIC of China - 0.77%
7.375% due 07/03/01                                   1,000,000        1,024,060
                                                                    ------------

GOVERNMENT of Italy - 0.71%
6.875% due 09/27/23                                   1,000,000          950,970
                                                                    ------------

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost: $4,130,952)                                      $  4,133,620
                                                                    ------------

SHORT TERM INVESTMENTS - 6.14%
UNITED STATES TREASURY BILLS -6.14%
4.44% due 01/09/97                                      201,000          200,802
4.48% due 01/09/97                                      895,000          894,109
4.80% due 01/09/97                                       20,000           19,979
4.87% due 01/09/97                                    1,021,000        1,019,895
4.88% due 03/06/97                                      773,000          766,294
4.97% due 01/09/97                                    4,024,000        4,019,554
4.98% due 01/09/97                                      620,000          619,314
4.99% due 01/09/97                                      121,000          120,866
5.00% due 03/06/97                                      524,000          519,342
5.02% due 03/06/97                                       29,000           28,741
                                                                    ------------
                                                                       8,208,896

TOTAL SHORT TERM INVESTMENTS
(Cost: $8,208,896)                                                  $  8,208,896
                                                                    ------------

TOTAL INVESTMENTS
(Balanced Trust)(Cost: $123,303,130)                                $133,793,440
                                                                    ============





     The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-----------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION TRUSTS                                    AGGRESSIVE                  MODERATE                   CONSERVATIVE
                                                     ----------------------     ---------------------       -----------------------
                                                     Shares          Value      Shares         Value        Shares           Value
COMMON STOCKS:                                        66.46%                     45.05%                      26.85%
AEROSPACE:                                                            1.72%                     1.03%                         0.55%
Boeing Company                                       12,567     $1,336,815      26,496    $2,818,512         4,321      $  459,646
British Aerospace                                    14,787        323,759      22,835       499,968         4,023          88,083
California Amplifier, Incorporated*                   2,600         15,925       4,800        29,400           400           2,450
Kellstrom Industries, Incorporated*                  14,300        119,762      17,800       149,075         5,100          42,713
Lockheed Martin Corporation                           4,800        439,200       3,000       274,500           900          82,350
McDonnell Douglas Corporation                         7,500        480,000      15,500       992,000         1,100          70,400
Thiokol Corporation                                   3,200        143,200       5,300       237,175           700          31,325
TRW, Incorporated                                     7,800        386,100       8,000       396,000         1,600          79,200
United Technologies Corporation                       9,200        607,200      14,000       950,400         4,000         264,000
                                                                ----------                ----------                    ----------
                                                                 3,851,961                 6,347,030                     1,120,167

AIR TRAVEL                                                            0.67%                     0.61%                         0.21%
AMR Corporation*                                      5,500        484,688      12,200     1,075,125         1,200         105,750
Atlantic Southeast Airlines, Incorporated            13,400        293,125      20,200       441,875         4,500          98,438
Continental Airlines, Incorporated*                   3,500         98,875       7,200       203,400         2,600          73,450
Delta Air Lines, Incorporated                         5,100        361,463      14,900     1,056,037           300          21,262
Japan Air Lines Company, Ltd.*                       24,000        127,450      36,000       191,175         8,000          42,483
Northwest Airlines Corporation*                       3,300        129,112      20,000       782,500         2,100          82,163
                                                                ----------                ----------                    ----------
                                                                 1,494,713                 3,750,112                       432,546

ALUMINUM:                                                             0.19%                     0.11%                         0.09%
Aluminum Company of America                           6,600        420,750      10,700       682,125         2,900         184,875
                                                                ----------                ----------                    ----------

APPAREL & TEXTILES:                                                   0.21%                     0.19%                         0.05%
Japan Wool Textile*                                  17,000        140,333      27,000       222,882         5,000          41,274
Kellwood Company                                      3,800         76,000       8,800       176,000           800          16,000
NIKE, Incorporated                                    2,500        149,375       1,000        59,750           ---             ---
Talbots, Incorporated                                 3,400         97,325      25,600       732,800         1,300          37,213
                                                                ----------                ----------                    ----------
                                                                   463,033                 1,191,432                        94,487

AUTO PARTS:                                                           1.07%                     0.70%                         0.44%
Denso Corporation                                    10,000        240,912      14,000       337,277         2,000          48,182
Eaton Corporation                                    23,800      1,660,050      44,100     3,075,975         9,400         655,650
Echlin, Incorporated                                  9,400        297,275      17,800       562,925         3,700         117,012
Gentex Corporation*                                   3,200         64,400       7,000       140,875         1,600          32,200
Scania AB, Series B*                                  4,100        102,502       5,800       145,002         1,100          27,500
Spartan Motors, Incorporated                          5,300         35,775      11,900        80,325         2,900          19,575
                                                                ----------                ----------                    ----------
                                                                 2,400,914                 4,342,379                       900,119

AUTOMOBILES:                                                          1.46%                     0.89%                         0.49%
Chrysler Corporation                                 11,600        382,800      22,400       739,200         5,000         165,000
Edaran (C)tomobil National BHD                        7,000         69,986      12,000       119,976           ---             ---
General Motors Corporation                           13,300        741,475      24,000     1,338,000         4,300         239,725
Honda Motor Company                                  17,000        485,882      26,000       743,114         5,000         142,906
Toyota Motor Corporation                             35,000      1,006,390      55,000     1,581,470        10,000         287,540
Volvo AB, Series B                                   26,400        582,589      45,300       999,670         7,700         169,922
                                                                ----------                ----------                    ----------
                                                                 3,269,122                 5,521,430                     1,005,093



    The accompanying notes are an integral part of the financial statements.

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
NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                           AGGRESSIVE                  MODERATE                   CONSERVATIVE
                                                     ----------------------     ---------------------       -----------------------
                                                     Shares          Value      Shares         Value        Shares           Value
BANKING:                                                              6.86%                     4.48%                         2.49%
Akita Bank, Ltd.                                    34,000     $   211,381      54,000   $   335,722         9,000      $   55,954
Bank of New York, Incorporated                      51,600       1,741,500      97,800     3,300,750        20,000         675,000
Bank of Tokyo, Ltd.*                                50,650         940,312      78,850     1,463,842        14,100         261,765
BankAmerica Corporation                              3,800         379,050      14,000     1,396,500         4,200         418,950
Banponce Corporation                                24,400         823,500      42,900     1,447,875        10,100         340,875
Banco Bilbao Vizcaya SA                              3,050         164,687       4,450       240,281         1,000          53,996
Banco Popular Espanol SA                               900         176,776       1,400       274,986           250          49,105
Barclays                                             7,697         131,932      12,052       206,579         2,126          36,441
Charter One Financial, Incorporated                  6,405         269,010      27,275     1,145,550         2,205          92,610
Citicorp                                             8,100         834,300      15,800     1,627,400         3,400         320,200
Collective Bancorp, Incorporated                     3,000         105,375       8,000       281,000         2,300          80,788
Comerica, Incorporated                               1,900          99,512         500        26,188           800          41,900
Credit Commercial de France                          4,169         192,842       6,386       295,392           783          36,219
Credit Suisse Group                                  2,340         240,381       4,400       451,999           665          68,313
Dai Ichi Kangyo Bank, Ltd.                          16,000         230,723      25,000       360,504         4,000          57,681
Den Norske Bank                                    118,300         448,002     192,400       728,618        34,000         128,758
Development Bank of Singapore, Ltd.                  6,000          81,041       7,000        94,547         2,000          27,014
First Bank System, Incorporated                      8,300         566,475       8,300       566,475         3,700         252,525
First Chicago Corporation                            8,693         467,249      19,231     1,033,666         3,615         194,306
Fleet Financial Group, Incorporated                  3,898         194,413       7,345       366,332         1,659          82,743
Fokus Bank AS*                                      31,500         214,625      35,900       244,604         9,350          63,706
Fuji Bank                                           39,000         569,122      51,000       744,236         8,000         116,743
Generale De Banque                                     150          53,778         300       107,557            50          17,926
HSBC Holdings - HKD                                 36,535         781,763      64,836     1,387,337        10,754         230,110
HSBC Holdings - (pound)                             15,530         338,696      24,404       532,230         3,636          79,298
Industrial Bank of Japan                            13,000         225,628      21,000       364,476         4,000          69,424
Lloyds TSB Group PLC                                76,187         562,559     118,512       875,084        20,997         155,040
Malayan Bank BHD                                     3,000          33,261       5,000        55,435         1,000          11,087
Mitsubishi Trust & Banking Corporation               5,000          66,920      11,000       147,224         1,000          13,384
Mitsui Trust & Banking Corporation                  10,000          78,145      16,000       125,032         3,000          23,444
National City Corporation                            3,600         161,550      13,600       610,300           600          26,925
NationsBank Corporation                              6,548         640,067       7,780       760,495         2,264         221,306
National Westminster Bank PLC                       13,293         156,227      20,903       245,665         3,653          42,932
Nordbanken AB                                       10,500         317,930      15,000       454,186         2,800          84,781
Overseas Union Bank                                 11,000          84,900      17,000       131,208         5,000          38,591
Public Bank BHD                                     14,000          29,657       7,666        16,240        13,333          28,245
Sakura Bank, Ltd.*                                  54,000         386,081      84,000       600,570        15,000         107,245
Sparebanken NOR                                      7,100         220,391      12,000       372,491         1,900          58,978
Standard Chartered                                  17,000         208,823      26,600       362,747         6,300          77,387
Standard Federal Bancorporation                      7,700         437,938      20,200     1,148,875           300          17,062
Unidanmark                                           4,725         244,640       7,375       381,845         1,300          67,308
United Overseas Bank                                21,800         243,036      36,600       408,033         4,200          46,823
Wachovia Corporation                                 9,200         519,800      16,800       949,200         1,600          90,400
Wells Fargo & Company                                1,400         377,650       2,700       728,325           233          62,852
Westpac Banking Corporation                         25,500         145,122      39,800       226,507         7,000          39,838
Zions Bancorp                                          ---             ---         500        52,000           ---             ---
                                                               -----------               -----------                    ----------
                                                                15,396,770                27,640,108                     5,095,978

BROADCASTING:                                                         0.61%                     0.39%                         0.21%
Act Networks, Incorporated*                            ---             ---         700        25,550           ---             ---
Canal Plus                                           3,013         665,491       4,705     1,039,208           835         184,429
Sinclair Broadcast Group, Incorporated*              5,100         132,600       6,000       156,000           ---             ---
Tele Communications, Incorporated*                   1,700          22,206      23,600       308,275         6,500          84,906
TV 4 AB                                             11,800         242,232      23,500       482,412         3,600          73,901





    The accompanying notes are an integral part of the financial statements.

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
NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                           AGGRESSIVE                  MODERATE                   CONSERVATIVE
                                                     ----------------------     ---------------------       -----------------------
                                                     Shares          Value      Shares         Value        Shares           Value
BROADCASTING - CONTINUED
TV Francaise                                          3,050     $  291,568       4,050    $  387,164           850      $   81,257
U.S. West Media Group, Incorporated*                    500          9,250         ---           ---           ---             ---
Viacom, Incorporated, Class A*                          ---            ---         ---           ---           272           9,384
                                                                ----------                ----------                    ----------
                                                                 1,363,347                 2,398,609                       433,877
BUILDING CONSTRUCTION:                                                0.32%                     0.15%                         0.10%
Fluor Corporation                                     5,600        351,400      10,400       652,600         2,100         131,775
Harsco Corporation                                    5,200        356,200       3,900       267,150         1,200          82,200
                                                                ----------                ----------                    ----------
                                                                   707,600                   919,750                       213,975

BUSINESS SERVICES:                                                    1.16%                     0.78%                         0.39%
ADVO, Incorporated*                                   4,400         61,600       5,000        70,000         2,200          30,800
Automatic Data Processing, Incorporated               2,500        107,188       4,300       184,363           700          30,012
Brambles Industries, Ltd.*                           16,500        321,974      25,800       503,450         4,500          87,811
Dames and Moore, Incorporated                         4,400         64,350       9,300       136,012         3,500          51,188
EA Engineering Science and Technology,
 Incorporated*                                        6,200         14,725      15,400        36,575         2,100           4,987
Katz Media Group, Incorporated*                       3,800         42,750       5,600        63,000         2,700          30,375
M.A.I.D. PLC*                                        44,000        150,762      69,000       236,423        12,000          41,117
Medaphis Corporation*                                 1,100         12,306       2,000        22,375           400           4,475
Microage, Incorporated*                               1,400         28,000       1,600        32,000           ---             ---
Ogden Corporation                                    36,900        691,875      63,800     1,196,250        11,700         219,375
Omnicorn Group                                        5,200        237,900      21,800       997,350         2,200         100,650
PHH Corporation                                         ---            ---         500        21,500           ---             ---
Securitas AB, Series B*                               8,700        253,222       8,700       253,222         2,400          69,854
Serv-Tech, Incorporated*                              6,200         15,112       6,700        16,331           --              ---
SunGard Data Systems, Incorporated*                   5,900        233,050       9,000       355,500         1,300          51,350
Syratech Corporation*                                 3,500        110,250       7,600       239,400           ---             ---
TRC Companies, Incorporated*                          4,400         19,800      10,600        47,700         2,500          11,250
Yorkshire Water                                      19,632        237,118      30,708       370,895         5,436          65,657
                                                                ----------                ----------                    ----------
                                                                 2,601,982                 4,782,346                       798,901
CHEMICALS:                                                            1.98%                     1.40%                         0.84%
AKZO Nobel NV                                           450         61,512         800       109,354           ---             ---
Asahi Chemical Industry Company, Ltd.*               47,000        266,229      75,000       424,834        13,000          73,638
Bayer AG*                                            10,800        440,759      18,200       742,761         3,200         130,595
Cytec Industries, Incorporated*                       9,000        365,625      15,600       633,750         1,800          73,125
E.I.Du Pont De Nemours & Company                     10,700      1,009,813      20,000     1,887,500         4,100         368,938
W.R. Grace & Company                                  1,600         82,800       3,200       165,600           700          36,225
Great Lakes Chemical Corporation                        900         42,075       1,700        79,475           300          14,025
Martek Biosciences Corporation*                       1,700         34,000       1,900        38,000           600          12,000
Metallgesellschaft AG*                               11,300        231,317      18,650       381,775         3,000          61,411
Monsanto Company                                     33,000      1,282,875      76,200     2,962,275        17,500         680,312
Olin Corporation                                        ---            ---       1,600        60,200           400          15,050
Om Group, Incorporated                                3,300         89,100       4,350       117,450           --              ---
Praxair, Incorporated                                 2,600        119,925       4,600       212,175         1,800          83,025
Sekisui Chemical                                     11,000        111,130      17,000       171,747         3,000          30,308
Shin Etsu Chemical Company                              600         10,932         900        16,398           150           2,733
Special Devices, Incorporated*                        2,100         37,275         ---           ---           ---             ---
Union Carbide Corporation                             5,500        224,812      12,600       515,025         2,600         106,275
Witco Corporation                                     1,200         36,600       3,500       106,750           800          24,400
                                                                ----------                ----------                    ----------
                                                                 4,446,779                 8,625,069                     1,730,060




    The accompanying notes are an integral part of the financial statements.

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
NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                           AGGRESSIVE                  MODERATE                   CONSERVATIVE
                                                     ----------------------     ---------------------       -----------------------
                                                     Shares          Value      Shares         Value        Shares           Value
COMPUTERS & BUSINESS EQUIPMENT:                                       2.34%                     1.57%                         1.04%
3COM Corporation*                                     2,400     $  176,100       4,400    $  322,850           900      $   66,037
Bay Networks, Incorporated*                           2,650         55,319       5,000       104,375           600          12,525
Cisco Systems, Incorporated*                         26,400      1,679,700      54,800     3,486,650        11,200         712,600
Compaq Computer Corporation*                         11,200        831,600      24,100     1,789,425         5,500         408,375
Fujitsu                                              33,000        307,745      50,000       466,281         9,000          83,931
Hewlett-Packard Company                               2,100        105,525       4,000       201,000           800          40,200
International Business Machines Corporation           6,600        996,600       9,400     1,419,400         1,600         241,600
International Imaging Materials*                      4,500        102,375       9,700       220,675         2,500          56,875
Pitney Bowes, Incorporated                            9,400        512,300      14,800       806,600         3,700         201,650
Scopus Technology*                                    1,100         51,150       2,800       130,200           400          18,600
Seagate Technology, Incorporated*                     3,200        126,400       5,800       229,100         1,400          55,300
Sundstrand Corporation                                1,900         80,750       3,900       165,750         3,000         127,500
Tandy Corporation                                     5,300        233,200       8,400       369,600         2,000          88,000
Tech Data Corporation*                                  ---            ---         ---           ---         2,000          27,375
                                                                ----------                ----------                    ----------
                                                                 5,258,764                 9,711,906                     2,140,568

CONGLOMERATES:                                                        1.07%                     0.62%                         0.34%
American Group                                        4,750         98,098       4,000        82,609         1,500          30,978
Berjaya Sports                                       33,000        164,641      35,000       174,619        10,000          49,891
Corporacion Financiera Alba                           1,600        161,695       3,650       368,866           600          60,636
CSR, Ltd.*                                           49,600        173,468      81,500       285,033        14,400          50,362
First Pacific Company                                54,088         70,280      89,734       116,598        14,184          18,430
Grand Metropolitan                                   36,174        283,839      54,249       425,664         9,543          74,879
Hanson                                               47,300         66,448      74,000       103,957        13,100          18,403
Hutchison Whampoa                                    73,000        573,372     115,000       903,258        20,000         157,088
ISS-International Service Systems*                   19,550        514,404      30,600       805,154         5,400         142,086
Nokia OY AB, Series A                                   ---            ---       1,250        72,500           ---             ---
Swire Pacific, Ltd., Class A*                        15,500        147,796      24,000       228,845         6,500          61,979
Tomkins                                              33,094        153,082      51,697       239,133         9,147          42,311
                                                                ----------                ----------                    ----------
                                                                 2,407,123                 3,806,236                       707,043

CONSTRUCTION MATERIALS:                                               0.60%                     0.28%                         0.16%
CRH                                                  24,800        257,475      39,400       409,053         8,000          83,056
Lafarge Corporation                                  13,600        273,700      24,100       485,012         4,000          80,500
Masco Corporation                                     7,100        255,600         ---           ---           ---             ---
Medusa Corporation                                    6,100        209,688      16,150       555,156         3,800         130,625
Powerscreen International PLC                           ---            ---       6,000        58,078           ---             ---
Sherwin-Williams Company                              4,000        224,000         ---           ---           ---             ---
Vulcan Materials Company                                500         30,437       1,000        60,875           ---             ---
Wolseley PLC                                         12,800        100,983      20,000       157,787         3,500          27,613
                                                                ----------                ----------                    ----------
                                                                 1,351,883                 1,725,961                       321,794

CONSTRUCTION & MINING EQUIPMENT:                                      0.45%                     0.33%                         0.16%
Caterpillar, Incorporated                             2,300        173,075       4,900       368,725           800          60,200
Harnischfeger Industries, Incorporated               10,791        519,317      24,534     1,180,699         6,691         322,005
Japan Foundation Engineering                            770         10,040         ---           ---           ---             ---
Toda Construction Company                            30,000        227,959      45,000       341,939         8,000          60,789
YTL Corporation*                                     14,000         75,391      22,000       118,472         4,000          21,540
                                                                ----------                ----------                    ----------
                                                                 1,005,782                 2,009,835                       464,534

COSMETICS & TOILETRIES:                                              0.21%                     0.20%                         0.13%
Avon Products, Incorporated                           4,400        251,350      14,200       811,175         3,200         182,800
CCA Industries, Incorporated*                        12,500         28,906      28,400        65,675         5,700          13,181
Guest Supply, Incorporated*                          10,500        185,063      19,050       335,756         4,500          79,313
                                                                ----------                ----------                    ----------
                                                                   465,319                 1,212,606                       275,294


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                           AGGRESSIVE                  MODERATE                   CONSERVATIVE
                                                     ----------------------     ---------------------       -----------------------
                                                     Shares          Value      Shares         Value        Shares           Value
DOMESTIC OIL:                                                         0.71%                     0.48%                         0.34%
Amerada Hess Corporation                              6,400    $   370,400      13,300   $   769,738        2,900       $  167,838
Atlantic Richfield Company                            1,100        145,750       2,500       331,250          700           92,750
Louisiana Land and Exploration Company                  ---            ---         900        48,262          ---              ---
Kerr-McGee Corporation                                1,400        100,800         ---           ---          900           64,800
Unocal Corporation                                   24,200        983,125      44,700     1,815,937        9,400          381,875
                                                               -----------               -----------                    ----------
                                                                 1,600,075                 2,965,187                       707,263

DRUGS & HEALTH CARE:                                                  5.87%                     3.96%                         2.37%
Allergan, Incorporated                                1,100         39,188       2,200        78,375          500           17,812
American Home Products Corporation                    4,700        275,537       9,300       545,213        2,000          117,250
Amgen, Incorporated*                                  3,700        201,188       7,000       380,625        1,400           76,125
Astra AB                                              4,100        202,598       7,800       385,431        1,400           69,180
Baxter International, Incorporated                    3,900        159,900       7,100       291,100        1,400           57,400
Biogen, Incorporated*                                   600         23,250       1,600        62,000          ---              ---
Bristol-Myers Squibb Company                         19,000      2,066,250      29,500     3,208,125        6,300          685,125
Columbia/HCA-Healthcare Corporation                  24,000        978,000      48,350     1,970,262        5,250          213,938
Cor Therapeutics, Incorporated*                       8,100         79,987      15,600       154,050        4,300           42,462
Fresenius Med Care Aktiengesel, ADR                     ---            ---         ---           ---            1               28
Gehe AG*                                              1,750        112,019       2,370       151,706          620           39,687
Genentech, Incorporated*                              6,700        359,288      12,700       681,038        2,600          139,425
Glaxo Wellcome PLC                                   36,100        587,545      56,445       918,670        9,977          162,380
Health Management Association, Class A*               1,125         25,312       1,900        42,750          475           10,688
Health Systems International, Incorporated*           5,400        133,650       7,500       185,625        2,000           49,500
Healthsouth Corporation*                              5,500        212,438      15,900       614,138        2,400           92,700
Hoya Corporation*                                     5,000        196,442       8,000       314,308        1,000           39,288
Johnson & Johnson                                    10,200        507,450      19,200       955,200        4,400          218,900
Eli Lilly & Company                                   2,100        153,300       2,200       160,600        1,100           80,300
Medtronic, Incorporated                               1,200         81,600         ---           ---        1,200           81,600
Merck & Company, Incorporated                        15,700      1,244,225      27,900     2,211,075        6,900          546,825
Microfluidics International Corporation*                ---            ---       4,800         9,000        1,100            2,063
Novartis AG*                                            743        850,967       1,143     1,309,080          192          220,278
OY Tamro AB                                          23,350        155,836      32,000       213,565        4,500           30,033
Oxford Health Plans, Incorporated*                      600         35,137       3,400       199,112          600           35,138
Pacificare Health Systems, Incorporated*              1,400        119,350       7,900       673,475        2,200          187,550
Pfizer, Incorporated                                  5,100        422,663      11,000       911,625        2,400          198,900
Sankyo Company                                       14,000        396,512      22,000       623,090        4,000          113,289
Sanofi                                                4,750        472,390       8,000       795,606        1,150          114,368
Schering AG                                           1,200        101,300       1,900       160,391          350           29,546
Schering-Plough Corporation                          18,200      1,178,450      40,200     2,602,950        7,600          492,100
SmithKline Beecham PLC*                              29,441        407,544      45,918       635,630        8,170          113,095
SmithKline Beecham PLC, ADR                           4,200        285,600      13,600       924,800        1,800          122,400
Spacelabs, Incorporated*                              2,800         57,400       6,100       125,050        1,900           38,950
St. Jude Medical, Incorporated*                       4,950        210,994      15,200       647,900        3,900          166,237
Takeda Chemical Industries                           18,000        377,688      28,000       587,514        5,000          104,913
Thermedics, Incorporated*                             5,900        106,937       9,600       174,000        2,200           39,875
United Healthcare Corporation                         3,900        175,500       2,900       130,500        1,500           67,500
Wellpoint Health Networks, Incorporated*              1,600         55,000       5,300       182,188          ---              ---
Zeneca Group*                                         4,500        126,820       7,100       200,094        1,300           36,637
                                                               -----------               -----------                    ----------
                                                                13,175,255                24,415,861                     4,853,485

ELECTRICAL EQUIPMENT:                                                 2.19%                     1.53%                         0.80%
ABB AG                                                  115        143,052         180       223,907           35           45,538
Alcatel Alsthom Cie Generale D'Electric               5,687        456,845       8,899       714,870        1,934          155,361
AVX Corporation                                      10,400        223,600      13,600       292,400          ---              ---



    The accompanying notes are an integral part of the financial statements.



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NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------------------------------------------------

                                                    AGGRESSIVE                   MODERATE                CONSERVATIVE
                                               -------------------         --------------------       --------------------
                                               Shares        Value         Shares         Value       Shares         Value
                                               ------        -----         ------         -----       ------         -----
ELECTRICAL EQUIPMENT - CONTINUED
Baldor Electric Company                        10,300    $  253,638        15,900    $  391,538            --           --
Boston Scientific Corporation*                  2,600       156,000         5,200       312,000         1,600    $  96,000
FKI PLC                                        67,850       235,970       106,810       371,465        18,717       65,094
FLIR Systems, Incorporated*                     4,500        61,875        16,200       222,750         3,800       52,250
Fuji Electric Company                          36,000       151,075        56,000       235,006            --           --
General Electric Company                       19,500     1,928,062        46,600     4,607,575         8,800      870,100
NEC Corporation                                12,000       145,065        19,000       229,687         2,000       24,178
Raychem Corporation                             3,200       256,400         5,400       432,675         1,000       80,125
Sanmina Corporation*                            1,900       107,350         3,600       203,400           600       33,900
Thermo Volter Corporation*                      2,850        28,144        14,550       143,681         2,250       22,219
Westinghouse Electric Corporation              38,107       757,377        52,434     1,042,126        10,198      202,685
                                                          ---------                   ---------                  ---------
                                                          4,904,453                   9,423,080                  1,645,450

ELECTRIC UTILITIES:                                            1.19%                       0.71%                      0.39%
American Electric Power, Incorporated           1,300        53,462         4,900       201,513           800       32,900
Boston Edison Company                           1,000        26,875         7,800       209,625         2,100       56,437
CINergy Corporation                             8,300       277,012        12,400       413,850         2,700       90,113
DPL, Incorporated                               7,000       171,500         5,900       144,550           800       19,600
DQE                                               600        17,400         2,600        75,400           500       14,500
Enova Corporation                               2,800        63,700         9,700       220,675         1,300       29,575
Entergy Corporation                            12,800       355,200        24,300       674,325         4,900      135,975
Hong Kong Electric Holdings, Ltd.              38,500       127,927        36,500       121,281        10,500       34,889
Kansai Electric Power                           6,000       124,342         9,000       186,512         2,000       41,447
National Grid Group                            83,000       277,283       127,000       424,276        20,000       66,815
Portland Gen Corporation                           --            --            --            --           400       16,800
Public Service Company of New Mexico            1,700        33,363            --            --            --           --
Tenaga Nasional*                               24,000       114,987        37,000       177,272         7,000       33,538
Tohoku Electric Power, Incorporated             5,500       109,231            --            --            --           --
Tokyo Electric Power, Incorporated             10,100       221,518        20,700       454,002         2,900       63,604
VEBA AG                                        12,000       694,047        18,750     1,084,449         3,000      173,512
                                                          ---------                   ---------                  ---------
                                                          2,667,847                   4,387,730                    809,705

ELECTRONICS:                                                   2.48%                       1.64%                      1.04%
Adaptec, Incorporated*                          1,200        48,000            --            --            --           --
Adflex Solutions, Incorporated*                 2,100        21,525         4,800        49,200         2,200       22,550
AMP, Incorporated                               3,000       115,125         8,000       307,000         3,000      115,125
Brightpoint, Incorporated*                      1,600        47,600            --            --            --           --
Cirrus Logic, Incorporated*                       400         6,200            --            --            --           --
DSC Communications Corporation*                 1,700        30,388           400         7,150           700       12,513
Electronic Data Systems Corporation             6,600       285,450        12,600       544,950         2,500      108,125
Electronics For Imaging, Incorporated*          5,700       468,825         8,900       732,025         1,900      156,275
Harris Corporation                              1,200        82,350         3,400       233,325            --           --
Intel Corporation                              22,900     2,998,469        42,000     5,499,375         8,400    1,099,875
Liberty Technologies, Incorporated*                --            --        17,500        56,875         3,500       11,375
Linear Technology Corporation                   7,600       333,450        14,800       649,350         3,500      153,562
Maxim Integrated Products, Incorporated*        5,900       255,175         7,400       320,050         2,800      121,100
Motorola, Incorporated                          2,100       128,887            --            --            --           --
Raytheon Company                                3,400       163,625        10,200       490,875            --           --
Rohm Company                                    3,000       196,874         5,000       328,124         1,000       65,625
Scientific-Atlanta, Incorporated               16,800       252,000        32,600       489,000         6,300       94,500
TDK Corporation                                 1,000        65,193         3,000       195,579         1,000       65,193
Tracor, Incorporated*                           2,700        57,375            --            --            --           --
Teradyne, Incorporated*                            --            --         9,400       229,125         4,700      114,563
                                                          ---------                   ---------                  ---------
                                                          5,556,511                  10,132,003                  2,140,381


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
----------------------------------------------------------------------------------------------------------------------------

                                                       AGGRESSIVE                   MODERATE                CONSERVATIVE
                                                  --------------------        --------------------       -------------------
                                                  Shares         Value        Shares         Value       Shares        Value
                                                  ------         -----        ------         -----       ------        -----
FINANCIAL SERVICES:                                               3.93%                       2.66%                     1.56%
3I Group                                          12,200    $  101,789        18,900    $  157,689        3,400   $   28,367
Acom Company                                       4,700       200,483         8,000       341,249        1,400       59,718
Allstate Corporation                              29,842     1,727,106        57,444     3,324,571       12,962      750,176
American Express Company                          19,600     1,107,400        34,100     1,926,650        7,300      412,450
Astoria Financial Corporation                     12,800       472,000        27,400     1,010,375        8,400      309,750
Beneficial Corporation                             5,500       348,562        18,900     1,197,788        1,500       95,063
BHC Financial, Incorporated                        2,900        45,675        14,700       231,525        1,000       15,750
Daiwa Securities                                  24,000       213,453        54,000       480,269       10,000       88,939
Development Securities PLC*                       25,000        89,087        17,200        61,292        7,500       26,726
Federal Home Loan Mortgage Corporation             1,600       176,200         4,700       517,587          800       88,100
Federal National Mortgage Association             42,900     1,598,025        71,300     2,655,925       13,800      514,050
Household International, Incorporated              5,900       544,275        12,700     1,171,575        1,900      175,275
Internationale Nederlanden Groep NV*              12,443       448,279        19,556       704,537        3,170      114,204
Japan Associated Finance Company*                  4,000       316,035         5,000       395,044        1,000       79,009
Jefferies Group, Incorporated                      4,800       193,800         8,200       331,075        2,200       88,825
Legg Mason, Incorporated                          10,700       411,950        16,200       623,700        3,000      115,500
Long Island Bancorp, Incorporated                  3,000       105,000           500        17,500          300       10,500
Peoples Heritage Financial Group                   6,400       179,200        12,200       341,600        2,100       58,800
Tab Corporation Holdings, Ltd.                    29,200       139,258        33,100       157,857        8,100       38,630
Travelers Group, Incorporated                      8,898       403,747        16,765       760,712        2,698      122,422
                                                             ---------                  ----------                 ---------
                                                             8,821,324                  16,408,520                 3,192,254

FOOD & BEVERAGES:                                                 3.44%                       2.44%                     1.61%
Archer-Daniels-Midland Company                     4,217        92,774        14,266       313,852        3,036       66,792
Asahi Breweries*                                  12,000       124,342        15,000       155,427        4,000       41,447
Bass                                               9,100       128,151        14,000       197,156        2,600       36,615
Celestial Seasonings, Incorporated*                   --            --         2,900        57,275        1,600       31,600
The Coca Cola Company                             12,800       673,600        24,300     1,278,788        6,900      363,113
Dekalb Genetics Corporation, Class B               1,900        96,900         3,200       163,200           --           --
Dole Food Company, Incorporated                    3,900       132,113         6,100       206,637        1,500       50,812
Earthgrains Company                                   36         1,881            --            --           52        2,717
General Mills, Incorporated                        6,400       405,600        12,100       766,838        2,500      158,437
Goodmark Foods, Incorporated                       4,400        72,600        10,900       179,850        2,600       42,900
Kellogg Company                                   10,400       682,500        20,700     1,358,438        4,600      301,875
Nabisco Holdings Corporation, Class A              5,800       225,475         6,000       233,250        6,100      237,138
Nestle SA                                            154       165,333           232       249,073           44       47,238
Nippon Meat Packer                                 7,000        90,666        10,000       129,522        3,000       38,857
PepsiCo, Incorporated                             73,900     2,161,575       143,100     4,185,675       29,700      868,725
Pioneer Hi Bred International, Incorporated        3,700       259,000         6,800       476,000        1,600      112,000
Ralcorp Holdings, Incorporated*                   15,266       322,494        46,600       984,425        7,800      164,775
Ralston Purina Company                             6,500     1,210,687        36,600     2,685,525        6,700      491,612
Southcorp Holdings, Ltd.                          27,400        87,115        42,900       136,396        7,600       24,163
Tabacalera SA                                      9,350       402,592        12,700       546,836        2,350      101,186
Tyson Foods, Incorporated, Class A                11,300       387,025        22,000       753,500        3,300      113,025
                                                             ---------                  ----------                 ---------
                                                             7,722,423                  15,057,663                 3,295,027

FOREST PRODUCTS:                                                  0.03%                       0.01%                     0.00%
Weyerhaeuser Company                               1,200        56,850            --            --           --           --
Wickes Lumber Company*                               800         3,300         7,300        30,112        1,800        7,425
                                                             ---------                  ----------                 ---------
                                                                60,150                      30,112                     7,425

GAS & PIPELINE UTILITIES:                                         0.79%                       0.54%                     0.40%
British Gas PLC*                                  31,000       118,965        48,500       186,123        6,100       23,409
Coastal Corporation                                1,500        73,313            --            --           --           --
Eastern Enterprises                                   --            --           400        14,150           --           --


     The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------------------------------------------

                                               AGGRESSIVE                   MODERATE                CONSERVATIVE
                                          --------------------        --------------------       -------------------
                                          Shares         Value        Shares         Value       Shares        Value
                                          ------         -----        ------         -----       ------        -----
GAS & PIPELINE UTILITIES - CONTINUED
Enron Corporation                         10,100    $  435,562        21,200    $  914,250        4,800   $  207,000
MCN Corporation                            8,800       254,100        16,000       462,000        4,000      115,500
Pacific Enterprises                        9,900       300,713        19,000       577,125        3,900      118,463
Piedmont National Gas, Incorporated        7,900       184,662        14,200       331,925        3,200       74,800
Questar Corporation                        4,100       150,675        12,900       474,075        6,100      224,175
UGI Corporation                           11,600       259,550        16,700       373,663        2,400       53,700
                                                     ---------                   ---------                   -------
                                                     1,777,540                   3,333,311                   817,047

GOLD:                                                     0.43%                       0.27%                     0.19%
Kinross Gold Corporation*                  8,400        59,850            --            --           --           --
Newmont Mining Corporation                20,400       912,900        37,800     1,691,550        8,900      398,275
                                                     ---------                   ---------                   -------
                                                       972,750                   1,691,550                   398,275

HOMEBUILDERS:                                             0.29%                       0.16%                     0.09%
Daiwa House Industry Company, Ltd.        25,000       321,647        30,000       385,977        4,000       51,464
Lennar Corporation                         3,700       100,825        10,100       275,225        2,200       59,950
Shimizu Corporation*                      30,000       224,074        46,000       343,580        9,000       67,222
                                                     ---------                   ---------                   -------
                                                       646,546                   1,004,782                   178,636

HOTELS & RESTAURANTS:                                     0.61%                       0.43%                     0.30%
HFS, Incorporated*                         1,200        71,700         7,300       436,175          400       23,900
Hilton Hotels Corporation                 18,000       470,250        21,600       564,300        7,400      193,325
La Quinta Inns, Incorporated               7,425       142,003        14,850       284,006        4,275       81,759
McDonald's Corporation                     6,800       307,700        15,700       710,425        3,900      176,475
Mirage Resorts, Incorporated*              2,800        60,550         6,200       134,075        1,400       30,275
Promus Hotel Corporation*                   --              --         1,550        45,919          350       10,369
Quick Restaurants                            800        51,186         1,250        79,978          300       19,195
Yoshinoya D&C Company, Ltd.                   21       257,491            32       392,367            6       73,569
                                                     ---------                   ---------                   -------
                                                     1,360,880                   2,647,245                   608,867

HOUSEHOLD APPLIANCES FURNISHING:                          0.50%                       0.32%                     0.21%
Fedders USA, Incorporated                 10,000        62,500        23,800       148,750
Matsushita Electronic Industries          31,000       505,915        51,000       832,311       10,000      163,198
Sony Corporation                           5,900       386,676         9,300       609,507        1,600      104,861
Toro Company                               4,400       160,600        10,500       383,250        4,200      153,300
                                                     ---------                   ---------                   -------
                                                     1,115,691                   1,973,818                   421,359

HOUSEHOLD PRODUCTS:                                       0.48%                       0.25%                     0.14%
Cultor Oy, Series I*                       2,200       119,565         4,950       269,022          800       43,478
Gillette Company                             600        46,650            --            --           --           --
Procter & Gamble Company                   2,900       311,750         2,700       290,250          500       53,750
Stanhome, Incorporated                     2,500        66,250         7,100       188,150        2,600       68,900
Unilever PLC                              11,900       288,479        18,600       450,899        3,300       79,998
Unilever NV                                1,350       238,957         1,800       318,610          200       35,401
                                                     ---------                   ---------                   -------
                                                     1,071,651                   1,516,931                   281,527

INDUSTRIAL MACHINERY:                                     1.48%                       0.89%                     0.47%
AES Corporation*                           9,200       427,800        14,000       651,000        1,700       79,050
Autoliv AB*                                2,700       118,374         2,800       122,758          300       13,153
Bunka Shutter Company*                    49,000       279,251        79,000       450,220       14,000       79,786
Hitachi Construction Machinery            27,000       284,431        43,000       452,983        8,000       84,276
Ingersoll Rand Company                     6,000       267,000        13,400       596,300        3,100      137,950
Komatsu, Ltd.                             32,000       262,499        51,000       418,358        9,000       73,828
Mannesmann AG                                400       173,382           600       260,073          100       43,345


     The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-----------------------------------------------------------------------------------------------------------------------------

                                                        AGGRESSIVE                   MODERATE                CONSERVATIVE
                                                   --------------------        --------------------       -------------------
                                                   Shares         Value        Shares         Value       Shares        Value
                                                   ------         -----        ------         -----       ------        -----
INDUSTRIAL MACHINERY - CONTINUED
Memtec, Ltd., ADR*                                 13,400    $  440,525        24,100    $  792,288        3,900   $  128,212
Minebea Company                                    12,000       100,302        29,000       242,397        5,000       41,793
Mitsubishi Heavy Industry                          52,000       413,090        78,000       619,636       13,000      103,273
Park Ohio Industries, Incorporated*                 3,600        46,350         5,600        72,100        1,000       12,875
Shima Seiki Manufacturing*                          1,600        74,605         2,600       121,233          500       23,314
T & N PLC*                                         41,400       123,413        64,800       193,168       11,500       34,281
Thermo Electron Corporation*                        3,825       157,781         6,075       250,594        1,950       80,437
TSI, Incorporated                                   7,800        89,700        14,400       165,600        2,400       27,600
United Engineers BHD                                6,000        54,168         9,000        81,251           --           --
                                                              ---------                   ---------                 ---------
                                                              3,312,671                   5,489,959                   963,173

INSURANCE:                                                         2.02%                       1.24%                     0.75%
Aetna, Incorporated                                   539        43,120            --            --           --           --
American International Group, Incorporated            200        21,650            --            --           --           --
Arbatax International, Incorporated*                2,200        14,953            --            --          700        4,758
AXA                                                 5,864       372,963         8,762       557,282        1,605      102,082
Baloise Holdings                                       55       110,534            45        90,437           15       30,146
W.R. Berkley Corporation                            3,600       182,700         7,300       370,475        1,500       76,125
Equitable of Iowa Companies, Incorporated           2,500       114,688            --            --           --           --
Frontier Insurance Group, Incorporated*               290        11,092            --            --           --           --
General Re Corporation                              4,400       694,100        10,100     1,593,275        1,800      283,950
Harleysville Group, Incorporated                    3,500       106,750         7,300       222,650        2,000       61,000
Horace Mann Educators Corporation                   6,200       250,325         9,900       399,713        2,700      109,013
Istituto Nazionale della Assicurazioni                 --            --            --            --       16,800       21 883
MBIA, Incorporated                                  3,700       374,625         7,300       739,125        1,900      192,375
Pohjola                                            10,300       231,750        16,150       363,375        2,850       64,125
Providian Corporation                               1,400        71,925         1,900        97,612          600       30,825
Prudential Corporation                             34,525       291,012        53,983       455,022        9,544       80,446
Royal Sun Alliance                                 29,962       228,680        46,988       358,629        8,355       63,768
Schweiz Ruckversicherungs*                            130       138,790           175       186,832           --           --
Selective Insurance Group, Incorporated             6,700       254,600        13,700       520,600        2,800      106,400
Skandia Foersaekrings AB                           16,500       466,942        24,700       698,999        4,500      127,348
Sumitomo Marine & Fire                             41,000       254,900        64,000       397,893       11,000       68,388
Triad Guaranty, Incorporated*                      10,300       296,125        21,550       619,562        4,250      122,187
                                                              ---------                   ---------                 ---------
                                                              4,532,224                   7,671,481                 1,544,819

INTERNATIONAL OIL:                                                 0.90%                       0.63%                     0.32%
British Petroleum Company PLC                      59,419       712,580        98,831     1,185,227       17,978      215,600
British Petroleum Company PLC, ADR                    300        42,412         2,300       325,162          500       70,687
Exxon Corporation                                   7,600       744,800        15,900     1,558,200        2,600      254,800
Royal Dutch Petroleum Company, ADR                  2,400       409,800         3,400       580,550          400       68,300
Saga Petroleum*                                     7,000       108,643        14,400       223,495        2,500       38,801
                                                              ---------                   ---------                 ---------
                                                              2,018,235                   3,872,634                   648,188

INVESTMENT COMPANIES:                                              0.39%                       0.20%                     0.26%
Alex Brown, Incorporated                            3,900       282,750            --            --        3,300      239,250
Eaton Vance Corporation                                --            --            --            --          600       28,575
Inter-Regional Financial Group, Incorporated        5,400       190,350         8,100       285,525        1,950       68,738
McDonald Company Investments,
Incorporated                                        2,400        83,400         5,400       187,650          800       27,800
Morgan Keegan, Incorporated                            --            --        15,450       264,581        1,800       30,825
Morgan Stanley Group, Incorporated                  1,200        68,550           400        22,850          800       45,700
Nomura Securities Company, Ltd.                     6,000        90,148        10,000       150,246        2,000       30,049
Piper Jaffray Companies, Incorporated               9,800       153,125        19,700       307,813        4,400       68,750
                                                              ---------                   ---------                 ---------
                                                                868,323                   1,218,665                   539,687

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
------------------------------------------------------------------------------------------------------------------------

                                                  AGGRESSIVE                   MODERATE                CONSERVATIVE
                                              --------------------        --------------------       -------------------
                                              Shares         Value        Shares         Value       Shares        Value
                                              ------         -----        ------         -----       ------        -----
LEISURE TIME:                                                 1.32%                       0.89%                     0.49%
The Walt Disney Company                       23,919    $1,665,360        44,934    $3,128,530        9,709   $  675,989
Genting BHD                                   6,000        41,339         9,000        62,007        3,000       20,669
Granada Group PLC*                            19,200       283,872        34,700       513,039        5,300       78,360
Kuoni Reisen Holding, Series B                   150       364,214           230       558,461           40       97,124
Magnum CP BHD*                                23,000        44,625        36,000        69,848           --           --
MGM Grand, Incorporated*                       2,200        76,725        14,000       488,250           --           --
Movie Gallery, Incorporated*                   2,800        36,400        10,200       132,600           --           --
Renaissance Communication Corporation*         3,500       125,125            --            --           --           --
Resorts World BHD                             13,000        59,196        23,000       104,732        6,000       27,321
Salomon SA*                                    2,450       210,128         3,500       300,183          700       60,037
Sodak Gaming, Incorporated*                    3,800        58,425         9,800       150,675        2,500       38,438
                                                         ---------                   ---------                   -------
                                                         2,965,409                   5,508,325                   997,938

MINING:                                                       0.68%                       0.49%                     0.31%
Bre-X Minerals, Ltd*                          64,100     1,001,562       113,900     1,779,688       29,800      465,625
Canyon Resources Corporation*                     --            --        48,200       126,525           --           --
Cookson Group                                 39,219       159,241        61,338       249,051       10,955       44,481
Inco, Ltd.                                        --            --           100         3,187           --           --
Inco, Ltd. - CAD                              10,700       341,872        23,800       760,425        3,200      102,242
Mountain Province Mining, Incorporated*        5,400        17,550         8,200        26,650           --           --
Stillwater Mining Company*                        --            --         4,100        74,312        1,100       19,938
                                                         ---------                   ---------                   -------
                                                         1,520,225                   3,019,838                   632,286

NEWSPAPERS:                                                   0.39%                       0.30%                     0.21%
Independent News                              46,888       238,978        74,671       380,583       10,387       52,940
Times Mirror Company, Series A                 8,800       437,800        21,700     1,079,575        6,300      313,425
Ver Ned Uitgevers*                             9,700       202,821        18,500       386,823        3,200       66,910
                                                         ---------                   ---------                   -------
                                                           879,599                   1,846,981                   433,275

NON-FERROUS METALS:                                           0.14%                       0.07%                     0.05%
Imco Recycling, Incorporated                   7,100       103,837        10,200       149,175        2,000       29,250
IMI PLC*                                       3,800        24,348            --            --        3,800       24,348
WMC, Ltd.                                     31,000       195,398        48,400       305,073        9,300       58,619
                                                         ---------                   ---------                   -------
                                                           323,583                     454,248                   112,217

OTHER UTILITIES:                                              0.26%                       0.15%                     0.08%
United Water Resources, Incorporated          37,200       576,600        58,400       905,200       10,700      165,850
                                                         ---------                   ---------                   -------

PAPER:                                                        0.80%                       0.55%                     0.30%
Boise Cascade Corporation                     17,000       539,750        24,600       781,050        5,600      177,800
Champion International Corporation             1,500        64,875         2,100        90,825          700       30,275
Chesapeake Corporation*                       13,000       407,875        29,900       938,112        5,400      169,425
Fort Howard Paper Corporation*                    --            --         1,300        35,994           --           --
Kimberly Clark Corporation                     4,000       381,000         7,900       752,475        1,600      152,400
Pope & Talbot, Incorporated                   20,400       323,850        36,200       574,675        3,200       50,800
Stone Container Corporation                    3,200        47,600        15,500       230,563        1,100       16,362
Wausau Paper Mills Company                     2,000        37,000            --            --           --           --
Willamette Industries, Incorporated               --            --            --            --          300       20,888
                                                         ---------                   ---------                   -------
                                                         1,801,950                   3,403,694                   617,950

PETROLEUM & NATURAL GAS:                                      0.65%                       0.36%                     0.18%
Anadarko Petroleum Corporation                 6,500       420,875         5,200       336,700        1,100       71,225
Burlington Resources, Incorporated             2,300       115,863         6,300       317,362        1,200       60,450
Chesapeake Energy Corporation                  1,350        75,094         1,850       102,906           --           --



    The accompanying notes are an integral part of the financial statements.

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
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
------------------------------------------------------------------------------------------------------------------------------

                                                        AGGRESSIVE                   MODERATE                 CONSERVATIVE
                                                    --------------------        --------------------       -------------------
                                                    Shares         Value        Shares         Value       Shares        Value
                                                    ------         -----        ------         -----       ------        -----
PETROLEUM & NATURAL GAS - CONTINUED
Elf Aquitaine*                                       3,500    $  318,599         5,000    $  455,141        1,000   $   91,028
ENI SPA*                                            54,000       277,119        84,200       432,101        7,800       40,028
Newfield Exploration Company*                           --            --           800        20,800           --           --
Occidental Petroleum Corporation                        --            --         7,000       163,625        4,900      114,538
Santa Fe Energy Resources, Incorporated*                --            --        14,400       199,800           --           --
Union Pacific Resource Group, Incorporated           8,900       260,325         5,600       163,800           --           --
                                                               ---------                   ---------                 ---------
                                                               1,467,875                   2,192,235                   377,269

PETROLEUM SERVICES:                                                 2.01%                       1.32%                     0.79%
Broken Hill Proprietary Company, Ltd.                6,956        99,079         9,821       139,887        1,098       15,640
Dresser Industries, Incorporated                     6,600       204,600        11,300       350,300        3,100       96,100
Halliburton Company                                  7,800       469,950        16,700     1,006,175        3,900      234,975
Norsk Hydro AS                                       3,500       187,410         5,000       267,728          900       48,191
Royal Dutch Petroleum                                1,000       175,442         2,000       350,883          500       87,721
Schlumberger, Ltd.                                  17,800     1,777,775        35,800     3,575,525        6,500      649,188
Total SA, B Shares                                  10,422       847,660        16,866     1,371,775        2,983      242,618
Total SA, ADR                                        6,546       263,476        12,428       500,227        3,289      132,382
Western Atlas, Incorporated*                         7,000       496,125         7,900       559,912        1,500      106,312
                                                               ---------                   ---------                 ---------
                                                               4,521,517                   8,122,412                 1,613,127

PHOTOGRAPHY:                                                        0.45%                       0.25%                     0.13%
Canon, Incorporated                                 25,000       552,629        37,000       817,891        7,000      154,736
Fuji Photo Film Company                              8,000       263,881        13,000       428,806        2,000       65,970
Konica Corporation                                  28,000       185,683        43,000       285,157        8,000       53,053
                                                               ---------                   ---------                 ---------
                                                               1,002,193                   1,531,854                   273,759

POLLUTION CONTROL:                                                  0.17%                       0.22%                     0.11%
Republic Industries, Incorporated                    1,450        45,222         1,620        50,524           --           --
TETRA Technologies, Incorporated*                    7,900       199,475        12,200       308,050        2,200       55,550
United Waste Systems, Incorporated*                     --            --        21,600       742,500        2,600       89,375
USA Waste Services, Incorporated*                    4,250       135,469         7,650       243,843        2,380       75,863
                                                               ---------                   ---------                 ---------
                                                                 380,166                   1,344,917                   220,788

PUBLISHING:                                                         0.49%                       0.29%                     0.23%
Hollinger International, Incorporated               44,400       510,600        66,100       760,150       20,000      230,000
Meredith Corporation                                 6,300       332,325        11,900       627,725        3,300      174,075
Reuters Holdings                                    13,200       169,721        20,700       266,153        3,600       46,287
Singapore Press Holdings, Ltd.                       4,000        78,896         6,000       118,345        1,000       19,724
                                                               ---------                   ---------                 ---------
                                                               1,091,542                   1,772,373                   470,086

RAILROADS & EQUIPMENT:                                              0.47%                       0.36%                     0.24%
Burlington Northern Santa Fe                         2,100       181,388         4,000       345,500          800       69,100
CSX Corporation                                     16,400       692,900        36,900     1,559,025        9,100      384,475
East Japan Railway                                      37       166,454            65       292,419           10       44,987
Wisconsin Central Transportation Corporation*          300        11,887            --            --           --           --
                                                               ---------                   ---------                 ---------
                                                               1,052,629                   2,196,944                   498,562

REAL ESTATE:                                                        0.81%                       0.47%                     0.25%
Cheung Kong Holdings                                55,000       488,881        84,000       746,654       14,000      124,442
Mitsubishi Estate                                   24,000       246,611        37,000       380,192        7,000       71,928
New World Development Company                       41,273       278,818        77,068       520,629       13,273       89,665
Perpetual                                            3,100       120,824         4,800       187,082          900       35,078
Sun Hung Kai Properties                             47,000       575,764        72,000       882,022       13,000      159,254
Tokyo Tatemono Company*                             25,000       112,253        35,000       157,154        6,000       26,941
                                                               ---------                   ---------                 ---------
                                                               1,823,151                   2,873,733                   507,308




   The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
------------------------------------------------------------------------------------------------------------------------------

                                                     AGGRESSIVE                   MODERATE                 CONSERVATIVE
                                                 --------------------        --------------------       -------------------
                                                 Shares         Value        Shares         Value       Shares        Value
                                                 ------         -----        ------         -----       ------        -----
RETAIL GROCERY:                                                  0.11%                       0.11%                     0.05%
Giant Foods, Incorporated, Class A                6,900    $  238,050        20,500    $  707,250        2,900   $  100,050
                                                            ---------                  ----------                 ---------

RETAIL TRADE:                                                    3.02%                       1.81%                     1.16%
Amway Japan, Ltd.                                 3,000        96,365         6,000       192,729        1,000       32,122
Ahold Kon NV*                                     1,700       106,342         2,700       168,897          500       31,277
AutoZone, Incorporated*                           9,700       266,750         9,500       261,250        4,500      123,750
Boots Company                                    10,900       112,417        14,200       146,452        2,900       29,909
Burton Group PLC*                                26,100        70,202        35,800        96,293        7,000       18,828
Consolidated Stores Corporation*                  6,250       200,781         9,625       309,203        2,125       68,266
Cygne Designs, Incorporated*                         --            --            --            --          900          787
CVS Corporation                                  29,300     1,212,288        59,000     2,441,125       12,300      508,913
Delhaize Le Lion                                    450        26,736           650        38,618           --           --
Federated Department Stores, Incorporated*        4,200       143,325         7,300       249,113          800       27,300
Footstar, Incorporated*                           4,203       104,550        10,997       273,550        2,216       55,123
Friedman's, Incorporated, Class A*                5,500        81,125        22,400       330,400        3,200       47,200
Haverty Furniture Companies, Incorporated         5,600        63,700            --            --           --           --
The Home Depot, Incorporated                      8,000       401,000        13,900       696,738        4,000      200,500
Ito Yokado Company                                2,000        87,039         3,000       130,559        1,000       43,520
Jusco Company                                     2,000        67,870         6,000       203,609           --           --
Kingfisher                                       24,589       265,394        37,791       407,886        6,549       70,685
Lillian Vernon Corporation                        4,500        55,125        10,500       128,625        2,500       30,625
Lowes Companies, Incorporated                    23,600       837,800        52,800     1,874,400       11,400      404,700
Marks & Spencer                                  12,700       107,048        19,800       166,894        3,500       29,501
Mitsubishi Corporation                           13,000       134,703        20,000       207,236        4,000       41,447
Mitsui & Company                                  7,000        56,817        33,000       267,853        4,000       32,467
Nine West Group, Incorporated*                    5,700       264,338        10,300       477,662        2,400      111,300
Old American Stores, Incorporated*                5,600        30,100        12,300        66,112        3,400       18,275
Proffitts, Incorporated*                          3,626       133,709         5,390       198,756          490       18,069
Safeway                                          18,724       129,275        29,263       202,039        5,117       35,329
Sears Roebuck & Company                           5,400       249,075         7,900       364,387        1,500       69,188
Shimachu Company                                  6,000       153,873        10,000       256,455        2,000       51,291
Takashimaya Company                              15,000       180,036        23,000       276,056        4,000       48,010
Toys R Us, Incorporated*                         18,900       567,000            --            --           --           --
Vendex International                              5,650       241,839         7,000       299,624        1,550       66,345
Wal-Mart Stores, Incorporated                    14,300       327,113        19,700       450,637        7,200      164,700
                                                            ---------                  ----------                 ---------
                                                            6,773,735                  11,183,158                 2,379,427

SAVINGS & LOAN:                                                  0.20%                       0.11%                     0.09%
Commercial Federal Corporation                    5,300       254,400         9,700       465,600        2,100      100,800
North Side Savings Bank of Bronx New York         3,700       201,650         4,400       239,800        1,400       76,300
                                                            ---------                  ----------                 ---------
                                                              456,050                     705,400                   177,100

SHIPBUILDING:                                                    0.05%                       0.02%                     0.07%
Anangel American Shipholdings, Ltd., ADR          5,000        40,000         7,700        61,600        2,700       21,600
Avondale Industries, Incorporated*                   --            --            --            --        3,700       79,550
West Marine, Incorporated*                        2,600        73,450         2,400        67,800        1,400       39,550
                                                            ---------                  ----------                 ---------
                                                              113,450                     129,400                   140,700

SOFTWARE:                                                        1.04%                       0.68%                     0.50%
Business Objects SA, ADR*                         6,200        83,700        15,500       209,250        4,500       60,750
Dialogic Corporation*                             2,700        85,050         5,600       176,400          800       25,200
HBO & Company                                        --            --            --            --          300       17,812
Learning Company, Incorporated*                     700        10,063         1,100        15,812           --           --
Micro Focus Group, Incorporated PLC, ADR*         4,300        65,575            --            --        7,500      114,375








    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------------------------------------------------------------

                                                     AGGRESSIVE                  MODERATE                 CONSERVATIVE
                                               --------------------        --------------------       -------------------
                                               Shares         Value        Shares         Value       Shares        Value
                                               ------         -----        ------         -----       ------        -----
SOFTWARE - CONTINUED
Microsoft Corporation*                         11,400    $  941,925        21,700    $1,792,963        4,400   $  363,550
Oracle Systems Corporation*                    21,000       876,750        42,300     1,766,025        9,025      376,794
Policy Management Systems Corporation*          3,100       142,987           700        32,287          400       18,450
TT Tieto OY                                     1,550       131,042         2,400       202,904          450       38,045
                                                          ---------                  ----------                 ---------
                                                          2,337,092                   4,195,641                 1,014,976

STEEL:                                                         0.32%                       0.20%                     0.10%
Huntco, Incorporated, Class A                   3,700        54,575         7,400       109,150          500        7,375
Kawasaki Steel Corporation                     68,000       195,527       115,000       330,671       20,000       57,508
Kurimoto                                       13,000       116,743        24,000       215,525        4,000       35,921
Nippon Steel Corporation                       44,000       129,937        70,000       206,718       14,000       41,344
Sumitomo Metal Industry                        86,000       211,640       140,000       344,530       24,000       59,062
                                                          ---------                  ----------                 ---------
                                                            708,422                   1,206,594                   201,210

TELECOMMUNICATION SERVICES:                                    1.26%                       0.89%                     0.43%
Arch Communications Group, Incorporated*        3,700        34,687         3,600        33,750          600        5,625
Ascend Communications, Incorporated*            5,900       366,538        15,400       956,725        2,700      167,738
Echostar Communications Corporation*            2,925        64,350         8,910       196,020           --           --
General Cable*                                 73,500       245,546       111,700       373,163       16,800       56,125
Heartland Wireless Communications,
  Incorporated*                                12,200       160,125            --            --          500        6,562
Lucent Technologies, Incorporated               9,981       461,621        19,542       903,817        3,824      176,860
MFS Communications, Incorporated*              22,500     1,226,250        41,000     2,234,500        8,000      436,000
Palmer Wireless, Incorporated*                  3,000        31,500            --            --        1,600       16,800
Premiere Technologies, Incorporated             9,300       232,500        30,800       770,000        1,000       25,000
                                                          ---------                  ----------                 ---------
                                                          2,823,117                   5,467,975                   890,710

TELEPHONE:                                                     3.84%                       2.57%                     1.56%
360 Communications Company*                    19,500       450,937        18,400       425,500        3,300       76,312
AirTouch Communications, Incorporated*         53,400     1,348,350       111,000     2,802,750       21,200      535,300
Ameritech Corporation                           7,600       460,750        14,400       873,000        3,100      187,938
American Telephone & Telegraph Corporation     28,300     1,231,050        52,100     2,266,350       11,000      478,500
Bell Atlantic Corporation                       6,700       433,825        12,400       802,900        2,900      187,775
Bellsouth Corporation                          13,800       557,175        26,300     1,061,863        5,800      234,175
British Telecommunication                      43,900       297,079        73,500       497,387       14,200       96,094
Cincinnati Bell, Incorporated                      --            --            --            --          500       30,812
DDI Corporation                                    30       198,428            40       264,571           10       66,143
GTE Corporation                                10,700       486,850        27,800     1,264,900        5,600      254,800
MCI Communications Corporation                 11,000       359,562        14,800       483,775        3,700      120,944
NYNEX Corporation                              16,700       803,687        33,800     1,626,625        6,400      308,000
Pacific Telesis Group                           1,700        62,475         4,100       150,675           --           --
SBC Communications, Incorporated                8,400       434,700        15,900       822,825        3,400      175,950
STET                                          159,000       537,162       230,000       777,027       40,000      135,135
Telecom Corporation of New Zealand              8,400        42,876        13,200        67,376        2,300       11,740
Telecom Italia Mobile RISP*                    91,000       129,873        76,100       192,382       17,100       43,229
Telecom Italia Mobile SPA*                     48,400       122,356       157,100       224,207       18,000       25,689
Telefonica de Espana SA*                        9,900       229,913        15,500       359,965        3,150       73,154
Telekom Malaysia                                   --            --         5,000        44,546           --           --
VodaFone Group                                 68,518       289,942       107,234       453,774       18,945       80,168
WorldCom, Incorporated*                         5,200       135,525        14,800       385,725        2,600       67,762
                                                          ---------                  ----------                 ---------
                                                          8,612,515                  15,848,123                 3,189,620




    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------------------------------------------------

                                                     AGGRESSIVE                  MODERATE                 CONSERVATIVE
                                               ---------------------       ---------------------      --------------------
                                               Shares          Value       Shares          Value      Shares         Value
                                               ------          -----       ------          -----      ------         -----
TOBACCO:                                                        1.07%                       0.66%                     0.40%
BAT Industries PLC                             14,200   $    117,745       24,100   $    199,835       3,900  $     32,339
Philip Morris Companies, Incorporated          18,800      2,117,350       31,800      3,581,475       6,400       720,800
RJR Nabisco Holdings Corporation                3,900        132,600        7,600        258,400       1,500        51,000
Rothmans Pall Mall                              3,000         31,479        6,000         62,958       1,000        10,493
                                                        ------------                ------------               -----------
                                                           2,399,174                   4,102,668                   814,632

TRUCKING & FREIGHT:                                             0.31%                      0.21%                      0.12%
Bona Shipholding*                               9,400        110,878       13,000        153,342          --            --
Fukuyama Transport                             10,000         73,569       15,000        110,353          --            --
J.B. Hunt Transport Services, Incorporated     12,100        169,400       20,000        280,000      11,300       158,200
ICB Shipping                                   13,000        152,495       30,800        361,296       4,500        52,787
Kirby Corporation*                                400          7,900        5,200        102,700          --            --
Landstar Systems, Incorporated*                 5,200        120,900        7,900        183,675       1,900        44,175
Pittston Services Group                            --             --        1,000         27,000          --            --
U.S. Freightways Corporation                    2,000         54,875        3,000         82,312          --            --
                                                        ------------                ------------               -----------
                                                             690,017                   1,300,678                   255,162
TOTAL COMMON STOCK (COST:
$124,962,450, $224,858,391 and
$44,330,615, respectively)                              $153,648,452                $277,927,107               $55,046,881
                                                        ------------                ------------               -----------
PREFERRED STOCK:                                 0.94%                       0.81%                      0.06%
APPAREL & TEXTILES:                                             0.08%                       0.04%                     0.03%
Hugo Boss AG                                      150        188,426          200        251,235          50        62,809
                                                        ------------                ------------               -----------

AUTOMOBILES:                                                    0.15%                       0.08%                     0.03%
Volkswagen AG                                   1,050        337,422        1,600        514,167         200        64,271
                                                        ------------                ------------               -----------

BANKING:                                                        0.02%                        0.02%
Chevy Chase Capital Corporation*                  800         41,400        2,200        113,850          --            --
                                                        ------------                ------------

BROADCASTING:                                                   0.11%                       0.12%
Cablevision Systems Corporation, Series H*      2,155        202,031        1,246        112,140          --            --
Cablevision Systems Corporation, Series M*        415         37,350        6,575        616,406          --            --
                                                        ------------                ------------
                                                             239,381                     728,546          --            --

DRUGS & HEALTH CARE:                                            0.07%                       0.08%
Fresenius Medical Care Capital Trust*             150        152,625          500        508,750          --            --
                                                        ------------                ------------

FINANCIAL SERVICES:                                             0.00%                       0.00%
S D Warren Company                                169          6,211          558         20,506          --            --
                                                        ------------                ------------

PUBLISHING:                                                     0.32%                       0.30%
K III Communications Corporation, Series D*       390         38,318        1,100        108,075          --            --
Time Warner, Incorporated, Series M*              635        691,997        1,598      1,741,733          --            --
                                                        ------------                ------------
                                                             730,315                   1,849,808

TELECOMMUNICATION SERVICES:                                     0.19%                       0.16%
Panamsat Corporation*                             340        417,135          819      1,003,654          --            --
                                                        ------------                ------------

TOTAL PREFERRED STOCK
(COST: $1,842,710, $3,665,419,
and $112,719, respectively)                             $  2,112,915                $  4,990,516               $   127,080
                                                        ------------                ------------               -----------




     The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------------------------------------------------

                                                     AGGRESSIVE                  MODERATE                 CONSERVATIVE
                                               ---------------------       ---------------------      --------------------
                                               Shares          Value       Shares          Value      Shares         Value
                                               ------          -----       ------          -----      ------         -----

WARRANTS: *                                     0.01%                        0.02%                      0.00%
BANKING:                                                       0.00%                        0.00%                    0.00%
Schweizerischer Bankverein
 (Expiration date 06/30/00;
  strike price CHF 250)                           40        $   111           100       $    277          15         $  41
                                                            -------                     --------                     -----

BUSINESS SERVICES:                                             0.00%                        0.00%
Protection One, Incorporated
  (Expiration date 06/30/05;
  strike price $6.60)                            960          6,240         3,200         20,800          --            --
                                                            -------                     --------

CHEMICALS:                                                     0.00%                        0.00%
Sterling Chemicals Holdings, Incorporated
  (Expiration date 08/05/08;
  strike price $0.01)                             40          1,400           120          4,200          --            --
                                                            -------                     --------

MISCELLANEOUS:                                                 0.00%                        0.00%
SDW Holdings Corporation
  (Expiration date 12/15/06;
  strike price $0.01)                            169            870           558          2,873          --            --
                                                            -------                     --------

TELECOMMUNICATION SERVICES:                                    0.01%                        0.01%
Hyperion Telecommunications,
  Incorporated (Expiration date
  04/15/01; strike price $20.00)                 220          4,400         1,130         22,600          --            --
Intercel, Incorporated
  (Expiration date 02/01/06;
  strike price $18.15)                         1,312          9,184         3,488         24,416          --            --
Microcell Telecommunications
  Incorporated (Expiration date
  06/01/06; strike price $0.01)                1,280          8,640         3,760         25,380          --            --
Microcell Telecommunications
  Incorporated (Expiration date
  06/15/06; strike price $0.01)                1,280            320         3,760            940          --            --
                                                            -------                     --------
                                                             22,544                       73,336

TOTAL WARRANTS (COST: $14,215,
$54,685 and $0, respectively)                               $31,165                     $101,486                     $  41
                                                            -------                     --------                     -----



    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-----------------------------------------------------------------------------------------------------------------------------------

                                                AGGRESSIVE                       MODERATE                      CONSERVATIVE
                                        --------------------------      ---------------------------     ---------------------------
                                         Principle                       Principle                       Principle
                                          Amount           Value           Amount          Value          Amount            Value
                                        ----------      ----------      -----------     -----------     ----------      -----------
U.S. GOVERNMENT AGENCY AND
MORTGAGE-BACKED OBLIGATIONS:                  6.79%                           16.61%                         20.60%
FEDERAL FARM CREDIT BANK:                                     0.21%                            0.46%                           0.87%
6.20% due 09/23/02                      $  100,000      $   98,906      $   720,000     $   712,123     $  300,000      $   296,718
6.40% due 10/03/02                              --              --          230,000         229,641        100,000           99,844
6.56% due 08/05/02                              --              --          440,000         442,614        190,000          191,129
9.373% due 07/21/03                        380,000         377,508        1,258,000       1,447,882      1,043,000        1,200,430
                                                        ----------                      -----------                     -----------
                                                           476,414                        2,832,260                       1,788,121

FEDERAL HOME LOAN BANK:                                       0.08%                            0.43%                           0.33%
5.44% due 10/15/03                              --              --               --              --             --               --
7.59% due 03/10/05                          30,000          31,744          280,000         296,274        120,000          126,974
9.50% due 02/25/04                         130,000         151,511        2,000,000       2,330,940        470,000          547,771
                                                        ----------                      -----------                     -----------
                                                           183,255                        2,627,214                         674,745

FEDERAL HOME LOAN
 MORTGAGE CORPORATION:                                        0.21%                            1.71%                           2.74%
6.00% due 07/01/06 - 08/15/14              390,000         391,096        2,550,000       2,557,165      1,106,664        1,109,387
7.50% due 06/01/07                          33,761          34,062               --              --             --               --
8.00% due 04/01/23 - 08/01/24                   --              --        2,842,588       2,908,845      1,502,664        1,541,105
9.50% due 09/01/16 - 12//01/22              34,510          37,495        4,700,562       5,092,399      2,732,235        2,960,216
                                                        ----------                      -----------                     -----------
                                                           462,653                       10,558,409                       5,610,708

FEDERAL NATIONAL MORTGAGE ASSOCIATION:                        3.94%                            8.46%                          10.14%
6.00% due 12/01/08 - 05/01/11              894,459         863,911        6,706,799       6,505,758      3,485,967        3,375,454
6.50% due 08/01/07 - 05/01/26            2,879,292       2,820,289       14,025,552      13,566,614      5,327,229        5,169,006
7.00% due 05/01/24 - 12/01/25              749,969         733,793        2,849,146       2,787,698      1,160,830        1,135,791
7.49% due 03/02/05                          60,000          63,056          470,000         493,942        200,000          210,188
7.50% due 11/01/06/ - 11/01/26           2,890,043       2,889,198       22,941,630      22,948,676      7,523,900        7,529,943
7.71% due 04/25/06, REMIC                  302,176         308,125        2,081,655       2,122,638        839,377          855,902
8.00% due 12/01/19 - 12/01/25              900,458         919,569        2,917,128       2,976,614      1,485,967        1,515,226
8.50% due 11/01/08 - 06/01/24                   --              --          747,404         718,867        964,188        1,006,764
8.75% due 08/01/09                         225,189         236,237               --              --             --               --
9.00% due 10/01/05                           2,065           2,155               --              --             --               --
                                                        ----------                      -----------                     -----------
                                                         8,836,333                       52,183,807                      20,798,274

GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION:                                        1.84%                            4.35%                           4.95%
7.50% due 10/15/22 - 10/15/23            1,353,098       1,359,254        4,610,575       4,631,635      2,286,388        2,297,088
8.00% due TBA**                            800,000         816,000        5,930,000       6,048,600      2,000,000        2,040,000
8.00% due 04/15/25 - 03/15/26              137,637         140,390        1,131,137       1,154,552        386,731          394,825
8.50% due 03/15/26 - 09/15/26            1,184,912       1,227,864        4,932,754       5,112,101      1,355,724        1,404,869
9.00% due 11/15/14 - 11/15/26              315,708         334,020        8,319,808       8,809,676      3,785,468        4,008,911
9.50% due 07/15/17 - 09/15/21              234,746         254,719        1,010,543       1,096,807             --               --
                                                        ----------                      -----------                     -----------
                                                         4,132,247                       26,853,371                      10,145,693

OTHER                                                         0.52%                            1.21%                           1.57%
Government Backed Trust,
 9.625% due 05/15/02                        38,046          40,764          228,278         244,586         95,116          101,911
Government Loan Trust,
 7.75% due 04/01/98                         22,983          23,270          143,122         144,909         55,368           56,060
 8.50% due 04/01/06                        310,000         338,520        1,810,000       1,976,520        720,000          786,240



     The accompanying notes are an integral pad of the financial statements.


NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-----------------------------------------------------------------------------------------------------------------------------------

                                              AGGRESSIVE                   MODERATE                    CONSERVATIVE
                                        ----------------------      ----------------------       ----------------------
                                        Principal                   Principal                    Principal
                                         Amount         Value        Amount         Value          Amount        Value
                                        --------       -------      ---------      -------       ---------      -------

OTHER - CONTINUED
Government Trust Certificates,
 9.25% due 11/15/01                   $  200,849    $   214,985   $ 1,341,786   $  1,436,221   $   636,953   $   681,782
 9.40% due 05/15/02                      316,265        339,166     1,996,422      2,140,982       879,611       943,304
Guaranteed Export Trust,
 5.20% due 10/15/04                       24,889         23,929       226,133        217,406       100,267        96,397
 5.23% due 05/15/05                       43,404         41,587       390,638        374,282       173,617       166,348
 6.61% due 09/15/99                       16,124         16,277       118,245        119,363        48,373        48,830
 8.187% due 12/15/04                      37,175         39,321       282,532        298,839       118,961       125,827
Guaranteed Trade Trust,
 7.02% due 09/01/04                       64,000         65,241       376,000        383,298       152,000       154,950
 7.39% due 06/26/06                       15,833         16,362       110,833        114,533        47,500        49,085
                                                    -----------                 ------------                 -----------
                                                      1,159,422                    7,450,939                   3,210,734
TOTAL U.S. GOVERNMENT AGENCY AND
MORTGAGE-BACKED OBLIGATIONS
(Cost: $14,675,040, $101,707,221 and
 $41,964,488, respectively)                         $15,250,324                 $102,506,000                 $42,228,275
                                                    -----------                 ------------                 -----------

U.S. TREASURY OBLIGATIONS:                  7.53%                       14.02%                       28.33%
U.S. TREASURY BILLS:                                       1.02%                        1.04%                      12.09%
zero coupon due 03/06/97***            2,300,000      2,279,990     6,500,000      6,443,450    25,000,000    24,782,500
                                                    -----------                 ------------                 -----------

U.S. TREASURY BONDS:                                       4.72%                        9.31%                      12.50%
8.125% due 08/15/19                      530,000        613,061     4,780,000      5,529,122     2,240,000     2,591,053
8.875% due 02/15/19                    3,514,000      4,362,315    21,430,000     26,603,416     8,376,000    10,398,050
9.00% due 11/15/18                       810,000      1,016,420     5,610,000      7,039,652     2,500,000     3,137,100
11.625% due 11/15/04                   1,490,000      1,967,262     1,040,000      1,373,122       890,000     1,175,076
11.75% due 02/15/10                         --             --            --             --         600,000       796,782
12.00% due 08/15/13                    1,440,000      2,059,877     9,170,000     13,117,410     3,560,000     5,092,473
12.75% due 11/15/10                      373,000        527,970     2,650,000      3,750,996     1,717,000     2,430,362
13.875% due 05/15/11                      30,000         45,291          --             --            --            --
                                                    -----------                 ------------                 -----------
                                                     10,592,196                   57,413,718                  25,620,896

U.S. TREASURY NOTES:                                       1.80%                        3.67%                       3.75%
6.25% due 02/15/03                        50,000         49,938       360,000        359,550       160,000       159,800
6.375% due 09/30/01                       20,000         20,119       120,000        120,713        50,000        50,297
6.875% due 03/31/00                       97,000         99,182       510,000        521,475       175,000       178,937
7.00% due 07/15/06                       135,000        140,253     1,062,000      1,103,322       459,000       476,860
7.75% due 12/31/99                     1,317,000      1,377,503    14,924,000     15,609,609     2,673,000     2,795,798
7.875% due 08/15/01                      600,000        639,564     4,600,000      4,903,324     1,500,000     1,598,910
8.00% due 08/15/99                        40,000         41,900          --             --         170,000       178,075
8.50% due 05/15/97                          --             --            --             --            --            --
8.875% due 11/15/97                    1,500,000      1,540,305          --             --            --            --
8.875% due 02/15/99                         --             --            --             --         130,000       137,536
9.25% due 08/15/98                       120,000        126,244          --             --       2,010,000     2,114,580
                                                    -----------                 ------------                 -----------
                                                      4,035,008                   22,617,993                   7,690,793
TOTAL U.S. TREASURY OBLIGATIONS
(Cost: $16,786,813, $84,827,542 and
 $57,590,639, respectively)                         $16,907,194                 $ 86,475,161                 $58,094,189
                                                    -----------                 ------------                 -----------

    The accompanying notes are an integral part of the financial statements.



NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
----------------------------------------------------------------------------------------------------------------------

                                                   AGGRESSIVE                MODERATE               CONSERVATIVE
                                             ---------------------   -----------------------   -----------------------
                                             Principal                Principal                 Principal
                                              Amount       Value        Amount      Value        Amount       Value
                                             ---------  ----------   ----------   ----------   ----------   ----------
CORPORATE BONDS:                                 9.76%                    15.75%                    10.49%
AEROSPACE:                                                    0.26%                     0.22%
Aliiant Techsystems, Incorporated,
 11.75% due 03/01/03                         $300,000   $  336,750   $  760,000   $  853,100         --           --
Rohr, Incorporated, 11.625% due 05/15/03      100,000      110,250      100,000      110,250         --           --
Tracor, Incorporated,
 10.875% due 08/15/01                         120,000      126,600      380,000      400,900         --           --
                                                        ----------                ----------
                                                           573,600                 1,364,250

AUTO PARTS:                                                   0.03%                     0.02%
Safelite Glass Corporation,
 9.875% due 12/15/06                           65,000       67,113      140,000      144,550         --           --
                                                        ----------                ----------

BROADCASTING:                                                 0.31%                     0.24%
EchoStar Satellite Broadcasting Corporation
 Step up to 13.125% due 03/15/04              580,000      437,900    1,580,000    1,192,900         --           --
Granite Broadcasting Corporation,
 9.375% due 12/01/05                          250,000      240,000      250,000      240,000         --           --
Gray Communications Systems,
 Incorporated, 10.625% due 10/01/06            10,000       10,600       20,000       21,200         --           --
                                                        ----------                ----------
                                                           688,500                 1,454,100

BUSINESS SERVICES:                                            0.51%                     1.06%                     0.97%
Bell & Howell Holdings Company, Series B,
 Step up to 11.50% due 03/01/05               430,000      311,750    1,420,000    1,029,500         --           --
Corndisco, Incorporated,
 5.75% due 02/15/01                           300,000      290,397    2,400,000    2,323,176   $1,000,000   $  967,990
 6.50% due 06/15/00                           200,000      199,666    1,700,000    1,697,161      750,000      748,747
 7.25% due 04/15/98                            60,000       60,814      540,000      547,328      270,000      273,664
Protection One Alarm, Incorporated,
 Step up to 13.625% due 06/30/05              300,000      282,000    1,000,000      940,000         --           --
                                                        ----------                ----------                ----------
                                                         1,144,627                 6,537,165                 1,990,401

CHEMICAL PRODUCTS:                                            0.34%                     0.41%
NL Industries, Incorporated,
 11.75% due 10/15/03                             --           --         20,000       21,200         --           --
Revlon Consumer Products Corporation,
 Series B, 10.50% due 02/15/03                260,000      273,000      880,000      924,000         --           --
Revlon Worldwide Corporation, Series B,
 zero coupon due 03/15/98                     570,000      490,200    1,760,000    1,513,600         --           --
Texas-Petro Chemical Corporation,
 11.125% due 07/01/06                          10,000       10,750       40,000       43,000         --           --
                                                        ----------                ----------
                                                           773,950                 2,501,800

CONSTRUCTION & BUILDING MATERIALS:                            0.19%                     0.18%
Building Material Corporation of America,
 Series B, Step up to 11.75% due 07/01/04     330,000      285,450      830,000      717,950         --           --
Crown Packaging Holdings, Series B,
 Step up to 12.25% due 11/01/03               490,000      137,200    1,510,000      422,800         --           --
                                                        ----------                ----------
                                                           422,650                 1,140,750



    The accompanying notes are an integral part of the financial statements.



NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
---------------------------------------------------------------------------------------------------------------

                                               AGGRESSIVE              MODERATE               CONSERVATIVE
                                          -------------------   ----------------------   ----------------------
                                           Principal             Principal                Principal
                                            Amount     Value       Amount      Value       Amount      Value
                                          ---------- --------   ----------  ----------   ----------  ----------
ELECTRICAL EQUIPMENT:                                    0.22%                    0.25%
Dictaphone Corporation,
 11.75% due 08/01/05                       $170,000  $156,400   $  730,000  $  671,600         --          --
S C International Services, Incorporated,
 13.00% due 10/01/05                        300,000   333,000      800,000     888,000         --          --
                                                     --------               ----------
                                                      489,400                1,559,600

ELECTRIC UTILITIES:                                      0.12%                    0.30%                    0.37%
Edison Mission Energy Funding
 Corporation, 6.77% due 09/15/03            280,000   280,470    1,830,000   1,833,074   $  760,000  $  761,277
                                                     --------               ----------               ----------

ELECTRONICS:                                             0.25%                    0.27%
Advanced Micro Devices, Incorporated
 11.00% due 08/01/03                         50,000    54,250      170,000     184,450         --          --
Exide Electronics Group, Incorporated,
 Series B, 11.50% due 03/15/06               20,000    20,850       60,000      62,550         --          --
Unisys Corporation,
 11.75% due 10/15/04                         80,000    85,400      220,000     234,850         --          --
 12.00% due 04/15/03, Series B              380,000   404,700    1,120,000   1,192,800         --          --
                                                     --------               ----------
                                                      565,200                1,674,650

ENERGY & UTILITIES:                                      0.41%                    0.66%                    0.53%
Allied Waste North America, Incorporated
 10.25% due 12/01/06                        330,000   346,500      970,000   1,018,500         --          --
Enron Corporation,
 8.50% due 02/01/00                          40,000    40,068      290,000     290,493      130,000     130,221
 10.00% due 06/01/98                         60,000    63,024      300,000     315,120      150,000     157,560
Forcenergy, Incorporated,
 9.50% due 11/01/06                          80,000    83,500      190,000     198,312         --          --
HS Resources, Incorporated
 9.25% due 11/15/06                          20,000    20,450       50,000      51,125         --          --
HNG Internorth, Incorporated,
 9.625% due 03/15/06                         70,000    82,174      590,000     692,613      260,000     305,219
KCS Energy, Incorporated, Series B,
 11.00% due 01/15/03                        130,000   140,725      370,000     400,525         --          --
Occidental Petroleum Corporation,
 5.85% due 11/09/98                          50,000    49,597      300,000     297,579      130,000     128,951
 5.93% due 11/09/98                          60,000    59,598      470,000     466,851      210,000     208,593
Southwest Gas Corporation,
 9.75% due 06/15/02                          40,000    45,114      290,000     327,074      130,000     146,619
                                                     --------               ----------               ----------
                                                      930,750                4,058,192                1,077,163

FINANCE & BANKING:                                       1.96%                    4.74%                    5.47%
American Telephone and Telephone
 Capital Corporation,
 6.02% due 12/04/98                         120,000   119,528      810,000     806,817      340,000     338,664
 6.16% due 12/03/99                         450,000   444,108    2,940,000   2,901,507    1,220,000   1,204,027
Banponce Corporation,
 5.75% due 03/01/99                          60,000    59,086      490,000     482,532      210,000     206,800
 6.378% due 4/08/99                          80,000    80,070      590,000     590,517      250,000     250,219
BanPonce Financial Corporation,
 6.34% due 03/29/99                          50,000    50,011      350,000     350,075      150,000     150,032





 The accompanying notes are an integral part of the financial statements.



NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
---------------------------------------------------------------------------------------------------------------------------

                                                 AGGRESSIVE                  MODERATE                 CONSERVATIVE
                                           ---------------------    -------------------------   ------------------------
                                           Principal                  Principal                  Principal
                                            Amount       Value         Amount        Value        Amount       Value
                                           ---------   ---------     ----------   -----------   ----------   -----------
FINANCE & BANKING - CONTINUED
Beal Financial Corporation,
 12.75% due 08/15/00                       $120,000    $  127,200    $  380,000   $   402,800         --            --
Chevy Chase Savings Bank FSB,
 9.25% due 12/01/08                         110,000       112,200       310,000       316,200         --            --
Citicorp Bank Corporation,
 8.80% due 02/01/00                          80,000        80,156       580,000       581,131   $  240,000   $   240,468
The CIT Group Holdings, Incorporated,
 6.25% due 10/04/99                         700,000       699,342     4,450,000     4,445,817    1,850,000     1,848,261
Federal Agricultural Mortgage Corporation,
 7.04% due 08/10/05                         100,000       102,078       800,000       816,624      300,000       306,234
First Fidelity Bancorporation,
 9.625% due 08/15/99                         30,000        32,294       160,000       172,237       70,000        75,354
First Nationwide Escrow Corporation,
 10.625% due 10/01/03                       190,000       205,200       550,000       594,000         --            --
First Nationwide Parent Holdings,
 12.50% due 04/15/03                        250,000       275,000       750,000       825,000         --            --
First Tennessee National Corporation,
 6.75% due 11/15/05                          40,000        38,826       350,000       339,727      150,000       145,597
First USA Bank, 5.75% due 01/15/99          180,000       177,588     1,240,000     1,223,384      660,000       651,156
Firstar Corporation, 7.15% due 09/01/00     100,000       100,936       820,000       827,675      360,000       363,370
Fleet Financial Group, Incorporated,
 7.625% due 12/01/99                         20,000        20,641       150,000       154,808       60,000        61,923
General Motors Acceptance Corporation,
 8.375% due 01/19/99                        230,000       239,280     1,730,000     1,799,805    1,000,000     1,040,350
Kansallis-Osake-Pankki,
 10.00% due 05/01/02                         40,000        45,396       360,000       408,564      150,000       170,235
MCN Investment Corporation,
 5.84% due 02/01/99                         100,000        99,134       800,000       793,072      340,000       337,056
Manufacturers Hanover Corporation,
 8.50% due 02/15/99                         320,000       333,815     2,220,000     2,315,837      210,000       219,066
Mesa Operating Company,
 10.625% due 07/01/06                        10,000        10,850        40,000        43,400         --            --
Step up to 11.625% due 07/01/06              70,000        48,300       220,000       151,800         --            --
Private Export Funding Corporation,
 Series PP, 6.90% due 01/31/03               20,000        20,375       120,000       122,249       50,000        50,937
Provident Bank, 6.125% due 12/15/00         150,000       146,857     1,190,000     1,165,067      520,000       509,105
Secured Finance, 9.05% due 12/15/04         180,000       202,876     2,500,000     2,817,725    1,300,000     1,465,217
Shawmut National Corporation,
 8.625% due 12/15/99                        110,000       115,878       840,000       884,890      360,000       379,238
Union Planters Corporation,
 6.75% due 11/01/05                         100,000        96,946       850,000       824,041      350,000       339,311
Union Planters National Bank,
 6.29% due 08/20/98                         320,000       320,400     2,080,000     2,082,600      870,000       871,087
                                                       ----------                 -----------                -----------
                                                        4,404,371                  29,239,901                 11,223,707

FOOD PRODUCTS:                                               0.19%                       0.33%                      0.26%
Nabisco Brands, Incorporated,
 8.00% due 01/15/00                          90,000        93,486       600,000       623,238      250,000       259,683
R JR Nabisco, Incorporated,
 6.25% due 01/31/97                         110,000       109,991       680,000       679,946      270,000       269,978
Specialty Foods Corporation, Series B,
 11.125% due 10/01/02                       240,000       228,000       760,000       722,000         --            --
                                                       ----------                 -----------                -----------
                                                          431,477                   2,025,184                    529,661




   The accompanying notes are an integral part of the financial statements.

                                       l01


NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------------------------------------------------

                                                AGGRESSIVE             MODERATE              CONSERVATIVE
                                            ------------------   --------------------     -------------------
                                            Principal            Principal                Principal
                                             Amount     Value     Amount       Value        Amount     Value
                                            ---------  -------   ----------   -------     ---------   -------
HOTELS & RESTAURANTS:                                     0.22%                    0.45%                0.39%
Darden Restaurants, Incorporated,
 6.375% due 02/01/06                        $ 80,000  $ 74,188   $  690,000  $  639,872   $300,000  $278,205
 7.125% due 02/01/16                         170,000   153,444    1,320,000   1,191,445    570,000   514,488
Foodmaker, Incorporated,
 9.75% due 06/01/02                          250,000   255,000      920,000     938,400       --        --
                                                      --------               ----------             --------
                                                       482,632                2,769,717              792,693

INDUSTRIALS:                                              1.79%                    1.99%
American Skiing Company,
 12.00% due 07/15/06                         380,000   401,850    1,120,000   1,184,400       --        --
 13.75% due 01/15/07                         130,000    79,625      370,000     226,625       --        --
AMF Group, Incorporated, Series B,
 10.875% due 03/15/06                        250,000   265,000      750,000     795,000       --        --
Astor Corporation, 10.50% due 10/15/06        80,000    81,800      230,000     235,175       --        --
Atlantis Group, Incorporated,
 11.00% due 02/15/03                          50,000    50,750      130,000     131,950       --        --
Brooks Fiber Properties, Incorporated,          --        --
Step up to 10.875% due 03/01/06              220,000   140,800      520,000     332,800       --        --
 11.875% due 11/01/06                         30,000    20,100       90,000      60,300       --        --
Container Corporation of America,
 9.75% due 04/01/03                           90,000    94,500      200,000     210,000       --        --
 10.75% due 05/01/02                            --        --         20,000      21,600       --        --
 11.25% due 05/01/04                            --        --        120,000     130,200       --        --
Delco Remy International, Incorporated,
 10.625% due 08/01/06                         30,000    31,575       80,000      84,200       --        --
Freedom Chemical Company,
 10.625% due 10/15/06                        260,000   273,000      790,000     829,500       --        --
Horseshoe Gaming L.L.C.,
 12.75% due 09/03/00                          20,000    21,700       40,000      43,400       --        --
Host Marriott Travel Plazas, Incorporated,      --        --
Series B, 9.50% due 05/15/05                 250,000   260,938      750,000     782,813       --        --
Imed, Incorporated, 9.75% due 12/01/06       260,000   264,550      740,000     752,950       --        --
Interlake Corporation,                          --        --
 12.125% due 03/01/02                        250,000   258,750      750,000     776,250       --        --
International Knife & Saw, Incorporated,        --        --
 11.375% due 11/15/06                         30,000    31,050       70,000      72,450       --        --
Knoll, Incorporated, 10.875% due 03/15/06    250,000   276,250      750,000     828,750       --        --
Motors and Gears, Incorporated,
 10.75% due 11/15/06                         260,000   269,100      740,000     765,900       --        --
NWCG Holdings Corporation, Series B,
 zero coupon due 06/15/99                    100,000    82,500      220,000     181,500       --        --
Outsourcing Solutions, Incorporated,            --        --
 11.00% due 11/01/06                          10,000    10,475       30,000      31,425       --        --
Owens-Illinois, Incorporated,                   --        --
 11.00% due 12/01/03                         260,000   289,250      740,000     823,250       --        --
Pioneer Americans Acquisition
 Corporation, 13.375% due 04/01/05           200,000   228,000      600,000     684,000       --        --
Plastic Specialty & Technologies,
 Incorporated, 11.25% due 12/01/03            60,000    62,400      440,000     457,600       --        --
Prime Succession Acquistion Company,
 10.75% due 08/15/04                          10,000    10,850       30,000      32,550       --        --



   The accompanying notes are an integral part of the financial statements.




NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------------------------------------------------------

                                                AGGRESSIVE                 MODERATE                CONSERVATIVE
                                            ------------------     ------------------------     --------------------
                                            Principal              Principal                    Principal
                                             Amount     Value         Amount         Value        Amount     Value
                                            ---------  -------     ----------      ---------     ---------   -------
INDUSTRIALS - CONTINUED
Quest Diagnostics, Incorporated,
 10.75% due 12/15/06                           --            --     $   40,000   $    42,000         --          --
Repap New Brunswick, Incorporated,
 9.875% due 07/15/00                       $140,000    $  142,800      410,000       418,200         --          --
 10.625% due 04/15/05                       160,000       166,400      500,000       520,000         --          --
Repap Wisconsin, Incorporated,
 9.25% due 02/01/02                         130,000       130,975      370,000       372,775         --          --
 9.875% due 05/01/06                         70,000        71,400      180,000       183,600         --          --
S D Warren Company,
 12.00% due 12/15/04                           --            --        250,000       270,000         --          --
                                                       ----------                -----------
                                                        4,016,388                 12,281,163

INSURANCE:                                                   0.29%                      0.95%                    1.25%
Metropolitan Life Insurance Company,
 6.30% due 11/03/03                         320,000       309,203    2,660,000     2,570,252   $1,025,000  $  990,416
Nationwide Life Insurance Company,
 6.50% due 02/15/04                         350,000       339,640    3,410,000     3,309,064    1,630,000   1,581,752
                                                       ----------                -----------               ----------
                                                          648,843                  5,879,316                2,572,168

MEDIA & LEISURE:                                             0.47%                      0.52%
Alliance Gaming Group,
 12.875% due 06/30/03                       130,000       137,800      380,000       402,800         --          --
Grand Casino, Incorporated,
 10.125% due 12/01/03                       180,000       180,900      550,000       552,750         --          --
HMH Properties, Incorporated, Series B,
 9.50% due 05/15/05                         360,000       374,400    1,140,000     1,185,600         --          --
Six Flags Theme Parks, Incorporated,
 zero coupon due 06/15/05                   380,000       357,200    1,120,000     1,052,800         --          --
                                                       ----------                -----------
                                                        1,050,300                  3,193,950

METAL PRODUCTS:                                              0.15%                      0.17%
Kaiser Aluminum & Chemical Corporation,
 12.75% due 03/02/01                        250,000       268,750      750,000       806,250         --          --
Wyman Gordon Company,
 10.75% due 03/15/03                         70,000        74,550      200,000       213,000
                                                       ----------                -----------
                                                          343,300                  1,019,250

MISCELLANEOUS:                                               0.22%                      0.22%
HMC Acquisition Properties, Incorporated,
 Series B, 9.00% due 12/15/07               480,000       487,200    1,340,000     1,360,100
                                                       ----------                -----------

NON-BANK FINANCE:                                            0.02%                      0.21%                    0.27%
Ford Capital BV, 9.00% due 08/15/98            --            --        920,000       959,772      400,000     417,292
Ford Capital BV, 9.375% due 01/01/98         40,000        41,316      300,000       309,873      130,000     134,278
                                                       ----------                -----------               ----------
                                                           41,316                  1,269,645                  551,570

PRINTING, PUBLISHING:                                        0.40%                      0.64%                    0.42%
Hollinger International,
 9.25% due 02/01/06                         230,000       227,700      620,000       613,800         --          --
Sullivan Graphics, Incorporated,
 12.75% due 08/01/05                        440,000       424,600    1,340,000     1,293,100         --          --
Time Warner, Incorporated,
 7.75% due 06/15/05                         250,000       251,482    2,000,000     2,011,860      850,000     855,040
                                                       ----------                -----------               ----------
                                                          903,782                  3,918,760                  855,040

     The accompanying notes are an integral part of thefinancial statements.




NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
------------------------------------------------------------------------------------------------------------------------------
                                                      AGGRESSIVE                MODERATE                    CONSERVATIVE
                                                ---------------------     ---------------------        ---------------------
                                                Principal                  Principal                   Principal
                                                  Amount       Value         Amount      Value           Amount       Value
                                                ---------     -------     -----------   -------        ---------     -------

TELECOMMUNICATION SERVICES:                                      0.17%                       0.23%
Hyperion Telecommunications, Incorporated,
 Series B, Step up to 13.00% due 04/15/03      $220,000      $123,750    $1,130,000    $  635,625           ---           ---
IntelCom Group USA, Incorporated,
 Step up to 12.50% due 05/01/06                 120,000        77,700       380,000       246,050           ---           ---
MFS Communications, Incorporation,
 Step up to 8.875% due 01/15/06                 250,000       181,875       750,000       545,625           ---           ---
                                                             --------                  ----------
                                                              383,325                   1,427,300

TELEPHONE:                                                       0.40%                       0.64%                       0.17%
360 Communications, 7.125% due 03/01/03         100,000        98,791       830,000       819,965      $360,000      $355,648
Arch Communications Group, Incorporated,
 zero coupon due 03/15/08                       510,000       290,700     1,490,000       849,300           ---           ---
Jacor Communications Company,
 9.75% due 12/15/06                              10,000        10,200        40,000        40,800           ---           ---
Microcell Telecommunications, Series B,
 14.00% due 06/01/06                            320,000       178,400       940,000       524,050           ---           ---
Omnipoint Corporation,
 11.625% due 08/15/06                           270,000       280,800       730,000       759,200           ---           ---
USA Mobil Communication, Incorporated,
 9.50% due 02/01/04                              30,000        28,500     1,020,000       969,000           ---           ---
                                                             --------                  ----------                    --------
                                                              887,391                   3,962,315                     355,648


TELEVISION SERVICES:                                             0.14%                       0.15%
Echostar Communications Corporation,
 Step up to 12.875% due 06/01/04                270,000       223,425       830,000       686,825           ---           ---
People's Choice TV Corporation,
 Step up to 13.125% due 06/01/04                 80,000        33,600       220,000        92,400           ---           ---
Telemundo Group, Incorporated,
 7.00% due 02/15/06                              70,000        67,550       170,000       164,050           ---           ---
                                                             --------                  ----------
                                                              324,575                     943,275


TEXTILE MILL PRODUCTS:                                           0.00%                       0.01%
Pillowtex Corporation,
 10.00% due 11/15/06                             10,000        10,300        30,000        30,900           ---           ---
                                                             --------                  ----------
                                                               10,300                      30,900


TOBACCO:                                                         0.04%                       0.10%                       0.12%
Philip Morris Companies, Incorporated,
 7.125% due 12/01/99                             90,000        91,283       600,000       608,556       250,000       253,565
                                                             --------                  ----------                    --------

TRANSPORTATION:                                                  0.41%                       0.53%                       0.27%
Burlington Northern Santa Fe,
 7.29% due 06/01/36                             180,000       185,719     1,270,000     1,310,348       530,000       546,838
Transtar Holdings L.P., Series B
 Step up to 13.375% due 12/15/03                400,000       320,000     1,100,000       880,000           ---           ---
U.S. Air, Incorporated,
 9.625% due 02/01/01                            190,000       192,375       490,000       496,125           ---           ---
 10.00% due 07/01/03                            210,000       212,625       555,000       561,936           ---           ---
                                                             --------                  ----------                    --------
                                                              910,719                   3,248,409                     546,838

    The accompanying notes are an integral part of the financial statements.




NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                        AGGRESSIVE                   MODERATE                   CONSERVATIVE
                                                ------------------------     -----------------------      -------------------------
                                                 Principal                    Principal                   Principal
                                                  Amount         Value         Amount         Value        Amount           Value
                                                ---------     ----------     -----------   ---------      -----------     ---------

TRANSPORTATION EQUIPMENT:                                          0.25%                         0.28%
Aftermarket Technology Corporation,
 Series B, 12.00% due 08/01/04               $   240,000    $   266,400    $   800,000    $   888,000             --             --
Blue Bird Body Company,
 10.75% due 11/15/06                              20,000         20,900         40,000         41,800             --             --
Newport News Shipbuilding, Incorporated,
 9.25% due 12/01/06                              260,000        266,500        770,000        789,250             --             --
                                                                -------                   -----------
                                                                553,800                     1,719,050             --             --
TOTAL CORPORATE BONDS
(Cost: $21,451,058, $94,620,234
 and $21,632,767, respectively)                             $21,907,262                   $97,164,922                   $21,509,731
                                                            -----------                   -----------                   -----------



CONVERTIBLE BONDS:                                                 0.00%                         0.00%
GST Telecommunications, Incorporated,
 Step up to 13.875% due 12/15/05                  10,000          7,900         10,000          7,900             --             --
                                                                  -----                         -----
                                                                  7,900                         7,900
TOTAL CONVERTIBLE BONDS
(Cost: $9,890, $9,890
 and $0, respectively)                                --    $     7,900             --    $     7,900
                                                            -----------                   -----------

FIXED INCOME - OTHER:                               1.66%                         3.31%                         4.54%
MISCELLANEOUS ASSET BACKED SECURITIES:                             0.73%                         1.21%                         1.94%
CPS Auto Grantor Trust, Series 1996 2,
 Class A, 6.70% due 02/15/02                      82,004         82,516        530,612        533,929    $   217,069        218,425
Discover Card Master Trust, Series
 1993 2, Class A, 5.40% due 11/16/01           1,000,000        988,750             --             --             --             --
Discover Card Trust, 1992 B,
 7.50% due 06/16/00                              150,000        152,390      1,330,000      1,351,187        580,000        589,239
Ford Credit Auto Loan Master Trust,
 Series 1992 2, 7.375% due 04/15/99                   --             --        650,000        652,639        775,000        778,147
Ford Credit Grantor Trust, 1995 B
 Certificates, Class A, 5.90% due 10/15/00            --             --      1,726,313      1,725,225        753,300        752,826
Premier Auto Trust, Series 933, Class A3,
 4.90% due 12/15/98                               99,057         98,530        626,387        623,055        250,556        249,223
Railcar Trust, 7.75% due 06/01/04                159,522        166,177      1,547,363      1,611,919        835,895        870,769
Standard Credit Card Master Trust,
 5.50% due 09/07/98                              140,000        139,430        990,000        985,971        525,000        522,863
                                                            -----------                     ---------                    ----------
                                                              1,627,793                     7,483,925                     3,981,492

OTHER COLLATERALIZED MORTGAGE OBLIGATIONS:                         0.93%                        2.10%                         2.60%
Airplane Pass Thru Trust,
 10.875% due 03/15/19                            135,000        150,525        385,000        429,275             --             --
American Housing Trust, Series IV,
 9.552% due 09/25/20                             700,000        720,125      4,300,000      4,423,625      1,740,000      1,790,025
CBM Funding Corporation,
 6.88% due 06/01/02                               60,000         60,094        480,000        480,750        210,000        210,328
 7.55% due 07/01/99                               15,480         15,678        108,360        109,749         46,440         47,035
Green Tree Securitized Net,
 Series 1994 Certificates, Series A,
 6.90% due 02/15/04                              350,000        351,967             --             --             --             --

    The accompanying notes are an integral part of the financial statements.




NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                        AGGRESSIVE                   MODERATE                   CONSERVATIVE
                                                ------------------------     -----------------------      -------------------------
                                                Principal                     Principal                    Principal
                                                 Amount         Value          Amount         Value         Amount          Value
                                                ---------     ----------     -----------   ---------      -----------     ---------
OTHER COLLATERALIZED MORTGAGE
 OBLIGATIONS - CONTINUED
Green Tree Financial Corporation,
 6.55% due 10/15/27                                   --             --     $2,200,000    $ 2,212,364    $  950,000      $  955,339
Lennar Partners, L.P., Series 1994 1,
 Class C, 8.12% due 09/15/02                    $197,000     $  197,534      1,100,000      1,102,980       450,000         451,219
Meritor Mortgage Securities Corporation,
 9.40% due 06/01/99                               30,043         30,005        190,271        190,033        70,100          70,012
NationsLink Funding Corporation,
 7.53% due 09/20/02                              243,205        250,958      1,459,232      1,505,745       632,334         652,490
Nomura Asset Securities Corporation,
 Series 1994, 6.702% due 07/07/03                156,067        155,282      1,092,469      1,086,974       546,235         543,487
Overseas Private Investment Corporation,
 Series 1995, 6.08% due 08/15/04                 100,000         98,181        830,000        814,902       360,000         353,452
Structured Asset Securities Corporation,
 Series 96 CFL, Class A lB,
 5.751% due 02/25/28                                  --             --        153,619        153,043        64,062          63,822
 Series 95 C4, Class A 1A,
 6.90% due 06/25/26                               64,814         64,895        447,215        447,774       194,441         194,684
                                                             ----------                   -----------                    ----------
                                                              2,095,244                    12,957,214                     5,331,893
TOTAL FIXED INCOME - OTHER
(Cost: $3,663,169, $20,412,726
 and $9,356,340, respectively)                               $3,723,037                   $20,441,139                    $9,313,385
                                                             ----------                   -----------                    ----------

FOREIGN BOND OBLIGATIONS:                           0.56%                         1.41%                        1.77%
FOREIGN CORPORATE BONDS:                                           0.07%                         0.20%                         0.26%
British Columbia Hydro & Power,
 12.50% due 01/15/14                              60,000         69,299        460,000        531,295       200,000         230,998
Korea Development Bank,
 9.29% due 03/13/98                               50,000         51,896        430,000        446,306       190,000         197,205
Petroliam Nasional BHD,
 6.875% due 07/01/03                              30,000         30,043        250,000        250,358       110,000         110,157
                                                             ----------                   -----------                    ----------
                                                                151,238                     1,227,959                       538,360

FOREIGN GOVERNMENT BONDS:                                          0.49%                         1.22%                       1.51%
Israel Export Trust, Series 1994-1
 GTD Certificates, 6.88% due 01/26/03             53,529         54,198        428,235        433,584       183,529         185,822
Israel State, U.S. Government GTD Notes,
 Class 1D, 6.125% due 03/15/03                   100,000         97,952        600,000        587,712       250,000         244,880
 Class 6B, 6.25% due 08/15/02                    240,000        237,977      1,850,000      1,834,405       790,000         783,340
 Class 4A, 7.125% due 08/15/99                   100,000        101,796        820,000        834,727       355,000         361,375
 Class 5B, 8.00% due 11/15/01                    580,000        618,419      3,570,000      3,806,477     1,420,000       1,514,061
                                                             ----------                   -----------                    ----------
                                                              1,110,342                     7,496,905                     3,089,478

TOTAL FOREIGN BOND OBLIGATIONS
(Cost: $1,590,855, $9,971,731 and
 $3,590,133, respectively)                                   $1,261,580                   $ 8,724,864                    $3,627,838
                                                             ----------                   -----------                    ----------

    The accompanying notes are an integral part of the financial statements.




NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF  TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------------------------------------

                                                AGGRESSIVE               MODERATE              CONSERVATIVE
                                            ------------------     --------------------     -------------------
                                                   Value                  Value                   Value
                                                  -------                -------                 -------

REPURCHASE AGREEMENTS: ***                                  4.28%               3.02%                   7.36%

Repurchase Agreement with State Street
Bank & Trust Company dated 12/31/96 at
4.75%, to be repurchased at $9,599,533
on 01/02/97, collateralized by $6,585,000
U.S. Treasury Bonds, 12.00% due 8/15/13
(valued at $10,092,861, including interest)         $  9,597,000

Repurchase Agreement with State Street
Bank & Trust Company dated 12/31/96 at
4.75%, to be repurchased at $18,622,913
on 01/02/97, collateralized by $18,785,000
U.S. Treasury Notes, 5.125% due 02/28/98
(valued at $19,375,572, including interest)                             $ 18,618,000
                                                                        ------------

Repurchase Agreement with State Street
Bank & Trust Company dated 12/31/96 at
4.75%, to be repurchased at $15,083,979
on 01/02/97, collateralized by $15,215,000
U.S. Treasury Notes, 5.125% due 02/28/98
(valued at $15,644,788, including interest)                                                     $ 15,080,000
                                                                                                ------------

TOTAL INVESTMENTS
(Aggressive, Moderate and Conservative
 Asset Allocation Trusts) (Cost:
   $194,593,200, $558,745,839
   and $193,657,700, respectively)                  $224,446,829        $616,957,095            $205,027,420
                                                    ============        ============            ============

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
------------------------------------------------------------------------------------------------------------------------------------

STRATEGIC BOND TRUST                   Principal                                                           Principal
                                          Amount         Value                                                Amount        Value
                                      ----------    ----------                                            ----------  -----------
CORPORATE BONDS - 38.31%                                             FINANCE & BANKING - 5.60%
APPAREL & TEXTILES - 0.50%                                           Central Transport Rental Finance
Clark-Schwebel, Incorporated,                                         Corporation, 9.50% due 04/30/03     $1,000,000  $   950,000
 10.50% due 04/15/06                  $1,150,000    $1,224,750       Dollar Financial Group, Incorporated,
                                                    ----------        10.875% due 11/15/06                 1,000,000    1,026,250
                                                                     Foamex Capital Corporation,
AUTO PARTS -0.85%                                                     11.875% due 10/01/04                 1,500,000    1,597,500
Safelite Glass Corporation,                                          Korea Development Bank,
 9.875% due 12/15/06                   1,000,000     1,032,500        9.60% due 12/01/00                   3,000,000    3,303,330
Speedy Muffler King, Incorporated,                                   Mellon Financial Company,
 10.875% due 10/01/06                  1,000,000     1,066,250        9.75% due 06/15/01                   1,207,000    1,341,798
                                                    ----------       Mesa Operating Company,
                                                     2,098,750        10.625% due 07/01/06                 1,000,000    1,085,000
BROADCASTING - 1.05%                                                 PaineWebber Group, Incorporated,
Cablevision Systems Corporation,                                      7.00% due 03/01/00                   1,700,000    1,711,679
 10.50% due 05/15/16                   1,000,000     1,032,500       Trump Atlantic City,
Chancellor Broadcasting Company,                                      11.25% due 05/01/06                    500,000      495,000
 9.375% due 10/01/04                     500,000       505,000       United States Leasing International,
SFX Broadcasting, Incorporated,                                       8.45% due 01/25/05                   1,500,000    1,622,070
 10.75% due 05/15/06                   1,000,000     1,055,000       Venture Holdings Trust,
                                                    ----------        9.75% due 04/01/04                     781,000      710,710
                                                     2,592,500                                                        -----------
BUSINESS SERVICES - 0.40%                                                                                              13,843,337
Borg-Warner Security Corporation,
 9.125% due 05/01/03                   1,000,000       980,000       FOOD & BEVERAGES - 1.32%
                                                    ----------       Dole Foods, Incorporated,
CHEMICAL PRODUCTS - 1.04%                                             6.75% due 07/15/00                   1,500,000    1,497,720
NL Industries, Incorporated,                                         Specialty Foods Corporation,
 Step up to 13.00% due 10/15/05        1,500,000     1,290,000        11.125% due 10/01/02                   750,000      712,500
Revlon Worldwide Corporation,                                        Stroh Brewery Company,
 Series B, zero coupon due 03/15/98    1,500,000     1,290,000        11.10% due 07/01/06                  1,000,000    1,047,500
                                                    ----------                                                        -----------
                                                     2,580,000                                                          3,257,720
CONSTRUCTIONS & BUILDING MATERIALS - 0.53%                           FOOD STORES - 1.50%
Southdown, Incorporated,                                             Big V Supermarkets, Incorporated,
 10.00% due 03/01/06                   1,250,000     1,318,750        11.00% due 02/15/04                  1,000,000      915,000
                                                    ----------       Carr Gottstein Foods Company,
CRUDE PETROLEUM & NATURAL GAS - 0.85%                                 12.00% due 11/15/05                  1,000,000    1,067,500
Costilla Energy, Incorporated,                                       Penn Traffic Company,
 10.25% due 10/01/06                   1,000,000     1,045,000        9.625% due 04/15/05                  1,100,000      616,000
National Energy Group, Incorporated,                                 Smith's Food & Drug Centers,
 10.75% due 11/01/06                   1,000,000     1,055,000        Incorporated, 11.25% due 05/11/07    1,000,000    1,105,000
                                                    ----------                                                        -----------
                                                     2,100,000                                                          3,703,500
DRUGS & HEALTH CARE - 0.76%                                          FOREST PRODUCTS - 0.38%
Dade International, Incorporated,                                    Doman Industries, Ltd.,
 11.125% due 05/01/06                  1,000,000     1,085,000        8.75% due 03/15/04                   1,000,000      935,000
Maxxim Medical, Incorporated,                                                                                         -----------
 10.50% due 08/01/06                     750,000       783,750       FURNITURE & FIXTURES - 0.21%
                                                    ----------       Simmons Company,
                                                     1,868,750        10.75% due 04/15/06                    500,000      520,000
ENERGY & UTILITIES - 1.48%                                                                                            -----------
AES China Generating, Ltd.,
 10.125% due 12/15/06                  1,000,000     1,040,000       HOUSEHOLD APPLIANCES FURNISHING - 0.83%
KCS Energy, Incorporated, Series B,                                  Decorative Home Accents,
 11.00% due 03/15/03                   1,000,000     1,082,500        Incorporated, 13.00% due 06/30/02    1,500,000      975,000
Petro PSC Properties,                                                Selmer, Incorporated,
 12.50% due 06/01/02                   1,500,000     1,548,750         11.00% due 05/15/05                 1,000,000    1,080,000
                                                    ----------                                                        -----------
                                                     3,671,250                                                          2,055,000

   The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
------------------------------------------------------------------------------------------------------------------------------------

                                       Principal                                                           Principal
                                          Amount         Value                                                Amount        Value
                                      ----------   -----------                                            ----------   ----------
INDUSTRIALS - 11.06%                                                 LEATHER PRODUCTS - 0.33%
Arkla, Incorporated,                                                 Samsonite Corporation,
 8.875% due 07/15/99                  $2,000,000   $ 2,100,880        11.125% due 07/15/05                $  750,000   $  821,250
Alvey Systems, Incorporated,                                                                                           ----------
 11.375% due 01/31/03                  1,000,000     1,042,500       LEISURE TIME - 1.28%
AmeriCold Corporation,                                               HMH Properties, Incorporated,
 12.875% due 05/01/08                  1,000,000     1,035,000        9.50% due 05/15/05                   1,000,000    1,040,000
Ameriking, Incorporated,                                             Hollywood Casino, Incorporated,
 10.75% due 12/01/06                     500,000       517,500        12.75% due 11/01/03                    375,000      360,000
Berry Plastics Corporation,                                          Majestic Star Casino LLC,
 12.25% due 04/15/04                   1,150,000     1,265,000        12.75% due 05/15/03                    400,000      429,000
CSK Auto, Incorporated,                                              Wyndham Hotel Corporation,
 11.00% due 11/01/06                   1,000,000     1,050,000        10.50% due 05/15/06                  1,250,000    1,331,250
CS Wireless Systems, Incorporated,                                                                                     ----------
 Step up to 11.375% due 06/03/01         760,000       277,400                                                          3,160,250
Ekco Group, Incorporated, Series B,                                  MISCELLANEOUS SERVICES - 1.49%
 9.25% due 04/01/06                    1,000,000       980,000       American Media Operations, Incorporated
E & S Holdings Corporation,                                           11.625% due 11/15/04                 1,150,000    1,236,250
 10.375% due 10/01/06                  1,000,000     1,047,500       Doane Products Company,
Exide Electronics Group,                                              10.625% due 03/01/06                 1,000,000    1,065,000
 Incorporate, 11.50% due 03/01/06      1,000,000     1,060,000       Hines Horticulture, Incorporated,
Four M Corporation,                                                   11.75% due 10/05/05                  1,290,000    1,373,850
 12.00% due 06/01/06                     900,000       936,000                                                         ----------
Guitar Center Management Company,                                                                                       3,675,100
 Incorporated, 11.00% due 07/01/06     1,000,000     1,055,000       REAL ESTATE - 0.52%
Hollinger, Incorporated,                                             Radnor Holdings Corporation,
 zero coupon, due 10/05/13             3,000,000     1,065,000        10.00% due 12/01/03                  1,250,000    1,275,000
ICG Holdings, Incorporated,                                                                                            ----------
 Step up to 13.50% due 09/15/05        1,250,000       881,250       RETAIL TRADE - 2.03%
International Semi Tech Microelectronic,                             Crown Paper Company,
 Step up to 11.50% due 08/15/03        1,550,000       953,250        11.00% due 09/01/05                  1,300,000    1,222,000
Jordan Industries, Incorporated,                                     Eye Care Centers of America,
 10.375% due 08/01/03                    306,000       301,410        Incorporated, 12.00% due 10/01/03    1,250,000    1,362,847
 Step up to 11.75% due 08/01/05        1,500,000     1,192,500       Finlay Fine Jewerly Corporation,
Marcus Cable Company,                                                 10.625% due 05/01/03                 1,000,000    1,005,000
 14.25% due 12/15/05                   1,750,000     1,235,938       Herff Jones, Incorporated,
Norcal Waste Systems,                                                 11.00% due 08/15/05                    500,000      535,000
 Incorporated, 12.50% due 11/15/05     1,250,000     1,387,500       Hills Stores Company,
Printpack, Incorporated,                                              12.50% due 07/01/03                  1,000,000      887,500
 10.625% due 08/15/06                    750,000       780,000                                                         ----------
Rayovac Corporation                                                                                                     5,012,347
 10.25% due 11/01/06                   1,000,000     1,030,000       RUBBER & PLASTIC - 0.35%
Renco Metals, Incorporated,                                          Remington Products Company,
 12.00% due 07/15/00                   1,000,000     1,045,000       11.00% due 05/15/06                   1,000,000      855,000
SC International Services, Incorporated,                                                                               ----------
 13.00% due 10/01/05                   1,000,000     1,120,000       STEEL - 0.44%
Specialty Equipment Companies,                                       Algoma Steel, Incorporated,
 Incorporated, 11.375% due 12/01/03      750,000       819,375        12.375% due 07/15/05                 1,000,000    1,080,000
Talley Manufacturing & Technology,                                                                                     ----------
 Incorporated, 10.75% due 10/15/03     1,000,000     1,032,500       TELECOMMUNICATION SERVICES - 2.05%
Terex Corporation,                                                   Adelphia Communications
 13.75% due 05/15/02                   1,000,000     1,077,500        Corporation, 12.50% due 05/15/02     1,000,000    1,025,000
Twin Laboratories, Incorporated,                                     International Cabletel Incorporated,
 10.25% due 05/15/06                   1,000,000     1,030,000        11.50% due 02/01/06                  1,450,000      986,000
                                                   -----------       Peoples Choice TV Corporation,
                                                    27,318,003        Step up to 13.125% due 06/01/04      1,000,000      420,000
                                                                     Telewest Communication PLC,
                                                                      Step up to 11.00% due 10/01/07       1,500,000    1,046,250

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
------------------------------------------------------------------------------------------------------------------------------------

                                       Principal                                                           Principal
                                          Amount         Value                                                Amount        Value
                                     -----------   -----------                                            ----------  -----------
TELECOMMUNICATION SERVICES - CONTINUED                               FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.27%
United International Holdings,                                       6.50% due 09/01/26 TBA**             $  500,000  $   477,965
 Incorporated, zero coupon                                           7.595% due 07/15/06 IO                2,118,744      305,099
 due 11/15/99                        $ 2,250,000   $ 1,597,500       8.00% due 05/01/10                    1,396,456    1,433,238
                                                   -----------       8.50% due 05/01/08                      624,587      651,675
                                                     5,074,750       10.00% due 05/15/20                   2,559,048    2,745,373
TELEPHONE - 1.03%                                                                                                     -----------
Nextlink Communications LLC                                                                                             5,613,350
 12.50% due 04/15/06                   1,000,000     1,065,000       FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.94%
Winstar Communications,                                              6.50% due 11/01/10 - 03/01/26         3,872,019    3,741,696
 Incorporated, 14.00% due 10/15/05     1,250,000       762,500       7.00% due 09/01/26 TBA**              4,500,000    4,400,145
Wireless One, Incorporated,                                          10.40% due 04/25/19                   1,096,158    1,182,481
 13.00% due 10/15/03                     750,000       727,500       13.00% due 01/01/99                     342,275      404,206
                                                   -----------                                                        -----------
                                                     2,555,000                                                          9,728,528
TRANSPORTATION SERVICES - 0.43%                                      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.20%
Iron Mountain, Incorporated,                                         7.00% due 01/01/27 TBA**                500,000      489,060
 10.125% due 10/01/06                  1,000,000     1,060,000                                                        -----------
                                                   -----------
                                                                     STUDENT LOAN MARKETING ASSOCIATION - 0.50%
TOTAL CORPORATE BONDS                                                7.20% due 11/09/00                    1,200,000    1,236,564
(Cost: $92,750,663)                                $94,636,007                                                        -----------
                                                   -----------
                                                                     TOTAL U.S. GOVERNMENT AGENCY
CONVERTIBLE BONDS - 0.31%                                            OBLIGATIONS (Cost: $18,811,400)                  $18,749,045
Fresenius Medical Care Capital                                                                                        -----------
 Trust, 9.00% due 12/01/06               750,000       763,125
                                                   -----------
                                                                     FOREIGN BOND - 2.53%
TOTAL CONVERTIBLE BONDS                                              Russia Ian, 1.00% due 12/31/16        9,000,000    6,255,000
(Cost: $766,875)                                   $   763,125                                                        -----------
                                                   -----------
                                                                     TOTAL FOREIGN BOND
U.S. TREASURY OBLIGATIONS - 18.93%                                   (Cost: $5,631,250)                               $ 6,255,000
U.S. TREASURY BONDS - 0.79%                                                                                           -----------
6.75% due 08/15/26                     1,080,000     1,088,100       FOREIGN GOVERNMENT OBLIGATIONS - 19.46%
6.875% due 08/15/25                      850,000       866,736       REPUBLIC OF ARGENTINA - 3.04%
                                                   -----------       6.625% due 03/31/05                   8,624,000    7,502,880
                                                     1,954,836                                                        -----------
U.S. TREASURY NOTES - 18.14%
5.00% due 01/31/98                       400,000       397,188       COMMONWEALTH OF AUSTRALIA - 0.10%
5.625% due 02/28/01                   14,760,000    14,467,162       6.75% due 11/15/06               AUD    320,000      243,567
5.75% due 12/31/98                     6,000,000     5,985,960                                                        -----------
5.875% due 11/15/05                    1,000,000       964,220       FEDERAL REPUBLIC OF BRAZIL - 2.89%
6.125% due 12/31/01                    4,000,000     3,985,000       5.00% due 04/15/24                   $2,500,000    1,571,875
6.50% due 08/31/01                     3,000,000     3,032,820       6.00% due 09/15/13                    1,250,000      907,813
6.50% due 10/15/06                     4,700,000     4,725,709       6.50% due 04/15/24                    3,200,000    2,464,000
6.25% due 04/30/01                     2,500,000     2,505,475       6.687% due 01/01/01                   2,275,000    2,203,906
6.875% due 05/15/06                    5,380,000     5,543,929                                                        -----------
7.50% due 02/15/05                     3,000,000     3,208,590                                                          7,147,594
                                                   -----------       GOVERNMENT OF CANADA - 3.28%
                                                    44,816,053        6.50% due 08/01/99              CAD  5,810,000    4,434,104
TOTAL U.S. TREASURY OBLIGATIONS                                       7.00% due 09/01/01                   2,110,000    1,636,469
(Cost: $46,768,778)                                $46,770,889        7.50% due 09/01/00                   2,590,000    2,037,441
                                                   -----------                                                        -----------
                                                                                                                        8,108,014
U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.59%                           GOVERNMENT OF COSTA RICA - 0.22%
FEDERAL HOME LOAN BANK - 0.68%                                       Series B, 6.25% due 05/21/15         $  700,000      539,000
5.89% due 07/24/00                     1,200,000     1,186,308                                                        -----------
5.94% due 06/13/00                       500,000       495,235       KINGDOM OF DENMARK - 0.57%
                                                   -----------       8.00% due 11/15/01               DKK  7,470,000    1,407,568
                                                     1,681,543                                                        -----------


   The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------

                                       Principal
                                          Amount         Value
                                      ----------   -----------
REPUBLIC OF ECUADOR - 0.41%
3.00% due 02/27/15                    $1,638,953   $ 1,005,907
                                                   -----------

FEDERAL REPUBLIC OF GERMANY - 0.55%
7.50% due 11/11/04               DEM   1,260,000       915,359
8.25% due 09/20/01                       610,000       453,853
                                                   -----------
                                                     1,369,212
REPUBLIC OF IRELAND - 1.19%
6.25% due 04/01/99               IEP     750,000     1,277,961
6.50% due 10/18/01                       970,000     1,670,912
                                                   -----------
                                                     2,948,873

GOVERNMENT OF MEXICO - 1.73%
6.25% due 12/31/19                    $2,900,000     2,121,375
6.351% due 12/31/19                    2,500,000     2,153,125
                                                   -----------
                                                     4,274,500
GOVERNMENT OF MOROCCO - 2.51%
6.375% due 01/01/09                    7,500,000     6,192,188
                                                   -----------

REPUBLIC OF PANAMA - 0.99%
3.50% due 07/17/14                     3,500,000     2,434,688
                                                   -----------

REPUBLIC OF PHILIPPINES - 0.67%
6.375% due 12/01/09                    1,700,000     1,649,000
                                                   -----------


REPUBLIC OF VENEZUELA - 1.32%
1% due 12/18/07                        2,000,000     1,700,000
6.437% due 03/31/07                    1,250,000     1,117,187
6.625% due 03/31/07                      500,000       445,000
                                                   -----------
                                                     3,262,187

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost: $45,282,589)                    $48,085,178
                                                   -----------

                                          Shares         Value
                                          ------        ------
COMMON STOCKS - 0.00%
HOUSEHOLD APPLIANCES & FURNISHINGS - 0.00%
Decorative Home Accents, Incorporated 1,500            $ 9,000
                                                       -------

TOTAL COMMON STOCKS (Cost: $15,000)                    $ 9,000
                                                       -------

WARRANTS - 0.02%*
ELECTRONICS - 0.01%
Exide Electronics Group (Expiration
 date 03/15/06; strike price $13.475)      1,000        30,000
                                                       -------

FINANCIAL SERVICES - 0.01%
BPC Holdings Corporation (Expiration
 date 04/15/04; strike price $18.797)      1,000        20,000
                                                       -------

TELEPHONE - 0.00%
Wireless One, Incorporated (Expiration
 date 10/19/00; strike price $11.50)       2,250         2,250
                                                       -------
TOTAl WARRANTS (Cost: $0)                              $52,250
                                                       -------

 Principal
   Amount                                                Value
 ---------                                       -------------
REPURCHASE AGREEMENT - 12.85% ***
$31,735,000 Repurchase Agreement with UBS
            Securities dated 12/31/96 at 6.75%,
            to be repurchased at $31,746,901
            on 01/02/97, collateralized by
            $27,202,000 U.S. Treasury Bonds,
            8.125% due 08/15/19 (valued at
            $33,205,330, including interest)      $ 31,735,000
                                                  ------------

TOTAL INVESTMENTS
(Strategic Bond Trust) (Cost: $241,761,555)       $247,055,494
                                                  ============

GLOBAL GOVERNMENT BOND TRUST
                                       Principal
                                          Amount         Value
                                 ---------------   -----------
U.S. TREASURY OBLIGATIONS - 2.01%
U.S. TREASURY NOTE - 2.01%
5.875% due 11/30/01              $     5,000,000   $ 4,927,350
                                                   -----------

TOTAL U.S. TREASURY OBLIGATIONS
(Cost: $4,957,282)                                 $ 4,927,350
                                                   -----------


U.S. GOVERNMENT AGENCY OBLIGATIONS - 14.90%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.91%
6.50% due 06/08/00                    12,000,000    12,001,920
                                                   -----------


FEDERAL NATIONAL MORTGAGE ASSOCIATION - 10.00%
5.80% due 12/10/03                    13,000,000    12,469,860
6.50% due 04/30/99                    12,000,000    11,996,280
                                                   -----------
                                                    24,466,140
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (Cost: $36,826,754)                    $36,468,060
                                                   -----------

FOREIGN GOVERNMENT OBLIGATIONS - 73.67%
COMMONWEALTH OF AUSTRALIA - 12.22%
Queensland Treasury,
 6.50% due 06/14/05          AUD       7,000,000     5,193,943
 8.00% due 05/14/03                   15,000,000    12,334,075
 8.00% due 08/14/01                   15,000,000    12,369,844
                                                   -----------
                                                    29,897,862
GOVERNMENT OF CANADA - 3.18%
Province of Quebec,
 7.50% due 03/12/01          CAD      10,000,000     7,791,390
                                                   -----------

REPUBLIC OF ITALY - 16.87%
zero coupon due 01/10/01         $    15,000,000    11,690,625
9.00% due 10/01/03           ITL  10,000,000,000     7,214,898
9.50% due 05/01/01                10,000,000,000     7,280,818
10.00% due 08/01/03               20,000,000,000    15,095,583
                                                   -----------
                                                    41,281,924
GOVERNMENT OF NEW ZEALAND - 12.01%
8.00% due 02/15/01           NZD      20,000,000    14,610,548
8.00% due 04/15/04                    20,000,000    14,768,356
                                                   -----------
                                                    29,378,904




    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------
                                       Principal
                                          Amount         Value
                                   -------------  ------------
KINGDOM OF SPAIN - 12.35%
8.00% due 05/30/04           ESP   1,400,000,000  $ 11,698,209
10.30% due 06/15/02                1,000,000,000     9,145,388
10.50% due 10/30/03                1,000,000,000     9,364,144
                                                  ------------
                                                    30,207,741
KINGDOM OF SWEDEN - 8.65%
6.00% due 02/09/05           SEK      70,000,000     9,946,715
8.00% due 08/15/07                    70,000,000    11,207,657
                                                  ------------
                                                    21,154,372
GOVERNMENT OF UNITED KINGDOM - 8.40%
Abbey National Treasury,
 8.00% due 04/02/03       [pound]      5,000,000     8,667,766
United Kingdom Treasury,
 7.00% due 11/06/01                    7,000,000    11,880,032
                                                  ------------
                                                    20,547,798
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost: $166,793,697)                  $180,259,991
                                                  ------------

CORPORATE BONDS - 3.10%
ELECTRIC SERVICES - 3.10%
Hydro-Quebec,
 7.00% due 06/01/04          CAD     10,000,000      7,576,864
                                                  ------------

TOTAL CORPORATE BONDS
(Cost: $7,073,482)                                $  7,576,864
                                                  ------------

REPURCHASE AGREEMENT - 6.32%
 Principal
  Amount                                                 Value
-----------                                       ------------
$15,454,000 Repurchase Agreement with State
            Street Bank & Trust Company
            dated 12/31/96 at 4.75%, to be
            repurchased at $15,458,078 on
            01/02/97, collateralized by
            $16,075,000 U.S. Treasury Notes,
            5.50% due 12/31/00 (valued at
            $16,215,485, including interest)      $ 15,454,000
                                                  ------------

TOTAL INVESTMENTS
(Global Government Bond Trust)
(Cost: $231,105,215)                              $244,686,265
                                                  ============


CAPITAL GROWTH BOND TRUST
                                       Principal
                                          Amount         Value
                                      ----------    ----------
U.S. TREASURY OBLIGATIONS - 12.14%
U.S. TREASURY BONDS - 4.70%
6.00% due 02/15/26                    $1,255,000    $1,142,251
6.75% due 08/15/26                       760,000       765,700
6.875% due 08/15/25                      175,000       178,446
                                                    ----------
                                                     2,086,397
U.S. TREASURY NOTES - 7.44%
4.75% due 10/31/98                       225,000       220,711
5.75% due 10/31/00                       190,000       187,477
5.875% due 11/15/05                      245,000       236,234
6.375% due 05/15/99                    1,860,000     1,875,977
6.50% due 06/10/15                       605,000       608,309
7.875% due 11/15/04                      155,000       169,144
                                                    ----------
                                                     3,297,852
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost: $5,354,496)                                 $5,384,249
                                                    ----------

CORPORATE BONDS - 71.42%
BANKING - 14.32%
Bank of New York, Incorporated,
 6.625% due 06/15/03                   1,000,000       988,540
Bank of Nova Scotia Halifax,
 9.00% due 10/01/99                    1,000,000     1,066,180
BCH Cayman Islands, Ltd.,
 6.50% due 02/15/06                    1,000,000       947,850
Citicorp, 7.125% due 06/01/03          1,000,000     1,016,550
Kansallis Osake Pankki NY,
 10.00% due 05/01/02                   1,000,000     1,134,900
Republic New York Corporation,
 9.50% due 04/15/14                    1,000,000     1,196,860
                                                    ----------
                                                     6,350,880
COMPUTERS & BUSINESS EQUIPMENT - 2.60%
GTE Corporation,
 8.75% due 11/01/21                    1,000,000     1,153,070
                                                    ----------

DRUGS & HEALTH CARE - 2.52%
Columbia/HCA Healthcare
 Corporation, 8.70% due 02/10/10       1,000,000     1,117,130
                                                    ----------

ELECTRIC UTILITIES - 6.58%
Baltimore Gas and Electric Company,
 6.125% due 07/01/03                   1,000,000       969,780
Northern States Power Company,
 6.375% due 04/01/03                   1,000,000       974,990
Pacific Gas and Electric Company,
 6.25% due 08/01/03                    1,000,000       972 940
                                                    ----------
                                                     2,917,710
FINANCIAL SERVICES - 18.06%
Associates Corporation of North
 America, 6.125% due 02/01/98          1,000,000     1,000,910
Chrysler Financial Corporation,
 5.875% due 02/07/01                   1,000,000       976,210
CIT Group Holdings, Incorporated,
 8.75% due 04/15/98                    1,000,000     1,031,870
Commercial Credit Group,
 Incorporated, 7.375% due 04/15/05     1,000,000     1,020,450
Donaldson Lufkin and Jenrette,
 5.625% due 02/15/16                   1,000,000       963,740
Ford Motor Credit Corporation,
 6.375% due 04/15/00                   1,000,000       995,270
Household Finance Corporation,
 7.75% due 06/01/99                    1,000,000     1,026,860







    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
------------------------------------------------------------------------------------------------------------------------------------

                                       Principal                                                           Principal
                                        Amount        Value                                                Amount        Value
                                      ----------   -----------                                            ----------  -----------
FINANCIAL SERVICES - CONTINUED                                       GOVERNMENT OF ITALY - 2.14%
Salomon, Incorporated,                                               6.875% due 09/27/23                  $1,000,000  $   950,970
 5.75% due 03/31/98                   $1,000,000   $   995,980                                                        -----------
                                                   -----------
                                                     8,011,290       TOTAL FOREIGN OBLIGATIONS
FOOD & BEVERAGES - 4.62%                                              (Cost: $3,134,940)                              $ 3,109,560
Coca Cola Enterprises, Incorporated,                                                                                  -----------
 8.50% due 02/01/22                    1,000,000     1,124,120       SHORT TERM INVESTMENTS - 9.43%
IBP, Incorporated,                                                   U.S. TREASURY BILLS - 9.43%
 7.125% due 02/01/26                   1,000,000       926,640       4.20% due 01/09/97                       32,000       31,970
                                                   -----------       4.44% due 01/09/97                       31,000       30,969
                                                     2,050,760       4.87% due 01/09/97                      157,000      156,830
FUNERAL SERVICES - 4.48%                                             4.88% due 03/06/97                       31,000       30,731
Service Corporation International,                                   4.90% due 03/06/97                       69,000       68,399
 6.75% due 06/01/01                    1,000,000     1,004,710       4.92% due 01/09/97                       40,000       39,956
ITT Corporation, 6.25% due 11/15/00    1,000,000       983,860       4.97% due 01/09/97                    1,410,000    1,408,444
                                                   -----------       4.98% due 01/09/97                       46,000       45,949
                                                     1,988,570       4.99% due 01/09/97                    2,329,000    2,326,417
HOUSEHOLD PRODUCTS - 2.74%                                           5.00% due 03/06/97                       44,000       43,609
Procter and Gamble Profit,                                                                                            -----------
 9.36% due 01/01/21                    1,000,000     1,214,400                                                          4,183,274
                                                   -----------
NATURAL GAS - 2.22%                                                  TOTAL SHORT TERM INVESTMENTS                     $ 4,183,274
Columbia Gas Systems                                                  (Cost: $4,183,274)                              -----------
 Incorporated, 7.05% due 11/28/07      1,000,000       986,330
                                                   -----------       TOTAL INVESTMENTS
                                                                      (Capital Growth Bond Trust)                     $44,355,727
NEWSPAPERS - 2.41%                                                    (Cost: $43,691,754)                             ===========
News America Holdings,
 Incorporated, 8.50% due 02/15/05      1,000,000     1,070,950
                                                   -----------
                                                                     INVESTMENT QUALITY BOND TRUST
PETROLEUM - 2.36%                                                                                          Principal
Ultramar Corporation,                                                                                         Amount        Value
 8.00% due 03/15/05                    1,000,000     1,045,420                                            ----------  -----------
                                                   -----------       CORPORATE BONDS - 33.21%
                                                                     AUTO PARTS - 0.13%
REAL ESTATE - 2.30%                                                  Lear Corporation,
MEPC Finance, Incorporated,                                           9.50% due 07/15/06                  $  175,000  $   189,000
 7.50% due 05/01/03                    1,000,000     1,021,460                                                        -----------
                                                   -----------
                                                                     BROADCASTING - 0.25%
TELEPHONE - 6.20%                                                    Cablevision Systems Corporation,
American Telephone and Telegraph                                      9.25% due 11/01/05                     200,000      198,000
 Corporation, 5.125% due 04/01/01      1,000,000       949,020       Chancellor Broadcasting Company,
BellSouth Savings, ESOP,                                              9.375% due 10/01/04                     25,000       25,250
 9.19% due 07/01/03                      733,615       788,864       Granite Broadcasting Corporation,
MCI Communications Corporation,                                       10.375% 05/15/05                        50,000       51,250
 7.75% due 03/23/25                    1,000,000     1,012,790       Young Broadcasting, Incorporated,
                                                   -----------        9.00% due 01/15/06                     100,000       97,250
                                                     2,750,674                                                        -----------
TOTAL CORPORATE BONDS                                                                                                     371,750
 (Cost: $31,019,044)                               $31,678,644
                                                   -----------       CHEMICALS - 0.55%
                                                                     Rexene Corporation,
                                                                      11.75% due 12/01/04                    250,000      280,625
FOREIGN GOVERNMENT OBLIGATIONS - 7.01%                               Terra Industries, Incorporated,
GOVERNMENT OF CANADA - 4.87%                                          10.50% due 06/15/05                    250,000      271,250
Province of Ontario,                                                 Texas-Petro Chemical Corporation,
 8.80% due 10/17/01                    1,000,000     1,057,980        11.125% due 07/01/06                   250,000      268,750
Province of Quebec,                                                                                                   -----------
  8.80% due 04/15/03                   1,000,000     1,100,610                                                            820,625
                                                   -----------
                                                     2,158,590

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
------------------------------------------------------------------------------------------------------------------------------------

                                       Principal                                                           Principal
                                          Amount         Value                                                Amount        Value
                                      ----------   -----------                                            ----------  -----------
COMPUTERS & BUSINESS EQUIPMENT - 0.17%                               FINANCE & BANKING - CONTINUED
Bell & Howell Company,                                               Sun Canada Financial Company,
 Step-up to 11.50% due 03/01/05       $  350,000   $   253,750        7.25% due 12/15/15                  $1,500,000  $ 1,432,110
                                                   -----------       Tembec Finance Corporation,
DRUGS & HEALTH CARE - 1.64%                                           9.875% due 09/30/05                    250,000      233,750
Allegiance Corporation,                                              Trump Atlantic City,
 7.00% due 10/15/26                    1,650,000     1,673,958        11.25% due 05/01/06                    185,000      183,150
Integrated Health Services,                                          U.S. Bancorp, 7.50% due 06/01/26      2,300,000    2,403,454
 Incorporated, 10.25% due 04/30/06       250,000       262,500       United VA Bankshares, Incorporated,
Owens & Minor, Incorporated,                                          8.625% due 04/15/98                  1,967,000    2,020,896
 10.875% due 06/01/06                    250,000       268,125                                                        -----------
Quorum Health Group, Incorporated,                                                                                     24,838,808
 8.75% due 11/01/05                      250,000       256,250       FOOD & BEVERAGES - 0.18%
                                                   -----------       Smith's Food & Drug Centers,
                                                     2,460,833        11.25% due 05/15/07                    250,000      276,250
                                                                                                                      -----------
ELECTRIC UTILITIES - 0.86%
Duke Power Company,                                                  GAS & PIPELINE UTILITIES - 0.10%
 7.50% due 04/01/99                      700,000       717,304       Transportadora De Gas Del Sur,
El Paso Electric Company,                                             10.25% due 04/25/01                    150,000      158,925
 8.90% due 02/01/06                      250,000       260,660                                                        -----------
Virginia Electric & Power Company,
 9.375% due 06/01/98                     300,000       312,306       INDUSTRIALS - 2.70%
                                                   -----------       Armco, Incorporated,
                                                     1,290,270        9.375% due 11/01/00                    450,000      452,250
FINANCE & BANKING - 16.54%                                           Cincinnati Milacron, Incorporated,
American General Finance                                              7.875% due 05/15/00                    870,000      878,378
 Corporation, 8.00% due 02/15/05       1,270,000     1,322,832       Container Corporation of America,
Associates Corporation of North America,                              9.75% due 04/01/03                     250,000      262,500
 6.95% due 08/01/02                    2,325,000     2,354,155       Fort Howard Corporation,
 9.125% due 04/01/00                     300,000       322,785        9.25% due 01/03/15                     450,000      469,125
BankAmerica Corporation,                                             Guitar Center Management,
 9.625% due 02/13/01                   1,475,000     1,630,317        11.00% due 07/01/06                     30,000       31,650
BanPonce Financial Corporation,                                      Harris Chemical North Amercia,
 6.80% due 12/21/05                    2,150,000     2,103,087        Step up 10.25% due 07/15/01            250,000      259,688
Beneficial Corporation,                                              JCAC, Incorporated,
 8.40% due 05/15/08                      350,000       394,005        10.125% due 06/15/06                   100,000      103,000
Commercial Credit Group,                                             Moog, Incorporated,
 Incorporated, 10.00% due 05/01/99       290,000       312,878        10.00% due 05/01/06                    150,000      157,500
Exxon Capital Corporation,                                           Muzak Capital LP,
 6.625% due 08/15/02                   2,000,000     1,999,400        10.00% due 10/01/03                     50,000       51,125
First Financial Caribbean Corporation,                               News America Holdings,
 7.84% due 10/10/06                      450,000       453,510        Incorporated, 9.25% due 02/01/13     1,000,000    1,120,290
General Electric Capital Corporation,                                Repap New Brunswick, Incorporated,
 8.88% due 06/18/03                      600,000       673,350        9.875% due 07/15/00                     95,000       96,900
General Motors Acceptance                                            Rifkin Acquisitions Partners LP,
 Corporation, 6.00% due 01/11/99         950,000       945,934        11.125% due 01/15/06                   160,000      166,800
International Lease Finance                                                                                           -----------
 Corporation, 7.50% due 03/01/99       1,500,000     1,534,080                                                          4,049,206
Mesa Operate Company,                                                INSURANCE - 2.36%
 10.625% due 07/01/06                    250,000       271,250       Equitable Life Assurance Society of the
National Westminster Bank PLC,                                        United States, 6.95% due 12/01/05    1,150,000    1,128,127
 9.45% due 05/01/01                    1,000,000     1,106,510       Ohio National Life Insurance
NBD Bancorp, 8.25% due 11/01/24        2,000,000     2,252,380        Company, 8.50% due 05/15/26          1,150,000    1,195,368
Norwest Corporation,                                                 Security Benefit Life Company,
 6.00% due 03/15/00                      900,000       888,975        8.75% due 05/15/16                   1,150,000    1,218,770
                                                                                                                      -----------
                                                                                                                        3,542,265



    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
------------------------------------------------------------------------------------------------------------------------------------

                                       Principal                                                           Principal
                                          Amount         Value                                                Amount        Value
                                      ----------   -----------                                           -----------  -----------
INTERNATIONAL OIL - 0.61%                                            TEXTILE PRODUCTS - CONTINUED
Amoco Canada Petroleum Company,                                      Dominion Textile (USA),
 7.95% due 10/01/22                   $  900,000   $   922,986        Incorporated, 9.25% due 04/01/06   $    85,000  $    86,381
                                                   -----------                                                        -----------
                                                                                                                          358,881
METAL PRODUCTS - 0.59%                                               TRANSPORTATION - 0.34%
AK Steel Corporation,                                                Southern Railway Company,
 9.125% due 12/15/06                     115,000       118,163        8.75% due 10/15/03                     470,000      517,888
Howmet Corporation,                                                                                                   -----------
 10.00% due 12/01/03                     250,000       273,125       TRANSPORTATION EQUIPMENT - 0.35%
Northwestern Steel & Wire Company,                                   Hayes Wheels International,
 9.50% due 06/15/01                      250,000       245,000        Incorporated, 11.00% due 07/15/06      200,000      218,250
Weirton Steel Corporation,                                           Walbro Corporation,
 11.375% due 07/01/04                    250,000       253,750        9.875% due 07/15/05                    300,000      309,000
                                                   -----------                                                        -----------
                                                       890,038                                                            527,250
NON-BANK FINANCE - 1.68%                                             TOTAL CORPORATE BONDS
KFW International Financial, Incorporated,                           (Cost: $49,181,327)                              $49,873,592
 8.85% due 06/15/99                    1,340,000     1,418,591                                                        -----------
 9.125% due 05/15/01                   1,000,000     1,100,380
                                                   -----------       U.S. TREASURY OBLIGATIONS - 33.75%
                                                     2,518,971       U.S. TREASURY BONDS - 33.75%
OIL & GAS SERVICES - 0.18%                                           7.50% due 11/15/16                    1,750,000    1,894,375
Plains Resources, Incorporated,                                      11.625% due 11/15/04                  2,200,000    2,904,682
 10.25% due 03/15/06                     250,000       267,500       11.875% due 22/15/03                 15,000,000   19,567,950
                                                   -----------       12.00% due 08/15/13                  18,400,000   26,320,648
                                                                                                                      -----------
                                                                                                                       50,687,655
PUBLISHING - 0.23%
S.D. Warren Company,                                                 TOTAL U.S. TREASURY OBLIGATIONS
 12.00% due 12/15/04                     225,000       243,000       (Cost: $50,892,299)                              $50,687,655
World Color Press, Incorporated,                                                                                      -----------
 9.125% due 03/15/03                     100,000       101,000       U.S. GOVERNMENT AGENCY OBLIGATIONS - 25.03%
                                                   -----------       FEDERAL HOME LOAN MORTGAGE CORPORATION - 10.57%
                                                       344,000       6.00% due 02/01/03 - 10/01/03         1,968,981    1,924,186
TELECOMMUNICATION SERVICES - 1.75%                                   6.50% due 03/01/11 - 08/17/11         1,712,502    1,693,697
Comcast Corporation,                                                 6.50% due 06/25/19, REMIC               900,000      895,212
 9.125% due 10/15/06                      30,000        30,750       7.00% due 09/01/03 - 01/01/26        10,364,962   10,179,946
 9.375% due 05/15/05                     200,000       207,500       7.50% due 06/01/10 - 04/01/11         1,157,555    1,176,262
Heritage Media Services,                                                                                              -----------
 11.00% due 06/15/02                     150,000       159,375                                                         15,869,303
Tele-Communications, Incorporated,                                   FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.65%
 9.80% due 02/01/12                    1,910,000     2,067,002       5.90% due 10/25/19, REMIC             1,000,000      978,430
Videotron, Ltd., 10.25% due 10/15/02     150,000       159,375                                                        -----------
                                                   -----------
                                                     2,624,002       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 13.81%
TELEPHONE - 1.76%                                                    6.50% due 07/15/08 - 05/15/09           218,845      216,758
360 Communications,                                                  7.00% due 04/15/23 - 02/15/24         8,383,304    8,239,869
 7.125% due 03/01/03                     900,000       889,119       7.50% due 04/15/02 - 01/15/24         4,319,874    4,341,198
Benedek Communications,                                              8.00% due 04/15/23 - 10/15/23         5,353,976    5,486,786
 13.25% due 05/15/06                     215,000       123,625       8.50% due 10/15/09 - 04/15/22         2,335,887    2,453,879
GTE Florida, Incorporated, Series A,                                                                                  -----------
 6.31% due 12/15/02                    1,400,000     1,376,900                                                         20,738,490
Lenfest Communications, Incorporated                                 TOTAL U.S. GOVERNMENT AGENCY
 8.375% due 11/01/05                     200,000       193,250       OBLIGATIONS (Cost: $37,376,692)                  $37,586,223
MobileMedia Communications,                                                                                           -----------
 Incorporated, 9.375% due 11/01/07       250,000        67,500       FIXED INCOME - OTHER - 4.41%
                                                   -----------       Miscellaneous Asset Backed Securities - 4.41%
                                                     2,650,394       Advanta Credit Card Master
TEXTILE PRODUCTS - 0.24%                                              Trust, Series 1994, Class A,
Collins & Aikman Products Company,                                    5.905% due 10/01/01                  1,450,000    1,456,786
 11.50% due 04/15/06                     250,000       272,500




    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------
                                       Principal
                                          Amount         Value
                                      ----------    ----------
MISCELLANEOUS ASSET BACKED SECURITIES - CONTINUED
American Express Master Trust,
 Series 1992, Class A,
 6.60% due 05/15/00                   $1,500,000    $1,512,645
Daimler Benz Vehicle Trust, Series
 1996-A, Class A, 5.85% due 7/20/03      479,535       475,415
Premier Auto Trust, Series 1993,
 Class A2, 4.65% due 11/02/99            792,782       785,100
Premier Auto Trust, Series 1994,
 Class A3, 6.35% due 05/02/00            876,040       878,502
World Omni Automobile Lease, Series
 1995, Class A, 6.05% due 11/25/01     1,512,164     1,514,054
                                                    ----------
                                                     6,622,502
TOTAL FIXED INCOME - OTHER
(Cost: $6,595,907)                                  $6,622,502
                                                    ----------

FOREIGN BONDS - 3.05%
CANADA - 1.61%
Hydro-Quebec, 8.05% due 07/07/24      $2,200,000    $2,418,944
                                                    ----------

JAPAN - 1.44%
Japan Financial Corporation,
 8.70% due 07/30/01                    1,500,000     1,628,430
 9.125% due 10/11/00                     500,000       538,855
                                                    ----------
                                                     2,167,285

TOTAL FOREIGN BONDS
(Cost: $4,676,698)                                  $4,586,229
                                                    ----------

PREFERRED STOCKS - 0.11%
BANKS - 0.11%
Chevy Chase Corporation                    3,315       162,236
                                                    ----------

TOTAL PREFERRED STOCKS
(Cost: $156,750)                                    $  162,236
                                                    ----------

 Principal
  Amount                                                 Value
 --------                                         ------------
REPURCHASE AGREEMENT - 0.43%
  $653,000 Repurchase Agreement with Aubrey
           Lanston Government dated 12/31/96
           at 6.75% to be repurchased at
           $653,245 on 01/02/97, collateralized
           by $633,000 U.S. Treasury Notes,
           7.50% due 10/31/99 (valued at
           $664,640, including interest)          $    653,000
                                                  ------------


TOTAL INVESTMENTS
(Investment Quality Bond Trust)

(Cost: $149,532,673)                              $150,171,437
                                                  ============

U.S. GOVERNMENT SECURITIES TRUST
                                       Principal
                                          Amount         Value
                                     -----------   -----------
U.S. TREASURY OBLIGATIONS - 9.04%
U.S. TREASURY BONDS - 0.42%
6.75% due 08/15/26                   $ 1,050,000   $ 1,057,875
                                                   -----------

U.S. TREASURY NOTES - 8.62%
6.125% due 05/31/97                   10,000,000    10,028,100
6.50% due 08/15/05                     3,000,000     3,019,230
6.50% due 10/15/06                     6,650,000     6,585,829
6.625% due 07/31/01                    2,280,000     2,316,343
                                                   -----------
                                                    21,949,502

TOTAL U.S. TREASURY OBLIGATIONS
(Cost: $23,201,349)                                $23,007,377
                                                   -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 64.94%
FEDERAL HOME LOAN BANK - 1.38%
5.94% due 06/13/00                     3,300,000     3,268,551
6.49% due 09/08/97                       250,000       251,405
                                                   -----------
                                                     3,519,956
FEDERAL HOME LOAN MORTGAGE CORPORATION - 21.19%
6.00% due 10/01/10                     1,137,638     1,099,243
6.50% due 01/01/27 TBA**              20,000,000    19,118,600
6.50% due 07/01/06                        20,360        20,248
7.00% due 12/01/04 - 07/01/11         33,278,692    33,263,995
8.25% due 07/01/06                       169,032       174,357
11.75% due 07/01/06 - 12/01/13           222,297       248,402
                                                   -----------
                                                    53,924,845
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 20.08%
6.50% due 10/01/05- 04/01/26          19,286,849    18,512,877
7.00% due 01/01/27 TBA**              15,125,000    14,789,376
7.52% due 08/26/05                     2,475,000     2,498,339
8.00% due 08/01/04 - 10/01/24             31,083        31,851
8.25% due 09/01/08                       305,530       317,837
8.50% due 02/01/09                        57,197        60,861
8.75% due 08/01/09                       316,933       332,482
10.00% due 04/01/16                        5,132         5,656
10.50% due 03/01/16                       23,291        25,370
11.50% due 04/01/19 - 02/01/20         5,229,636     5,963,407
11.75% due 09/01/11 - 12/01/15           119,354       135,796
12.00% due 04/01/16                    1,021,955     1,181,316
12.50% due 08/01/11 - 09/01/15         2,726,215     3,193,334
13.00% due 01/01/99                    2,291,695     2,706,348
14.50% due 11/01/14                    1,086,411     1,340,020
                                                   -----------
                                                    51,094,870

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 20.55%
7.00% due 01/01/27 TBA**              18,000,000    17,606,160
7.00% due 03/15/26 - 05/15/26         34,737,094    33,977,977
7.50% due 02/15/07                       212,848       215,815
8.00% due 10/15/05                        13,884        14,383
9.50% due 09/15/20                       401,710       435,856
11.00% due 09/15/15                       37,553        42,494
                                                   -----------
                                                    52,292,685



    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------
                                       Principal
                                          Amount         Value
                                      ----------  ------------
STUDENT LOAN MARKETING ASSOCIATION - 1.75%
7.50% due 03/08/00                    $4,300,000  $  4,455,187
                                                  ------------

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (Cost: $166,989,244)                  $165,287,543
                                                  ------------


COLLATERALIZED MORTGAGE OBLIGATIONS - 0.00%
Drexel Burnham Lambert,
 9.30% due 06/01/17, (Collateralized
 by GNMA 10.00%)                           7,865         8,005
                                                  ------------

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost: $8,201)                        $      8,005
                                                  ------------

 Principal
   Amount                                                Value
-----------                                       ------------
REPURCHASE AGREEMENTS - 26.01% ***
$33,104,000 Repurchase Agreement with J.P.
            Morgan dated 12/31/96 at 6.60%,
            to be repurchased at $33,116,138
            on 01/02/97, collateralized by
            $26,406,000 U.S. Treasury Bonds,
            8.875% due 02/15/19 (valued at
            $34,652,007, including interest)      $ 33,104,000
                                                  ------------

 33,104,000 Repurchase Agreement with UBS
            Securities dated 12/31/96 at 6.75%,
            to be repurchased at $33,116,414
            on 01/02/97, collateralized by
            $26,850,000 U.S. Treasury Bonds,
            8.75% due 08/15/20 (valued at
            $34,919,916, including interest)        33,104,000
                                                  ------------
                                                    66,208,000
TOTAL INVESTMENTS
(U.S. Government Securities Trust)
 (Cost: $256,406,794)                             $254,510,925
                                                  ============

MONEY MARKET TRUST
                                       Principal
                                          Amount         Value
                                     -----------   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.60%
FEDERAL FARM CREDIT BANK - 2.32%
5.60% due 06/03/97                   $ 8,000,000   $ 7,995,305
                                                   -----------

FEDERAL HOME LOAN BANK - 1.44%
5.23% due 01/30/97                     5,000,000     4,978,935
                                                   -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.50%
5.21% due 02/20/97                     4,000,000     3,971,056
5.22% due 02/03/97                     2,000,000     1,990,430
5.70% due 01/02/97                     2,669,000     2,668,577
                                                   -----------
                                                     8,630,063

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.44%
5.22% due 01/28/97                   $ 5,000,000   $ 4,980,425
                                                   -----------
STUDENT LOAN MARKETING ASSOCIATION - 4.90%
5.41% due 09/28/98                     9,000,000     9,000,000
5.42% due 02/22/99                     7,900,000     7,900,550
                                                   -----------
                                                    16,900,550
TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                                 $43,485,278
                                                   -----------

U.S. TREASURY OBLIGATIONS - 28.86%
U.S. TREASURY BILLS - 25.66%
4.83% due 03/06/97                    15,000,000    14,870,987
4.845% due 03/06/97                   25,000,000    24,784,667
4.85% due 03/06/97                    20,000,000    19,827,556
4.97% due 06/12/97                    20,000,000    19,552,700
5.12% due 12/11/97                    10,000,000     9,510,755
                                                   -----------
                                                    88,546,665
U.S. TREASURY NOTES - 3.19%
7.50% due 01/31/97                    11,000,000    11,020,460
                                                   -----------

TOTAL U.S. TREASURY OBLIGATIONS                    $99,567,125
                                                   -----------

COMMERCIAL PAPER - 58.34%
Allianz of America Finance,
 5.32% due 01/29/97                    9,000,000     8,962,760
American Bands, Incorporated,
 5.28% due 01/03/97                    2,200,000     2,199,355
Canadian Wheat Board,
 5.25% due 02/11/97                    2,000,000     1,988,042
 5.25% due 01/17/97                   14,100,000    14,067,100
Commerzbank U.S. Finance,
 5.40% due 01/10/97                    2,000,000     1,997,300
 5.40% due 01/31/97                    3,100,000     3,086,050
 5.40% due 02/05/97                    4,000,000     3,979,000
Export Development Corporation,
 5.27% due 01/06/97                    1,400,000     1,398,975
First Alabama Bank,
  5.70% due 02/03/97                   5,000,000     5,000,000
First National Bank of Boston,
 5.43% due 01/13/97                    1,100,000     1,098,009
Ford Motor Company of Canada,
 5.31% due 01/22/97                   15,000,000    14,953,537
General Electric Capital Corporation,
 5.28% due 01/29/97                    2,000,000     1,991,787
Her Majesty In Right of Canada,
 5.49% due 01/06/97                    5,000,000     4,996,187
 5.25% due 01/27/97                    5,000,000     4,981,042
Merrill Lynch & Company,
 Incorporated, 5.34% due 01/15/97     15,000,000    14,968,850
NationsBank Corporation
 5.40% due 01/06/97                   12,000,000    11,991,000




    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------
                                       Principal
                                          Amount         Value
                                     -----------  ------------
COMMERCIAL PAPER - CONTINUED
PNC Funding Corporation,
 5.4825% due 01/06/97                $10,000,000  $  9,999,894
Peoples Security Life Insurance,
 Incorporated, 5.60% due 08/20/99     10,000,000    10,000,000
Svenska Handelsbanken,
 Incorporated, 5.41% due 02/03/97     13,000,000    12,935,531
Toshiba America, Incorporated,
 5.32% due 02/24/97                   15,000,000    14,880,300
Transamerica Finance Group,
 Incorporated, 5.30% due 01/30/97     15,000,000    14,935,958
Travelers Insurance Company,
 5.695% due 08/31/99                   6,000,000     6,000,000
Warner-Lambert Company,
 5.30% due 01/15/97                    5,000,000     4,989,694
Winn Dixie Stores, Incorporated,
 5.30% due 01/14/97                   15,000,000    14,971,292
Xerox Corporation,
 5.30% due 02/05/97                   15,000,000    14,922,708
                                                  ------------

TOTAL COMMERCIAL PAPER                            $201,294,371
                                                  ------------

REPURCHASE AGREEMENT - 0.20%
Principal
 Amount                                                  Value
---------                                                -----

$701,000 Repurchase Agreement with State
         Street Bank & Trust Company dated
         12/31/96 at 4.75%, to be repurchased
         at $701,185 on 01/02/97, collateralized
         by $655,000 U.S. Treasury Bond,
         7.25% due 8/15/22 (valued at
         $736,189, including interest)            $    701,000
                                                  ------------

TOTAL INVESTMENTS
(Money Market Trust) (Note 2)                     $345,047,774
                                                  ============



Key to Currency Abbreviations
-----------------------------
AUD    -  Australian Dollar
CAD    -  Canadian Dollar
DKK    -  Danish Krone
FIM    -  Finnish Markka
FRF    -  French Franc
DEM    -  German Deustche Mark
[pound]-  Great British Pound
HKD    -  Hong Kong Dollar
IEP    -  Irish Punt
ITL    -  Italian Lira
[Yen]  -  Japanese Yen
NLG    -  Netherland Guilder
NZD    -  New Zealand Dollar
SGD    -  Singapore Dollar
ESP    -  Spanish Peseta
SEK    -  Swedish Krone
CHF    -  Swiss Franc

Key to Security Abbreviations and Legend
----------------------------------------
ADR    -  American Depository Receipt
ADS    -  American Depository Shares
FRN    -  Floating Rate Note
GTD    -  Guaranteed
IO     -  Interest Only (Carries notional principal amount)
REIT   -  Real Estate Investment Trust
REMIC  -  Real Estate Mortgage Investment Conduit
TBA    -  To Be Announced
*      -  Non-Income producing
**     -  Purchased on a forward commitment (Note 2)
***    -  At December 31, 1996 a portion of this security
          was pledged to cover forward commitments
          purchased.
****   -  At December 31, 1996 a portion of this security
          was pledged to cover margin requirements for open futures contracts.






    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION OF THE TRUST. The NASL Series Trust (the "Trust") is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means that it has several portfolios, each with a stated investment objective which it pursues through separate investment policies. The Trust currently offers the following twenty five Portfolios: The Pacific Rim Emerging Markets Trust ("Pacific Rim Emerging Markets"), the International Small Cap Trust ("International Small Cap"), the Emerging Growth Trust ("Emerging Growth"), the Small/Mid Cap Trust ("Small/Mid Cap"), the International Stock Trust ("International Stock"), the Global Equity Trust ("Global Equity"), the Growth Trust ("Growth"), the Equity Trust ("Equity"), the Quantitative Equity Trust ("Quantitative Equity"), the Equity Index Trust ("Equity Index"), the Blue Chip Growth Trust ("Blue Chip Growth", formerly Pasadena Growth), the Real Estate Securities Trust ("Real Estate Securities"), the International Growth and Income Trust ("International Growth and Income"), the Growth and Income Trust ("Growth and Income"), the Equity-Income Trust ("Equity-Income", formerly Value Equity), the Balanced Trust ("Balanced"), the Aggressive Asset Allocation Trust ("Aggressive Asset Allocation"), the Moderate Asset Allocation Trust ("Moderate Asset Allocation"), the Conservative Asset Allocation Trust ("Conservative Asset Allocation"), the Strategic Bond Trust ("Strategic Bond"), the Global Government Bond Trust ("Global Government Bond"), the Capital Growth Bond Trust ("Capital Growth Bond"), the Investment Quality Bond Trust ("Investment Quality Bond"), the U.S. Government Securities Trust ("U.S. Government Securities") and the Money Market Trust ("Money Market"). Each of the Portfolios with the exception of Emerging Growth and Global Government Bond is diversified for purposes of the Investment Company Act of 1940, as amended.

Shares of the Portfolios are presently offered only to the NASL Variable Account, the NASL Group Variable Account and the NASL Variable Life Variable Account, separate accounts of North American Security Life Insurance Company ("Security Life"), to the FNAL Variable Account, a separate account of First North American Life Assurance Company ("First North American") and in the case of certain Portfolios, to Separate Accounts One, Two, Three, and Four, separate accounts of The Manufacturers Life Insurance Company of America ("Manulife America"). Security Life is controlled by The Manufacturers Life Insurance Company ("Manulife"), a mutual life insurance company based in Toronto, Canada. First North American is a wholly-owned subsidiary of Security Life and Manulife America is a wholly-owned subsidiary of Manulife.

At December 31, 1996, Manulife America owned seed money shares in Pacific Rim Emerging Markets, International Stock and Equity Index.

NASL Financial Services, Inc. ("NASL Financial"), a wholly-owned subsidiary of Security Life, serves as investment adviser for the Trust (See Note 6). NASL Financial is also the principal underwriter of the variable contracts issued by Security Life and First North American.

NEW PORTFOLIOS. On February 14, 1996, Equity Index commenced operations. On March 4, 1996, Small/Mid Cap and International Small Cap commenced operations. On July 15, 1996, Growth commenced operations. Manufacturers Adviser Corporation ("MAC") is the subadviser to Equity Index. Fred Alger Management, Inc. is the subadviser to Small/Mid Cap. The subadviser to International Small Cap and Growth is Founders Asset Management, Inc.

CHANGE IN PORTFOLIO NAMES. Effective October 1, 1996, the name of Pasadena Growth was changed to Blue Chip Growth. Effective December 31, 1996, the name of Value Equity was changed to Equity-Income. See footnote 9 for changes in names related to the reorganization.

CHANGE IN SUBADVISERS. Effective October 1, 1996, Oechsle International Advisors, L.P. ("Oechsle") resigned as subadviser to Global Equity, Roger Engemann Management Co., Inc. resigned as subadviser to Blue Chip Growth, Goldman Sachs Asset Management Inc. ("Goldman") resigned as subadviser to Equity-Income and Wellington Management Company, LLP ("Wellington Management") resigned as subadviser to Money Market.

The Trustees, including a majority of Trustees who are not interested persons of the Trust, and the shareholders at a special meeting of shareholders held on December 20, 1996, voted to approve the following new subadvisers: T. Rowe Price Associates, Inc. ("T. Rowe Price") as subadviser to Blue Chip Growth and Equity-Income; Morgan Stanley Asset Management Inc. ("Morgan Stanley") as subadviser to Global Equity; and MAC as subadviser to Money Market.

CHANGE IN INVESTMENT OBJECTIVE. Effective October 1, 1996, due to the change in subadviser, the Trustees voted to change the investment objective of Blue Chip Growth and Equity-Income. The proposed changes were approved by the shareholders of each Portfolio, on December 20, 1996, respectively.

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements.

SECURITY VALUATION. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost basis, which approximates current market value. All other securities held by the Portfolios are valued at the last sale price as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading.

Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service which utilizes both dealer-supplied and electronic data processing techniques. Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS. The accounting records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of securities, other assets and other liabilities at the current rate of exchange of such currencies against U.S. dollars;

     (ii) purchases and sales of securities, income and expenses at the rate of exchange quoted on the respective dates of such transactions.

Gains and losses that arise from changes in foreign exchange rates have been segregated from gains and losses that arise from changes in the market prices of investments. These gains and losses are included with gains and losses on foreign currency and forward foreign currency contracts in the Statements of Operations.

FORWARD FOREIGN CURRENCY CONTRACTS. All portfolios with the exception of Equity Index, Real Estate Securities, Investment Quality Bond, U.S. Government Securities and Money Market may purchase and sell forward foreign currency contracts in order to hedge a specific transaction or portfolio position.

The net U.S. dollar value of foreign currency underlying all contractual commitments held at the end of the period, the resulting net unrealized appreciation (depreciation) and related net receivable or payable amount are determined using forward foreign currency exchange rates supplied by a quotation service. The Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the forward foreign currency contract changes unfavorably.

Net realized gains (losses) on foreign currency and forward foreign currency contracts shown in the Statements of Operations, include net gains or losses realized by a Portfolio on contracts which have matured or which the Portfolio has terminated by entering into an offsetting commitment with the same broker.

FUTURES. All Portfolios other than Real Estate Securities, Investment Quality Bond and Money Market may purchase and sell financial futures contracts and options on those contracts. The Portfolios invest in contracts based on financial instruments such as U.S. Treasury Bonds or Notes or on securities indices such as the S&P 500 Index, in order to hedge against a decline in the value of securities owned by the Portfolios.

When a Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Portfolio realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Portfolios could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Upon entering into futures contracts, the Portfolio is required to deposit with a broker an amount, initial margin, which typically represents 5% of the purchase price indicated in the futures contract.

Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker, and the Portfolio realizes a gain or loss.

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FORWARD COMMITMENTS. The Portfolios of the Trust may purchase debt securities on a when issued or forward delivery basis, which means that the obligations will be delivered to the Portfolios of the Trust at a future date, which may be a month or more after the date of commitment. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities underlying a forward commitment to purchase securities, and the subsequent fluctuations in their value, are taken into account when determining the Portfolio's net asset value starting on the day the Portfolio agrees to purchase the securities. At December 31, 1996, forward commitments in Strategic Bond and U.S. Government Securities were valued at $5,367,170 and $51,514,136, respectively.

SECURITIES LENDING. The Portfolios may lend securities in amounts up to 33 1/3% of its total non-cash assets to brokers, dealers and other financial institutions, provided such loans are callable at any time and are at all times fully secured by cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, marked to market to the value of the loaned securities on a daily basis. The Portfolios may bear the risk of delay in recovery of, or even of rights in, the securities loaned should the borrower of the securities fail financially. Consequently, loans of Portfolio securities will only be made to firms deemed by the subadvisers to be creditworthy. The Portfolios receive compensation for lending its securities either in the form of fees or by retaining a portion of interest on the investment of any cash received as collateral. Income generated from the investment of cash collateral is included as interest income in the Statement of Operations. All collateral received will be in an amount equal to at least 100% of the market value of the loaned securities and must be maintained at that level during the period of the loan. During the loan period, the Portfolio continues to retain rights of ownership, including dividends and interest of the loaned securities.

At December 31, 1996, the value of the securities loaned amounted to $80,418,097, $225,358,889, $96,802,117, $28,583,048, $33,732,779, $51,499,483,
$19,507,839, $33,484,082, $38,816,680, $42,690,947, $4,927,350, $7,971,172 and
$22,595,520 in Global Equity, Equity, Blue Chip Growth, International Growth and Income, Growth and Income, Equity-Income, Aggressive, Moderate and Conservative Asset Allocation, Strategic Bond, Global Government Bond, Investment Quality Bond, and U.S. Government Securities, respectively. At December 31, 1996, the value of collateral amounted to $85,030,850, $233,485,042, $101,257,904,
$30,027,976, $35,436,740, $53,719,644, $20,208,283, $34,655,898, $39,426,734,
$44,028,975, $5,050,000, $8,210,530 and $23,104,708 in Global Equity, Equity,
Blue Chip Growth, International Growth and Income, Growth and Income, Equity-Income, Aggressive, Moderate and Conservative Asset Allocation, Strategic Bond, Global Government Bond, Investment Quality Bond and U.S. Government Securities, respectively.

MORTGAGE DOLLAR ROLLS. Strategic Bond and U.S. Government Securities may enter into mortgage dollar rolls in which they sell mortgage securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price on an agreed upon date. The Portfolios receive compensation as consideration for entering into the commitment to repurchase. The compensation is recorded as deferred income and amortized to income over the roll period. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Mortgage dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

ORGANIZATION COSTS. Costs incurred by a Portfolio in connection with its organization, initial registration and public offering of shares are being amortized on a straight-line basis for Blue Chip Growth, International Growth and Income, Growth and Income, Equity-Income and Strategic Bond over a five-year period beginning with the commencement of operations of each Portfolio.

FEDERAL INCOME TAXES. The Trust's and Portfolios policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of Money Market is declared as a dividend to shareholders of record as of the close of business each day and is reinvested daily. During any particular year, net realized gains from investment transactions of each Portfolio, in excess of available capital loss carryforwards of each Portfolio would be taxable to such Portfolio if not distributed. Therefore, each Portfolio of the Trust intends to distribute all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax. The Portfolio's distributions are based on income amounts determined in accordance with federal income tax regulations. The character of distributions made during the year from net investment income and net realized gains may differ for tax purposes due to various differences in recording net investment income and realized gains for financial statement and tax purposes.

EXPENSE ALLOCATION. Expenses not directly attributable to a particular Portfolio are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred, except as discussed in footnote 6.

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

REPURCHASE AGREEMENTS. Each Portfolio of the Trust may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount.

CAPITAL ACCOUNTS. The Portfolios report the undistributed net investment income and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each Portfolio of the Trust may periodically make reclassifications among certain capital accounts without impacting its net asset value.

At December 31, 1996 certain of the Portfolios had made cumulative reclassifications to the components of capital in the statement of net assets and liabilities to conform with the accounting and reporting guidelines of the Statement of Position 93-2 "Determination, Disclosure, and Financial Statement
Presentation of Income, Capital Gain, and Return of Capital Distributions by
Investment Companies". The following amounts represent the cumulative reclassifications as of December 31, 1996:

                                   ACCUMULATED
                                  UNDISTRIBUTED      UNDISTRIBUTED      ADDITIONAL
                                  NET REALIZED      NET INVESTMENT        PAID-IN
PORTFOLIO                          GAIN (LOSS)       INCOME (LOSS)        CAPITAL
---------                          -----------       -------------        -------

Pacific Rim Emerging Markets        $   8,848         $  20,251         $ (29,099)
Emerging Growth ............          110,911           (20,183)          (90,728)
International Stock ........           22,581            12,116           (34,697)
Quantitative Equity ........           43,432                --           (43,432)
Real Estate Securities .....          166,348          (159,359)           (6,989)
Balanced ...................         (339,211)          123,690           215,521
Capital Growth Bond ........          307,704                --          (307,704)

Generally the reclassifications are attributable to the treatment of gains and losses under IRC section 988. The Statement of Changes in Net Assets and Financial Highlights for previous periods have not been restated to reflect this change in presentation. Net investment income, net realized gains and net assets were not affected by this change.

OTHER. Investment security transactions are accounted for on a trade date plus one basis, except at reporting date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or as soon after the ex-date that the Portfolio is aware of such dividends, net of all taxes. All original issue discounts are accreted for financial and tax reporting purposes. The Portfolios use the First In, First Out method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

3. CAPITAL LOSS CARRYFORWARDS. At December 31, 1996, capital loss carryforwards available to offset future realized gains were approximately:

                                          CAPITAL LOSS CARRYFORWARD
                                              EXPIRATION YEAR
                                 --------------------------------------
   PORTFOLIO                        2002          2003          2004
   ---------                        ----          ----          ----
International Small Cap ......           --        --        $  426,000
Small/Mid Cap ................           --        --         6,792,000
Growth .......................           --        --           785,000
Capital Growth Bond ..........   $  751,000        --           213,000
Investment Quality Bond ......    3,559,000        --                --
U.S Government Securities ....    2,529,000        --                --

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

4. CAPITAL SHARES. Share activity for the Trust for the year ended December 31, 1996 was as follows:

                                                     SHARES      PAR VALUE    PAID-IN CAPITAL
                                                     ------      ---------    ---------------
PACIFIC RIM EMERGING MARKETS (FORMERLY,
THE PACIFIC RIM EMERGING MARKETS FUND)
Outstanding at December 31, 1995 ................   1,260,885     $ 12,607     $ 12,408,537
  Sold ..........................................     987,628        9,876       10,860,788
  Reinvestment of distributions .................      87,931          879          957,727
  Redeemed ......................................    (204,067)      (2,041)      (2,237,691)
                                                   ----------     --------     ------------
    Net increase ................................     871,492        8,714        9,580,824
                                                   ----------     --------     ------------
Outstanding at December 31, 1996 ................   2,132,377     $ 21,321     $ 21,989,361
                                                   ==========     ========     ============

INTERNATIONAL SMALL CAP
Outstanding at March 4. 1996 (commencement
of operations) ..................................          --           --               --
  Sold ..........................................   7,584,332     $ 75,843     $ 98,594,932
  Reinvestment of distributions .................      26,214          262          356,244
  Redeemed ......................................    (462,218)      (4,622)      (6,134,362)
                                                   ----------     --------     ------------
    Net increase ................................   7,148,328       71,483       92,816,814
                                                   ----------     --------     ------------
Outstanding at December 31, 1996 ................   7,148,328     $ 71,483     $ 92,816,814
                                                   ==========     ========     ============

EMERGING GROWTH (FORMERLY,
THE EMERGING GROWTH EQUITY FUND)
Outstanding at December 31, 1995 ................   7,030,732     $ 70,307     $131,337,491
  Sold ..........................................   2,011,652       20,116       47,081,881
  Reinvestment of distributions .................   1,399,182       13,992       28,873,101
  Redeemed ......................................  (1,145,441)     (11,454)     (26,211,573)
                                                   ----------     --------     ------------
    Net increase ................................   2,265,393       22,654       49,743,409
                                                   ----------     --------     ------------
Outstanding at December 31, 1996 ................   9,296,125     $ 92,961     $181,080,900
                                                   ==========     ========     ============

SMALL/MID CAP
Outstanding at March 4, 1996 (commencement
of operations) ..................................          --           --               --
  Sold ..........................................  13,996,896     $139,989     $183,134,560
  Redeemed ......................................    (833,171)      (8,332)     (10,811,721)
                                                   ----------     --------     ------------
    Net increase ................................  13,163,725      131,657      172,322,839
                                                   ----------     --------     ------------
Outstanding at December 31, 1996 ................  13,163,725     $131,657     $172,322,839
                                                   ==========     ========     ============

INTERNATIONAL STOCK (FORMERLY,
THE INTERNATIONAL FUND)
Outstanding at December 31, 1995 ................   1,785,480     $ 17,855     $ 17,912,802
  Sold ..........................................   1,145,679       11,457       12,736,922
  Reinvestment of distributions .................      76,426          764          873,956
  Redeemed ......................................    (116,972)      (1,170)      (1,298,007)
                                                   ----------     --------     ------------
    Net increase ................................   1,105,133       11,051       12,312,871
                                                   ----------     --------     ------------
Outstanding at December 31, 1996 ................   2,890,613     $ 28,906     $ 30,225,673
                                                   ==========     ========     ============

GLOBAL EQUITY
Outstanding at December 31, 1995 ................  40,249,612     $402,496     $593,754,557
  Sold ..........................................   5,742,922       57,429       95,611,915
  Reinvestment of distributions .................     676,495        6,765       11,263,635
  Redeemed ......................................  (5,929,052)     (59,290)     (97,570,497)
                                                   ----------     --------     ------------
    Net increase ................................     490,365        4,904        9,305,053
                                                   ----------     --------     ------------
Outstanding at December 31, 1996 ................  40,739,977     $407,400     $603,059,610
                                                   ==========     ========     ============
GROWTH
Outstanding at July 15, 1996 (commencement
of operations) ..................................          --           --               --
  Sold ..........................................   4,351,868     $ 43,518     $ 58,189,000
  Reinvestment of distributions .................      25,961          260          356,191
  Redeemed ......................................    (240,875)      (2,408)      (3,282,496)
                                                   ----------     --------     ------------
    Net increase ................................   4,136,954       41,370       55,262,695
                                                   ----------     --------     ------------
Outstanding at December 31, 1996 ................   4,136,954     $ 41,370     $ 55,262,695
                                                   ==========     ========     ============

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

CAPITAL SHARES, CONTINUED
                                                                                       ADDITIONAL
                                                    SHARES          PAR VALUE        PAID-IN CAPITAL
                                                    ------          ---------        ---------------
EQUITY
Outstanding at December 31, 1995 ................ 47,562,040        $475,620          $ 722,118,444
  Sold .......................................... 16,006,152         160,062            338,817,244
  Reinvestment of distributions .................  5,184,123          51,841            103,008,528
  Redeemed ...................................... (9,259,609)        (92,596)          (192,355,692)
                                                  ----------        --------          -------------
    Net increase ................................ 11,930,666         119,307            249,470,080
                                                  ----------        --------          -------------
Outstanding at December 31, 1996 ................ 59,492,706        $594,927          $ 971,588,524
                                                  ==========        ========          =============

QUANTITATIVE EQUITY (FORMERLY,
THE COMMON STOCK FUND)
Outstanding at December 31, 1995 ................  3,532,074        $ 35,321          $  49,898,633
  Sold ..........................................  1,409,487          14,095             26,118,895
  Reinvestment of distributions .................    783,122           7,831             13,850,262
  Redeemed ......................................   (421,538)         (4,215)            (7,816,335)
                                                  ----------        --------          -------------
    Net increase ................................  1,771,071          17,711             32,152,822
                                                  ----------        --------          -------------
Outstanding at December 31, 1996 ................  5,303,145        $ 53,032          $  82,051,455
                                                  ==========        ========          =============

EQUITY INDEX (FORMERLY, THE EQUITY INDEX FUND)
Outstanding at February 14, 1996 (commencement
of operations) ..................................         --              --                     --
  Sold ..........................................  1,006,398        $ 10,064          $  10,662,304
  Reinvestment of distributions .................     50,790             508                542,436
  Redeemed ......................................   (325,601)         (3,256)            (3,417,271)
                                                  ----------        --------          -------------
    Net increase ................................    731,587           7,316              7,787,469
                                                  ----------        --------          -------------
Outstanding at December 31, 1996 ................    731,587        $  7,316          $   7,787,469
                                                  ==========        ========          =============

BLUE CHIP GROWTH (FORMERLY, PASADENA GROWTH)
Outstanding at December 31, 1995 ................ 24,363,208        $243,632          $ 236,648,941
  Sold .......................................... 10,553,145         105,531            137,044,815
  Reinvestment of distributions .................     75,803             758                908,119
  Redeemed ...................................... (5,454,064)        (54,540)           (69,917,816)
                                                  ----------        --------          -------------
    Net increase ................................  5,174,884          51,749             68,035,118
                                                  ----------        --------          -------------
Outstanding at December 31, 1996 ................ 29,538,092        $295,381          $ 304,684,059
                                                  ==========        ========          =============

REAL ESTATE SECURITIES (FORMERLY,
THE REAL ESTATE SECURITIES FUND)
Outstanding at December 31, 1995 ................  3,472,861        $ 34,729          $  47,599,399
  Sold ..........................................    764,798           7,648             12,281,145
  Reinvestment of distributions .................    742,390           7,424             12,368,344
  Redeemed ......................................   (482,962)         (4,830)            (7,683,034)
                                                  ----------        --------          -------------
    Net increase ................................  1,024,226          10,242             16,966,455
                                                  ----------        --------          -------------
Outstanding at December 31, 1996 ................  4,497,087        $ 44,971          $  64,565,854
                                                  ==========        ========          =============

INTERNATIONAL GROWTH AND INCOME
Outstanding at December 31, 1995 ................  8,462,125        $ 84,621          $  86,103,861
  Sold .......................................... 11,548,633         115,487            126,744,111
  Reinvestment of distributions .................     18,869             189                203,218
  Redeemed ...................................... (3,968,176)        (39,682)           (44,119,753)
                                                  ----------        --------          -------------
    Net increase ................................  7,599,326          75,994             82,827,576
                                                  ----------        --------          -------------
Outstanding at December 31, 1996 ................ 16,061,451        $160,615          $ 168,931,437
                                                  ==========        ========          =============

GROWTH AND INCOME
Outstanding at December 31, 1995 ................ 40,893,098        $408,931          $ 520,491,301
  Sold .......................................... 12,559,557         125,596            218,551,440
  Reinvestment of distributions .................  1,669,649          16,696             27,432,320
  Redeemed ...................................... (1,792,954)        (17,930)           (31,901,789)
                                                  ----------        --------          -------------
    Net increase ................................ 12,436,252         124,362            214,081,971
                                                  ----------        --------          -------------
Outstanding at December 31, 1996 ................ 53,329,350        $533,293          $ 734,573,272
                                                  ==========        ========          =============


NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

CAPITAL SHARES, CONTINUED
                                                                                      ADDITIONAL
                                                   SHARES          PAR VALUE        PAID-IN CAPITAL
                                                   ------          ---------        ---------------

EQUITY-INCOME (FORMERLY, VALUE EQUITY)
Outstanding at December 31, 1995 ................ 28,733,585        $287,336          $335,774,131
  Sold .......................................... 10,589,483         105,895           151,652,989
  Reinvestment of distributions .................  2,286,477          22,864            30,890,302
  Redeemed ...................................... (2,705,402)        (27,054)          (38,514,830)
                                                  ----------        --------          ------------
    Net increase ................................ 10,170,558         101,705           144,028,461
                                                  ----------        --------          ------------
Outstanding at December 31, 1996 ................ 38,904,143        $389,041          $479,802,592
                                                  ==========        ========          ============

BALANCED (FORMERLY, THE BALANCED ASSETS FUND)
Outstanding at December 31, 1995 ................  6,457,180        $ 64,572          $ 94,270,836
  Sold ..........................................  1,277,873          12,779            22,403,580
  Reinvestment of distributions .................  1,101,726          11,017            18,322,103
  Redeemed ......................................   (620,324)         (6,203)          (10,897,857)
                                                  ----------        --------          ------------
    Net increase ................................  1,759,275          17,593            29,827,826
                                                  ----------        --------          ------------
Outstanding at December 31, 1996 ................  8,216,455        $ 82,165          $124,098,662
                                                  ==========        ========          ============

AGGRESSIVE ASSET ALLOCATION
Outstanding at December 31, 1995 ................ 16,484,402        $164,844          $170,396,066
  Sold ..........................................  1,234,265          12,343            15,606,109
  Reinvestment of distributions .................  1,313,016          13,130            15,992,541
  Redeemed ...................................... (2,173,826)        (21,738)          (27,734,711)
                                                  ----------        --------          ------------
    Net increase ................................    373,455           3,735             3,863,939
                                                  ----------        --------          ------------
Outstanding at December 31, 1996 ................ 16,857,857        $168,579          $174,260,005
                                                  ==========        ========          ============

MODERATE ASSET ALLOCATION
Outstanding at December 31, 1995 ................ 52,461,719        $524,617          $537,511,622
  Sold ..........................................    867,810           8,678            10,463,060
  Reinvestment of distributions .................  4,610,851          46,108            52,840,339
  Redeemed ...................................... (7,919,021)        (79,190)          (95,541,898)
                                                  ----------        --------          ------------
    Net decrease ................................ (2,440,360)        (24,404)          (32,238,499)
                                                  ----------        --------          ------------
Outstanding at December 31, 1996 ................ 50,021,359        $500,213          $505,273,123
                                                  ==========        ========          ============

CONSERVATIVE ASSET ALLOCATION
Outstanding at December 31, 1995 ................ 19,363,198        $193,632          $195,863,914
  Sold ..........................................  1,172,502          11,725            13,171,504
  Reinvestment of distributions .................  1,254,803          12,548            13,614,613
  Redeemed ...................................... (3,882,544)        (38,825)          (43,865,365)
                                                  ----------        --------          ------------
    Net decrease ................................ (1,455,239)        (14,552)          (17,079,248)
                                                  ----------        --------          ------------
Outstanding at December 31, 1996 ................ 17,907,959        $179,080          $178,784,666
                                                  ==========        ========          ============

STRATEGIC BOND
Outstanding at December 31, 1995 ................ 10,898,515        $108,985          $113,623,290
  Sold ..........................................  9,197,190          91,972           104,901,443
  Reinvestment of distributions .................  1,002,998          10,030            10,611,716
  Redeemed ...................................... (2,569,473)        (25,695)          (29,376,743)
                                                  ----------        --------          ------------
    Net increase ................................  7,630,715          76,307            86,136,416
                                                  ----------        --------          ------------
Outstanding at December 31, 1996 ................ 18,529,230        $185,292          $199,759,706
                                                  ==========        ========          ============

GLOBAL GOVERNMENT BOND
Outstanding at December 31, 1995 ................ 16,160,125        $161,601          $210,010,541
  Sold ..........................................  2,067,512          20,675            29,148,975
  Reinvestment of distributions .................  1,595,655          15,957            21,046,683
  Redeemed ...................................... (3,137,694)        (31,377)          (44,524,703)
                                                  ----------        --------          ------------
    Net increase ................................    525,473           5,255             5,670,955
                                                  ----------        --------          ------------
Outstanding at December 31, 1996 ................ 16,685,598        $166,856          $215,681,496
                                                  ==========        ========          ============

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARES, CONTINUED
                                                                                               ADDITIONAL
                                                    SHARES                PAR VALUE         PAID-IN CAPITAL
                                                  ----------              ---------         ---------------
CAPITAL GROWTH BOND (FORMERLY,
THE CAPITAL GROWTH BOND FUND)
Outstanding at December 31, 1995 ..............    3,779,382               $ 37,794            $ 41,701,743
 Sold .........................................    1,073,078                 10,731              11,916,627
 Reinvestment of distributions ................      242,016                  2,420               2,635,591
 Redeemed ......................................    (929,398)                (9,294)            (10,294,795)
                                                  ----------               --------            ------------
  Net increase ................................      385,696                  3,857               4,257,423
                                                  ----------               --------            ------------
Outstanding at December 31, 1996 ..............    4,165,078               $ 41,651            $ 45,959,166
                                                  ==========               ========            ============

INVESTMENT QUALITY BOND
Outstanding at December 31, 1995 ..............   11,618,055               $116,180            $131,059,924
 Sold .........................................    3,547,279                 35,473              41,355,613
 Reinvestment of distributions ................      756,988                  7,570               8,470,692
 Redeemed .....................................   (3,056,220)               (30,562)            (35,488,653)
                                                  ----------               --------            ------------
  Net increase ................................    1,248,047                 12,481              14,337,652
                                                  ----------               --------            ------------
Outstanding at December 31, 1996 ..............   12,868,102               $128,661            $145,397,576
                                                  ==========               ========            ============

U.S. GOVERNMENT SECURITIES
Outstanding at December 31, 1995 ..............   15,880,625               $158,806            $201,684,401
 Sold .........................................    3,666,316                 36,663              48,497,806
 Reinvestment of distributions ................    1,019,677                 10,197              12,837,734
 Redeemed .....................................   (5,249,702)               (52,497)            (67,750,381)
                                                  ----------               --------            ------------
  Net decrease ................................     (563,709)                (5,637)             (6,414,841)
                                                  ----------               --------            ------------
Outstanding at December 31, 1996 ..............   15,316,916               $153,169            $195,269,560
                                                  ==========               --------            ============

MONEY MARKET
Outstanding at December 31, 1995 .................25,811,696               $258,117            $257,858,846
 Sold ............................................49,015,061                490,151             489,660,463
 Reinvestment of distributions ...... .............1,564,567                 15,646              15,630,028
 Redeemed .......................................(44,607,903)              (446,079)           (445,632,964)
 Merger ...........................................4,573,159                 45,731              45,685,858
                                                  ----------               --------            ------------
  Net increase .................................. 10,544,884                105,449             105,343,385
                                                  ----------               --------            ------------
Outstanding at December 31, 1996 .................36,356,580               $363,566            $363,202,231
                                                  ==========               ========            ============

     5. PURCHASES AND SALES OF SECURITIES. The following summarizes the securities transactions (except for short-term investments) for the Portfolios
(with the exception of Money Market) for the year ended December 31, 1996:
                                                       PURCHASES                                        SALES
                                            --------------------------------            -----------------------------------
  PORTFOLIO                                 U.S. GOVERNMENT     OTHER ISSUES            U.S. GOVERNMENT        OTHER ISSUES
-------------                               ---------------     ------------            ---------------        ------------
Pacific Rim Emerging Markets ..........          ---          $   16,935,235                 ---             $    8,121,771
International Small Cap*. .............          ---              91,732,099                 ---                 18,862,445
Emerging Growth .......................          ---             280,175,526                 ---                355,205,822
Small/Mid Cap*. .......................          ---             212,011,208                 ---                 49,074,833
International Stock ...................          ---              19,797,043                 ---                  9,627,567
Global Equity .........................          ---           1,111,109,851                 ---              1,119,208,333
Growth**. .............................          ---              67,064,040                 ---                 23,048,197
Equity ................................          ---           2,650,175,079                 ---              2,424,413,904
Quantitative Equity ...................          ---              90,902,580                 ---                 74,015,913
Equity Index***. ......................          ---                 358,514                 ---                     30,389
Blue Chip Growth ......................          ---             574,288,733                 ---                522,888,437
Real Estate Securities ................          ---             136,126,477                 ---                127,892,525
International Growth and Income........          ---             272,138,351                 ---                192,067,283
Growth and Income .....................          ---             587,463,298                 ---                401,650,210
Equity-Income .........................          ---             817,529,881                 ---                707,322,554

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------------------------------------------------------
PURCHASES AND SALES OF SECURITIES, CONTINUED
                                                          PURCHASES                                           SALES
                                            ------------------------------------           -------------------------------------
PORTFOLIO                                   U.S. GOVERNMENT         OTHER ISSUES           U.S. GOVERNMENT          OTHER ISSUES
---------                                   ---------------         ------------           ---------------          ------------
Balanced ..............................        $ 17,680,702         $ 92,610,578              $ 17,918,229          $ 73,039,510
Aggressive Asset Allocation ...........          31,494,896          123,842,671                20,953,336           135,620,463
Moderate Asset Allocation .............         195,940,691          275,133,399               189,566,130           321,627,350
Conservative Asset Allocation .........          96,204,380           44,671,656                27,229,172           125,165,581
Strategic Bond ........................         153,632,193          237,320,805               108,989,366           192,464,339
Global Government Bond ................           4,957,031          369,911,313                16,791,720           362,402,450
Capital Growth Bond ...................          13,897,131            9,972,650                13,568,478             8,951,669
Investment Quality Bond ...............          85,885,573           29,534,842                73,299,689            24,332,116
U.S. Government Securities ............         970,464,961                  ---               984,488,544             2,122,714

*   For the period March 4, 1996 (commencement of operations) to December 31, 1996.

**  For the period July 15, 1996 (commencement of operations) to December 31, 1996.

*** For the period February 14, 1996 (commencement of operations) to December 31, 1996.

Purchases and sales for Money Market for the year ended December 31, 1996 were $4,507,852,450 and $4,470,747,126, respectively.

At December 31, 1996, tax basis net unrealized appreciation (depreciation) was equal to the aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value as follows:

                                                                   TAX BASIS NET           TAX BASIS            TAX BASIS
                                               TAX BASIS             UNREALIZED           UNREALIZED            UNREALIZED
 PORTFOLIO                                       COST               APPRECIATION         APPRECIATION          DEPRECIATION
 ---------                                 --------------           ------------         ------------          ------------
Pacific Rim Emerging Markets ..........    $   20,934,924           $  1,235,888         $  2,978,676           $ 1,742,788
International Small Cap ...............        92,152,546              4,760,029            7,897,401             3,137,372
Emerging Growth .......................       181,121,918             10,428,476           16,424,223             5,995,747
Small/Mid Cap .........................       165,636,602             10,414,047           16,486,741             6,072,694
International Stock ..................         28,794,482              2,891,838            4,484,496             1,592,658
Global Equity .........................       656,189,498             50,717,358           63,435,680            12,718,322
Growth ................................        55,462,536              2,285,703            3,232,367               946,664
Equity ................................     1,244,721,397            115,323,208          138,570,081            23,246,873
Quantitative Equity ...................        81,581,654              9,838,642           11,656,588             1,817,946
Equity Index ..........................         7,938,855                 22,745               22,745                   ---
Blue Chip Growth ......................       385,149,606             40,134,261           44,866,611             4,732,350
Real Estate Securities ................        64,181,126             11,635,350           11,635,350                   ---
International Growth and Income .......       173,634,241              7,892,194           15,355,470             7,463,276
Growth and Income .....................       817,343,903            219,209,888          231,759,218            12,549,330
Equity-Income .........................       570,381,493             29,813,519           35,490,892             5,677,373
Balanced ..............................       123,383,246             10,410,194           12,423,155             2,012,961
Aggressive Asset Allocation ...........       194,761,420             29,685,409           35,172,620             5,487,211
Moderate Asset Allocation .............       559,141,659             57,815,436           68,288,424            10,472,988
Conservative Asset Allocation .........       193,715,374             11,312,046           13,940,298             2,628,252
Strategic Bond ........................       241,762,884              5,292,610            7,756,788             2,464,178
Global Government Bond ................       231,107,643             13,578,622           14,124,129               545,507
Capital Growth Bond ...................        43,691,754                663,973              963,850               299,877
Investment Quality Bond ...............       149,534,258                637,178            1,732,217             1,095,039
U.S Government Securities .............       254,471,481                 39,444              958,090               918,646

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

PURCHASES AND SALES OF SECURITIES, CONTINUED

The following is a summary of futures contracts activity for the year ended
December 31, 1996:
                                                SALES OF FUTURES CONTRACTS                      PURCHASES OF FUTURES CONTRACTS
                                         ------------------------------------------        -----------------------------------------
                                                       AGGREGATE                                           AGGREGATE     UNREALIZED
                                         NUMBER OF    FACE VALUE OF      UNREALIZED        NUMBER OF     FACE VALUE OF      GAIN
                                         CONTRACTS      CONTRACTS           LOSS           CONTRACTS       CONTRACTS       (LOSS)
                                         ---------    -------------      ----------        ---------     -------------  ------------

EQUITY INDEX:

S&P 500 FUTURES:
Outstanding at February 14, 1996
 (commencement of operations) .........    ----             ----                             ----                ----
 Contracts opened .....................    ----             ----                               21         $ 5,250,000
 Contracts closed .....................    ----             ----                              (16)         (4,000,000)
                                           ----             ----                             ----         -----------
Outstanding at December 31, 1996 ......    ----             ----                                5         $ 1,250,000      $266,875
                                           ====             ====                             ====         ===========      ========

AGGRESSIVE ASSET ALLOCATION:

S&P 500 FUTURES:
Outstanding at December 31, 1995 ......      19     $  4,750,000                             ----                ----
 Contracts opened .....................      87       21,750,000                             ----                ----
 Contracts closed .....................     (87)     (21,750,000)                            ----                ----
                                           ----     ------------
Outstanding at December 31, 1996 ......      19     $  4,750,000         ($62,377)           ----                ----
                                           ====     ============         ========            ====                ====

CAC 40 FUTURES:
Outstanding at December 31, 1995 ......    ----             ----                               13      FRF     104,000
 Contracts opened .....................    ----             ----                               33              264,000
 Contracts closed .....................    ----             ----                              (40)            (320,000)
                                                                                              ---             --------
Outstanding at December 31, 1996 ......    ----             ----                                6      FRF      48,000     $ 24,274
                                           ====             ====                              ===             ========     ========
DAX 30 FUTURES:
Outstanding at December 31, 1995 ......    ----             ----                                8      DEM      24,000
 Contracts opened .....................    ----             ----                               17               51,000
 Contracts closed .....................    ----             ----                              (22)             (66,000)
                                                                                              ---              -------
Outstanding at December 31, 1996 ......    ----             ----                                3      DEM       9,000     $ 12,605
                                           ====             ====                              ===              =======     ========
FTSE 100 FUTURES:
Outstanding at December 31, 1995 ......    ----             ----                                9     (POUND)   22,500
 Contracts opened .....................    ----             ----                               19               47,500
 Contracts closed .....................    ----             ----                              (25)             (62,500)
                                                                                              ---              -------
Outstanding at December 31, 1996 ......    ----             ----                                3     (POUND)    7,500     $ 17,609
                                           ====             ====                              ===              =======     ========

NIKKEI 300 FUTURES:
Outstanding at December 31, 1995 ......    ----             ----                              103     (YEN)  1,030,000
 Contracts opened .....................    ----             ----                              231            2,310,000
 Contracts closed .....................    ----             ----                             (294)          (2,940,000)
                                                                                             ----           ----------
Outstanding at December 31, 1996 ......    ----             ----                               40     (YEN)    400,000     ($36,185)
                                           ====             ====                             ====           ==========     ========

MODERATE ASSET ALLOCATION:

S&P 500 FUTURES:
Outstanding at December 31, 1995 ......      41     $ 10,250,000                             ----               ----
 Contracts opened .....................     179       26,250,000                             ----               ----
 Contracts closed .....................    (183)     (27,250,000)                            ----               ----
                                           ----     ------------
Outstanding at December 31, 1996 ......      37     $  9,250,000        ($121,471)           ----               ----
                                           ====     ============        =========            ====               ====

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
PURCHASES AND SALES OF SECURITIES, CONTINUED
                                                SALES OF FUTURES CONTRACTS                      PURCHASES OF FUTURES CONTRACTS
                                         ------------------------------------------        -----------------------------------------
                                           NUMBER       AGGREGATE                                          AGGREGATE     UNREALIZED
                                             OF       FACE VALUE OF      UNREALIZED        NUMBER OF     FACE VALUE OF      GAIN
                                         CONTRACTS      CONTRACTS           LOSS           CONTRACTS       CONTRACTS       (LOSS)
                                         ---------    -------------      ----------        ---------     -------------  ----------
MODERATE ASSET ALLOCATION - CONTINUED

CAC 40 FUTURES:
Outstanding at December 31, 1995 ......    ----            ----                                28      FRF     224,000
 Contracts opened .....................    ----            ----                                37              296,000
 Contracts closed .....................    ----            ----                               (64)            (512,000)
                                                                                             ----           ----------
Outstanding at December 31, 1996 ......    ----            ----                                 1      FRF       8,000      $4,046
                                           ====            ====                              ====           ==========      ======

DAX 30 FUTURES:
Outstanding at December 31, 1995 ......    ----            ----                                16      DEM      48,000
 Contracts opened .....................    ----            ----                                19               57,000
 Contracts closed .....................    ----            ----                               (35)            (105,000)
                                                                                             ----           ----------
Outstanding at December 31, 1996 ......    ----            ----                              ----      DEM        ----
                                           ====            ====                              ====           ==========

FTSE 100 FUTURES:
Outstanding at December 31, 1995 ......    ----            ----                                17    (POUND)    42,500
 Contracts opened .....................    ----            ----                                22               55,000
 Contracts closed .....................    ----            ----                               (38)             (95,000)
                                                                                              ---           ----------
Outstanding at December 31, 1996 ......    ----            ----                                 1    (POUND)     2,500      $5,869
                                           ====            ====                               ===           ==========      ======

NIKKEI 300 FUTURES:
Outstanding at December 31, 1995 ......    ----            ----                               209     (YEN)  2,090,000
 Contracts opened .....................    ----            ----                               264            2,640,000
 Contracts closed .....................    ----            ----                              (466)          (4,660,000)
                                                                                             ----           ----------
Outstanding at December 31, 1996 ......    ----            ----                                 7     (YEN)     70,000     ($6,332)
                                           ====            ====                              ====           ==========      ======

CONSERVATIVE ASSET ALLOCATION:
S&P 500 FUTURES:
Outstanding at December 31, 1995 ......       6      $1,500,000                              ----                 ----
 Contracts opened .....................      29       7,250,000                              ----                 ----
 Contracts closed .....................     (29)     (7,250,000)                             ----                 ----
                                            ---      ----------
Outstanding at December 31, 1996 ......       6      $1,500,000          ($19,698)           ----                 ----
                                            ===      ==========          ========            ====                 ====

CAC 40 FUTURES:
Outstanding at December 31, 1995 ......    ----            ----                                 4      FRF      32,000
 Contracts opened .....................    ----            ----                                 4               32,000
 Contracts closed .....................    ----            ----                                (8)             (64,000)
                                                                                             ----           ----------
Outstanding at December 31, 1996 ......    ----            ----                              ----      FRF        ----
                                           ====            ====                              ====           ==========

DAX 30 FUTURES:
Outstanding at December 31, 1995 ......    ----            ----                                 2      DEM       6,000
 Contracts opened .....................    ----            ----                                 2                6,000
 Contracts closed .....................    ----            ----                                (4)             (12,000)
                                                                                             ----           ----------
Outstanding at December 31, 1996.......    ----            ----                              ----      DEM        ----
                                           ====            ====                              ====           ==========
FTSE 100 FUTURES:
Outstanding at December 31, 1995 ......    ----            ----                                 3    (POUND)     7,500
 Contracts opened .....................    ----            ----                                 6               15,000
 Contracts closed .....................    ----            ----                                (8)             (20,000)
                                                                                             ----           ----------
Outstanding at December 31, 1996 ......    ----            ----                                 1    (POUND)     2,500      $5,870
                                           ====            ====                              ====           ==========      ======

NIKKEI 300 FUTURES:
Outstanding at December 31, 1995 ......    ----            ----                                37     (YEN)    370,000
 Contracts opened .....................    ----            ----                                52              520,000
 Contracts closed .....................    ----            ----                               (84)            (840,000)
                                                                                             ----           ----------
Outstanding at December 31, 1996 ......    ----            ----                                 5     (YEN)     50,000     ($4,523)
                                           ====            ====                              ====           ==========      ======

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

6. INVESTMENT ADVISORY AGREEMENTS. Effective March 20, 1987, the Trust entered into an Investment Advisory Agreement with NASL Financial (the "Adviser"), a wholly-owned subsidiary of Security Life and the principal underwriter of the variable annuity contracts issued by Security Life, First North American and Manulife America. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment and reinvestment of the assets of each Portfolio of the Trust, subject to the supervision of the Trust's Board of Trustees. As compensation for its services, NASL Financial receives an advisory fee from the Trust based on the average daily net assets of each Portfolio. Advisory fees charged to each Portfolio were as follows:

    PORTFOLIO                                                           PERIOD ENDED                     EFFECTIVE
                                                                      DECEMBER 31, 1996               JANUARY 1, 1997
----------------                                                      -----------------               ---------------
Pacific Rim Emerging Markets ...................................          .850%                             .850%
International Small Cap*. ......................................         1.100%                            1.100%
Emerging Growth ................................................          .500%                            1.050%
Small/Mid Cap*. ................................................         1.000%                            1.000%
International Stock ............................................          .850%                            1.050%
Global Equity ..................................................          .900%                             .900%
Growth**. ......................................................          .850%                             .850%
Equity .........................................................          .750%                             .750%
Quantitative Equity ............................................          .500%                             .700%
Equity Index***. ...............................................          .250%                             .250%
Blue Chip Growth ...............................................          .975%                             .925%
Real Estate Securities .........................................          .500%                             .700%
International Growth and Income ................................          .950%                             .950%
Growth and Income ..............................................          .750%                             .750%
Equity-Income ..................................................          .800%                             .800%
Balanced .......................................................          .500%                             .800%
Aggressive Asset Allocation ....................................          .750%                             .750%
Moderate Asset Allocation ......................................          .750%                             .750%
Conservative Asset Allocation ..................................          .750%                             .750%
Strategic Bond .................................................          .775%                             .775%
Global Government Bond .........................................          .800%                             .800%
Capital Growth Bond ............................................          .500%                             .650%
Investment Quality Bond ........................................          .650%                             .650%
U.S. Government Securities .....................................          .650%                             .650%
Money Market ...................................................          .500%                             .500%

*   For the period March 4, 1996 (commencement of operations) to December 31,
    1996.
**  For the period July 15, 1996 (commencement of operations) to December
    31, 1996.
*** For the period February 14, 1996 (commencement of operations) to
    December 31, 1996.

During the year ended December 31, 1996, and for prior periods, MAC was compensated for investment management and certain other services at an annual rate of 0.50% of the average daily net assets for Emerging Growth, Quantitative Equity, Real Estate Securities, Balanced and Capital Growth Bond, and 0.25% for Equity Index. For Pacific Rim and International Stock, MAC was compensated for investment management at an annual rate of 0.85% of average daily net assets, and 0.65% and 0.50%, respectively, of average daily net assets for certain other expenses.

EXPENSE REIMBURSEMENT. Pursuant to the Advisory Agreement, the Adviser reimburses the Trust for expenses (excluding advisory fees, taxes, portfolio brokerage commissions and interest) incurred in excess of 0.50% of the average daily net assets of each portfolio, respectively, on an annualized basis in Emerging Growth, Small/Mid Cap, Growth, Equity, Quantitative Equity, Equity Index, Blue Chip Growth, Real Estate Securities, Growth and Income, Equity-Income, Balanced, Aggressive, Moderate and Conservative Asset Allocation, Strategic Bond, Capital Growth Bond, Investment Quality Bond, U.S. Government Securities and Money Market and 0.75% in Pacific Rim Emerging Markets, International Small Cap, International Stock, Global Equity, International
Growth and Income and Global Government Bond. There were no expenses reimbursed by the Adviser for the year ended December 31, 1996 except as noted below. The previous Subadviser to Blue Chip Growth, Roger Engemann Management Co., Inc. ("Engemann") had agreed to reimburse "other expenses" of Blue Chip Growth up to a maximum on an annual basis of .15% of average daily net assets. For the period January 1, 1996 to September 30, 1996, Engemann reimbursed .041% of all "other expenses". For the period October 1, 1996 to December 31, 1996, the Adviser voluntarily agreed to reimburse other expenses of Blue Chip Growth in excess of
 .05% of average daily net assets. For the period October 1, 1996 to December 31, 1996, the Adviser reimbursed .004% of all "other expenses" in excess of .05%.

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------
7. TRUSTEES' FEES. The Trust pays each Trustee who is not an employee or director of the Adviser or its affiliates a fee of $5,500 plus travel expenses for each Board of Trustees meeting attended. The Trust also pays each Trustee who is not an employee of the Adviser or its affiliates an annual retainer of $21,000.

8. COMMITMENTS. At December 31, 1996, International Small Cap, International Stock, Global Equity, International Growth and Income, Strategic Bond and Global Government Bond Trusts had entered into forward foreign currency contracts which contractually obligate the Portfolio to deliver currencies at future dates. Open sale and purchase contracts at December 31, 1996 were as follows:

                                                                                                                        NET
                                                                                                                     UNREALIZED
                                          CONTRACTS           IN EXCHANGE        SETTLEMENT                         APPRECIATION
                                         TO DELIVER               FOR              DATE              VALUE         (DEPRECIATION)
                                         ----------            ---------          -------          --------        -------------
INTERNATIONAL SMALL CAP:

PURCHASES
                                           $ 25,239     FIM       117,110         1/02/97          $ 25,459           $  220
                                            231,291   (POUND)     138,076         1/02/97           236,553            5,262
                                             31,343     FIM       145,620         1/03/97            31,657              314
                                             13,566     HKD       104,931         1/03/97            13,566              ---
                                             10,930    (YEN)    1,252,785         1/06/97            10,817             (113)
                                             78,555   (POUND)      46,441         1/07/97            79,563            1,008
                                             18,205    (YEN)    2,100,892         1/07/97            18,141              (64)
                                           --------                                                --------           ------
                                           $409,129                                                $415,756           $6,627
                                           ========                                                ========           ======

INTERNATIONAL STOCK:
SALES
 Thailand Baht ...................            9,300                  $362         1/02/97              $363             $ (1)
                                                                     ====                              ====             ----

PURCHASES
                                               $362     SGD           507         1/02/97              $362            $----
                                               ====                                                    ====            -----
                                                                                                                       $  (1)
                                                                                                                       =====

GLOBAL EQUITY:
SALES
 French Franc ....................      185,000,000           $36,222,662        12/03/97       $36,443,938        $(221,276)
                                                              ===========                       ===========        =========

INTERNATIONAL GROWTH AND INCOME:
SALES
  German Deutschemark ............       12,013,466           $ 7,996,472         2/20/97       $ 7,832,445         $164,027
  Spanish Peseta .................      433,197,142             3,416,381         2/20/97         3,332,630           83,751
  French Franc ...................       22,166,306             4,380,693         2/20/97         4,284,642           96,051
  Hong Kong Dollar ...............       14,621,909             1,890,775         2/20/97         1,890,605              170
  Italian Lira ...................    3,702,236,380             2,434,240         2/20/97         2,434,264              (24)
  Japanese Yen ...................    1,157,679,072            10,425,231         2/20/97        10,067,052          358,179
                                                              -----------                       -----------         --------
                                                              $30,543,792                       $29,541,636         $702,154
                                                              ===========                       ===========         --------

PURCHASES
                                         $1,790,000    DEM      2,666,098         2/20/97        $1,738,221        $ (51,779)
                                          5,415,000  (POUND)  608,840,030         2/20/97         5,294,407         (120,593)
                                         ----------                                              ----------        ---------
                                         $7,205,000                                              $7,032,626        $(172,372)
                                         ==========                                              ==========        ---------
                                                                                                                   $ 529,782
                                                                                                                   =========

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------
COMMITMENTS, CONTINUED

                                                                                                                      NET
                                                                                                                   UNREALIZED
                                          CONTRACTS           IN EXCHANGE       SETTLEMENT                        APPRECIATION
                                         TO DELIVER               FOR              DATE            VALUE         (DEPRECIATION)
                                        -----------           -----------       ----------      -----------      --------------
STRATEGIC BOND:
SALES
  Australian Dollar...............          309,222           $   244,285         1/22/97       $   245,707        $  (1,422)
  Canadian Dollar.................       11,313,073             8,448,935         1/22/97         8,274,236          174,699
  German Deutschemark.............       29,094,305            19,136,469         1/22/97        18,935,256          201,213
  Danish Krone....................       10,810,470             1,858,427         1/22/97         1,837,352           21,075
  Irish Punt......................        8,432,883            13,768,873         1/22/97        14,288,541         (519,668)
  New Zealand Dollar..............        8,602,822             6,074,237         1/22/97         6,073,204            1,033
                                                              -----------                       -----------        ---------
                                                              $49,531,226                       $49,654,295        $(123,070)
                                                              ===========                       ===========        =========

PURCHASES
                                        $19,278,902    DEM     29,020,706         1/22/97       $18,887,356        $(391,546)
                                            455,220    DKK      2,708,559         1/22/97           460,348            5,128
                                         11,037,453    IEP      6,684,913         1/22/97        11,326,809          289,356
                                          6,050,365    NZD      8,602,823         1/22/97         6,073,205           22,840
                                        -----------                                             -----------        ---------
                                        $36,821,940                                             $36,747,718        $ (74,222)
                                        ===========                                             ===========        ---------
                                                                                                                   $(197,293)
                                                                                                                   =========

GLOBAL GOVERNMENT BOND:
SALES
  New Zealand Dollar..............       11,683,949           $ 8,000,000         4/17/97       $ 8,210,700        $(210,700)
  Swedish Krone...................       93,225,300            14,000,000         5/27/97        13,761,327          238,673
                                                              -----------                       -----------        ---------
                                                              $22,000,000                       $21,972,027        $  27,973
                                                              ===========                       ===========        =========

PURCHASES
                                        $ 8,098,013    NZD     11,683,949         4/17/97       $ 8,210,700        $ 112,687
                                          7,065,057    SEK     48,000,000         5/27/97         7,085,455           20,398
                                        -----------                                             -----------        ---------
                                        $15,163,070                                             $15,296,155        $ 133,085
                                        ===========                                             ===========        ---------
                                                                                                                   $ 161,058
                                                                                                                   =========

9. REORGANIZATION. On September 7, 1995, North American Life announced plans to "amalgamate" with The Manufacturers Life Insurance company ("Manulife"). An amalgamation is the exclusive method of combining federally chartered mutual life insurers under the applicable Insurance Companies Act (Canada).

The amalgamation required and received the approval of the Superintendent of Financial Institutions in Canada, certain US regulatory approvals and the approval of the policyholders of both mutual companies. The amalgamation of North American Life and Manulife became effective as of January 1, 1996.

The surviving company will conduct business under the "The Manufacturers Life Insurance Company."

Effective January 1, 1996, immediately following the amalgamation, Security Life experienced a corporate restructuring which resulted in the formation of a newly organized holding company, NAWL Holding Company, Inc. ("NAWL"). NAWL holds all of the outstanding shares of Security Life and Wood Logan Associates, Inc. ("WLA"). WLA is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. WLA acts as the promotional agent for distribution of the Trust.

Manulife owns all of the class A shares of NAWL, representing 85% of the voting shares of NAWL. Certain employees of WLA own all of the class B shares, which represent the remaining 15% voting interest in NAWL.

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

REORGANIZATION, CONTINUED

On December 20, 1996, the shareholders of the Manulife Series Fund, Inc. (MSF), a registered management investment company with nine portfolios voted to approve an Agreement and Plan of Reorganization (the "Reorganization") effective December 31, 1996 between MSF on behalf of its portfolios and comparable portfolios of the Trust. The agreement provided for the tax free transfer of all assets and liabilities of each MSF portfolio to the corresponding Trust portfolio in exchange solely for shares of beneficial interest, par value of $0.01 per share of such Trust portfolio and the distribution of such Trust portfolio shares to the shareholders of such MSF portfolio in liquidation of such MSF portfolio. Costs of the merger were borne by Manulife and NASL Financial. The MSF portfolios and the corresponding Trust Portfolios were as follows:

        MSF PORTFOLIOS                               CORRESPONDING TRUST PORTFOLIOS
      ------------------                           ----------------------------------
      Money-Market Fund                            Money Market Trust
      International Fund                           International Stock Trust (a newly organized Trust shell portfolio)
      Emerging Growth Equity Fund                  Emerging Growth Trust (a newly organized Trust shell portfolio)
      Balanced Assets Fund                         Balanced Trust (a newly organized Trust shell portfolio)
      Common Stock Fund                            Quantitative Equity Trust (a newly organized Trust shell portfolio)
      Pacific Rim Emerging Markets Fund            Pacific Rim Emerging Markets Trust (a newly organized Trust shell portfolio)
      Real Estate Securities Fund                  Real Estate Securities Trust (a newly organized Trust shell portfolio)
      Capital Growth Bond Fund                     Capital Growth Bond Trust (a newly organized Trust shell portfolio)
      Equity Index Fund                            Equity Index Trust (a newly organized Trust shell portfolio)

The total value of all shares of each Trust portfolio issued in the Reorganization equaled the total value of the net assets of the corresponding MSF portfolio being acquired by such Trust portfolio. The MSF Money-Market Fund was merged into Money Market with the resulting activity as follows:

  PORTFOLIO                                              SHARES                TOTAL NET ASSETS              NET ASSET VALUE
------------                                          -------------            ----------------              ---------------

MSF Money-Market Fund
at December 31, 1996 .......................           4,364,278                 $ 45,731,589                    $10.48

NASL Series Trust
Money Market Trust
at December 31, 1996 .......................          31,783,421                 $317,834,208                    $10.00

Money Market Trust
after reorganization
on December 31, 1996 .......................          36,356,580                 $363,565,797                    $10.00

                                      133